UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07384

                      NICHOLAS APPLEGATE INSTITUTIONAL FUNDS
               (Exact name of registrant as specified in charter)

               600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
                    (Address of principal executive offices)

                              CHARLES H. FIELD, JR.
                    C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          600 WEST BROADWAY, 30TH FLOOR
                               SAN DIEGO, CA 92101
                     (Name and address of agent for service)

                                    Copy to:
                               Deborah A. Wussow
                    c/o Nicholas-Applegate Capital Management
                         600 West Broadway, 30th Floor
                              San Diego, CA 92101

	Registrant's telephone number, including area code: (619) 687-2988

			Date of fiscal year end: March 31

		Date of reporting period: September 30, 2006

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.




ITEM 1. REPORTS TO STOCKHOLDERS.

NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS

SEPTEMBER 30, 2006 SEMI-ANNUAL REPORT (UNAUDITED)

CLASS I, II, III & IV SHARES

U.S. MICRO CAP

U.S. EMERGING GROWTH

U.S. SMALL CAP VALUE

U.S. LARGE CAP VALUE

U.S. SYSTEMATIC LARGE CAP GROWTH

U.S. SYSTEMATIC MID CAP GROWTH

U.S. CONVERTIBLE

GLOBAL SELECT

INTERNATIONAL GROWTH

INTERNATIONAL GROWTH OPPORTUNITIES

EMERGING MARKETS

INTERNATIONAL SYSTEMATIC

INTERNATIONAL ALL CAP GROWTH

U.S. HIGH YIELD BOND

[A company of Allianz LOGO]
GLOBAL INVESTORS

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Equity markets around the world posted solid gains during the six months ended September 30, 2006. Despite rising inflationary pressures and monetary tightening, stock markets advanced amid strength in the global economy, healthy corporate profits and a retreat in commodity prices.

In this semi-annual report, we review the performance of the financial markets and our mutual funds from April 1 through September 30. In addition, we share our thoughts on key themes shaping the investment environment and our outlook for the months ahead.

In the United States, the broad equity market, as measured by the S&P 500 Index, gained 4.14% this period. The Federal Reserve continued increasing short-term interest rates during the spring in efforts to control rising inflation. However, the central bank held the target funds rate steady at its August and September meetings on signs that the U.S. economy was cooling. GDP grew at a 2.6% annual rate in the second quarter, following a scorching 5.6% pace in the first three months of the year. Corporate profits remained robust, with S&P 500 companies reporting 16.3% year-over-year earnings growth in the second quarter of 2006. This was well ahead of expectations and marked the twelfth consecutive quarter of double-digit expansion.

In developed countries overseas, the MSCI EAFE Index eked out a 0.86% gain in local currencies but rose 4.97% in U.S. dollar terms. European markets turned in some of the best results, with the MSCI Europe Index rising 3.86% in local currencies. Eurozone economies grew 0.9% in the second quarter (their fastest pace since 2000 -- and growth in the United Kingdom was also strong). Inflation climbed above policymakers' targets, prompting the European Central Bank and Bank of England to raise short-term interest rates. The MSCI Japan Index fell 5.21% in dollar terms and nearly the same in yen on fears that moderating U.S. economic growth would depress demand for exports. The Japanese economy remains sensitive to the global cycle, even though domestic fundamentals have improved. The Bank of Japan raised interest rates in July after five years of a near-zero interest rate policy, reflecting its confidence in the country's recovery.

After gaining more than 40% in the prior twelve months, emerging market equities took a breather this period, with the MSCI Emerging Markets Index rising 0.53% (US$). Global equity markets were volatile in May due to worries about U.S. inflation that were fueled by hawkish comments from the Fed and an unexpectedly large rise in core consumer prices. As is common in such environments, short-term investors took risk off the table and moved into perceived safe havens, such as stocks in more developed countries. These concerns, along with tensions in the Middle East, also contributed to the relative performance of style and capitalization segments. Globally, value stocks outpaced growth stocks and large caps outperformed smaller caps this period.

Commodity prices have corrected from their highest levels on slower demand worldwide for oil and raw materials. The Reuters/Jeffries CRB Index, a barometer of commodity prices, fell 9.4% from April 1 to September 30. The pullback eased investor concerns about inflation and the need for further monetary tightening from central banks. Investors were particularly enthusiastic about the approximately 20% drop in the price of oil from its mid-July peak. This steep decline was a major factor in the equity market gains realized during the latter part of the period.

Just as there were several positive developments in the markets, there were a number of positive developments at Nicholas-Applegate. One we are especially excited about is the October 2006 opening of our London office, an event we have been preparing for and anticipating for months. As a global investment firm, our priority is to capitalize on changes that are taking place around the world. This new office in Europe's leading financial center will strengthen our ability to identify and capitalize on investment opportunities in the European markets.

We added several professionals to our traditional and systematic investment teams this period, evidence of our commitment to providing shareholders with top-notch talent. In particular, the broadening of our systematic team is allowing us to pursue new avenues for maintaining the integrity and robustness of our proprietary stock selection models. We currently have several research projects underway in the areas of retail and financials, which have applicability to both our U.S. and non-U.S. systematic funds. This research is part of a process of continuous refinement and underscores our sensitivity to the dynamic nature of the financial markets.

Two members of the Nicholas-Applegate family of funds celebrated ten-year anniversaries this period: the U.S. Large Cap Value Fund and the U.S. High Yield Bond Fund. The U.S. Large Cap Value Fund gained 12.61% on an annualized basis from its April 30, 1996 inception through September 30, 2006. Additionally, the Fund outperformed its benchmark, the Russell 1000 Value Index, which rose 11.17%. The U.S. High Yield Bond Fund gained 8.42% from its July 31, 1996 inception through September 30, 2006, outperforming the 6.69% advance in the Merrill Lynch High Yield Master II Index. We are proud to say that both funds ranked in the top 5% of their Lipper style categories during the ten years ended September 30.

Looking ahead, leading economic indicators in major developed countries outside of Japan remain positive, despite recent declines. This supports our belief that the global economy will continue to grow, albeit at a more modest pace. Although we anticipate further rate increases from the European Central Bank and Bank of Japan, we think the Fed is done tightening U.S. monetary policy. In addition, commodity prices have fallen, equity valuations are reasonable, and earnings growth, while decelerating, should remain at healthy levels in the United States and abroad. A slowdown in the global economy, tame inflation, attractive valuations and good earnings growth are an excellent recipe for higher share prices as we head into 2007.

In this environment, we believe companies that can deliver strong earnings growth should once again command premium valuations relative to all others. The market seems to be rotating away from early cyclical companies and sectors into more stable growth companies, suggesting that many years of value leadership may be finally coming to an end. We also think this kind of environment is ideal for security selection, particularly for investing in companies where positive change is leading to increased earnings estimates. In our ongoing quest to deliver excess return to shareholders, we continue to search out those companies in all of our funds.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,


/s/ Horacio A. Valeiras
--------------------------------------
Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2006

TABLE OF CONTENTS

THE FUNDS' REVIEW AND OUTLOOK, PERFORMANCE AND
SCHEDULE OF INVESTMENTS
   U.S. Micro Cap                                                              2
   U.S. Emerging Growth                                                        7
   U.S. Small Cap Value                                                       11
   U.S. Large Cap Value                                                       15
   U.S. Systematic Large Cap Growth                                           17
   U.S. Systematic Mid Cap Growth                                             21
   U.S. Convertible                                                           25
   Global Select                                                              30
   International Growth                                                       34
   International Growth Opportunities                                         38
   Emerging Markets                                                           42
   International Systematic                                                   45
   International All Cap Growth                                               48
   U.S. High Yield Bond                                                       52

THE FUNDS':
   Financial Highlights                                                       58
   Statements of Assets and Liabilities                                       66
   Statement of Operations                                                    68
   Statements of Changes in Net Assets                                        70
   Notes to Financial Statements                                              74
   Shareholder Expense Example                                                79
   Supplementary Information                                                  81

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS FOR NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS CLASS I, II, III & IV SHARES.
DISTRIBUTOR: NICHOLAS-APPLEGATE SECURITIES.

U.S. MICRO CAP FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MONTIE L. WEISENBERGER, Portfolio Manager; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with "micro" market capitalizations that offer superior growth prospects.

MARKET OVERVIEW: Following impressive gains in the first quarter of the year, U.S. micro-cap stocks declined during the six months ended September 30, 2006. Losses were precipitated by fears that rising inflation would cause the Federal Reserve to continue the series of interest rate increases it began in June 2004 and, in turn, dampen economic and earnings growth. The price of oil jumped to $78.40 a barrel, the Consumer Price Index edged upward and the government reported that second quarter GDP growth had slowed to an annual pace of 2.6%. Corporate profits remained strong, however.

Despite posting losses for the full period, micro-cap stocks advanced in August and September, buoyed by falling oil prices, milder readings on inflation and a "pause" from the Fed. The central bank held short-term rates steady at each of its last two policy meetings of the period and stated that it expected inflation pressures to ease over time.

Within the micro-cap market, sector returns were mixed. Energy and materials were two of the worst-performing groups, as the price of oil and other commodities moderated over the course of the period. Industrials were also notably weak on signs the economy was transitioning to a more mature phase of its growth. In contrast, stocks in the financials sector generated gains, helped by the Fed's decision not to raise rates, and improving fundamentals lent support to shares of telecommunication services companies.

PERFORMANCE: During the six months ended September 30, 2006, the Fund's Class I shares lost 11.65% and the Russell Microcap Index fell 7.41%.

PORTFOLIO SPECIFICS: Stock selection in the consumer discretionary and industrials sectors had a major positive effect on results versus the index. Top-performing positions included Interstate Hotels & Resorts, a hotel management company; Casual Male Retail Group, an apparel retailer; and Superior Essex, a manufacturer of communications wire and cable products. Interstate Hotels & Resorts reported better-than-expected earnings and won a sizeable new contract. Investors rewarded Casual Male for several initiatives that should fuel future growth, including a new customer loyalty program. Superior Essex was positively impacted by a rapid rise in copper prices, which the company was able to capitalize on through procurement, pricing and hedging activities. Stock selection in the telecommunication services and energy sectors also benefited performance versus the index.

On the negative side, the downturn in stock prices this period caused investors to avoid assets perceived as having higher risk. Consequently, micro-cap value stocks outperformed their growth counterparts by a wide margin. This hurt the Fund's relative performance since holdings are concentrated in growth stocks, while the style-neutral benchmark includes both growth and value names. Other major areas of relative weakness included stock selection in the information technology and materials sectors and an underweight in financials.

MARKET OUTLOOK: In the months ahead, a number of factors pave the way for gains among micro-cap growth stocks, including:

     - Expectations that the Fed will hold the target funds rate steady through the end of 2006

     -    Healthy corporate profit growth

     -    Lower gasoline prices, which have bolstered consumer confidence

Risks to our outlook include ongoing cooling in the housing market and resurgent geopolitical tensions. However, we are confident that we can find companies with outstanding growth potential for the Fund in any type of investment environment.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. MICRO CAP FUND CLASS I AND II SHARES WITH THE RUSSELL 2000 GROWTH INDEX, RUSSELL 2000 GROWTH/RUSSELL MICROCAP INDEX, AND RUSSELL 2000 GROWTH/RUSSELL MICROCAP GROWTH INDEX.

                                     [CHART]

                 U.S. MICRO     RUSSELL 2000    RUSSELL 2000/     RUSSELL 2000/
                  CAP FUND         GROWTH          RUSSELL      RUSSELL MICROCAP
               CLASS I SHARES       INDEX      MICROCAP INDEX     GROWTH INDEX
               --------------   ------------   --------------   ----------------
   7/12/1995     $  250,000       $250,000        $250,000           $250,000
   7/31/1995     $  261,400       $258,350        $258,350           $258,350
   8/31/1995     $  266,210       $261,538        $261,538           $261,538
   9/30/1995     $  275,607       $266,923        $266,923           $266,923
  10/31/1995     $  270,205       $253,793        $253,793           $253,793
  11/30/1995     $  278,203       $264,996        $264,996           $264,996
  12/31/1995     $  286,994       $270,868        $270,868           $270,868
   1/31/1996     $  284,584       $268,625        $268,625           $268,625
   2/29/1996     $  301,374       $280,874        $280,874           $280,874
   3/31/1996     $  316,985       $286,427        $286,427           $286,427
   4/30/1996     $  365,199       $308,416        $308,416           $308,416
   5/31/1996     $  408,803       $324,232        $324,232           $324,232
   6/30/1996     $  371,602       $303,163        $303,163           $303,163
   7/31/1996     $  318,983       $266,153        $266,153           $266,153
   8/31/1996     $  340,579       $285,856        $285,856           $285,856
   9/30/1996     $  359,583       $300,578        $300,578           $300,578
  10/31/1996     $  349,191       $287,611        $287,611           $287,611
  11/30/1996     $  361,133       $295,610        $295,610           $295,610
  12/31/1996     $  369,403       $301,374        $301,374           $301,374
   1/31/1997     $  384,696       $308,902        $308,902           $308,902
   2/28/1997     $  358,960       $290,248        $290,248           $290,248
   3/31/1997     $  329,346       $269,765        $269,765           $269,765
   4/30/1997     $  319,630       $266,644        $266,644           $266,644
   5/31/1997     $  374,799       $306,720        $306,720           $306,720
   6/30/1997     $  408,905       $317,121        $317,121           $317,121
   7/31/1997     $  444,848       $333,370        $333,370           $333,370
   8/31/1997     $  477,277       $343,375        $343,375           $343,375
   9/30/1997     $  522,714       $370,776        $370,776           $370,776
  10/31/1997     $  488,215       $348,507        $348,507           $348,507
  11/30/1997     $  483,382       $340,199        $340,199           $340,199
  12/31/1997     $  480,917       $340,390        $340,390           $340,390
   1/31/1998     $  473,366       $335,849        $335,849           $335,849
   2/28/1998     $  510,005       $365,501        $365,501           $365,501
   3/31/1998     $  556,211       $380,834        $380,834           $380,834
   4/30/1998     $  565,555       $383,168        $383,168           $383,168
   5/31/1998     $  533,375       $355,331        $355,331           $355,331
   6/30/1998     $  542,016       $358,962        $358,962           $358,962
   7/31/1998     $  498,709       $328,989        $328,989           $328,989
   8/31/1998     $  371,039       $253,045        $253,045           $253,045
   9/30/1998     $  402,912       $278,701        $278,701           $278,701
  10/31/1998     $  416,691       $293,239        $293,239           $293,239
  11/30/1998     $  459,652       $315,985        $315,985           $315,985
  12/31/1998     $  521,475       $344,579        $344,579           $344,579
   1/31/1999     $  536,650       $360,078        $360,078           $360,078
   2/28/1999     $  472,896       $327,138        $327,138           $327,138
   3/31/1999     $  479,517       $338,790        $338,790           $338,790
   4/30/1999     $  516,488       $368,709        $368,709           $368,709
   5/31/1999     $  495,157       $369,292        $369,292           $369,292
   6/30/1999     $  544,425       $388,746        $388,746           $388,746
   7/31/1999     $  539,688       $376,726        $376,726           $376,726
   8/31/1999     $  560,790       $362,636        $362,636           $362,636
   9/30/1999     $  582,324       $369,632        $369,632           $369,632
  10/31/1999     $  633,977       $379,098        $379,098           $379,098
  11/30/1999     $  750,882       $419,184        $419,184           $419,184
  12/31/1999     $  963,682       $493,065        $493,065           $493,065
   1/31/2000     $1,001,747       $488,474        $488,474           $488,474
   2/29/2000     $1,347,650       $602,123        $602,123           $602,123
   3/31/2000     $1,207,225       $538,828        $538,828           $538,828
   4/30/2000     $  988,114       $484,422        $484,422           $484,422
   5/31/2000     $  853,039       $442,006        $442,006           $442,006
   6/30/2000     $1,112,960       $499,104        $499,104           $499,104
   7/31/2000     $  993,205       $456,331        $456,331           $456,331
   8/31/2000     $1,094,214       $504,333        $489,780           $503,607
   9/30/2000     $1,048,257       $479,277        $474,499           $478,326
  10/31/2000     $  913,451       $440,374        $445,033           $430,541
  11/30/2000     $  728,660       $360,416        $393,231           $349,083
  12/31/2000     $  764,437       $382,470        $414,544           $354,040
   1/31/2001     $  805,029       $413,427        $461,305           $403,004
   2/28/2001     $  688,058       $356,754        $431,781           $348,800
   3/31/2001     $  622,693       $324,318        $413,992           $322,326
   4/30/2001     $  701,152       $364,024        $445,165           $356,782
   5/31/2001     $  748,620       $372,455        $474,635           $378,653
   6/30/2001     $  794,735       $382,612        $505,487           $402,925
   7/31/2001     $  757,541       $349,971        $480,263           $371,174
   8/31/2001     $  725,876       $328,098        $463,982           $346,937
   9/30/2001     $  618,519       $275,143        $402,551           $294,792
  10/31/2001     $  659,774       $301,612        $425,013           $320,026
  11/30/2001     $  690,718       $326,796        $457,059           $346,748
  12/31/2001     $  738,170       $347,156        $487,453           $372,824
   1/31/2002     $  727,836       $334,797        $488,575           $363,019
   2/28/2002     $  689,988       $313,136        $467,126           $335,066
   3/31/2002     $  748,430       $340,347        $506,552           $363,044
   4/30/2002     $  749,777       $332,996        $516,075           $354,730
   5/31/2002     $  720,236       $313,515        $496,567           $333,979
   6/30/2002     $  696,828       $286,929        $488,870           $314,474
   7/31/2002     $  557,881       $242,828        $415,051           $263,530
   8/31/2002     $  550,294       $242,707        $410,195           $263,872
   9/30/2002     $  513,809       $225,183        $379,471           $242,340
  10/31/2002     $  525,524       $236,578        $388,427           $251,210
  11/30/2002     $  559,210       $260,023        $427,852           $279,094
  12/31/2002     $  517,269       $242,081        $408,941           $264,609
   1/31/2003     $  505,579       $235,496        $404,361           $261,751
   2/28/2003     $  492,485       $229,209        $393,767           $253,297
   3/31/2003     $  511,741       $232,670        $398,610           $257,907
   4/30/2003     $  566,088       $254,680        $436,199           $282,872
   5/31/2003     $  644,491       $283,383        $490,069           $322,191
   6/30/2003     $  694,697       $288,852        $512,172           $339,300
   7/31/2003     $  766,250       $310,689        $552,172           $367,496
   8/31/2003     $  812,992       $327,373        $577,241           $384,474
   9/30/2003     $  822,585       $319,091        $585,380           $391,356
  10/31/2003     $  916,113       $346,660        $637,303           $426,461
  11/30/2003     $  955,964       $357,961        $663,178           $442,538
  12/31/2003     $  951,184       $359,572        $680,354           $449,442
   1/31/2004     $1,028,896       $378,450        $723,284           $478,521
   2/29/2004     $1,032,291       $377,882        $726,105           $475,793
   3/31/2004     $1,008,858       $379,658        $724,653           $470,797
   4/30/2004     $  951,050       $360,599        $685,304           $442,691
   5/31/2004     $  960,656       $367,775        $684,071           $440,876
   6/30/2004     $  964,114       $379,985        $711,912           $454,895
   7/31/2004     $  866,450       $345,901        $653,179           $405,721
   8/30/2004     $  827,286       $338,464        $644,623           $397,728
   9/30/2004     $  858,888       $357,181        $672,342           $416,223
  10/31/2004     $  861,637       $365,860        $680,611           $422,133
  11/30/2004     $  954,349       $396,775        $742,003           $461,349
  12/31/2004     $1,008,556       $411,020        $776,506           $484,971
   1/31/2005     $  949,253       $392,483        $745,756           $461,837
   2/28/2005     $  964,441       $397,860        $748,068           $461,283
   3/31/2005     $  927,599       $382,940        $718,744           $438,865
   4/30/2005     $  887,156       $358,585        $676,050           $410,646
   5/31/2005     $  931,957       $383,865        $712,963           $436,311
   6/30/2005     $  987,595       $396,264        $741,552           $453,066
   7/31/2005     $1,064,924       $423,963        $794,351           $487,952
   8/31/2005     $1,055,552       $417,985        $782,912           $481,950
   9/30/2005     $1,071,491       $421,287        $786,435           $488,022
  10/31/2005     $1,030,989       $405,699        $762,606           $468,697
  11/30/2005     $1,098,828       $428,662        $795,475           $493,350
  12/31/2005     $1,113,662       $428,019        $796,350           $494,929
   1/31/2006     $1,223,915       $469,323        $869,853           $545,016
   2/28/2006     $1,208,371       $466,836        $869,505           $544,416
   3/31/2006     $1,289,815       $489,524        $908,893           $566,029
   4/30/2006     $1,297,167       $488,104        $903,804           $558,841
   5/31/2006     $1,206,884       $453,742        $851,022           $518,269
   6/30/2006     $1,193,609       $454,014        $847,362           $511,635
   7/31/2006     $1,127,721       $430,450        $816,433           $485,798
   8/31/2006     $1,132,909       $443,063        $838,314           $498,866
   9/30/2006     $1,139,593       $446,076        $841,583           $499,215

Annualized Total Returns As of 9/30/06

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Micro Cap Fund Class I                           6.35%    13.00%    12.23%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                             5.88%    10.15%     4.03%
--------------------------------------------------------------------------------
R2000 Growth/RMicrocap Index                          7.02%    15.89%    10.85%
--------------------------------------------------------------------------------
R2000 Growth/RMicrocap Growth Index                   2.29%    11.11%     5.20%
--------------------------------------------------------------------------------

                                     [CHART]

                                            RUSSELL 2000/  RUSSELL 2000/
             U.S. MICRO CAP   RUSSELL 2000     RUSSELL        RUSSELL
              FUND CLASS II      GROWTH        MICROCAP       MICROCAP
                 SHARES           INDEX         INDEX       GROWTH INDEX
             --------------   ------------  -------------  -------------
 7/12/1995    $  250,000.00    $250,000.00   $250,000.00    $250,000.00
 7/31/1995    $  261,400.00    $258,350.00   $258,350.00    $258,350.00
 8/31/1995    $  266,209.76    $261,538.04   $261,538.04    $261,538.04
 9/30/1995    $  275,606.96    $266,923.11   $266,923.11    $266,923.11
10/31/1995    $  270,205.07    $253,793.16   $253,793.16    $253,793.16
11/30/1995    $  278,203.14    $264,995.59   $264,995.59    $264,995.59
12/31/1995    $  286,994.36    $270,867.89   $270,867.89    $270,867.89
 1/31/1996    $  284,583.60    $268,625.11   $268,625.11    $268,625.11
 2/29/1996    $  301,374.04    $280,874.41   $280,874.41    $280,874.41
 3/31/1996    $  316,985.21    $286,427.30   $286,427.30    $286,427.30
 4/30/1996    $  365,198.66    $308,416.32   $308,416.32    $308,416.32
 5/31/1996    $  408,803.38    $324,231.91   $324,231.91    $324,231.91
 6/30/1996    $  371,602.28    $303,163.32   $303,163.32    $303,163.32
 7/31/1996    $  318,983.39    $266,153.14   $266,153.14    $266,153.14
 8/31/1996    $  340,578.57    $285,856.46   $285,856.46    $285,856.46
 9/30/1996    $  359,582.85    $300,578.07   $300,578.07    $300,578.07
10/31/1996    $  349,190.91    $287,611.13   $287,611.13    $287,611.13
11/30/1996    $  361,133.24    $295,609.60   $295,609.60    $295,609.60
12/31/1996    $  369,403.19    $301,373.98   $301,373.98    $301,373.98
 1/31/1997    $  384,696.48    $308,902.30   $308,902.30    $308,902.30
 2/28/1997    $  358,960.29    $290,247.69   $290,247.69    $290,247.69
 3/31/1997    $  329,346.06    $269,764.91   $269,764.91    $269,764.91
 4/30/1997    $  319,630.35    $266,643.73   $266,643.73    $266,643.73
 5/31/1997    $  374,798.55    $306,720.29   $306,720.29    $306,720.29
 6/30/1997    $  408,905.22    $317,121.17   $317,121.17    $317,121.17
 7/31/1997    $  444,847.99    $333,370.46   $333,370.46    $333,370.46
 8/31/1997    $  477,277.41    $343,374.91   $343,374.91    $343,374.91
 9/30/1997    $  522,714.22    $370,776.23   $370,776.23    $370,776.23
10/31/1997    $  488,215.08    $348,507.41   $348,507.41    $348,507.41
11/30/1997    $  483,381.75    $340,198.99   $340,198.99    $340,198.99
12/31/1997    $  480,916.50    $340,389.50   $340,389.50    $340,389.50
 1/31/1998    $  473,366.11    $335,848.71   $335,848.71    $335,848.71
 2/28/1998    $  510,004.65    $365,500.79   $365,500.79    $365,500.79
 3/31/1998    $  556,211.07    $380,833.55   $380,833.55    $380,833.55
 4/30/1998    $  565,555.42    $383,168.06   $383,168.06    $383,168.06
 5/31/1998    $  533,375.32    $355,330.90   $355,330.90    $355,330.90
 6/30/1998    $  542,016.00    $358,962.38   $358,962.38    $358,962.38
 7/31/1998    $  498,708.92    $328,989.02   $328,989.02    $328,989.02
 8/31/1998    $  371,039.44    $253,045.19   $253,045.19    $253,045.19
 9/30/1998    $  402,911.72    $278,701.45   $278,701.45    $278,701.45
10/31/1998    $  416,691.30    $293,238.51   $293,238.51    $293,238.51
11/30/1998    $  459,652.18    $315,985.03   $315,985.03    $315,985.03
12/31/1998    $  521,475.39    $344,578.51   $344,578.51    $344,578.51
 1/31/1999    $  536,650.33    $360,077.65   $360,077.65    $360,077.65
 2/28/1999    $  472,896.27    $327,137.75   $327,137.75    $327,137.75
 3/31/1999    $  479,516.82    $338,790.39   $338,790.39    $338,790.39
 4/30/1999    $  516,487.56    $368,708.97   $368,708.97    $368,708.97
 5/31/1999    $  495,156.63    $369,291.53   $369,291.53    $369,291.53
 6/30/1999    $  544,424.71    $388,745.81   $388,745.81    $388,745.81
 7/31/1999    $  539,688.22    $376,725.79   $376,725.79    $376,725.79
 8/31/1999    $  560,790.03    $362,636.25   $362,636.25    $362,636.25
 9/30/1999    $  582,324.36    $369,631.50   $369,631.50    $369,631.50
10/31/1999    $  633,976.53    $379,097.76   $379,097.76    $379,097.76
11/30/1999    $  750,881.81    $419,183.56   $419,183.56    $419,183.56
12/31/1999    $  963,681.71    $493,064.66   $493,064.66    $493,064.66
 1/31/2000    $1,001,747.14    $488,474.23   $488,474.23    $488,474.23
 2/29/2000    $1,347,650.43    $602,122.65   $602,122.65    $602,122.65
 3/31/2000    $1,207,225.25    $538,827.51   $538,827.51    $538,827.51
 4/30/2000    $  988,113.87    $484,422.10   $484,422.10    $484,422.10
 5/31/2000    $  853,038.70    $442,006.10   $442,006.10    $442,006.10
 6/30/2000    $1,112,959.60    $499,104.45   $499,104.45    $499,104.45
 7/31/2000    $  993,205.14    $456,331.20   $456,331.20    $456,331.20
 8/31/2000    $1,094,214.11    $504,332.68   $489,780.27    $503,607.11
 9/30/2000    $1,048,257.11    $479,277.43   $474,499.13    $478,326.03
10/31/2000    $  913,451.25    $440,374.48   $445,032.73    $430,541.26
11/30/2000    $  728,660.06    $360,415.69   $393,230.92    $349,082.86
12/31/2000    $  764,437.27    $382,469.52   $414,544.04    $354,039.83
 1/31/2001    $  805,028.89    $413,426.60   $461,304.61    $403,003.54
 2/28/2001    $  688,058.19    $356,754.09   $431,781.11    $348,799.56
 3/31/2001    $  622,692.66    $324,318.00   $413,991.73    $322,325.68
 4/30/2001    $  701,151.94    $364,024.26   $445,165.31    $356,782.29
 5/31/2001    $  748,619.93    $372,455.06   $474,635.25    $378,653.05
 6/30/2001    $  794,734.91    $382,611.91   $505,486.54    $402,924.71
 7/31/2001    $  757,541.32    $349,971.29   $480,262.76    $371,174.24
 8/31/2001    $  725,876.09    $328,098.08   $463,981.86    $346,936.56
 9/30/2001    $  618,519.02    $275,143.05   $402,550.66    $294,792.00
10/31/2001    $  659,774.24    $301,611.81   $425,012.99    $320,026.19
11/30/2001    $  690,717.65    $326,796.40   $457,058.96    $346,748.38
12/31/2001    $  738,169.95    $347,155.81   $487,453.39    $372,823.86
 1/31/2002    $  727,835.57    $334,797.07   $488,574.53    $363,018.59
 2/28/2002    $  689,988.12    $313,135.70   $467,126.11    $335,066.16
 3/31/2002    $  748,430.11    $340,347.19   $506,551.55    $363,044.18
 4/30/2002    $  749,777.29    $332,995.69   $516,074.72    $354,730.47
 5/31/2002    $  720,236.06    $313,515.44   $496,567.09    $333,978.74
 6/30/2002    $  696,828.39    $286,929.33   $488,870.30    $314,474.38
 7/31/2002    $  557,880.81    $242,828.29   $415,050.89    $263,529.53
 8/31/2002    $  550,293.63    $242,706.88   $410,194.79    $263,872.12
 9/30/2002    $  513,809.16    $225,183.44   $379,471.20    $242,340.15
10/31/2002    $  525,524.01    $236,577.73   $388,426.72    $251,209.80
11/30/2002    $  559,210.10    $260,022.58   $427,852.04    $279,094.09
12/31/2002    $  517,269.34    $242,081.02   $408,940.98    $264,609.11
 1/31/2003    $  505,579.06    $235,496.42   $404,360.84    $261,751.33
 2/28/2003    $  492,484.56    $229,208.66   $393,766.58    $253,296.76
 3/31/2003    $  511,740.71    $232,669.71   $398,609.91    $257,906.76
 4/30/2003    $  566,087.57    $254,680.27   $436,198.83    $282,872.14
 5/31/2003    $  644,490.70    $283,382.73   $490,069.38    $322,191.36
 6/30/2003    $  694,696.52    $288,852.02   $512,171.51    $339,299.73
 7/31/2003    $  766,250.26    $310,689.23   $552,172.11    $367,495.53
 8/31/2003    $  812,991.53    $327,373.25   $577,240.72    $384,473.83
 9/30/2003    $  822,584.83    $319,090.70   $585,379.81    $391,355.91
10/31/2003    $  916,112.73    $346,660.14   $637,303.00    $426,460.53
11/30/2003    $  955,963.63    $357,961.26   $663,177.51    $442,538.10
12/31/2003    $  951,183.81    $359,572.08   $680,353.80    $449,441.69
 1/31/2004    $1,028,895.53    $378,449.62   $723,284.13    $478,520.57
 2/29/2004    $1,032,290.88    $377,881.94   $726,104.94    $475,793.00
 3/31/2004    $1,008,857.88    $379,657.99   $724,652.73    $470,797.17
 4/30/2004    $  951,050.32    $360,599.16   $685,304.08    $442,690.58
 5/31/2004    $  960,655.93    $367,775.08   $684,070.54    $440,875.55
 6/30/2004    $  964,114.29    $379,985.21   $711,912.21    $454,895.39
 7/31/2004    $  866,449.52    $345,900.54   $653,179.45    $405,721.20
 8/30/2004    $  827,286.00    $338,463.68   $644,622.80    $397,728.49
 9/30/2004    $  858,888.32    $357,180.72   $672,341.58    $416,222.87
10/31/2004    $  862,323.88    $365,860.21   $680,611.38    $422,133.23
11/30/2004    $  955,109.92    $396,775.40   $742,002.53    $461,349.41
12/31/2004    $1,009,360.17    $411,019.64   $776,505.64    $484,970.50
 1/31/2005    $  950,110.73    $392,482.65   $745,756.02    $461,837.41
 2/28/2005    $  965,312.50    $397,859.66   $748,067.86    $461,283.20
 3/31/2005    $  929,113.28    $382,939.93   $718,743.60    $438,864.84
 4/30/2005    $  888,603.94    $358,584.95   $676,050.23    $410,645.83
 5/31/2005    $  933,389.58    $383,865.19   $712,962.58    $436,311.19
 6/30/2005    $  989,766.31    $396,264.03   $741,552.38    $453,065.54
 7/31/2005    $1,067,166.04    $423,962.89   $794,350.91    $487,951.59
 8/31/2005    $1,057,774.97    $417,985.01   $782,912.25    $481,949.79
 9/30/2005    $1,074,382.04    $421,287.09   $786,435.36    $488,022.35
10/31/2005    $1,033,877.84    $405,699.47   $762,606.37    $468,696.67
11/30/2005    $1,101,700.22    $428,662.06   $795,474.70    $493,350.11
12/31/2005    $1,117,234.20    $428,019.07   $796,349.72    $494,928.83
 1/31/2006    $1,228,175.55    $469,322.91   $869,852.80    $545,015.63
 2/28/2006    $1,212,577.72    $466,835.50   $869,504.86    $544,416.11
 3/31/2006    $1,294,669.24    $489,523.70   $908,893.43    $566,029.43
 4/30/2006    $1,302,825.65    $488,104.08   $903,803.63    $558,840.86
 5/31/2006    $1,212,539.83    $453,741.55   $851,021.50    $518,269.01
 6/30/2006    $1,199,201.90    $454,013.80   $847,362.10    $511,635.17
 7/31/2006    $1,132,646.19    $430,450.48   $816,433.39    $485,797.59
 8/31/2006    $1,138,535.95    $443,062.68   $838,313.80    $498,865.55
 9/30/2006    $1,145,139.46    $446,075.51   $841,583.23    $499,214.76

Annualized Total Returns As of 9/30/06

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Micro Cap Fund Class II                          6.59%    13.11%    12.28%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                             5.88%    10.15%     4.03%
--------------------------------------------------------------------------------
R2000 Growth/RMicrocap Index                          7.02%    15.89%    10.85%
--------------------------------------------------------------------------------
R2000 Growth/RMicrocap Growth Index                   2.29%    11.11%     5.20%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 2000 GROWTH INDEX AND FOR CLASS I SHARES, A BLENDED INDEX COMPRISED OF THE RUSSELL 2000 GROWTH INDEX/RUSSELL MICROCAP GROWTH INDEX AND A BLENDED INDEX COMPRISED OF THE RUSSELL 2000 GROWTH INDEX/RUSSELL MICROCAP INDEX (COLLECTIVELY "BLENDED INDEXES"). THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON SEPTEMBER 30, 2004. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTMENT DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

THE RUSSELL MICROCAP INDEX INCLUDES THE SMALLEST 1,000 SECURITIES IN THE RUSSELL 2000 INDEX PLUS THE NEXT 1,000 SECURITIES. THE RUSSELL MICROCAP GROWTH INDEX ISOLATES THE SECURITIES IN THE RUSSELL MICROCAP INDEX WITH PURELY GROWTH CHARACTERISTICS. THE RUSSELL MICROCAP INDEXES ARE NEWER INDEXES (AUGUST 2000) AND THEREFORE HAVE LESS PERFORMANCE HISTORY THAN THE FUND'S CLASS I SHARES (JULY
1995). EACH BLENDED INDEX REPRESENTS THE RUSSELL 2000 GROWTH PERFORMANCE UP TO THE INCEPTION OF THE RUSSELL MICROCAP INDEXES. INDEX PERFORMANCE THEREAFTER IS THAT OF EACH RESPECTIVE MICROCAP INDEX. IN FUTURE REPORTS TO SHAREHOLDERS, THE FUND WILL COMPARE ITS PERFORMANCE TO THE BLENDED RUSSELL 2000 GROWTH/RUSSELL MICROCAP GROWTH INDEX AS THE RUSSELL MICROCAP GROWTH INDEX MORE ACCURATELY REFLECTS THE COMPOSITION OF THE FUND'S PORTFOLIO.

THE INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 98.0%
ADVERTISING SERVICES - 0.6%
   Greenfield Online, Inc.*                                 48,300    $  501,837
                                                                      ----------
AEROSPACE/DEFENSE - 1.0%
   United Industrial Corp.                                  14,400       770,400
                                                                      ----------
AEROSPACE/DEFENSE-EQUIPMENT - 0.7%
   LMI Aerospace, Inc.*                                     28,500       527,250
                                                                      ----------
AGRICULTURAL OPERATIONS - 0.3%
   The Andersons, Inc.                                       7,100       242,465
                                                                      ----------
AIR POLLUTION CONTROL EQUIPMENT - 0.8%
   Ceco Environmental Corp.*                                68,200       630,850
                                                                      ----------
APPAREL MANUFACTURERS - 1.0%
   Maidenform Brands, Inc.*                                 41,000       791,300
                                                                      ----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 1.5%
   Amerigon, Inc. Cl. A*, ##                                60,400       519,440
   Spartan Motors, Inc. ##                                  34,500       649,635
                                                                      ----------
                                                                       1,169,075
                                                                      ----------
BEVERAGES-NON-ALCOHOLIC - 0.7%
   Jones Soda Co.*, ##                                      57,800       517,310
                                                                      ----------
BREWERY - 0.9%
   Boston Beer Company, Inc. Cl. A*                         21,100       693,135
                                                                      ----------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 0.8%
   Layne Christensen Co.*                                   21,700       619,969
                                                                      ----------
BUILDING PRODUCTS-AIR & HEATING - 0.8%
   Comfort Systems USA, Inc.##                              57,000       653,220
                                                                      ----------
CHEMICALS-FIBERS - 0.5%
   Zoltek Cos, Inc.*, ##                                    16,000       408,800
                                                                      ----------
CHEMICALS-PLASTICS - 0.7%
   Landec Corp.*, ##                                        54,300       586,440
                                                                      ----------
CHEMICALS-SPECIALTY - 0.9%
   Stepan Co. ##                                            23,300       681,059
                                                                      ----------
COMMERCIAL BANKS-CENTRAL US - 0.8%
   Capitol Bancorp., Ltd.                                   15,100       671,950
                                                                      ----------
COMMERCIAL BANKS-EASTERN US - 1.1%
   Bancorp, Inc. Cl. A*                                     34,500       879,405
                                                                      ----------
COMMERCIAL BANKS-SOUTHERN US - 2.7%
   Home Bancshares, Inc. ##                                 17,700       390,816
   Iberiabank Corp. ##                                      10,700       652,700
   Intervest Bancshares Corp.*                              13,900       605,484
   Virginia Commerce Bancorp.*                              22,975       510,045
                                                                      ----------
                                                                       2,159,045
                                                                      ----------
COMMERCIAL BANKS-WESTERN US - 4.8%
   Banner Corp.                                             19,600       804,384
   Cascade Bancorp                                          21,200       796,060
   First Regional Bancorp.*                                 24,400       831,308
   First State Bancorp                                      30,900       802,473
   West Coast Bancorp                                       19,000       580,260
                                                                      ----------
                                                                       3,814,485
                                                                      ----------
COMMERCIAL SERVICES - 2.3%
   HMS Holdings Corp.*, ##                                  48,200       608,284
   ICT Group, Inc.*                                         10,000       314,700
   PeopleSupport, Inc.*                                     50,900       941,650
                                                                      ----------
                                                                       1,864,634
                                                                      ----------
COMMUNICATIONS SOFTWARE - 0.5%
   Smith Micro Software, Inc.*, ##                          30,200       434,276
                                                                      ----------
COMPUTER SERVICES - 1.7%
   eLoyalty Corp.*, ##                                      37,200    $  673,692
   Tyler Technologies, Inc.*                                54,500       704,685
                                                                      ----------
                                                                       1,378,377
                                                                      ----------
COMPUTERS-INTEGRATED SYSTEMS - 0.5%
   Cray, Inc.*, ##                                          37,300       414,776
                                                                      ----------
COMPUTERS-MEMORY DEVICES - 0.9%
   Simpletech, Inc.*, ##                                    76,800       699,648
                                                                      ----------
COMPUTERS-PERIPHERAL EQUIPMENT - 0.7%
   Sigma Designs, Inc.*, ##                                 36,100       539,695
                                                                      ----------
CONSULTING SERVICES - 1.9%
   First Consulting Group, Inc.*                            65,300       636,675
   Huron Consulting Group, Inc.*, ##                        21,900       858,480
                                                                      ----------
                                                                       1,495,155
                                                                      ----------
CONSUMER PRODUCTS-MISCELLANEOUS - 0.8%
   WD-40 Co.                                                18,200       649,194
                                                                      ----------
DECISION SUPPORT SOFTWARE - 0.7%
   Interactive Intelligence, Inc.*                          47,200       545,632
                                                                      ----------
DISPOSABLE MEDICAL PRODUCTS - 0.7%
   Volcano Corp.*, ##                                       50,200       576,798
                                                                      ----------
DISTRIBUTION/WHOLESALE - 0.6%
   Houston Wire & Cable Co.*, ##                            24,700       464,360
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.8%
   Ameron International Corp.                                9,600       637,824
   AZZ, Inc.*                                               22,800       832,200
                                                                      ----------
                                                                       1,470,024
                                                                      ----------
DRUG DELIVERY SYSTEMS - 0.4%
   Emisphere Technologies, Inc.*, ##                        41,400       349,830
                                                                      ----------
E-COMMERCE/PRODUCTS - 0.9%
   FTD Group, Inc.*                                         41,400       639,630
   Shutterfly, Inc.*                                         4,900        76,195
                                                                      ----------
                                                                         715,825
                                                                      ----------
EDUCATIONAL SOFTWARE - 1.3%
   INVESTools, Inc.*                                        93,600       994,968
                                                                      ----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 0.8%
   Daktronics, Inc.                                         30,300       626,907
                                                                      ----------
ELECTRONIC MEASURE INSTRUMENTS - 0.6%
   Eagle Test Systems, Inc.*, ##                            31,300       517,076
                                                                      ----------
ELECTRONIC PARTS DISTRIBUTION - 0.7%
   NU Horizons Electronics Corp.*, ##                       42,500       541,450
                                                                      ----------
ENTERPRISE SOFTWARE/SERVICES - 1.5%
   Opnet Technologies, Inc.*, ##                            41,400       542,754
   Ultimate Software Group, Inc.*                           28,000       658,840
                                                                      ----------
                                                                       1,201,594
                                                                      ----------
E-SERVICES/CONSULTING - 0.5%
   Access Integrated Technologies, Inc. Cl. A*, ##          40,800       386,376
                                                                      ----------
FINANCE-CONSUMER LOANS - 2.0%
   Asta Funding, Inc. ##                                    20,500       768,545
   World Acceptance Corp.*                                  18,800       826,824
                                                                      ----------
                                                                       1,595,369
                                                                      ----------
FIREARMS & AMMUNITION - 1.3%
   Smith & Wesson Holding Corp.*, ##                        72,700     1,009,076
                                                                      ----------
FOOD-RETAIL - 1.2%
   Ingles Markets, Inc. Cl. A                               12,000       316,560
   Wild Oats Markets, Inc.*, ##                             37,300       603,141
                                                                      ----------
                                                                         919,701
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION - 0.8%
   Spartan Stores, Inc.                                    37,700    $  637,130
                                                                     ----------
FOOTWEAR & RELATED APPAREL - 0.6%
   Iconix Brand Group, Inc.*                               29,800       479,780
                                                                     ----------
HOTELS & MOTELS - 1.1%
   Interstate Hotels & Resorts, Inc.*, ##                  81,400       877,492
                                                                     ----------
HOUSEWARES - 1.1%
   National Presto Industries, Inc.                        15,700       867,739
                                                                     ----------
HUMAN RESOURCES - 0.6%
   Kenexa Corp.*, ##                                       18,300       461,526
                                                                     ----------
INDUSTRIAL AUTOMATION/ROBOTICS - 1.0%
   Gerber Scientific, Inc.*, ##                            53,800       805,924
                                                                     ----------
INSTRUMENTS-SCIENTIFIC - 0.8%
   OYO Geospace Corp.*                                     11,100       629,925
                                                                     ----------
INTERNET APPLICATIONS SOFTWARE - 2.1%
   Art Technology Group, Inc.*                            153,800       393,728
   Cybersource Corp.*                                      58,200       688,506
   Vocus, Inc.*, ##                                        38,600       609,108
                                                                     ----------
                                                                      1,691,342
                                                                     ----------
INTERNET CONTENT-INFO/NEWS - 1.5%
   The Knot, Inc.*                                         22,900       506,777
   TheStreet.com, Inc.                                     63,900       679,896
                                                                     ----------
                                                                      1,186,673
                                                                     ----------
LIGHTING PRODUCTS & SYSTEMS - 0.7%
   Color Kinetics, Inc.*, ##                               35,100       595,998
                                                                     ----------
MACHINERY-FARM - 0.8%
   Lindsay Manufacturing Co. ##                            21,300       612,375
                                                                     ----------
MACHINERY-GENERAL INDUSTRY - 2.7%
   Flow International Corp.*, ##                           48,400       627,748
   Kadant, Inc.*                                           32,800       805,568
   Robbins & Myers, Inc.                                   22,300       689,516
                                                                     ----------
                                                                      2,122,832
                                                                     ----------
MACHINERY-PUMPS - 0.8%
   Gorman-Rupp Co.                                         18,500       604,950
                                                                     ----------
MEDICAL INFORMATION SYSTEMS - 0.8%
   Phase Forward, Inc.*                                    54,700       653,118
                                                                     ----------
MEDICAL INSTRUMENTS - 2.1%
   Micrus Endovascular Corp.*                              46,600       604,402
   Spectranetics Corp.*                                    52,800       617,760
   Stereotaxis, Inc.*, ##                                  40,600       420,210
                                                                     ----------
                                                                      1,642,372
                                                                     ----------
MEDICAL PRODUCTS - 0.8%
   Luminex Corp.*                                          34,000       619,820
                                                                     ----------
MEDICAL-BIOMEDICAL/GENETICS - 0.8%
   Genomic Health, Inc.*, ##                               44,100       637,686
                                                                     ----------
MEDICAL-DRUGS - 1.3%
   Advancis Pharmaceuticals*                               89,200       533,416
   Auxilium Pharmaceuticals, Inc.*, ##                     49,000       495,880
                                                                     ----------
                                                                      1,029,296
                                                                     ----------
MEDICAL-NURSING HOMES - 0.8%
   Sun Healthcare Group, Inc.*                             60,700       651,918
                                                                     ----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 0.8%
   LHC Group, Inc.*                                        29,200       651,744
                                                                     ----------
METAL PROCESSORS & FABRICATION - 1.8%
   Ampco-Pittsburg Corp.                                   17,000    $  525,810
   LB Foster Co. Cl. A*                                     4,100        66,010
   RBC Bearings, Inc.*                                     33,500       809,025
                                                                     ----------
                                                                      1,400,845
                                                                     ----------
NON-FERROUS METALS - 0.8%
   Brush Engineered Materials, Inc.*, ##                   24,100       599,367
                                                                     ----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 2.4%
   Arena Resources, Inc.*                                  14,700       472,164
   Exploration Co. of Delaware, Inc.*                      57,700       552,189
   Parallel Petroleum Corp.*                               19,400       389,164
   Vaalco Energy, Inc.*                                    69,300       497,574
                                                                     ----------
                                                                      1,911,091
                                                                     ----------
OIL-FIELD SERVICES - 0.9%
   Trico Marine Services, Inc.*                            22,100       745,875
                                                                     ----------
PRIVATE CORRECTIONS - 0.9%
   The Geo Group, Inc.*                                    16,400       692,900
                                                                     ----------
PROPERTY/CASUALTY INSURANCE - 1.9%
   Navigators Group, Inc.*                                 15,000       720,150
   Tower Group, Inc.                                       24,500       817,075
                                                                     ----------
                                                                      1,537,225
                                                                     ----------
REITS-APARTMENTS - 0.8%
   Associated Estates Realty Corp. ##                      41,300       638,911
                                                                     ----------
RETAIL-APPAREL/SHOE - 3.9%
   Casual Male Retail Group, Inc.*                         54,100       742,793
   Mothers Work, Inc.*, ##                                 15,800       760,296
   Shoe Carnival, Inc.*                                    19,000       479,180
   United Retail Group, Inc.*, ##                          30,300       553,884
   Wet Seal, Inc. Cl. A*, ##                               98,300       603,562
                                                                     ----------
                                                                      3,139,715
                                                                     ----------
RETAIL-COMPUTER EQUIPMENT - 0.9%
   Systemax, Inc.*, ##                                     45,400       727,308
                                                                     ----------
RETAIL-DISCOUNT - 0.7%
   Duckwall-ALCO Stores, Inc.*                             14,000       521,080
                                                                     ----------
RETAIL-MISCELLANEOUS/DIVERSIFIED - 0.4%
   Pricesmart, Inc.*                                       20,500       309,550
                                                                     ----------
RETAIL-RESTAURANTS - 1.1%
   Benihana, Inc. Cl. A*                                   28,900       838,100
                                                                     ----------
RETIREMENT/AGED CARE - 0.9%
   Five Star Quality Care, Inc.*, ##                       70,200       755,352
                                                                     ----------
SAVINGS & LOANS/THRIFTS-CENTRAL US - 0.1%
   First Place Financial Corp.                              4,100        92,906
                                                                     ----------
SEMICONDUCTOR COMPONENTS- INTEGRATED CIRCUITS - 1.2%
   Anadigics, Inc.*, ##                                    47,400       339,384
   Techwell, Inc.*, ##                                     41,300       618,674
                                                                     ----------
                                                                        958,058
                                                                     ----------
SEMICONDUCTOR EQUIPMENT - 0.7%
   FSI International, Inc.*, ##                            97,900       562,925
                                                                     ----------
STEEL-SPECIALTY - 0.2%
   Universal Stainless & Alloy*, ## 6,900                 155,250
                                                                     ----------
TELECOMMUNICATIONS EQUIPMENT - 0.9%
   Anaren, Inc.*                                           35,600       750,092
                                                                     ----------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 1.4%
   Harmonic, Inc.*                                         67,200       493,920
   KVH Industries, Inc.*                                   49,700       633,675
                                                                     ----------
                                                                      1,127,595
                                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.6%
   Cbeyond Communications, Inc.*, ##                        23,800   $  653,310
   Consolidated Communications Holdings, Inc.              34,700       649,237
                                                                     ----------
                                                                      1,302,547
                                                                     ----------
TEXTILE-APPAREL - 1.0%
   Perry Ellis International, Inc.*                        25,000       772,000
                                                                     ----------
TRANSPORT-MARINE - 1.0%
   Genco Shipping & Trading, Ltd.                          34,800       788,568
                                                                     ----------
TRANSPORT-SERVICES - 0.8%
   Universal Truckload Services, Inc.*                     23,800       618,086
                                                                     ----------
TRANSPORT-TRUCK - 3.5%
   Celadon Group, Inc.*                                    39,250       653,120
   Quality Distribution, Inc.*                             46,700       687,424
   Saia, Inc.*                                             20,100       655,260
   US Xpress Enterprises, Inc. Cl. A*, ##                   33,700      780,155
                                                                     ----------
                                                                      2,775,959
                                                                     ----------
WEB HOSTING/DESIGN - 0.6%
   Website Pros, Inc.*, ##                                  44,000      477,840
                                                                     ----------
WIRE & CABLE PRODUCTS - 0.7%
   Superior Essex, Inc.*                                   16,200       554,850
                                                                     ----------
Total Common Stock (Cost: $69,545,988)                               77,922,371
                                                                     ----------

                                                       PRINCIPAL
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 21.5%
MONEY MARKET FUNDS - 19.8%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.320%**                   $15,721,500     15,721,500
                                                                     ----------
TIME DEPOSIT - 1.7%
   JP Morgan Grand Cayman 4.630%, 10/01/06             1,356,443      1,356,443
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $17,077,943)                     17,077,943
-------------------------------------------------------------------------------
Total Investments - 119.5% (Cost: $86,623,931)                       95,000,314
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (19.5%)                     (15,505,277)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $ 79,495,037
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Industrial                                                               23.7%
Consumer, Non-cyclical                                                   19.0
Financial                                                                14.3
Consumer, Cyclical                                                       13.8
Technology                                                               10.6
Communications                                                           10.2
Energy                                                                    3.3
Basic Materials                                                           3.1
Short Term Investments                                                   21.5
--------------------------------------------------------------------------------
Total Investments                                                       119.5%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                   (19.5)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. EMERGING GROWTH FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MONTIE L. WEISENBERGER, Portfolio Manager; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

MARKET OVERVIEW: From April 1 through September 30, 2006, the Russell 2000 Growth Index gave back some of the 14.36% gain it had posted in the first quarter of the year. This period's decline in U.S. small-cap growth stocks was mainly due to:

     - Comments from the Federal Reserve in May indicating that monetary tightening it had begun in June 2004 might not be over

     - Evidence that the Fed's interest rate hikes had been successful at slowing the economy, particularly the housing market

     - Soaring oil prices and four consecutive monthly increases of 0.3% in the core Consumer Price Index, which excludes food and energy prices

While generating losses for the entire six months, small-cap growth stocks staged a comeback in August and September. The rebound came in response to several welcome developments, most notably a pause in interest rate increases from the Fed and a steep drop in oil prices. Acknowledging the economy was slowing, the Fed decided to take a break from seventeen back-to-back interest rate increases that had left the target funds rate at 5.25%. The price of oil fell approximately 20% from its mid-July peak due to a mild Atlantic hurricane season, rising U.S. distillate inventories and easing geopolitical concerns.

PERFORMANCE: The Fund's Class I shares lost 10.07% during the six months ended September 30, 2006, compared to an 8.88% decline in the Russell 2000 Growth Index.

PORTFOLIO SPECIFICS: Stock selection in the consumer discretionary sector had a large positive impact on results versus the benchmark. Two of the Fund's best-performing names were Bebe Stores, a women's apparel retailer, and Steven Madden Ltd., a footwear wholesaler and retailer. Bebe Stores experienced positive sales momentum attributable to well-received merchandise assortments and the early success of a new customer loyalty program. Steven Madden Ltd. reported better-than-expected second quarter earnings, driven by robust revenue growth in its wholesale business. Unlike the energy stocks in the index, the Fund's energy holdings delivered solid gains, and positive stock selection in this sector was another key area of relative strength.

Holdings in the information technology and financials sectors subtracted the most from relative performance, mainly due to stock selection. An underweight in financials that resulted from our bottom-up stock selection decisions also detracted. Financials were generally resilient this period in anticipation of the end of the tightening cycle.

MARKET OUTLOOK: In the months ahead, a number of factors pave the way for gains among small-cap growth stocks, including:

     - Expectations that the Fed will hold the target funds rate steady through the end of 2006

     -    Healthy corporate profit growth

     -    Lower gasoline prices, which have bolstered consumer confidence

Risks to our outlook include ongoing cooling in the housing market and resurgent geopolitical tensions. However, we are confident that we can find companies with exciting growth prospects for the Fund in any type of investment environment.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS I SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                                     [CHART]

               U.S. EMERGING       RUSSELL
             GROWTH FUND CLASS   2000 GROWTH
                  I SHARES          INDEX
             -----------------   -----------
 10/1/1993       $  250,000        $250,000
10/31/1993       $  250,400        $257,230
11/30/1993       $  237,400        $246,825
12/31/1993       $  249,920        $256,565
 1/31/1994       $  257,143        $263,395
 2/28/1994       $  255,286        $262,236
 3/31/1994       $  234,855        $246,126
 4/30/1994       $  235,474        $246,503
 5/31/1994       $  229,076        $240,979
 6/30/1994       $  217,519        $230,682
 7/31/1994       $  222,679        $233,969
 8/31/1994       $  237,744        $251,138
 9/30/1994       $  240,633        $252,190
10/31/1994       $  243,935        $254,876
11/30/1994       $  231,553        $244,564
12/31/1994       $  241,147        $250,325
 1/31/1995       $  231,007        $245,226
 2/28/1995       $  243,351        $256,558
 3/31/1995       $  255,254        $264,052
 4/30/1995       $  259,442        $268,024
 5/31/1995       $  261,426        $271,535
 6/30/1995       $  284,571        $290,246
 7/31/1995       $  312,124        $312,868
 8/31/1995       $  313,006        $316,729
 9/30/1995       $  319,619        $323,250
10/31/1995       $  307,055        $307,350
11/30/1995       $  320,721        $320,916
12/31/1995       $  327,708        $328,027
 1/31/1996       $  323,033        $325,311
 2/29/1996       $  342,668        $340,146
 3/31/1996       $  352,952        $346,870
 4/30/1996       $  389,650        $373,500
 5/31/1996       $  411,388        $392,653
 6/30/1996       $  386,378        $367,138
 7/31/1996       $  341,966        $322,318
 8/31/1996       $  372,353        $346,179
 9/30/1996       $  397,130        $364,007
10/31/1996       $  379,833        $348,304
11/30/1996       $  383,574        $357,990
12/31/1996       $  389,595        $364,971
 1/31/1997       $  394,413        $374,088
 2/28/1997       $  351,961        $351,497
 3/31/1997       $  332,993        $326,692
 4/30/1997       $  327,874        $322,912
 5/31/1997       $  379,961        $371,446
 6/30/1997       $  407,660        $384,041
 7/31/1997       $  436,865        $403,720
 8/31/1997       $  445,295        $415,835
 9/30/1997       $  487,145        $449,019
10/31/1997       $  452,521        $422,051
11/30/1997       $  435,017        $411,989
12/31/1997       $  436,748        $412,220
 1/31/1998       $  426,704        $406,721
 2/28/1998       $  464,803        $442,630
 3/31/1998       $  490,779        $461,199
 4/30/1998       $  490,779        $464,026
 5/31/1998       $  452,334        $430,314
 6/30/1998       $  468,959        $434,712
 7/31/1998       $  429,195        $398,414
 8/31/1998       $  325,073        $306,444
 9/30/1998       $  358,956        $337,514
10/31/1998       $  363,545        $355,119
11/30/1998       $  401,944        $382,665
12/31/1998       $  455,854        $417,293
 1/31/1999       $  500,962        $436,063
 2/28/1999       $  447,786        $396,172
 3/31/1999       $  495,828        $410,283
 4/30/1999       $  525,167        $446,515
 5/31/1999       $  504,263        $447,221
 6/30/1999       $  566,975        $470,780
 7/31/1999       $  569,542        $456,224
 8/31/1999       $  564,775        $439,161
 9/30/1999       $  581,645        $447,633
10/31/1999       $  637,022        $459,096
11/30/1999       $  720,228        $507,641
12/31/1999       $  882,812        $597,113
 1/31/2000       $  860,761        $591,554
 2/29/2000       $1,159,018        $729,185
 3/31/2000       $1,010,263        $652,533
 4/30/2000       $  867,488        $586,647
 5/31/2000       $  762,089        $535,280
 6/30/2000       $  918,319        $604,427
 7/31/2000       $  822,264        $552,628
 8/31/2000       $  942,613        $610,759
 9/30/2000       $  886,924        $580,416
10/31/2000       $  793,111        $533,304
11/30/2000       $  611,428        $436,472
12/31/2000       $  665,221        $463,180
 1/31/2001       $  676,406        $500,669
 2/28/2001       $  563,494        $432,038
 3/31/2001       $  509,701        $392,757
 4/30/2001       $  570,951        $440,842
 5/31/2001       $  573,081        $451,052
 6/30/2001       $  583,733        $463,352
 7/31/2001       $  545,918        $423,824
 8/31/2001       $  509,701        $397,335
 9/30/2001       $  423,420        $333,205
10/31/2001       $  459,104        $365,259
11/30/2001       $  495,321        $395,758
12/31/2001       $  518,223        $420,414
 1/31/2002       $  503,310        $405,447
 2/28/2002       $  471,886        $379,215
 3/31/2002       $  510,766        $412,169
 4/30/2002       $  502,777        $403,266
 5/31/2002       $  476,147        $379,675
 6/30/2002       $  442,593        $347,478
 7/31/2002       $  379,746        $294,071
 8/31/2002       $  378,681        $293,924
 9/30/2002       $  358,442        $272,703
10/31/2002       $  364,833        $286,501
11/30/2002       $  382,409        $314,894
12/31/2002       $  356,844        $293,166
 1/31/2003       $  346,725        $285,192
 2/28/2003       $  336,072        $277,577
 3/31/2003       $  336,605        $281,769
 4/30/2003       $  368,029        $308,424
 5/31/2003       $  400,517        $343,183
 6/30/2003       $  410,637        $349,807
 7/31/2003       $  442,060        $376,252
 8/31/2003       $  469,223        $396,457
 9/30/2003       $  446,854        $386,426
10/31/2003       $  488,397        $419,814
11/30/2003       $  500,647        $433,500
12/31/2003       $  491,593        $435,450
 1/31/2004       $  520,886        $458,312
 2/29/2004       $  511,831        $457,624
 3/31/2004       $  511,299        $459,775
 4/30/2004       $  480,408        $436,694
 5/31/2004       $  485,734        $445,384
 6/30/2004       $  507,038        $460,171
 7/31/2004       $  462,832        $418,894
 8/30/2004       $  444,191        $409,888
 9/30/2004       $  476,147        $432,554
10/31/2004       $  488,908        $443,065
11/30/2004       $  528,314        $480,504
12/31/2004       $  546,435        $497,755
 1/31/2005       $  525,124        $475,306
 2/28/2005       $  538,462        $481,818
 3/31/2005       $  520,370        $463,749
 4/30/2005       $  487,327        $434,255
 5/31/2005       $  520,903        $464,870
 6/30/2005       $  544,344        $479,885
 7/31/2005       $  584,299        $513,429
 8/31/2005       $  588,564        $506,190
 9/30/2005       $  594,450        $510,189
10/31/2005       $  578,994        $491,312
11/30/2005       $  606,091        $519,120
12/31/2005       $  618,334        $518,341
 1/31/2006       $  688,701        $568,361
 2/28/2006       $  698,274        $565,349
 3/31/2006       $  740,938        $592,825
 4/30/2006       $  749,459        $591,106
 5/31/2006       $  705,765        $549,492
 6/30/2006       $  701,531        $549,822
 7/31/2006       $  658,317        $521,286
 8/31/2006       $  665,229        $536,559
 9/30/2006       $  666,293        $540,208

Annualized Total Returns As of 9/30/06

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Emerging Growth Fund Class I                    12.09%     9.48      5.31%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                             5.88%    10.15      4.03%
--------------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 2000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND CALCULATES PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 98.1%
ADVERTISING SERVICES - 0.8%
   inVentiv Health, Inc.*                                   2,400      $ 76,872
                                                                       --------
AEROSPACE/DEFENSE-EQUIPMENT - 3.3%
   AAR Corp.*                                               3,400        81,056
   BE Aerospace, Inc.*                                      2,500        52,725
   LMI Aerospace, Inc.*, ##                                 4,000        74,000
   Moog, Inc. Cl. A*                                        1,600        55,456
   Orbital Sciences Corp.*                                  3,700        69,449
                                                                       --------
                                                                        332,686
                                                                       --------
AGRICULTURAL OPERATIONS - 0.7%
   The Andersons, Inc.                                      1,963        67,036
                                                                       --------
APPAREL MANUFACTURERS - 0.5%
   Phillips-Van Heusen Corp.                                1,200        50,124
                                                                       --------
AUCTION HOUSE/ART DEALER - 0.7%
   Sotheby's Cl. A                                          2,300        74,152
                                                                       --------
BATTERIES/BATTERY SYSTEMS - 0.6%
   EnerSys*                                                 3,800        60,952
                                                                       --------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 0.6%
   NCI Building Systems, Inc.*                              1,100        63,987
                                                                       --------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 0.7%
   Layne Christensen Co.*                                   2,400        68,568
                                                                       --------
BUILDING PRODUCTS-AIR & HEATING - 0.6%
   Comfort Systems USA, Inc. ##                             5,300        60,738
                                                                       --------
BUILDING-HEAVY CONSTRUCTION - 0.8%
   Infrasource Services, Inc.*                              2,800        49,140
   Perini Corp.*                                            1,700        35,496
                                                                       --------
                                                                         84,636
                                                                       --------
BUILDING-MAINTENANCE & SERVICE - 0.5%
   Healthcare Services Group, Inc.                          2,200        55,352
                                                                       --------
CAPACITORS - 0.5%
   Kemet Corp.*                                             6,100        49,227
                                                                       --------
COMMERCIAL SERVICES - 0.9%
   PeopleSupport, Inc.*                                     4,900        90,650
                                                                       --------
COMMERCIAL SERVICES-FINANCE - 0.9%
   Coinstar, Inc.*                                          1,800        51,804
   Jackson Hewitt Tax Service, Inc.                         1,200        36,012
                                                                       --------
                                                                         87,816
                                                                       --------
COMMUNICATIONS SOFTWARE - 0.5%
   Smith Micro Software, Inc.*, ##                          3,500        50,330
                                                                       --------
COMPUTER AIDED DESIGN - 0.5%
   ANSYS, Inc.*                                               700        30,926
   Aspen Technology, Inc.*                                  2,200        24,024
                                                                       --------
                                                                         54,950
                                                                       --------
COMPUTERS-INTEGRATED SYSTEMS - 0.7%
   Radiant Systems, Inc.*                                   5,900        71,272
                                                                       --------
COMPUTERS-MEMORY DEVICES - 0.4%
   Komag, Inc.*                                             1,400        44,744
                                                                       --------
CONSULTING SERVICES - 0.7%
   Watson Wyatt Worldwide, Inc. Cl. A                       1,700        69,564
                                                                       --------
DISPOSABLE MEDICAL PRODUCTS - 0.7%
   ICU Medical, Inc.*                                       1,600        72,768
                                                                       --------
DISTRIBUTION/WHOLESALE - 1.6%
   Brightpoint, Inc.*                                       5,100        72,522
   LKQ Corp.*                                               4,300        94,471
                                                                       --------
                                                                        166,993
                                                                       --------
DIVERSIFIED MANUFACTURING OPERATIONS - 0.7%
   Ameron International Corp.                               1,000      $ 66,440
                                                                       --------
E-COMMERCE/PRODUCTS - 0.4%
   Nutri/System, Inc.*, ##                                    600        37,374
                                                                       --------
ELECTRIC PRODUCTS-MISCELLANEOUS - 0.9%
   Littelfuse, Inc.*                                        2,500        86,750
                                                                       --------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.6%
   Diodes, Inc.*                                            1,300        56,121
   Lattice Semiconductor Corp.*                             6,800        46,376
   Silicon Image, Inc.*                                     4,500        57,240
                                                                       --------
                                                                        159,737
                                                                       --------
ELECTRONIC MEASURE INSTRUMENTS - 0.4%
   Eagle Test Systems, Inc.*                                2,500        41,300
                                                                       --------
ELECTRONIC PARTS DISTRIBUTION - 0.6%
   NU Horizons Electronics Corp.*, ##                       4,800        61,152
                                                                       --------
E-MARKETING/INFORMATION - 0.5%
   aQuantive, Inc.*                                         2,200        51,964
                                                                       --------
ENERGY-ALTERNATE SOURCES - 1.0%
   Evergreen Solar, Inc.*, ##                               5,200        43,160
   Sunpower Corp. Cl. A*, ##                                2,100        58,254
                                                                       --------
                                                                        101,414
                                                                       --------
ENGINEERING/R & D SERVICES - 0.5%
   URS Corp.*                                               1,400        54,446
                                                                       --------
ENTERPRISE SOFTWARE/SERVICES - 2.6%
   Concur Technologies, Inc.*, ##                           4,100        59,655
   Mantech International Corp. Cl. A*                       2,200        72,622
   Sybase, Inc.*                                            2,300        55,752
   Ultimate Software Group, Inc.*                           3,300        77,649
                                                                       --------
                                                                        265,678
                                                                       --------
ENTERTAINMENT SOFTWARE - 0.8%
   THQ, Inc.*,##                                            2,650        77,300
                                                                       --------
FINANCE-CONSUMER LOANS - 1.3%
   Asta Funding, Inc.                                       2,200        82,478
   World Acceptance Corp.*                                  1,200        52,776
                                                                       --------
                                                                        135,254
                                                                       --------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.2%
   optionsXpress Holdings, Inc.                             2,300        64,124
   SWS Group, Inc.                                          2,400        59,736
                                                                       --------
                                                                        123,860
                                                                       --------
FINANCE-OTHER SERVICES - 0.8%
   GFI Group, Inc.*                                         1,400        77,406
                                                                       --------
FIREARMS & AMMUNITION - 0.8%
   Smith & Wesson Holding Corp.*, ##                        5,500        76,340
                                                                       --------
FOOD-RETAIL - 0.6%
   Wild Oats Markets, Inc.*, ##                             3,700        59,829
                                                                       --------
FOOD-WHOLESALE/DISTRIBUTION - 0.6%
   Performance Food Group Co.*                              2,200        61,798
                                                                       --------
FOOTWEAR & RELATED APPAREL - 2.3%
   CROCS, Inc.*, ##                                         1,700        57,715
   Iconix Brand Group, Inc.*                                5,400        86,940
   Steven Madden, Ltd. ##                                   2,400        94,176
                                                                       --------
                                                                        238,831
                                                                       --------
GOLF - 0.7%
   Callaway Golf Co.                                        5,400        70,794
                                                                       --------
HOTELS & MOTELS - 0.7%
   Orient-Express Hotels, Ltd. Cl. A                        2,000        74,760
                                                                       --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
HUMAN RESOURCES - 0.6%
   Kforce, Inc.*                                            5,100      $ 60,843
                                                                       --------
INDUSTRIAL AUTOMATION/ROBOTICS - 1.3%
   Gerber Scientific, Inc.*                                 5,200        77,896
   Hurco Cos, Inc.*                                         2,200        52,866
                                                                       --------
                                                                        130,762
                                                                       --------
INSTRUMENTS-SCIENTIFIC - 0.8%
   OYO Geospace Corp.*                                      1,500        85,125
                                                                       --------
INTERNET APPLICATIONS SOFTWARE - 2.3%
   Cybersource Corp*                                        7,000        82,810
   Dealertrack Holdings, Inc.*, ##                          4,400        97,284
   WebEx Communications, Inc.*                              1,400        54,628
                                                                       --------
                                                                        234,722
                                                                       --------
INTERNET CONNECTIVITY SERVICES - 0.4%
   Redback Networks, Inc.*                                  2,600        36,088
                                                                       --------
INTERNET CONTENT-INFO/NEWS - 1.1%
   The Knot, Inc.*                                          2,500        55,325
   TheStreet.com, Inc.                                      5,300        56,392
                                                                       --------
                                                                        111,717
                                                                       --------
INTERNET INFRASTRUCTURE EQUIPMENT - 0.6%
   Avocent Corp.*                                           2,100        63,252
                                                                       --------
INTERNET INFRASTRUCTURE SOFTWARE - 0.7%
   RADvision, Ltd.*                                         4,200        69,300
                                                                       --------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 0.9%
   Affiliated Managers Group, Inc.*, ##                       900        90,099
                                                                       --------
LASERS-SYSTEMS/COMPONENTS - 0.6%
   II-VI, Inc.*                                             2,300        57,316
                                                                       --------
MACHINERY-GENERAL INDUSTRY - 1.5%
   Flow International Corp.*, ##                            2,400        31,128
   Gardner Denver, Inc.*                                    1,900        62,852
   Kadant, Inc.*                                            2,400        58,944
                                                                       --------
                                                                        152,924
                                                                       --------
MEDICAL INFORMATION SYSTEMS - 1.3%
   Allscripts Healthcare Solutions, Inc.*                   3,300        74,085
   Phase Forward, Inc.*                                     5,200        62,088
                                                                       --------
                                                                        136,173
                                                                       --------
MEDICAL INSTRUMENTS - 3.9%
   Angiodynamics, Inc.*                                     2,600        53,846
   Arthrocare Corp.*                                        2,200       103,092
   DexCom, Inc.*, ##                                        2,400        26,712
   Micrus Endovascular Corp.*                               3,500        45,395
   NuVasive, Inc.*                                          2,500        50,275
   Spectranetics Corp.*                                     4,900        57,330
   Stereotaxis, Inc.*, ##                                   6,200        64,170
                                                                       --------
                                                                        400,820
                                                                       --------
MEDICAL LABS & TESTING SERVICES - 0.8%
   Icon PLC - ADR*                                          1,200        84,696
                                                                       --------
MEDICAL LASER SYSTEMS - 0.7%
   Cutera Inc.*                                             2,700        71,793
                                                                       --------
MEDICAL PRODUCTS - 0.6%
   Viasys Healthcare, Inc.*                                 2,400        65,376
                                                                       --------
MEDICAL-BIOMEDICAL/GENETICS - 1.8%
   InterMune, Inc.*, ##                                     2,800        45,976
   Keryx Biopharmaceuticals, Inc.*                          5,100        60,333
   Lifecell Corp.*, ##                                      2,500        80,550
                                                                       --------
                                                                        186,859
                                                                       --------
MEDICAL-DRUGS - 1.1%
   Collagenex Pharmaceuticals, Inc.*, ##                    4,300      $ 55,857
   New River Pharmaceuticals*, ##                           2,300        59,179
                                                                       --------
                                                                        115,036
                                                                       --------
MEDICAL-HMO - 0.4%
   WellCare Health Plans, Inc.*                               700        39,641
                                                                       --------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 1.2%
   Hythiam, Inc.*, #                                        6,500        46,930
   Matria Healthcare, Inc.*                                 2,700        75,033
                                                                       --------
                                                                        121,963
                                                                       --------
METAL PROCESSORS & FABRICATION - 0.7%
   RBC Bearings, Inc.*                                      3,000        72,450
                                                                       --------
OFFICE FURNISHINGS-ORIGINAL - 1.4%
   Interface, Inc. Cl. A*                                   5,400        69,552
   Knoll, Inc.                                              3,400        68,680
                                                                       --------
                                                                        138,232
                                                                       --------
OIL & GAS DRILLING - 0.4%
   Bronco Drilling Co., Inc.*                               2,100        36,918
                                                                       --------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.4%
   Goodrich Petroleum Corp*, ##                             1,400        42,168
                                                                       --------
OIL FIELD MACHINERY & EQUIPMENT - 0.8%
   Lufkin Industries, Inc.*                                   900        47,628
   Universal Compression Holdings, Inc.*                      600        32,070
                                                                       --------
                                                                         79,698
                                                                       --------
OIL-FIELD SERVICES - 2.5%
   Basic Energy Services, Inc.*                             1,400        34,160
   Global Industries, Ltd.*, ##                             3,800        59,128
   Helix Energy Solutions Group*                            1,500        50,100
   Hornbeck Offshore Services, Inc.*                        2,100        70,350
   Oceaneering International, Inc.*                         1,300        40,040
                                                                       --------
                                                                        253,778
                                                                       --------
PHARMACY SERVICES - 0.6%
   HealthExtras, Inc.*                                      2,200        62,282
                                                                       --------
PHYSICAL PRACTICE MANAGEMENT - 0.7%
   Healthways, Inc.*                                        1,500        66,900
                                                                       --------
PHYSICAL THERAPY/REHABILITATION CENTERS - 0.7%
   Psychiatric Solutions, Inc.*                             2,200        74,998
                                                                       --------
PRIVATE CORRECTIONS - 0.7%
   The Geo Group, Inc.*                                     1,800        76,050
                                                                       --------
PROPERTY/CASUALTY INSURANCE - 2.6%
   American Physicians Capital, Inc.*                       1,500        72,570
   Argonaut Group, Inc.*                                    1,900        58,957
   Navigators Group, Inc.*                                  1,400        67,214
   Ohio Casualty Corp.                                      2,500        64,675
                                                                       --------
                                                                        263,416
                                                                       --------
REAL ESTATE OPERATION/DEVELOPMENT - 1.0%
   Corrections Corp. of America*                            2,250        97,313
                                                                       --------
RENTAL AUTO/EQUIPMENT - 1.0%
   Dollar Thrifty Auto Group, Inc.*, ##                     1,500        66,855
   H&E Equipment Services, Inc.*                            1,600        39,024
                                                                        105,879
                                                                       --------
RESEARCH & DEVELOPMENT - 0.7%
   Parexel International Corp.*, ##                         2,000        66,180
                                                                       --------
RESORTS/THEME PARKS - 0.7%
   Vail Resorts, Inc.*                                      1,700        68,034
                                                                       --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE - 3.5%
   Aeropostale, Inc.*                                       1,700      $ 49,691
   Bebe Stores, Inc.*                                       3,800        94,164
   Charlotte Russe Holding, Inc.*                           3,200        88,128
   Christopher & Banks Corp.                                1,900        56,012
   DSW, Inc. Cl. A*, ##                                     2,200        69,300
                                                                      ---------
                                                                        357,295
                                                                      ---------
RETAIL-ARTS & CRAFTS - 0.5%
   AC Moore Arts & Crafts, Inc.*                            2,700        51,381
                                                                      ---------
RETAIL-COMPUTER EQUIPMENT - 0.8%
   GameStop Corp. Cl. A*, ##                                1,800        83,304
                                                                      ---------
RETAIL-JEWELRY - 0.5%
   Movado Group, Inc.                                       2,100        53,382
                                                                      ---------
RETAIL-LEISURE PRODUCTS - 0.5%
   MarineMax, Inc.*                                         2,100        53,445
                                                                      ---------
RETAIL-PETROLEUM PRODUCTS - 0.6%
   World Fuel Services Corp.                                1,500        60,675
                                                                      ---------
RETAIL-SPORTING GOODS - 0.6%
   Hibbett Sporting Goods, Inc.*                            2,400        62,832
                                                                      ---------
RUBBER & PLASTICS - 0.2%
   PW Eagle, Inc. ##                                          800        24,008
                                                                      ---------
SAVINGS & LOANS/THRIFTS-SOUTHERN US - 0.6%
   BankUnited Financial Corp.Cl. A*                         2,300        59,961
                                                                      ---------
SAVINGS & LOANS/THRIFTS-WESTERN US - 0.8%
   FirstFed Financial Corp.*, ##                            1,400        79,408
                                                                      ---------
SEISMIC DATA COLLECTION - 0.6%
   Veritas DGC, Inc.*                                         900        59,238
                                                                      ---------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.4%
   Anadigics, Inc.*                                         9,900        70,884
   Standard Microsystems Corp.*                             2,400        68,208
                                                                      ---------
                                                                        139,092
                                                                      ---------
SEMICONDUCTOR EQUIPMENT - 0.8%
   Brooks Automation, Inc.*                                 3,000        39,150
   Rudolph Technologies, Inc.*                              2,100        38,493
                                                                      ---------
                                                                         77,643
                                                                      ---------
STEEL PIPE & TUBE - 0.6%
   Valmont Industries, Inc.                                 1,100        57,475
                                                                      ---------
TELECOMMUNICATIONS EQUIPMENT - 1.5%
   Arris Group, Inc.*                                       5,400        61,884
   CommScope, Inc.*                                         2,800        92,008
                                                                      ---------
                                                                        153,892
                                                                      ---------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 0.6%
   Oplink Communications, Inc.*                             2,900        57,942
                                                                      ---------
THERAPEUTICS - 0.7%
   Medicines Co.*                                           3,000        67,680
                                                                      ---------
TRANSACTIONAL SOFTWARE - 2.3%
   Open Solutions, Inc.*                                    2,800        80,668
   Transaction Systems Architects, Inc. Cl. A*              2,100        72,072
   VeriFone Holding, Inc.*, ##                              2,900        82,795
                                                                      ---------
                                                                        235,535
                                                                      ---------
TRANSPORT-AIR FREIGHT - 0.4%
   EGL, Inc.*                                               1,000        36,440
                                                                      ---------
TRANSPORT-MARINE - 0.9%
   American Commercial Lines*                               1,500        89,175
                                                                      ---------
TRANSPORT-SERVICES - 0.6%
   Universal Truckload Services, Inc.*                      2,400      $ 62,328
                                                                      ---------
TRANSPORT-TRUCK - 1.2%
   Old Dominion Freight Line, Inc.*                         1,600        48,048
   US Xpress Enterprises, Inc. Cl. A*                       3,000        69,450
                                                                      ---------
                                                                        117,498
                                                                      ---------
VITAMINS & NUTRITION PRODUCTS - 1.0%
   Herbalife, Ltd.*                                         2,700       102,276
                                                                      ---------
WEB PORTALS/ISP - 0.7%
   Trizetto Group, Inc.*, ##                                5,000        75,700
                                                                      ---------
WIRE & CABLE PRODUCTS - 1.4%
   General Cable Corp.*                                     1,900        72,599
   Superior Essex, Inc.*                                    2,100        71,925
                                                                      ---------
                                                                        144,524
                                                                      ---------
WIRELESS EQUIPMENT - 1.1%
   ID Systems, Inc.*, ##                                    1,900        44,897
   Stratex Networks, Inc.*                                 15,200        67,488
                                                                      ---------
                                                                        112,385
-------------------------------------------------------------------------------
Total Common Stock (Cost: $9,108,893)                                 9,969,159
-------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 17.5%
MONEY MARKET FUNDS - 15.7%
   Boston Global Investment Trust -
     Enhanced Portfolio, 5.320%**                     $1,593,900      1,593,900
                                                                     ----------
TIME DEPOSIT - 1.8%
   Bank of America London
     4.630%, 10/01/06                                    180,059        180,059
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $1,773,959)                       1,773,959
-------------------------------------------------------------------------------
Total Investments - 115.6% (Cost: $10,882,852)                       11,743,118
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (15.6%)                      (1,583,449)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $10,159,669
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

ADR  - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                    PERCENT OF
SECTOR                                                              NET ASSETS
------------------------------------------------------------------------------
Consumer, Non-cyclical                                                    24.1%
Industrial                                                                21.0
Consumer, Cyclical                                                        15.1
Technology                                                                12.9
Communications                                                            11.2
Financial                                                                  8.2
Energy                                                                     5.6
Short Term Investments                                                    17.5
------------------------------------------------------------------------------
Total Investments                                                        115.6%
------------------------------------------------------------------------------
Liabilities in excess of other assets                                    (15.6)
------------------------------------------------------------------------------
Net Assets                                                               100.0%
------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SMALL CAP VALUE FUND

MANAGEMENT TEAM: MARK W. STUCKELMAN, Portfolio Manager; NELSON SHING, Portfolio Manager; JAMES FERNANDES, CFA, CPA, Analyst; CHARLES HOEVELER, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

MARKET OVERVIEW: After posting double-digit gains in the first quarter of the year, prices of U.S. small-cap value stocks fell slightly from April 1 through September 30, 2006. Positive returns throughout much of the six-month period were offset by losses in May and July. The investment environment was characterized by:

     - Evidence that economic growth was moderating, including softness in retail sales, business investment and the housing market

     - Sharp spike and retreat in oil prices, which hit $78.40 a barrel in mid-July and subsequently fell by approximately 20%

     - Anticipation of the end of the monetary tightening cycle that the Federal Reserve had initiated in June 2004

Because equity prices were volatile during the period, small-cap value stocks in defensive sectors turned in some of the best results. Utilities were the clear winners, rising nearly 10%, followed by consumer staples and financials. Information technology stocks fared the worst due to their relatively high sensitivity to movements in the stock market. The energy and materials sectors also lagged, hurt by falling commodity prices.

PERFORMANCE: From April 1 through September 30, 2006, the Fund's Class I shares gained 0.20% and the Russell 2000 Value Index lost 0.22%.

PORTFOLIO SPECIFICS: Performance versus the index was helped by positive stock selection in most sectors. Stock selection was particularly strong in the industrials and information technology sectors, where top-performing positions included Corrections Corporation of America, an operator of correctional facilities, and Varian Semiconductor, a manufacturer of semiconductor processing equipment. Corrections Corporation of America benefited from a robust demand environment and a lack of supply of beds in the industry. Varian Semiconductor benefited from its dominant market share in the ion implantation process of wafer fabrication to report strong margins and positive guidance for the year.

Stock selection in the health care sector had the largest negative impact on relative results. Drug manufacturer MGI Pharma was a weak performer, as the company reduced its 2006 earnings guidance, citing increased generic competition for an existing product and slow sales of a new product. An overweight position in materials and an underweight in financials detracted from returns. Sector allocations are a result of our bottom-up investment decisions.

MARKET OUTLOOK: While oil prices have fallen and investors have started to speculate about when the Fed might start cutting interest rates, we feel that economic uncertainty has increased risk. The housing market has cooled substantially, and consumer and business spending has slowed.

Regardless of the macroeconomic environment, we remain confident that we will continue to add value to the benchmark through intense, fundamental research and our diversified, risk-controlled approach to portfolio construction.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SMALL CAP VALUE FUND CLASS I AND II SHARES WITH THE RUSSELL 2000 VALUE INDEX.

                                    [CHART]

              U.S. SMALL CAP      RUSSELL
             VALUE FUND CLASS   2000 VALUE
                 I SHARES          INDEX
             ----------------   ----------
12/30/1997       $250,000        $250,000
12/31/1997       $248,617        $250,504
 1/31/1998       $246,355        $245,969
 2/28/1998       $267,925        $260,851
 3/31/1998       $280,698        $271,441
 4/30/1998       $283,771        $272,771
 5/31/1998       $274,008        $263,115
 6/30/1998       $271,752        $261,642
 7/31/1998       $252,912        $241,155
 8/31/1998       $209,998        $203,390
 9/30/1998       $219,489        $214,882
10/31/1998       $230,594        $221,264
11/30/1998       $242,745        $227,260
12/31/1998       $251,379        $234,396
 1/31/1999       $239,838        $229,075
 2/28/1999       $224,921        $213,429
 3/31/1999       $216,720        $211,658
 4/30/1999       $237,553        $230,982
 5/31/1999       $247,108        $238,073
 6/30/1999       $256,810        $246,692
 7/31/1999       $255,260        $240,845
 8/31/1999       $246,962        $232,030
 9/30/1999       $239,174        $227,389
10/31/1999       $230,648        $222,842
11/30/1999       $236,639        $224,000
12/31/1999       $240,256        $230,877
 1/31/2000       $233,732        $224,828
 2/29/2000       $230,083        $238,565
 3/31/2000       $248,579        $239,687
 4/30/2000       $257,324        $241,101
 5/31/2000       $255,258        $237,412
 6/30/2000       $260,240        $244,344
 7/31/2000       $260,563        $252,481
 8/31/2000       $277,078        $263,767
 9/30/2000       $281,274        $262,263
10/31/2000       $283,121        $261,319
11/30/2000       $275,691        $255,988
12/31/2000       $305,403        $283,507
 1/31/2001       $318,153        $291,332
 2/28/2001       $318,314        $290,924
 3/31/2001       $313,098        $286,269
 4/30/2001       $334,350        $299,523
 5/31/2001       $354,411        $307,221
 6/30/2001       $361,633        $319,572
 7/31/2001       $365,110        $312,413
 8/31/2001       $361,098        $311,320
 9/30/2001       $324,453        $276,950
10/31/2001       $334,350        $284,178
11/30/2001       $351,469        $304,611
12/31/2001       $379,885        $323,253
 1/31/2002       $383,641        $327,552
 2/28/2002       $384,446        $329,550
 3/31/2002       $419,054        $354,234
 4/30/2002       $428,175        $366,703
 5/31/2002       $415,298        $354,565
 6/30/2002       $408,859        $346,729
 7/31/2002       $350,106        $295,205
 8/31/2002       $347,960        $293,906
 9/30/2002       $324,619        $272,921
10/31/2002       $322,473        $277,015
11/30/2002       $348,387        $299,121
12/31/2002       $342,602        $286,348
 1/31/2003       $332,317        $278,273
 2/28/2003       $322,997        $268,923
 3/31/2003       $328,782        $271,801
 4/30/2003       $358,028        $297,622
 5/31/2003       $399,809        $328,009
 6/30/2003       $411,058        $333,552
 7/31/2003       $439,340        $350,197
 8/31/2003       $464,409        $363,504
 9/30/2003       $454,115        $359,324
10/31/2003       $501,037        $388,609
11/30/2003       $524,123        $403,531
12/31/2003       $543,989        $418,139
 1/31/2004       $566,835        $432,607
 2/29/2004       $581,072        $440,999
 3/31/2004       $584,052        $447,085
 4/30/2004       $556,571        $423,971
 5/31/2004       $568,490        $429,101
 6/30/2004       $591,336        $450,899
 7/31/2004       $564,848        $430,158
 8/30/2004       $559,219        $434,373
 9/30/2004       $592,660        $451,575
10/31/2004       $599,950        $458,574
11/30/2004       $650,586        $499,295
12/31/2004       $673,877        $511,179
 1/31/2005       $654,334        $491,396
 2/28/2005       $662,971        $501,126
 3/31/2005       $653,557        $490,803
 4/30/2005       $630,290        $465,477
 5/31/2005       $659,977        $493,871
 6/30/2005       $684,792        $515,700
 7/31/2005       $726,496        $545,044
 8/31/2005       $706,590        $532,508
 9/30/2005       $703,976        $531,602
10/31/2005       $681,801        $518,259
11/30/2005       $721,686        $539,300
12/31/2005       $729,336        $535,148
 1/31/2006       $770,324        $579,405
 2/28/2006       $768,322        $579,347
 3/31/2006       $797,210        $607,445
 4/30/2006       $808,053        $609,085
 5/31/2006       $786,397        $583,869
 6/30/2006       $791,587        $591,051
 7/31/2006       $756,678        $582,835
 8/31/2006       $789,593        $600,262
 9/30/2006       $798,832        $606,144

Annualized Total Returns As of 9/30/06

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
U.S. Small Cap Value Fund Class I                   13.47%    19.73%     14.19%
--------------------------------------------------------------------------------
Russell 2000 Value Index                            14.01%    16.96%     10.65%
--------------------------------------------------------------------------------

                                    [CHART]

              U.S. SMALL CAP       RUSSELL
             VALUE FUND CLASS    2000 VALUE
                II SHARES           INDEX
             ----------------   -----------
12/30/1997      $250,000.00     $250,000.00
12/31/1997      $248,616.64     $250,503.50
 1/31/1998      $246,354.66     $245,969.39
 2/28/1998      $267,925.04     $260,850.53
 3/31/1998      $280,698.27     $271,441.07
 4/30/1998      $283,771.02     $272,771.13
 5/31/1998      $274,007.53     $263,115.03
 6/30/1998      $271,752.28     $261,641.59
 7/31/1998      $252,912.49     $241,155.05
 8/31/1998      $209,997.84     $203,390.17
 9/30/1998      $219,488.88     $214,881.71
10/31/1998      $230,594.03     $221,263.70
11/30/1998      $242,745.01     $227,259.95
12/31/1998      $251,379.12     $234,395.91
 1/31/1999      $239,838.05     $229,075.12
 2/28/1999      $224,920.62     $213,429.29
 3/31/1999      $216,720.06     $211,657.83
 4/30/1999      $237,552.51     $230,982.19
 5/31/1999      $247,108.41     $238,073.34
 6/30/1999      $256,809.97     $246,691.60
 7/31/1999      $255,260.27     $240,845.00
 8/31/1999      $246,962.31     $232,030.08
 9/30/1999      $239,174.23     $227,389.48
10/31/1999      $230,648.04     $222,841.69
11/30/1999      $236,638.80     $224,000.46
12/31/1999      $240,256.16     $230,877.28
 1/31/2000      $233,731.93     $224,828.29
 2/29/2000      $230,083.18     $238,565.30
 3/31/2000      $248,579.15     $239,686.56
 4/30/2000      $257,324.09     $241,100.71
 5/31/2000      $255,258.22     $237,411.87
 6/30/2000      $260,239.92     $244,344.29
 7/31/2000      $260,563.02     $252,480.96
 8/31/2000      $277,077.90     $263,766.86
 9/30/2000      $281,273.93     $262,263.39
10/31/2000      $283,120.58     $261,319.24
11/30/2000      $275,691.19     $255,988.33
12/31/2000      $305,402.97     $283,507.07
 1/31/2001      $318,153.22     $291,331.87
 2/28/2001      $318,314.18     $290,924.00
 3/31/2001      $313,098.15     $286,269.22
 4/30/2001      $334,350.20     $299,523.48
 5/31/2001      $354,411.21     $307,221.24
 6/30/2001      $361,633.18     $319,571.53
 7/31/2001      $365,110.42     $312,413.13
 8/31/2001      $361,098.22     $311,319.68
 9/30/2001      $324,453.44     $276,949.99
10/31/2001      $334,350.20     $284,178.38
11/30/2001      $351,468.93     $304,610.81
12/31/2001      $379,884.95     $323,252.99
 1/31/2002      $383,640.87     $327,552.26
 2/28/2002      $384,445.72     $329,550.32
 3/31/2002      $419,053.88     $354,233.64
 4/30/2002      $428,175.41     $366,702.67
 5/31/2002      $415,297.95     $354,564.81
 6/30/2002      $408,859.23     $346,728.93
 7/31/2002      $350,105.83     $295,205.01
 8/31/2002      $347,959.59     $293,906.11
 9/30/2002      $324,619.20     $272,921.21
10/31/2002      $322,472.96     $277,015.03
11/30/2002      $348,386.79     $299,120.83
12/31/2002      $342,601.77     $286,348.37
 1/31/2003      $332,317.29     $278,273.35
 2/28/2003      $322,996.98     $268,923.36
 3/31/2003      $328,782.00     $271,800.84
 4/30/2003      $358,028.49     $297,621.92
 5/31/2003      $399,809.20     $328,009.12
 6/30/2003      $411,057.85     $333,552.47
 7/31/2003      $439,340.17     $350,196.74
 8/31/2003      $464,408.59     $363,504.22
 9/30/2003      $454,114.94     $359,323.92
10/31/2003      $501,036.94     $388,608.82
11/30/2003      $524,123.41     $403,531.40
12/31/2003      $543,989.11     $418,139.23
 1/31/2004      $566,834.67     $432,606.85
 2/29/2004      $581,071.75     $440,999.42
 3/31/2004      $584,051.61     $447,085.22
 4/30/2004      $556,570.72     $423,970.91
 5/31/2004      $568,490.14     $429,100.96
 6/30/2004      $591,335.70     $450,899.29
 7/31/2004      $564,848.10     $430,157.92
 8/30/2004      $559,219.48     $434,373.47
 9/30/2004      $592,660.08     $451,574.66
10/31/2004      $599,949.80     $458,574.06
11/30/2004      $650,585.56     $499,295.44
12/31/2004      $673,941.58     $511,178.67
 1/31/2005      $654,734.25     $491,396.06
 2/28/2005      $663,376.74     $501,125.70
 3/31/2005      $653,956.79     $490,802.51
 4/30/2005      $630,610.53     $465,477.10
 5/31/2005      $660,312.29     $493,871.20
 6/30/2005      $685,536.22     $515,700.31
 7/31/2005      $727,285.37     $545,043.66
 8/31/2005      $707,357.76     $532,507.65
 9/30/2005      $704,740.53     $531,602.39
10/31/2005      $682,893.58     $518,259.17
11/30/2005      $722,637.98     $539,300.49
12/31/2005      $730,297.94     $535,147.88
 1/31/2006      $771,413.72     $579,404.61
 2/28/2006      $769,793.75     $579,346.67
 3/31/2006      $798,814.97     $607,444.98
 4/30/2006      $809,678.86     $609,085.08
 5/31/2006      $787,898.50     $583,868.96
 6/30/2006      $793,098.63     $591,050.55
 7/31/2006      $758,043.67     $582,834.95
 8/31/2006      $791,094.37     $600,261.71
 9/30/2006      $800,350.18     $606,144.28

Annualized Total Returns As of 9/30/06

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
U.S. Small Cap Value Fund Class II                  13.57%    19.79%     14.22%
--------------------------------------------------------------------------------
Russell 2000 Value Index                            14.01%    16.96%     10.65%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 2000 VALUE INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE FUND'S PERFORMANCE INCLUDES HISTORICAL PERFORMANCE OF COMPARABLE MANAGED INSTITUTIONAL POOLED ACCOUNTS MANAGED BY THE INVESTMENT ADVISER PRIOR TO THE INCEPTION OF THE FUND. THE FUND COMMENCED OPERATIONS ON MAY 1, 2001 OFFERING CLASS I SHARES. THE FUND'S CLASS II SHARES WERE FIRST AVAILABLE ON NOVEMBER 10, 2004. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT.

IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 92.9%
AEROSPACE/DEFENSE-EQUIPMENT - 1.5%
   AAR Corp.*                                               89,400    $2,131,296
                                                                      ----------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT - 0.6%
   Aftermarket Technology Corp.*                            49,500       879,120
                                                                      ----------
B2B/E-COMMERCE - 1.0%
   webMethods, Inc.*                                       193,400     1,479,510
                                                                      ----------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 1.0%
   ElkCorp.                                                 54,700     1,485,105
                                                                      ----------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 1.1%
   Dycom Industries, Inc.*                                  72,800     1,565,200
                                                                      ----------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING - 0.6%
   Champion Enterprises, Inc.*                             131,000       903,900
                                                                      ----------
CHEMICALS-SPECIALTY - 1.2%
   Hercules, Inc.*                                         114,600     1,807,242
                                                                      ----------
COMMERCIAL BANKS-CENTRAL US - 6.1%
   Amcore Financial, Inc.                                   54,000     1,635,660
   Associated Banc-Corp.                                    50,000     1,625,000
   Macatawa Bank Corp.##                                    63,826     1,460,970
   Marshall & Ilsley Corp.                                  31,540     1,519,597
   Mercantile Bank Corp.                                    34,965     1,382,866
   Oak Hill Financial, Inc.+                                47,400     1,173,624
                                                                      ----------
                                                                       8,797,717
                                                                      ----------
COMMERCIAL BANKS-EASTERN US - 0.6%
   Community Bank Systems, Inc.                             39,300       870,888
                                                                      ----------
COMMERCIAL BANKS-WESTERN US - 1.1%
   Greater Bay Bancorp                                      57,900     1,633,359
                                                                      ----------
COMMERCIAL SERVICES - 1.1%
   PHH Corp.*                                               57,800     1,583,720
                                                                      ----------
COMMERCIAL SERVICES-FINANCE - 1.0%
   TNS, Inc.*                                               96,100     1,447,266
                                                                      ----------
COMPUTERS-INTEGRATED SYSTEMS - 1.4%
   Intergraph Corp.*                                        45,600     1,955,328
                                                                      ----------
CONSUMER PRODUCTS-MISCELLANEOUS - 1.1%
   Prestige Brands Holdings, Inc.*                         137,300     1,529,522
                                                                      ----------
CONTAINERS-PAPER/PLASTIC - 1.1%
   Packaging Corp. of America                               67,200     1,559,040
                                                                      ----------
COSMETICS & TOILETRIES - 0.6%
   Elizabeth Arden, Inc.*                                   54,700       883,952
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.2%
   ESCO Technologies, Inc.*                                 33,600     1,546,944
   Griffon Corp.*                                           68,800     1,642,256
                                                                      ----------
                                                                       3,189,200
                                                                      ----------
ELECTRIC-INTEGRATED - 2.9%
   CMS Energy Corp.*                                       139,500     2,014,380
   El Paso Electric Co.*                                    95,300     2,129,002
                                                                      ----------
                                                                       4,143,382
                                                                      ----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 3.4%
   Benchmark Electronics, Inc.*                             49,200     1,322,496
   Methode Electronics, Inc. Cl. A                         137,100     1,303,821
   Rogers Corp.*                                            36,800     2,272,400
                                                                      ----------
                                                                       4,898,717
                                                                      ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.6%
   IXYS Corp.*                                              96,600       810,474
                                                                      ----------
ENERGY-ALTERNATE SOURCES - 1.4%
   Covanta Holdings Corp.*                                  93,300     2,008,749
                                                                      ----------
ENGINEERING/R & D SERVICES - 1.1%
   URS Corp.*                                               40,500    $1,575,045
                                                                      ----------
FINANCE-AUTO LOANS - 0.8%
   United PanAm Financial Corp.*                            75,500     1,168,740
                                                                      ----------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.0%
   Knight Capital Group, Inc. Cl. A*                        81,400     1,481,480
                                                                      ----------
FOOD-MISCELLANEOUS/DIVERSIFIED - 1.2%
   Ralcorp Holdings, Inc.*                                  35,900     1,731,457
                                                                      ----------
GAS-DISTRIBUTION - 2.4%
   Energen Corp.                                            33,300     1,394,271
   UGI Corp.                                                82,500     2,017,125
                                                                      ----------
                                                                       3,411,396
                                                                      ----------
HUMAN RESOURCES - 2.0%
   Korn/Ferry International*                                76,400     1,599,816
   Labor Ready, Inc.*                                       81,500     1,298,295
                                                                      ----------
                                                                       2,898,111
                                                                      ----------
INTERNET APPLICATIONS SOFTWARE - 0.9%
   Interwoven, Inc.*                                       114,100     1,258,523
                                                                      ----------
INTIMATE APPAREL - 1.2%
   The Warnaco Group, Inc.*                                 92,200     1,783,148
                                                                      ----------
LASERS-SYSTEMS/COMPONENTS - 0.8%
   Rofin-Sinar Technologies, Inc.*                          18,100     1,099,937
                                                                      ----------
LIFE/HEALTH INSURANCE - 0.8%
   Scottish Re Group, Ltd.                                  99,600     1,082,652
                                                                      ----------
MACHINERY TOOLS & RELATED PRODUCTS - 1.2%
   Kennametal, Inc.                                         29,900     1,693,835
                                                                      ----------
MACHINERY-GENERAL INDUSTRY - 2.5%
   Gardner Denver, Inc.*                                    51,900     1,716,852
   Wabtec Corp.                                             67,900     1,842,127
                                                                      ----------
                                                                       3,558,979
                                                                      ----------
MEDICAL-DRUGS - 0.7%
   Zymogenetics, Inc.*, ##                                  56,600       954,842
                                                                      ----------
MEDICAL-HMO - 0.5%
   Centene Corp.*                                           43,800       720,072
                                                                      ----------
METAL PROCESSORS & FABRICATION - 1.7%
   Commercial Metals Co.                                    53,400     1,085,622
   Quanex Corp.                                             47,150     1,431,002
                                                                      ----------
                                                                       2,516,624
                                                                      ----------
METAL-ALUMINUM - 1.2%
   Century Aluminum Co.*                                    51,500     1,732,975
                                                                      ----------
MOTION PICTURES & SERVICES - 1.2%
   Lions Gate Entertainment Corp.*, ##                     170,800     1,709,708
                                                                      ----------
MULTIMEDIA - 1.2%
   Gemstar - TV Guide International, Inc.*                 508,600     1,688,552
                                                                      ----------
NETWORKING PRODUCTS - 2.2%
   3Com Corp.*                                             245,000     1,080,450
   Aeroflex, Inc.*                                         106,100     1,090,708
   Foundry Networks, Inc.*                                  77,100     1,013,865
                                                                      ----------
                                                                       3,185,023
                                                                      ----------
NON-FERROUS METALS - 1.1%
   RTI International Metals, Inc.*                          36,700     1,599,386
                                                                      ----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.5%
   Forest Oil Corp.*                                        24,200       764,478
                                                                      ----------
OIL REFINING & MARKETING - 0.3%
   Holly Corp.                                               9,300       402,969
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
OIL-FIELD SERVICES - 0.8%
   Superior Energy Services*                              41,600    $  1,092,416
                                                                    ------------
POWER CONVERSION/SUPPLY EQUIPMENT - 1.0%
   Power-One, Inc.*                                      208,400       1,508,816
                                                                    ------------
PRIVATE CORRECTIONS - 1.3%
   Corrections Corp. of America*                          43,400       1,877,050
                                                                    ------------
PROPERTY/CASUALTY INSURANCE - 4.9%
   CastlePoint Holdings, Ltd. 144A*#+                    237,400       2,611,400
   Navigators Group, Inc.*                                41,700       2,002,017
   Tower Group, Inc.                                      74,400       2,481,240
                                                                    ------------
                                                                       7,094,657
                                                                    ------------
PUBLISHING-NEWSPAPERS - 0.6%
   Lee Enterprises, Inc.                                  33,000         832,920
                                                                    ------------
RADIO - 1.0%
   Entercom Communications Corp.*                         28,700         723,240
   Radio One, Inc. Cl. D*                                111,100         694,375
                                                                    ------------
                                                                       1,417,615
                                                                    ------------
REITS-DIVERSIFIED - 1.6%
   Cousins Properties, Inc.                               38,600       1,320,506
   Washington Real Estate Investment Trust                26,500       1,054,700
                                                                    ------------
                                                                       2,375,206
                                                                    ------------
REITS-HEALTH CARE - 1.0%
   Ventas, Inc.                                           36,483       1,406,055
                                                                    ------------
REITS-HOTELS - 1.4%
   Ashford Hospitality Trust, Inc.                        77,600         925,768
   DiamondRock Hospitality Co. 144A#                      69,700       1,157,717
                                                                    ------------
                                                                       2,083,485
                                                                    ------------
REITS-MORTGAGE - 5.5%
   American Home Mortgage Investment Corp.                22,200         774,114
   Fieldstone Investment Corp.                           119,600       1,044,108
   JER Investors Trust, Inc.                              42,000         720,720
   JER Investors Trust, Inc. 144A#                        63,800       1,094,808
   KKR Financial Corp.                                    89,150       2,187,741
   Newcastle Investment Corp.                             77,500       2,124,275
                                                                    ------------
                                                                       7,945,766
                                                                    ------------
REITS-SHOPPING CENTERS - 0.5%
   Equity One, Inc.                                       30,200         723,894
                                                                    ------------
RETAIL-APPAREL/SHOE - 1.0%
   Charming Shoppes, Inc.*                                95,800       1,368,024
                                                                    ------------
RETAIL-DISCOUNT - 0.9%
   Tuesday Morning Corp.*                                 90,800       1,260,304
                                                                    ------------
RETAIL-RESTAURANTS - 1.2%
   Lone Star Steakhouse & Saloon, Inc.                    64,600       1,793,942
                                                                    ------------
SAVINGS & LOANS/THRIFTS-CENTRAL US - 0.5%
   MAF Bancorp., Inc.                                     17,000         701,930
                                                                    ------------
SAVINGS & LOANS/THRIFTS-EASTERN US - 1.0%
   Brookline Bancorp, Inc.                                97,228       1,336,885
   First Niagara Financial Group, Inc.                     8,900         129,762
                                                                    ------------
                                                                       1,466,647
                                                                    ------------
SAVINGS & LOANS/THRIFTS-SOUTHERN US - 0.8%
   Fidelity Bankshares, Inc.                              30,300       1,182,003
                                                                    ------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.7%
   ChipMos Technologies Bermuda, Ltd.*                   186,000       1,110,420
   Emulex Corp.*                                          75,700       1,375,469
                                                                    ------------
                                                                       2,485,889
                                                                    ------------
SEMICONDUCTOR EQUIPMENT - 1.5%
   Mattson Technology, Inc.*                             117,500         975,250
   Varian Semiconductor Equipment Associates, Inc.*       33,700       1,236,790
                                                                    ------------
                                                                       2,212,040
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT - 2.1%
   Adtran, Inc.                                           40,300    $    960,752
   Comtech Telecommunications Corp.*                      61,100       2,045,628
                                                                    ------------
                                                                       3,006,380
                                                                    ------------
THERAPEUTICS - 0.6%
   MGI Pharma, Inc.*                                      51,700         889,757
                                                                    ------------
TRANSPORT-AIR FREIGHT - 1.1%
   ABX Air, Inc.                                         280,600       1,576,972
                                                                    ------------
TRANSPORT-MARINE - 1.5%
   Quintana Maritime, Ltd.+                              217,400       2,228,350
   Quintana Maritime, Ltd.                                22,200               0
                                                                    ------------
                                                                       2,228,350
                                                                    ------------
TRANSPORT-SERVICES - 0.5%
   Universal Truckload Services, Inc.*                    26,800         695,996
                                                                    ------------
WIRELESS EQUIPMENT - 0.8%
   EFJ, Inc.*                                            155,200       1,151,584
--------------------------------------------------------------------------------
Total Common Stock (Cost: $117,675,479)                              133,958,317
--------------------------------------------------------------------------------
RIGHTS - 0.2%
TRANSPORT-MARINE - 0.2%
   Quintana Maritime, Ltd. (Cost: $0)                     88,800         268,636
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 7.9%
MONEY MARKET FUNDS - 2.0%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.320%**                    $2,804,040      2,804,040
                                                                   ------------
TIME DEPOSIT - 5.9%
   Wachovia Bank Grand Cayman 4.630%, 10/01/06         8,538,525      8,538,525
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $11,342,565)                     11,342,565
-------------------------------------------------------------------------------
Total Investments - 101.0% (Cost: $129,018,044)                     145,569,518
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (1.0%)                       (1,472,906)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $144,096,612
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

+ ILLIQUID SECURITIES, VALUED BY THE ADVISOR. THE TOTAL COST OF ILLIQUID SECURITIES AS OF SEPTEMBER 30, 2006 WAS $5,357,104.

     THE TOTAL MARKET VALUE OF ILLIQUID SECURITIES OWNED AT SEPTEMBER 30, 2006 WAS $6,013,374 OR 4.17% OF NET ASSETS.

#    144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST.

     THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2006 WAS $4,863,925 OR 3.38% OF NET ASSETS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                26.0%
Industrial                                                               21.8
Consumer, Non-cyclical                                                   11.9
Communications                                                            9.7
Consumer, Cyclical                                                        6.7
Technology                                                                5.2
Utilities                                                                 5.2
Basic Materials                                                           3.6
Energy                                                                    3.0
Short Term Investments                                                    7.9
--------------------------------------------------------------------------------
Total Investments                                                       101.0%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                    (1.0)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP VALUE FUND

MANAGEMENT TEAM: STEPHEN SEXAUER, Portfolio Manager; MARK W. STUCKELMAN, Portfolio Manager; JAMES FERNANDES, CFA, CPA, Analyst; TODD R. BUECHS, Analyst; CHARLES HOEVELER, Analyst; GREGORY ISE, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

MARKET OVERVIEW: Key U.S. equity indices, including the S&P 500 Index and Dow Jones Industrial Average, climbed higher during the six months ended September 30, 2006. Within the U.S. stock market, large-cap value stocks produced some of the best returns.

Throughout much of the period, concerns that rising inflation would prompt the Federal Reserve to keep raising short-term interest rates weighed on investor sentiment. Equity returns in August and September were driven by:

     - A pause in interest rate increases from the Fed, ending more than two years of continuous monetary tightening

     - A significant drop in the price of gasoline due to weather and fewer miles driven, which prompted a rebound in consumer confidence

Equities were volatile during the period, and investors sold riskier assets, which drove the strong performance of large-cap value stocks relative to other segments of the market. Among large-cap value equities, stocks in all sectors posted gains except for materials, which was weak in response to falling commodity prices.

PERFORMANCE: The Fund's Class I shares registered a 5.90% increase during the six months ended September 30, 2005. The Russell 1000 Value Index rose 6.85%.

PORTFOLIO SPECIFICS: Like the index, the Fund's gain was broad based, with stocks in most sectors of investment generating positive returns. Modest underperformance of the benchmark was due to sector allocations that resulted from our bottom-up investment process. Underweight positions in telecommunication services and consumer staples were especially unfavorable, since these were the two best-performing sectors in the index.

On the plus side, our stock selection added value. Stock selection was particularly strong in the information technology and consumer discretionary sectors where Freescale Semiconductor and Federated Department Stores were top performers. Freescale, which had been a longer-term holding, advanced on news that it was being acquired by a group of private equity investors. Federated benefited from the successful integration of its August 2005 purchase of May Department Stores, as well as investor recognition of its strong cash flows and balance sheet.

Based on our stock-by-stock investment decisions, the Fund's weighting in the consumer discretionary and materials sectors decreased during the period. We identified better opportunities elsewhere, particularly in the industrials and financials sectors.

MARKET OUTLOOK: The Fed's seventeen increases in short-term interest rates have slowed the pace of growth in the economy and corporate earnings. That said, we expect earnings growth to remain positive and for price-to-earnings (P/E) multiples to expand.

We continue to believe there is significant value in owning reasonably priced, very large corporations that have strong cash flows, limited debt, solid assets and a catalyst to realize their value. By identifying these types of companies for the Fund, we are confident that we will deliver superior performance over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP VALUE FUND CLASS I SHARES WITH THE RUSSELL 1000 VALUE INDEX.

                                     [CHART]

             U.S. LARGE
              CAP VALUE
             FUND CLASS   RUSSELL 1000
              I SHARES     VALUE INDEX
             ----------   ------------
 4/30/1996   $250,000       $250,000
 5/31/1996   $256,600       $253,125
 6/30/1996   $263,800       $253,328
 7/31/1996   $257,600       $243,752
 8/31/1996   $264,800       $250,723
 9/30/1996   $278,800       $260,702
10/31/1996   $288,600       $270,791
11/30/1996   $311,581       $290,423
12/31/1996   $310,622       $286,706
 1/31/1997   $327,247       $300,611
 2/28/1997   $331,246       $305,030
 3/31/1997   $316,936       $294,049
 4/30/1997   $333,350       $306,399
 5/31/1997   $358,183       $323,527
 6/30/1997   $369,758       $337,406
 7/31/1997   $412,900       $362,779
 8/31/1997   $403,430       $349,864
 9/30/1997   $428,684       $370,996
10/31/1997   $412,269       $360,645
11/30/1997   $425,854       $376,586
12/31/1997   $436,586       $387,582
 1/31/1998   $434,531       $382,078
 2/28/1998   $469,924       $407,792
 3/31/1998   $500,065       $432,749
 4/30/1998   $502,805       $435,648
 5/31/1998   $500,750       $429,201
 6/30/1998   $511,938       $434,695
 7/31/1998   $501,864       $427,000
 8/31/1998   $424,288       $363,463
 9/30/1998   $448,323       $384,326
10/31/1998   $479,972       $414,111
11/30/1998   $502,997       $433,408
12/31/1998   $524,487       $448,144
 1/31/1999   $530,983       $451,729
 2/28/1999   $512,743       $445,360
 3/31/1999   $522,238       $454,579
 4/30/1999   $563,217       $497,037
 5/31/1999   $554,472       $491,569
 6/30/1999   $570,214       $505,825
 7/31/1999   $558,969       $491,004
 8/31/1999   $538,979       $472,788
 9/30/1999   $516,990       $456,240
10/31/1999   $553,222       $482,520
11/30/1999   $531,483       $478,756
12/31/1999   $571,041       $481,054
 1/31/2000   $535,602       $465,372
 2/29/2000   $492,372       $430,795
 3/31/2000   $546,661       $483,352
 4/30/2000   $546,661       $477,745
 5/31/2000   $545,656       $482,761
 6/30/2000   $521,276       $460,699
 7/31/2000   $539,624       $466,458
 8/31/2000   $569,784       $492,393
 9/30/2000   $578,330       $496,923
10/31/2000   $607,485       $509,147
11/30/2000   $583,226       $490,258
12/31/2000   $615,670       $514,819
 1/31/2001   $625,048       $516,827
 2/28/2001   $611,868       $502,459
 3/31/2001   $593,618       $484,723
 4/30/2001   $627,329       $508,474
 5/31/2001   $647,607       $519,915
 6/30/2001   $637,468       $508,373
 7/31/2001   $637,468       $507,305
 8/31/2001   $607,052       $486,962
 9/30/2001   $559,147       $452,680
10/31/2001   $556,359       $448,787
11/30/2001   $597,010       $474,861
12/31/2001   $609,399       $486,068
 1/31/2002   $596,752       $482,325
 2/28/2002   $601,140       $483,097
 3/31/2002   $631,339       $505,948
 4/30/2002   $606,560       $488,594
 5/31/2002   $613,529       $491,037
 6/30/2002   $568,102       $462,851
 7/31/2002   $512,350       $419,806
 8/31/2002   $510,027       $422,954
 9/30/2002   $446,532       $375,922
10/31/2002   $489,378       $403,778
11/30/2002   $520,218       $429,216
12/31/2002   $498,455       $410,588
 1/31/2003   $490,851       $400,652
 2/28/2003   $478,003       $389,954
 3/31/2003   $477,216       $390,617
 4/30/2003   $515,760       $424,991
 5/31/2003   $548,798       $452,446
 6/30/2003   $554,567       $458,101
 7/31/2003   $562,957       $464,927
 8/31/2003   $566,104       $472,180
 9/30/2003   $562,695       $467,553
10/31/2003   $597,831       $496,167
11/30/2003   $599,439       $502,915
12/31/2003   $635,459       $533,894
 1/31/2004   $648,631       $543,291
 2/29/2004   $662,071       $554,917
 3/31/2004   $657,502       $550,034
 4/30/2004   $645,674       $536,613
 5/31/2004   $653,201       $542,087
 6/30/2004   $662,609       $554,880
 7/31/2004   $649,975       $547,056
 8/30/2004   $649,706       $554,824
 9/30/2004   $664,759       $563,424
10/31/2004   $673,601       $572,777
11/30/2004   $706,540       $601,702
12/31/2004   $723,709       $621,859
 1/31/2005   $715,531       $610,852
 2/28/2005   $741,719       $631,071
 3/31/2005   $727,849       $622,426
 4/30/2005   $712,855       $611,284
 5/31/2005   $730,819       $626,016
 6/30/2005   $739,516       $632,902
 7/31/2005   $766,508       $651,193
 8/31/2005   $759,993       $648,328
 9/30/2005   $760,829       $657,405
10/31/2005   $740,971       $640,707
11/30/2005   $769,869       $661,786
12/31/2005   $768,484       $665,690
 1/31/2006   $793,459       $691,519
 2/28/2006   $794,015       $695,737
 3/31/2006   $813,468       $705,130
 4/30/2006   $842,021       $723,040
 5/31/2006   $815,666       $704,747
 6/30/2006   $823,170       $709,258
 7/31/2006   $837,081       $726,493
 8/31/2006   $830,719       $738,625
 9/30/2006   $861,539       $753,324

Annualized Total Returns As of 9/30/2006

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Large Cap Value Fund Class I                    13.22%     9.02%    11.93%
--------------------------------------------------------------------------------
Russell 1000 Value Index                             14.61%    10.73%    11.20%
--------------------------------------------------------------------------------


THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 1000 VALUE INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS). THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                         NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 96.3%
AEROSPACE/DEFENSE-EQUIPMENT - 1.6%
   United Technologies Corp.                                7,700    $   487,795
                                                                     -----------
APPLICATIONS SOFTWARE - 3.6%
   Microsoft Corp.                                         39,100      1,068,603
                                                                     -----------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.3%
   Martin Marietta Materials, Inc.                          4,600        389,252
                                                                     -----------
CABLE TV - 1.8%
   Comcast Corp. Cl. A*                                    14,700        541,695
                                                                     -----------
COMMERCIAL BANKS-EASTERN US - 3.2%
   North Fork Bancorporation, Inc.                         33,850        969,464
                                                                     -----------
COMPUTERS - 1.3%
   International Business Machines Corp.                    4,700        385,118
                                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 12.5%
   3M Co.                                                   8,100        602,802
   General Electric Co.                                    36,200      1,277,860
   ITT Corp.                                               25,900      1,327,893
   Textron, Inc.                                            6,100        533,750
                                                                     -----------
                                                                       3,742,305
                                                                     -----------
ELECTRIC-INTEGRATED - 2.5%
   Exelon Corp.                                            12,300        744,642
                                                                     -----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.5%
   Freescale Semiconductor, Inc. Cl. B*                    27,740      1,054,397
                                                                     -----------
FIDUCIARY BANKS - 1.2%
   Bank of New York Co., Inc.                              10,200        359,652
                                                                     -----------
FINANCE-CREDIT CARD - 1.5%
   Capital One Financial Corp.                              5,900        464,094
                                                                     -----------
FINANCE-INVESTMENT BANKERS/BROKERS - 6.1%
   Goldman Sachs Group, Inc.                                3,800        642,846
   Morgan Stanley                                          16,400      1,195,724
                                                                     -----------
                                                                       1,838,570
                                                                     -----------
FINANCE-MORTGAGE LOAN/BANKER - 4.4%
   Countrywide Financial Corp.                             38,100      1,335,024
                                                                     -----------
MEDICAL-DRUGS - 4.4%
   Abbott Laboratories                                      8,900        432,184
   Pfizer, Inc.                                            30,900        876,324
                                                                     -----------
                                                                       1,308,508
                                                                     -----------
MEDICAL-HMO - 2.1%
   WellPoint, Inc.*                                         8,400        647,220
                                                                     -----------
MULTI-LINE INSURANCE - 6.6%
   Allstate Corp.                                           9,900        621,027
   American International Group, Inc.                      20,500      1,358,330
                                                                     -----------
                                                                       1,979,357
                                                                     -----------
MULTIMEDIA - 4.2%
   Time Warner, Inc.                                       51,200        933,376
   Walt Disney Co.                                         10,600        327,646
                                                                     -----------
                                                                       1,261,022
                                                                     -----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 3.9%
   Apache Corp.                                            18,550      1,172,360
                                                                     -----------
OIL COMPANIES-INTEGRATED - 6.2%
   ConocoPhillips                                          18,720      1,114,402
   Marathon Oil Corp.                                       9,600        738,240
                                                                     -----------
                                                                       1,852,642
                                                                     -----------
OIL REFINING & MARKETING - 2.5%
   Valero Energy Corp.                                     14,400        741,168
                                                                     -----------
RETAIL-REGIONAL DEPARTMENT STORES - 3.9%
   Federated Department Stores, Inc.                       27,200    $ 1,175,312
                                                                     -----------
SAVINGS & LOANS/THRIFTS-WESTERN US - 2.5%
   Washington Mutual, Inc.                                 17,100        743,337
                                                                     -----------
STEEL-PRODUCERS - 1.2%
   United States Steel Corp.                                6,100        351,848
                                                                     -----------
SUPER-REGIONAL BANKS-US - 10.5%
   Bank of America Corp.                                   11,512        616,698
   US Bancorp                                              35,800      1,189,276
   Wells Fargo & Co.                                       37,200      1,345,896
                                                                     -----------
                                                                       3,151,870
                                                                     -----------
TELEPHONE-INTEGRATED - 2.0%
   Sprint Nextel Corp.                                     34,600        593,390
                                                                     -----------
TOBACCO - 1.8%
   Altria Group, Inc.                                       7,100        543,505
--------------------------------------------------------------------------------
Total Common Stock (Cost: $23,117,442)                                28,902,150
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 4.6%
TIME DEPOSIT - 4.6%
   Wells Fargo Grand Cayman
      4.630%, 10/01/06
      (Cost: $1,368,033)                               $1,368,033     1,368,033
-------------------------------------------------------------------------------
Total Investments - 100.9% (Cost: $24,485,475)                       30,270,183
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (0.9%)                         (276,469)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $29,993,714
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                     PERCENT OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Financial                                                              36.1%
Industrial                                                             15.4
Energy                                                                 12.6
Technology                                                              8.4
Consumer, Non-cyclical                                                  8.2
Communications                                                          8.0
Consumer, Cyclical                                                      3.9
Utilities                                                               2.5
Basic Materials                                                         1.2
Short Term Investments                                                  4.6
--------------------------------------------------------------------------------
Total Investments                                                     100.9%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                  (0.9)
--------------------------------------------------------------------------------
Net Assets                                                            100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

MANAGEMENT TEAM: JAMES LI, Ph.D., CFA, Portfolio Manager; JANE EDMONDSON, Portfolio Manager; JUNCAI YANG, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

MARKET OVERVIEW: U.S. large-cap growth stocks generated essentially flat returns from April 1 through September 30, 2006. Gains in August and September were unable to offset losses registered in the prior four months.

Despite strong corporate profit growth, large-cap growth equities were weak throughout most of the period on concerns about energy prices, interest rates and the geopolitical climate. The price of oil skyrocketed to $78.40 a barrel in mid-July on fears that hostilities in southern Lebanon would spread to neighboring, oil-producing countries. The core Consumer Price Index rose a worrisome 0.3% in four consecutive months, dashing investors' hopes for an imminent end to the monetary tightening cycle. In addition to ongoing tensions in the Middle East, North Korea launched a series of ballistic missiles into the Sea of Japan in July.

Large-cap growth equities reversed course in August and September, boosted by a drop in the price of oil and a pause in interest rate hikes from the Federal Reserve. Crude prices fell nearly 20% as the result of easing concerns about Iran's nuclear intentions, a tame Atlantic hurricane season and rising U.S. distillate inventories. The Fed held the target funds rate steady at its August and September meetings, indicating that a slowdown in the economy had become a bigger risk than inflation.

PERFORMANCE: The Fund's Class I shares gained 1.96% during the six months ended September 30, 2006, outperforming the Russell 1000 Growth Index, which declined 0.12%.

PORTFOLIO SPECIFICS: Strong performance versus the index was due to stock selection, which was positive in a majority of sectors. Stock selection added the most value in the information technology sector, where computer software companies Oracle and BEA Systems delivered steep price gains amid improving business fundamentals. Sun Microsystems, a computer hardware manufacturer, and Cisco Systems, a networking company, were other top-performing tech names in the Fund.

Stock selection in the consumer discretionary sector was also a key area of relative strength, helped by our position in toy manufacturer Mattel. The company experienced strong sales of toys based on the movies CARS and SUPERMAN and announced an acquisition that investors viewed positively.

While the Fund outperformed, there were pockets of relative weakness. For example, stock selection in the materials and energy sectors detracted from results versus the index.

Consistent with our risk-controlled approach to portfolio construction, we maintained the Fund's broad diversification throughout the period. As of September 30, the largest overweight versus the index was in the health care sector (+2.5%), and the largest underweight was in financials (-5.0%).

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

Through consistent application of this approach, we believe we will continue to identify companies with excellent growth potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS I AND II SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                    [CHART]

             U.S. SYSTEMATIC LARGE   RUSSELL 1000
                CAP GROWTH FUND         GROWTH
                 CLASS I SHARES         INDEX
             ---------------------   ------------
12/27/1996       $  250,000.00        $250,000.00
12/31/1996       $  247,200.00        $246,184.68
 1/31/1997       $  272,400.00        $263,452.07
 2/28/1997       $  267,800.00        $261,668.50
 3/31/1997       $  260,000.00        $247,507.00
 4/30/1997       $  270,000.00        $263,941.47
 5/31/1997       $  300,200.00        $282,990.12
 6/30/1997       $  311,400.00        $294,315.39
 7/31/1997       $  350,200.00        $320,344.64
 8/31/1997       $  342,200.00        $301,594.87
 9/30/1997       $  359,600.00        $316,436.35
10/31/1997       $  359,200.00        $304,740.87
11/30/1997       $  354,896.62        $317,683.21
12/31/1997       $  361,073.21        $321,241.26
 1/31/1998       $  366,477.73        $330,846.38
 2/28/1998       $  400,191.62        $355,732.64
 3/31/1998       $  424,640.63        $369,912.14
 4/30/1998       $  438,280.60        $375,031.73
 5/31/1998       $  427,214.20        $364,388.33
 6/30/1998       $  458,097.16        $386,707.11
 7/31/1998       $  448,284.00        $384,147.11
 8/31/1998       $  373,570.00        $326,494.31
 9/30/1998       $  420,006.82        $351,575.61
10/31/1998       $  451,656.50        $379,831.74
11/30/1998       $  494,720.82        $408,725.54
12/31/1998       $  580,590.04        $445,580.32
 1/31/1999       $  645,964.79        $471,744.80
 2/28/1999       $  632,474.76        $450,195.49
 3/31/1999       $  697,590.09        $473,907.29
 4/30/1999       $  730,134.16        $474,513.89
 5/31/1999       $  735,294.12        $459,932.08
 6/30/1999       $  770,228.70        $492,145.72
 7/31/1999       $  760,111.18        $476,505.33
 8/31/1999       $  755,700.97        $484,291.43
 9/30/1999       $  769,969.27        $474,116.47
10/31/1999       $  825,745.35        $509,921.74
11/30/1999       $  920,953.81        $537,432.02
12/31/1999       $1,138,610.22        $593,330.32
 1/31/2000       $1,089,838.58        $565,509.06
 2/29/2000       $1,248,865.26        $593,156.80
 3/31/2000       $1,292,448.42        $635,614.97
 4/30/2000       $1,193,089.18        $605,372.41
 5/31/2000       $1,117,078.06        $574,885.85
 6/30/2000       $1,235,115.80        $618,456.45
 7/31/2000       $1,180,636.85        $592,673.00
 8/31/2000       $1,334,734.47        $646,333.62
 9/30/2000       $1,219,031.54        $585,196.92
10/31/2000       $1,094,248.78        $557,505.40
11/30/2000       $  883,798.56        $475,323.53
12/31/2000       $  865,614.50        $460,284.29
 1/31/2001       $  843,954.08        $492,085.33
 2/28/2001       $  698,749.06        $408,544.01
 3/31/2001       $  604,619.83        $364,086.25
 4/30/2001       $  683,506.54        $410,132.24
 5/31/2001       $  652,754.09        $404,095.09
 6/30/2001       $  620,129.76        $394,736.25
 7/31/2001       $  584,563.89        $384,871.79
 8/31/2001       $  518,512.98        $353,389.28
 9/30/2001       $  434,278.02        $318,121.03
10/31/2001       $  455,938.44        $334,822.38
11/30/2001       $  511,560.25        $366,998.81
12/31/2001       $  508,886.13        $366,301.51
 1/31/2002       $  489,365.01        $359,817.98
 2/28/2002       $  457,810.33        $344,885.53
 3/31/2002       $  483,481.93        $356,818.57
 4/30/2002       $  455,403.61        $327,702.17
 5/31/2002       $  442,032.98        $319,771.78
 6/30/2002       $  393,631.31        $290,192.89
 7/31/2002       $  362,611.45        $274,232.28
 8/31/2002       $  364,483.34        $275,054.98
 9/30/2002       $  340,951.03        $246,531.78
10/31/2002       $  359,402.50        $269,138.74
11/30/2002       $  373,040.54        $283,752.98
12/31/2002       $  336,939.84        $264,145.65
 1/31/2003       $  329,987.12        $257,726.91
 2/28/2003       $  329,184.88        $256,541.36
 3/31/2003       $  340,416.21        $261,313.03
 4/30/2003       $  361,809.21        $280,650.20
 5/31/2003       $  372,505.72        $294,654.64
 6/30/2003       $  376,516.90        $298,720.88
 7/31/2003       $  387,213.41        $306,159.03
 8/31/2003       $  396,572.85        $313,782.38
 9/30/2003       $  385,876.34        $310,424.91
10/31/2003       $  404,060.40        $327,870.79
11/30/2003       $  408,606.41        $331,280.65
12/31/2003       $  408,071.59        $342,742.96
 1/31/2004       $  418,768.09        $349,734.92
 2/29/2004       $  415,826.55        $351,973.22
 3/31/2004       $  402,990.75        $345,426.52
 4/30/2004       $  393,631.31        $341,419.57
 5/31/2004       $  403,792.99        $347,769.97
 6/30/2004       $  412,617.60        $352,151.88
 7/31/2004       $  390,957.18        $332,255.30
 8/30/2004       $  385,608.93        $330,627.24
 9/30/2004       $  390,687.77        $333,768.20
10/31/2004       $  395,766.71        $338,974.99
11/30/2004       $  419,314.83        $350,635.73
12/31/2004       $  430,258.95        $364,380.65
 1/31/2005       $  415,544.09        $352,246.77
 2/28/2005       $  424,104.30        $355,980.59
 3/31/2005       $  419,015.05        $349,501.74
 4/30/2005       $  401,081.20        $342,861.21
 5/31/2005       $  421,656.67        $359,421.40
 6/30/2005       $  421,909.66        $358,091.54
 7/31/2005       $  440,093.97        $375,602.22
 8/31/2005       $  432,348.32        $370,756.95
 9/30/2005       $  437,147.38        $372,462.43
10/31/2005       $  426,174.98        $368,849.55
11/30/2005       $  446,247.83        $384,746.96
12/31/2005       $  445,980.08        $383,554.25
 1/31/2006       $  463,105.71        $390,304.80
 2/28/2006       $  464,726.58        $389,680.32
 3/31/2006       $  477,553.04        $395,447.58
 4/30/2006       $  477,839.57        $394,893.96
 5/31/2006       $  462,070.86        $381,507.05
 6/30/2006       $  460,453.61        $380,019.18
 7/31/2006       $  463,400.52        $372,798.81
 8/31/2006       $  478,831.75        $384,430.13
 9/30/2006       $  493,196.71        $395,001.96

Annualized Total Returns As of 9/30/06

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
U.S. Systematic Large Cap Growth Fund Class I       11.51%    2.32%      7.07%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                           6.03%     4.42%      4.80%
--------------------------------------------------------------------------------

                                    [CHART]

             U.S. SYSTEMATIC LARGE   RUSSELL 1000
                CAP GROWTH FUND         GROWTH
                CLASS II SHARES         INDEX
             ---------------------   ------------
12/27/1996        $  250,000.00       $250,000.00
12/31/1996        $  247,200.00       $246,184.68
 1/31/1997        $  272,400.00       $263,452.07
 2/28/1997        $  267,800.00       $261,668.50
 3/31/1997        $  260,000.00       $247,507.00
 4/30/1997        $  270,000.00       $263,941.47
 5/31/1997        $  300,200.00       $282,990.12
 6/30/1997        $  311,400.00       $294,315.39
 7/31/1997        $  350,200.00       $320,344.64
 8/31/1997        $  342,200.00       $301,594.87
 9/30/1997        $  359,600.00       $316,436.35
10/31/1997        $  359,200.00       $304,740.87
11/30/1997        $  354,896.62       $317,683.21
12/31/1997        $  361,073.21       $321,241.26
 1/31/1998        $  366,477.73       $330,846.38
 2/28/1998        $  400,191.62       $355,732.64
 3/31/1998        $  424,640.63       $369,912.14
 4/30/1998        $  438,280.60       $375,031.73
 5/31/1998        $  427,214.20       $364,388.33
 6/30/1998        $  458,097.16       $386,707.11
 7/31/1998        $  448,284.00       $384,147.11
 8/31/1998        $  373,570.00       $326,494.31
 9/30/1998        $  420,006.82       $351,575.61
10/31/1998        $  451,656.50       $379,831.74
11/30/1998        $  494,720.82       $408,725.54
12/31/1998        $  580,590.04       $445,580.32
 1/31/1999        $  645,964.79       $471,744.80
 2/28/1999        $  632,474.76       $450,195.49
 3/31/1999        $  697,590.09       $473,907.29
 4/30/1999        $  730,134.16       $474,513.89
 5/31/1999        $  735,294.12       $459,932.08
 6/30/1999        $  770,228.70       $492,145.72
 7/31/1999        $  760,111.18       $476,505.33
 8/31/1999        $  755,700.97       $484,291.43
 9/30/1999        $  769,969.27       $474,116.47
10/31/1999        $  825,745.35       $509,921.74
11/30/1999        $  920,953.81       $537,432.02
12/31/1999        $1,138,610.22       $593,330.32
 1/31/2000        $1,089,838.58       $565,509.06
 2/29/2000        $1,248,865.26       $593,156.80
 3/31/2000        $1,292,448.42       $635,614.97
 4/30/2000        $1,193,089.18       $605,372.41
 5/31/2000        $1,117,078.06       $574,885.85
 6/30/2000        $1,235,115.80       $618,456.45
 7/31/2000        $1,180,636.85       $592,673.00
 8/31/2000        $1,334,734.47       $646,333.62
 9/30/2000        $1,219,031.54       $585,196.92
10/31/2000        $1,094,248.78       $557,505.40
11/30/2000        $  883,798.56       $475,323.53
12/31/2000        $  865,614.50       $460,284.29
 1/31/2001        $  843,954.08       $492,085.33
 2/28/2001        $  698,749.06       $408,544.01
 3/31/2001        $  604,619.83       $364,086.25
 4/30/2001        $  683,506.54       $410,132.24
 5/31/2001        $  652,754.09       $404,095.09
 6/30/2001        $  620,129.76       $394,736.25
 7/31/2001        $  584,563.89       $384,871.79
 8/31/2001        $  518,512.98       $353,389.28
 9/30/2001        $  434,278.02       $318,121.03
10/31/2001        $  455,938.44       $334,822.38
11/30/2001        $  511,560.25       $366,998.81
12/31/2001        $  508,886.13       $366,301.51
 1/31/2002        $  489,365.01       $359,817.98
 2/28/2002        $  457,810.33       $344,885.53
 3/31/2002        $  483,481.93       $356,818.57
 4/30/2002        $  455,403.61       $327,702.17
 5/31/2002        $  442,032.98       $319,771.78
 6/30/2002        $  393,631.31       $290,192.89
 7/31/2002        $  362,611.45       $274,232.28
 8/31/2002        $  364,483.34       $275,054.98
 9/30/2002        $  340,951.03       $246,531.78
10/31/2002        $  359,402.50       $269,138.74
11/30/2002        $  373,040.54       $283,752.98
12/31/2002        $  336,939.84       $264,145.65
 1/31/2003        $  329,987.12       $257,726.91
 2/28/2003        $  329,184.88       $256,541.36
 3/31/2003        $  340,416.21       $261,313.03
 4/30/2003        $  361,809.21       $280,650.20
 5/31/2003        $  372,505.72       $294,654.64
 6/30/2003        $  376,516.90       $298,720.88
 7/31/2003        $  387,213.41       $306,159.03
 8/31/2003        $  396,572.85       $313,782.38
 9/30/2003        $  385,876.34       $310,424.91
10/31/2003        $  404,060.40       $327,870.79
11/30/2003        $  408,606.41       $331,280.65
12/31/2003        $  408,071.59       $342,742.96
 1/31/2004        $  418,768.09       $349,734.92
 2/29/2004        $  415,826.55       $351,973.22
 3/31/2004        $  402,990.75       $345,426.52
 4/30/2004        $  393,631.31       $341,419.57
 5/31/2004        $  403,792.99       $347,769.97
 6/30/2004        $  412,617.60       $352,151.88
 7/31/2004        $  390,957.18       $332,255.30
 8/30/2004        $  385,608.93       $330,627.24
 9/30/2004        $  390,687.77       $333,768.20
10/31/2004        $  395,766.71       $338,974.99
11/30/2004        $  419,314.83       $350,635.73
12/31/2004        $  430,258.95       $364,380.65
 1/31/2005        $  415,544.09       $352,246.77
 2/28/2005        $  424,104.30       $355,980.59
 3/31/2005        $  419,015.05       $349,501.74
 4/30/2005        $  401,081.20       $342,861.21
 5/31/2005        $  421,656.67       $359,421.40
 6/30/2005        $  421,909.66       $358,091.54
 7/31/2005        $  440,093.97       $375,602.22
 8/31/2005        $  432,348.32       $370,756.95
 9/30/2005        $  437,147.38       $372,462.43
10/31/2005        $  426,174.98       $368,849.55
11/30/2005        $  446,290.44       $384,746.96
12/31/2005        $  446,290.44       $383,554.25
 1/31/2006        $  463,829.66       $390,304.80
 2/28/2006        $  465,731.36       $389,680.32
 3/31/2006        $  478,399.25       $395,447.58
 4/30/2006        $  478,686.29       $394,893.96
 5/31/2006        $  463,033.25       $381,507.05
 6/30/2006        $  461,412.63       $380,019.18
 7/31/2006        $  458,459.59       $372,798.81
 8/31/2006        $  473,817.99       $384,430.13
 9/30/2006        $  488,079.91       $395,001.96

Annualized Total Returns As of 9/30/06
                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
U.S. Systematic Large Cap Growth Fund Class II      11.65%    2.36%      7.09%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                            6.03%    4.42%      4.80%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 1000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON SEPTEMBER 30, 2005. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. IT IS A LARGE-CAP, MARKET-ORIENTED INDEX AND IS HIGHLY CORRELATED WITH THE S&P 500 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                            NUMBER OF
                                                              SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 99.3%
AEROSPACE/DEFENSE - 4.0%
   Boeing Co.                                                  2,200    $173,470
   Lockheed Martin Corp.                                       2,800     240,968
   Raytheon Co.                                                4,200     201,642
                                                                        --------
                                                                         616,080
                                                                        --------
AGRICULTURAL OPERATIONS - 0.7%
   Archer-Daniels-Midland Co.                                  2,700     102,276
                                                                        --------
AIRLINES - 0.5%
   AMR Corp.*                                                  3,500      80,990
                                                                        --------
APPLICATIONS SOFTWARE - 5.1%
   Microsoft Corp.                                            29,100     795,303
                                                                        --------
BEVERAGES-NON-ALCOHOLIC - 2.1%
   Coca-Cola Co.                                               7,200     321,696
                                                                        --------
BREWERY - 1.1%
   Anheuser-Busch Cos, Inc.                                    3,500     166,285
                                                                        --------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.5%
   Martin Marietta Materials, Inc.                             2,700     228,474
                                                                        --------
CASINO SERVICES - 0.7%
   International Game Technology                               2,600     107,900
                                                                        --------
COMPUTER SERVICES - 0.8%
   Electronic Data Systems Corp.                               5,300     129,956
                                                                        --------
COMPUTERS - 5.9%
   Hewlett-Packard Co.                                         7,700     282,513
   International Business Machines Corp.                       4,800     393,312
   Sun Microsystems, Inc.*                                    46,600     231,602
                                                                        --------
                                                                         907,427
                                                                        --------
COSMETICS & TOILETRIES - 1.6%
   Procter & Gamble Co.                                        3,975     246,371
                                                                        --------
DIVERSIFIED MANUFACTURING OPERATIONS - 5.5%
   General Electric Co.                                       11,600     409,480
   Illinois Tool Works, Inc.                                   5,100     228,990
   Parker-Hannifin Corp.                                       2,800     217,644
                                                                        --------
                                                                         856,114
                                                                        --------
E-COMMERCE/PRODUCTS - 1.0%
   Emdeon Corp.*                                              12,800     149,888
                                                                        --------
ELECTRIC PRODUCTS-MISCELLANEOUS - 0.5%
   Emerson Electric Co.                                          900      75,474
                                                                        --------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.5%
   Intersil Corp. Cl. A                                        6,700     164,485
   Micron Technology, Inc.*                                   14,600     254,040
   Texas Instruments, Inc.                                     3,700     123,025
                                                                        --------
                                                                         541,550
                                                                        --------
ELECTRONIC CONNECTORS - 1.0%
   Thomas & Betts Corp.*                                       3,400     162,214
                                                                        --------
ELECTRONIC MEASURE INSTRUMENTS - 1.1%
   Agilent Technologies, Inc.*                                 5,000     163,450
                                                                        --------
ENTERPRISE SOFTWARE/SERVICES - 4.0%
   BEA Systems, Inc.*                                         15,900     241,680
   Oracle Corp.*                                              21,700     384,958
                                                                        --------
                                                                         626,638
                                                                        --------
FINANCE-INVESTMENT BANKERS/BROKERS - 3.4%
   Goldman Sachs Group, Inc.                                   1,800     304,506
   Morgan Stanley                                              3,100     226,021
                                                                        --------
                                                                         530,527
                                                                        --------
FOOD-MISCELLANEOUS/DIVERSIFIED - 1.5%
   General Mills, Inc.                                         4,000    $226,400
                                                                        --------
HEALTH CARE COST CONTAINMENT - 1.6%
   McKesson Corp.                                              4,800     253,056
                                                                        --------
HOME DECORATION PRODUCTS - 0.8%
   Newell Rubbermaid, Inc.                                     4,200     118,944
                                                                        --------
HUMAN RESOURCES - 1.1%
   Manpower, Inc.                                              2,900     177,683
                                                                        --------
LIFE/HEALTH INSURANCE - 0.7%
   Cigna Corp.                                                 1,000     116,320
                                                                        --------
MEDICAL INFORMATION SYSTEMS - 1.0%
   IMS Health, Inc.                                            5,900     157,176
                                                                        --------
MEDICAL LABS & TESTING SERVICES - 1.3%
   Laboratory Corp. of America Holdings*                       3,100     203,267
                                                                        --------
MEDICAL PRODUCTS - 5.5%
   Baxter International, Inc.                                  4,900     222,754
   Johnson & Johnson                                           9,800     636,412
                                                                        --------
                                                                         859,166
                                                                        --------
MEDICAL-BIOMEDICAL/GENETICS - 1.0%
   Biogen Idec, Inc.*                                          3,400     151,912
                                                                        --------
MEDICAL-DRUGS - 3.0%
   Abbott Laboratories                                         6,200     301,072
   Celgene Corp.*                                              3,800     164,540
                                                                        --------
                                                                         465,612
                                                                        --------
MEDICAL-HMO - 2.9%
   Humana, Inc.*                                               2,500     165,225
                                                                        --------
   UnitedHealth Group, Inc.                                    5,900     290,280
                                                                        --------
                                                                         455,505
                                                                        --------
MEDICAL-NURSING HOMES - 0.7%
   Manor Care, Inc.                                            2,200     115,016
                                                                        --------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS - 0.7%
   Cardinal Health, Inc.                                       1,700     111,758
                                                                        --------
METAL-COPPER - 1.1%
   Phelps Dodge Corp.                                          2,000     169,400
                                                                        --------
MULTIMEDIA - 1.7%
   Walt Disney Co.                                             8,300     256,553
                                                                        --------
NETWORKING PRODUCTS - 3.3%
   Cisco Systems, Inc.*                                       22,100     508,300
                                                                        --------
OIL & GAS DRILLING - 0.9%
   Diamond Offshore Drilling, Inc.                             2,000     144,740
                                                                        --------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.2%
   Devon Energy Corp.                                          2,900     183,135
                                                                        --------
OIL COMPANIES-INTEGRATED - 0.9%
   ConocoPhillips                                              2,300     136,919
                                                                        --------
OIL-FIELD SERVICES - 0.8%
   Superior Energy Services*                                   4,700     123,422
                                                                        --------
PHARMACY SERVICES - 1.1%
   Medco Health Solutions, Inc.*                               2,900     174,319
                                                                        --------
RETAIL-APPAREL/SHOE - 1.5%
   Ann Taylor Stores Corp.*                                    5,600     234,416
                                                                        --------
RETAIL-DISCOUNT - 2.8%
   Dollar Tree Stores, Inc.*                                   7,000     216,720
   Wal-Mart Stores, Inc.                                       4,500     221,940
                                                                        --------
                                                                         438,660
                                                                        --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      NUMBER OF
                                                       SHARES        VALUE
-----------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORES - 1.5%
   JC Penney Co., Inc.                                   3,500    $   239,365
                                                                  -----------
RETAIL-OFFICE SUPPLIES - 1.2%
   Staples, Inc.                                         7,800        189,774
                                                                  -----------
RETAIL-REGIONAL DEPARTMENT STORES - 2.9%
   Federated Department Stores, Inc.                     4,400        190,124
                                                                  -----------
   Kohl's Corp.*                                         3,900        253,188
                                                                  -----------
                                                                      443,312
                                                                  -----------
RETAIL-RESTAURANTS - 1.1%
   McDonald's Corp.                                      4,300        168,216
                                                                  -----------
STEEL-PRODUCERS - 1.3%
   Nucor Corp.                                           4,200        207,858
                                                                  -----------
TELEPHONE-INTEGRATED - 1.4%
   Level 3 Communications, Inc.*                        39,600        211,860
                                                                  -----------
TOBACCO - 1.1%
   Altria Group, Inc.                                    2,200        168,410
                                                                  -----------
TOYS - 1.4%
   Mattel, Inc.                                         10,700        210,790
                                                                  -----------
TRANSPORT-RAIL - 1.7%
   CSX Corp.                                             8,000        262,640
                                                                  -----------
TRANSPORT-SERVICES - 1.3%
   United Parcel Service, Inc. Cl. B                     2,800        201,432
                                                                  -----------
WEB PORTALS/ISP - 0.8%
   Google, Inc. Cl. A*                                     300        120,570
                                                                  -----------
WIRELESS EQUIPMENT - 2.5%
   Motorola, Inc.                                        9,900        247,500
   QUALCOMM, Inc.                                        3,800        138,130
                                                                  -----------
                                                                      385,630
-----------------------------------------------------------------------------
Total Common Stock (Cost: $13,766,681)                             15,400,149
-----------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT
-----------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.6%
TIME DEPOSIT - 0.6%
   Brown Brothers Harriman & Co.
   4.630%, 10/01/06
   (Cost: $94,880)                                     $94,880         94,880
-----------------------------------------------------------------------------
Total Investments - 99.9% (Cost: $13,861,561)                      15,495,029
-----------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 0.1%                           16,297
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $15,511,326
-----------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                     PERCENT OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Consumer, Non-cyclical                                                  24.4%
Technology                                                              22.0
Industrial                                                              16.5
Consumer, Cyclical                                                      15.5
Communications                                                          10.5
Financial                                                                4.2
Energy                                                                   3.8
Basic Materials                                                          2.4
Short Term Investments                                                   0.6
--------------------------------------------------------------------------------
Total Investments                                                       99.9%
--------------------------------------------------------------------------------
Other assets in excess of liabilities                                    0.1
--------------------------------------------------------------------------------
Net Assets                                                             100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC MID CAP GROWTH FUND

MANAGEMENT TEAM: JANE EDMONDSON, Portfolio Manager; MARK P. ROEMER, Portfolio Manager

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in stocks of mid-sized U.S. companies. Generally, mid-sized companies are those within the capitalization range of the Russell Midcap Growth Index, as measured at time of purchase.

MARKET OVERVIEW: Following strong gains in the first quarter of the year, prices of U.S. mid-cap growth stocks declined during the six months ended September 30, 2006. Losses were concentrated in the spring and early summer when the following concerns eclipsed robust corporate earnings growth:

     - Fears that rising inflation would lead the Federal Reserve to continue raising short-term interest rates, as it had been doing since June 2004

     - Ongoing signs of softening in the housing market, including a record number of unsold homes on the market in June

     - Continued high price of oil, which hit an all-time high of $78.40 a barrel in mid-July in response to military conflict in the Middle East

The investment landscape brightened considerably toward the end of the period. The Fed held the target funds rate steady at its August and September meetings, citing cooling in the economy. The price of oil tumbled approximately 20% due to easing geopolitical tensions, a mild Atlantic hurricane season and brimming U.S. energy stockpiles. Gasoline prices also declined, sparking a rebound in consumer confidence after the nine-month low reached in August.

PERFORMANCE: From April 1 through September 30, 2006, the Fund's Class I shares declined 5.22% and the Russell Midcap Growth Index fell 3.85%.

PORTFOLIO SPECIFICS: The Fund's underperformance was driven by stock selection, which was weakest in the financials and materials sectors. In financials, the portfolio's below-index exposure to real estate investment trusts (REITs) was unfavorable. REITs are sensitive to interest rates and performed well as inflation expectations moderated over the course of the period and bond yields fell. In materials, Eagle Materials, a manufacturer of construction products, was a notable detractor. The company lowered its 2007 earnings forecast, citing the decline in housing starts.

On the plus side, stock selection in the consumer discretionary and industrials sectors had a major, positive impact on relative results. The Fund's top-performing holdings included Limited Brands, a retailer of apparel and personal care products that experienced improved profitability in its Express segment; Office Depot, an office supplies retailer which is implementing cost-saving programs to help fuel margin expansion; and CSX Corp., a railroad company that announced a $500 million share buyback program.

The Fund remained well diversified throughout the period. As of September 30, the largest overweight versus the index was in industrials (+5.1%), and the largest underweight was in the consumer discretionary sector (-5.4%).

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell Midcap Growth Index in both up and down markets.

By applying our disciplined, bottom-up approach in all investment environments, we believe the Fund will generate consistently strong returns over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC MID CAP GROWTH FUND CLASS I AND II SHARES WITH THE RUSSELL MIDCAP GROWTH INDEX.

                                     [CHART]

             U.S. SYSTEMATIC MID CAP GROWTH FUND
                        CLASS I SHARES             RUSSELL MIDCAP GROWTH INDEX
------------------------------------------------------------------------------
 2/27/2004               $250,000                            $250,000
 2/29/2004               $250,000                            $250,000
 3/31/2004               $247,250                            $249,500
 4/30/2004               $231,995                            $242,439
 5/31/2004               $238,491                            $248,161
 6/30/2004               $246,241                            $252,106
 7/31/2004               $229,990                            $235,392
 8/30/2004               $223,481                            $232,496
 9/30/2004               $237,225                            $241,192
10/31/2004               $240,214                            $249,368
11/30/2004               $259,215                            $262,236
12/31/2004               $269,713                            $274,823
 1/31/2005               $263,213                            $267,458
 2/28/2005               $272,452                            $274,224
 3/31/2005               $267,193                            $270,221
 4/30/2005               $251,696                            $259,520
 5/31/2005               $267,201                            $274,339
 6/30/2005               $277,194                            $279,441
 7/31/2005               $298,926                            $295,733
 8/31/2005               $299,434                            $293,899
 9/30/2005               $302,429                            $297,690
10/31/2005               $293,416                            $288,938
11/30/2005               $306,855                            $304,628
12/31/2005               $309,708                            $307,979
 1/31/2006               $330,242                            $326,427
 2/28/2006               $328,690                            $322,411
 3/31/2006               $338,583                            $331,407
 4/30/2006               $341,191                            $332,799
 5/31/2006               $323,517                            $317,124
 6/30/2006               $319,861                            $315,824
 7/31/2006               $307,131                            $304,517
 8/31/2006               $312,321                            $311,521
 9/30/2006               $320,910                            $318,624

Annualized Total Returns As of 9/30/06

                                                        1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. Systematic Mid Cap
Growth Fund Class I                                      6.20%        10.13%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                              7.03%         9.82%
--------------------------------------------------------------------------------

                                     [CHART]

             U.S. SYSTEMATIC MID CAP GROWTH FUND
                        CLASS II SHARES            RUSSELL MIDCAP GROWTH INDEX
------------------------------------------------------------------------------
 2/27/2004               $250,000.00                       $250,000.00
 2/29/2004               $250,000.00                       $250,000.00
 3/31/2004               $247,250.00                       $249,500.00
 4/30/2004               $231,994.68                       $242,439.15
 5/31/2004               $238,490.53                       $248,160.71
 6/30/2004               $246,241.47                       $252,106.47
 7/31/2004               $229,989.53                       $235,391.81
 8/30/2004               $223,480.83                       $232,496.49
 9/30/2004               $237,224.90                       $241,191.86
10/31/2004               $240,213.93                       $249,368.26
11/30/2004               $259,214.85                       $262,235.67
12/31/2004               $269,713.06                       $274,822.98
 1/31/2005               $263,212.97                       $267,457.72
 2/28/2005               $272,451.75                       $274,224.40
 3/31/2005               $267,193.43                       $270,220.73
 4/30/2005               $251,696.21                       $259,519.99
 5/31/2005               $267,200.70                       $274,338.58
 6/30/2005               $277,194.00                       $279,441.27
 7/31/2005               $298,926.01                       $295,732.70
 8/31/2005               $299,434.19                       $293,899.16
 9/30/2005               $302,428.53                       $297,690.46
10/31/2005               $293,416.16                       $288,938.36
11/30/2005               $307,353.42                       $304,627.71
12/31/2005               $309,965.93                       $307,978.62
 1/31/2006               $331,012.61                       $326,426.53
 2/28/2006               $329,456.86                       $322,411.49
 3/31/2006               $339,604.13                       $331,406.77
 4/30/2006               $342,219.08                       $332,798.68
 5/31/2006               $324,286.80                       $317,123.86
 6/30/2006               $320,914.22                       $315,823.65
 7/31/2006               $308,173.92                       $304,517.16
 8/31/2006               $313,382.06                       $311,521.06
 9/30/2006               $322,219.44                       $318,623.74

Annualized Total Returns As of 9/30/2006

                                                        1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
U.S. Systematic MidCap
Growth Fund Class II                                     6.64%        10.36%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                              8.80%         9.82%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL MIDCAP GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I SHARES WERE FIRST AVAILABLE ON FEBRUARY 27, 2004 AND CLASS II SHARES ON SEPTEMBER 30, 2005. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFOMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT.

IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL MIDCAP GROWTH INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE SMALLEST 800 STOCKS IN THE RUSSELL 1000 INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET CAPITALIZATION OF THE INDEX. RUSSELL GROWTH INDEXES MEASURE THE PERFORMANCE OF THOSE COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 98.9%
AIRLINES - 2.9%
   AMR Corp.*                                              17,200     $  398,008
   Continental Airlines, Inc. Cl. B*                       12,800        362,368
                                                                      ----------
                                                                         760,376
                                                                      ----------
APPLICATIONS SOFTWARE - 1.5%
   Compuware Corp.*                                        49,500        385,605
                                                                      ----------
ATHLETIC FOOTWEAR - 1.0%
   Nike, Inc. Cl. B                                         3,100        271,622
                                                                      ----------
BEVERAGES-NON-ALCOHOLIC - 0.7%
   Hansen Natural Corp.*                                    5,200        168,896
                                                                      ----------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.5%
   Eagle Materials, Inc.                                    7,600        255,968
   Martin Marietta Materials, Inc.                          1,600        135,392
                                                                      ----------
                                                                         391,360
                                                                      ----------
BUILDING PRODUCTS-WOOD - 1.1%
   Masco Corp.                                             10,800        296,136
                                                                      ----------
BUILDING-MAINTENANCE & SERVICE - 1.2%
   Rollins, Inc.                                           15,200        320,872
                                                                      ----------
CABLE TV - 1.3%
   Cablevision Systems Cl. A                               14,400        327,024
                                                                      ----------
CELLULAR TELECOMMUNICATIONS - 0.9%
   Leap Wireless International, Inc.*                       4,800        232,752
                                                                      ----------
COMMERCIAL BANKS-SOUTHERN US - 1.1%
   Synovus Financial Corp.                                  9,500        279,015
                                                                      ----------
COMMERCIAL SERVICES-FINANCE - 1.3%
   Equifax, Inc.                                            9,200        337,732
                                                                      ----------
COMPUTER SERVICES - 1.6%
   Electronic Data Systems Corp.                           17,300        424,196
                                                                      ----------
CONSULTING SERVICES - 1.7%
   Corporate Executive Board Co.                            4,900        440,559
                                                                      ----------
COSMETICS & TOILETRIES - 1.6%
   Estee Lauder Cos., Inc. Cl. A                           10,100        407,333
                                                                      ----------
DATA PROCESSING/MANAGEMENT - 2.5%
   CSG Systems International, Inc.*                         9,800        259,014
   Dun & Bradstreet Corp.*                                  5,300        397,447
                                                                      ----------
                                                                         656,461
                                                                      ----------
DISTRIBUTION/WHOLESALE - 1.4%
   Genuine Parts Co.                                        8,600        370,918
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 4.3%
   Dover Corp.                                              8,600        407,984
   ITT Corp.                                                3,100        158,937
   Parker-Hannifin Corp.                                    3,200        248,736
   Teleflex, Inc.                                           5,300        294,892
                                                                      ----------
                                                                       1,110,549
                                                                      ----------
DIVERSIFIED OPERATIONS - 1.5%
   Leucadia National Corp.                                 14,400        376,848
                                                                      ----------
E-COMMERCE/PRODUCTS - 1.4%
   Emdeon Corp.*                                           31,200        365,352
                                                                      ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 6.5%
   Advanced Micro Devices, Inc.*                           14,900        370,265
   Intersil Corp. Cl. A                                     4,500        110,475
   LSI Logic Corp.*                                        34,200        281,124
   MEMC Electronic Materials, Inc.*                        10,800        395,604
   Micron Technology, Inc.*                                30,000        522,000
                                                                      ----------
                                                                       1,679,468
                                                                      ----------
ELECTRONIC CONNECTORS - 1.4%
   Thomas & Betts Corp.*                                    7,700     $  367,367
                                                                      ----------
ELECTRONIC MEASURE INSTRUMENTS - 2.2%
   Agilent Technologies, Inc.*                             11,700        382,473
   Tektronix, Inc.                                          6,800        196,724
                                                                      ----------
                                                                         579,197
                                                                      ----------
ELECTRONICS-MILITARY - 1.2%
   L-3 Communications Holdings, Inc.                        4,000        313,320
                                                                      ----------
FINANCE-COMMERCIAL - 0.5%
   CIT Group, Inc.                                          2,600        126,438
                                                                      ----------
FOOD-MISCELLANEOUS/DIVERSIFIED - 1.6%
   HJ Heinz Co.                                             9,600        402,528
                                                                      ----------
FUNERAL SERVICES & RELATED ITEMS - 0.5%
   Service Corp. International                             14,800        138,232
                                                                      ----------
HUMAN RESOURCES - 0.5%
   Hewitt Associates, Inc. Cl. A*                           5,000        121,300
                                                                      ----------
INDEPENDENT POWER PRODUCER - 1.2%
   Mirant Corp.*                                           11,200        305,872
                                                                      ----------
INSTRUMENTS-CONTROLS - 1.1%
   Mettler Toledo International*                            4,300        284,445
                                                                      ----------
INSTRUMENTS-SCIENTIFIC - 0.7%
   PerkinElmer, Inc.                                        9,600        181,728
                                                                      ----------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 1.5%
   Franklin Resources, Inc.                                 3,700        391,275
                                                                      ----------
LIFE/HEALTH INSURANCE - 1.3%
   Cigna Corp.*                                             2,900        337,328
                                                                      ----------
MEDICAL INFORMATION SYSTEMS - 0.6%
   IMS Health, Inc.                                         5,500        146,520
                                                                      ----------
MEDICAL LABS & TESTING SERVICES - 1.6%
   Laboratory Corp. of America Holdings*                    6,500        426,205
                                                                      ----------
MEDICAL PRODUCTS - 0.5%
   Zimmer Holdings, Inc.*                                   1,800        121,500
                                                                      ----------
MEDICAL-BIOMEDICAL/GENETICS - 1.8%
   Celgene Corp.*                                           5,600        242,480
   Vertex Pharmaceutical, Inc.*                             6,500        218,725
                                                                      ----------
                                                                         461,205
                                                                      ----------
MEDICAL-DRUGS - 1.6%
   Forest Laboratories, Inc. Cl. A*                         8,300        420,063
                                                                      ----------
MEDICAL-GENERIC DRUGS - 1.1%
   Mylan Laboratories, Inc.                                14,000        281,820
                                                                      ----------
MEDICAL-HMO - 2.8%
   Coventry Health Care, Inc.*                              3,925        202,216
   Health Net, Inc.*                                        5,900        256,768
   Humana, Inc.*                                            4,200        277,578
                                                                      ----------
                                                                         736,562
                                                                      ----------
MEDICAL-HOSPITALS - 0.9%
   Universal Health Services, Inc. Cl. B                    4,100        245,713
                                                                      ----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 0.4%
   Lincare Holdings, Inc.*                                  2,800         96,992
                                                                      ----------
METAL-COPPER - 1.1%
   Phelps Dodge Corp.                                       3,300        279,510
                                                                      ----------
MULTI-LINE INSURANCE - 2.3%
   Assurant, Inc.                                           6,300        336,483
   CNA Financial Corp.*                                     7,200        259,344
                                                                      ----------
                                                                         595,827
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER OF
                                                           SHARES        VALUE
--------------------------------------------------------------------------------
NON-FERROUS METALS - 0.5%
   Titanium Metals Corp.*                                   4,700     $  118,816
                                                                      ----------
OIL & GAS DRILLING - 4.0%
   Diamond Offshore Drilling, Inc.                          2,000        144,740
   ENSCO International, Inc.                                9,900        433,917
   Pride International, Inc.*                               6,600        180,972
   Rowan Cos., Inc.                                         9,100        287,833
                                                                      ----------
                                                                       1,047,462
                                                                      ----------
OIL FIELD MACHINERY & EQUIPMENT - 0.8%
   Grant Prideco, Inc.*                                     5,600        212,968
                                                                      ----------
OIL-FIELD SERVICES - 3.0%
   Helix Energy Solutions Group*                            3,500        116,900
   Superior Energy Services*                               13,200        346,632
   Tidewater, Inc.                                          7,100        313,749
                                                                      ----------
                                                                         777,281
                                                                      ----------
PAPER & RELATED PRODUCTS - 0.8%
   Temple-Inland, Inc.                                      4,900        196,490
                                                                      ----------
PRIVATE CORRECTIONS - 1.4%
   Corrections Corp. of America*                            8,100        350,325
                                                                      ----------
PROPERTY/CASUALTY INSURANCE - 1.6%
   WR Berkley Corp.                                        11,675        413,178
                                                                      ----------
REAL ESTATE MANAGEMENT/SERVICES - 1.1%
   CB Richard Ellis Group, Inc. Cl. A*                     11,700        287,820
                                                                      ----------
RETAIL-APPAREL/SHOE - 3.0%
   Claires Stores, Inc.                                     8,500        247,860
   Ltd. Brands, Inc.                                        8,800        233,112
   Nordstrom, Inc.                                          6,800        287,640
                                                                      ----------
                                                                         768,612
                                                                      ----------
RETAIL-AUTO PARTS - 0.8%
   Autozone, Inc.*                                          2,000        206,600
                                                                      ----------
RETAIL-BEDDING - 0.6%
   Bed Bath & Beyond, Inc.*                                 4,000        153,040
                                                                      ----------
RETAIL-OFFICE SUPPLIES - 0.9%
   Office Depot, Inc.*                                      5,800        230,260
                                                                      ----------
RETAIL-RESTAURANTS - 2.0%
   Applebee's International, Inc.                           8,600        184,986
   Brinker International, Inc.                              3,200        128,288
   CBRL Group, Inc.                                         4,900        198,107
                                                                      ----------
                                                                         511,381
                                                                      ----------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 0.9%
   Atmel Corp.*                                            36,500        220,460
                                                                      ----------
SEMICONDUCTOR EQUIPMENT - 1.2%
   Lam Research Corp.*                                      6,700        303,711
                                                                      ----------
STEEL-PRODUCERS - 1.9%
   Nucor Corp.                                              6,000        296,940
   Steel Dynamics, Inc.                                     3,700        186,665
                                                                      ----------
                                                                         483,605
                                                                      ----------
TELEPHONE-INTEGRATED - 1.9%
   Level 3 Communications, Inc.*                           91,800        491,130
                                                                      ----------
TELEVISION - 1.4%
   CBS Corp. Cl. B                                         13,300        374,661
                                                                      ----------
THERAPEUTICS - 0.9%
   Amylin Pharmaceuticals, Inc.*                            5,000        220,350
                                                                      ----------
TOOLS-HAND HELD - 1.5%
   Black & Decker Corp.                                     5,000        396,750
                                                                      ----------
TOYS - 1.9%
   Mattel, Inc.                                            24,800     $  488,560
                                                                      ----------
TRANSPORT-RAIL - 1.4%
   CSX Corp.                                               10,900        357,847
--------------------------------------------------------------------------------
Total Common Stock (Cost: $24,858,821)                                25,575,328
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.2%
TIME DEPOSIT - 1.2%
   JP Morgan Grand Cayman
      4.630%, 10/02/06 (Cost: $295,875)                   $295,875      295,875
-------------------------------------------------------------------------------
Total Investments - 100.1% (Cost: $25,154,696)                       25,871,203
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (0.1%)                          (16,682)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $25,854,521
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                   PERCENTAGE OF
SECTOR                                                              NET ASSETS
--------------------------------------------------------------------------------
Consumer, Non-cyclical                                                 22.0%
Industrial                                                             16.5
Technology                                                             14.8
Consumer, Cyclical                                                     14.5
Financial                                                               9.4
Energy                                                                  7.9
Communications                                                          6.9
Basic Materials                                                         4.2
Diversified                                                             1.5
Utilities                                                               1.2
Short Term Investments                                                  1.2
--------------------------------------------------------------------------------
Total Investments                                                     100.1%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                  (0.1)
--------------------------------------------------------------------------------
Net Assets                                                            100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. CONVERTIBLE FUND

MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Analyst; JOANNA WILLARS, Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

MARKET OVERVIEW: The Merrill Lynch All Convertibles, All Qualities Index advanced 2.02% from April 1 through September 30, 2006, adding to gains from earlier in the year. The S&P 500 Index rose 4.14% and the NASDAQ Composite Index fell 3.48%.

Like U.S. equities, prices of convertibles were volatile in the first several months of the period. Market gains and losses were linked to speculation about when the Federal Reserve would end the monetary tightening cycle. However, convertibles found their footing as the summer progressed, benefiting from the broad, positive move in the U.S. equity market. Stocks rallied in response to the Fed's decision to hold interest rates steady at its August and September meetings, a retreat in oil prices and continued strength in corporate profits.

Larger-cap convertibles outperformed small caps, and "busted," or bond-like, issues outperformed total return and more equity-sensitive convertibles. Telecommunications was the best-performing industry, supported by improving fundamentals, while energy was the worst due to declining oil prices. Redemptions outpaced new issuance, as the solid equity returns of the past three years, and low interest rates, continued to drive calls, redemptions and tenders.

PERFORMANCE: During the six months ended September 30, 2006, the Fund's Class I shares gained 0.95% and the Merrill Lynch All Convertibles, All Qualities Index rose 2.02%.

PORTFOLIO SPECIFICS: The Fund was negatively impacted by positions in cyclical, industrial companies, which lagged on signs that the economy was entering a more mature phase of growth. The semiconductor industry was another weak area for the portfolio due to rising inventory levels and fears of a slowdown in earnings. Given the drop in oil prices, holdings in energy equipment and services companies also moved lower on profit concerns.

On the plus side, a number of our insurance positions advanced on lower-than-expected catastrophe losses and healthy earnings. Select consumer names rose due to impressive same-store-sales and continued improvement in operating trends. Robust quarterly profits and investor preferences for defensive growth industries drove gains in several of our health care holdings.

As of September 30, 2006, the Fund's conversion premium was 20%, compared to the market's premium of 35%. The Fund continues to be well-positioned to participate in the upside of an improving economic environment, while not sacrificing downside protection.

MARKET OUTLOOK: We believe convertible securities remain a compelling asset class. Although there are potential risks to the U.S. equity market, such as a further slowdown in housing, the economy is healthy, corporate balance sheets are solid and defaults are low. Other possible catalysts for equities are better-than-expected corporate earnings and a lack of additional rate increases from the Fed that would extend the tightening cycle.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of identifying the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. CONVERTIBLE FUND CLASS I AND II SHARES WITH THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX.

                                     [CHART]

                 U.S.
             CONVERTIBLE     MERRILL LYNCH
                 FUND       ALL CONVERTIBLES
               CLASS I       ALL QUALITIES
                SHARES          INDEX
             -----------   ----------------
 4/19/1993    $  250,000       $250,000
 4/30/1993    $  255,000       $248,560
 5/31/1993    $  265,200       $254,242
 6/30/1993    $  273,686       $255,910
 7/31/1993    $  276,286       $256,862
 8/31/1993    $  292,366       $264,098
 9/30/1993    $  297,658       $266,712
10/31/1993    $  305,367       $273,263
11/30/1993    $  298,466       $269,481
12/31/1993    $  307,599       $273,588
 1/31/1994    $  318,058       $280,728
 2/28/1994    $  314,495       $277,174
 3/31/1994    $  300,437       $265,724
 4/30/1994    $  297,974       $260,511
 5/31/1994    $  295,054       $260,430
 6/30/1994    $  286,733       $257,487
 7/31/1994    $  290,575       $262,057
 8/31/1994    $  296,242       $268,834
 9/30/1994    $  292,805       $265,401
10/31/1994    $  292,337       $266,335
11/30/1994    $  283,625       $258,202
12/31/1994    $  284,249       $257,169
 1/31/1995    $  282,288       $259,015
 2/28/1995    $  285,986       $267,112
 3/31/1995    $  294,394       $274,364
 4/30/1995    $  297,868       $280,087
 5/31/1995    $  303,587       $287,821
 6/30/1995    $  315,214       $297,644
 7/31/1995    $  330,029       $307,710
 8/31/1995    $  335,309       $312,218
 9/30/1995    $  343,089       $316,280
10/31/1995    $  337,496       $307,681
11/30/1995    $  344,584       $319,483
12/31/1995    $  347,547       $320,665
 1/31/1996    $  357,278       $330,551
 2/29/1996    $  367,247       $338,015
 3/31/1996    $  372,976       $341,544
 4/30/1996    $  383,046       $347,893
 5/31/1996    $  394,920       $355,582
 6/30/1996    $  386,153       $350,316
 7/31/1996    $  365,339       $335,392
 8/31/1996    $  387,735       $348,328
 9/30/1996    $  406,075       $357,918
10/31/1996    $  406,603       $362,234
11/30/1996    $  417,256       $374,474
12/31/1996    $  420,594       $371,722
 1/31/1997    $  436,702       $382,554
 2/28/1997    $  430,763       $381,127
 3/31/1997    $  426,585       $372,948
 4/30/1997    $  431,448       $376,338
 5/31/1997    $  453,667       $395,430
 6/30/1997    $  471,723       $407,834
 7/31/1997    $  500,687       $431,117
 8/31/1997    $  494,378       $428,781
 9/30/1997    $  518,554       $448,603
10/31/1997    $  508,183       $439,963
11/30/1997    $  509,656       $440,148
12/31/1997    $  518,626       $444,453
 1/31/1998    $  513,544       $445,822
 2/28/1998    $  537,783       $465,562
 3/31/1998    $  562,198       $482,677
 4/30/1998    $  568,832       $485,708
 5/31/1998    $  555,863       $474,978
 6/30/1998    $  577,597       $478,987
 7/31/1998    $  581,756       $471,381
 8/31/1998    $  497,692       $417,219
 9/30/1998    $  525,712       $425,547
10/31/1998    $  537,173       $436,539
11/30/1998    $  571,176       $457,392
12/31/1998    $  630,407       $484,154
 1/31/1999    $  667,790       $508,038
 2/28/1999    $  634,801       $490,287
 3/31/1999    $  674,349       $510,575
 4/30/1999    $  695,658       $531,299
 5/31/1999    $  684,389       $528,616
 6/30/1999    $  717,103       $548,101
 7/31/1999    $  695,733       $544,599
 8/31/1999    $  701,090       $537,737
 9/30/1999    $  704,245       $541,275
10/31/1999    $  749,105       $562,493
11/30/1999    $  817,049       $595,072
12/31/1999    $  955,212       $675,681
 1/31/2000    $  960,657       $675,519
 2/29/2000    $1,122,047       $732,350
 3/31/2000    $1,073,463       $731,310
 4/30/2000    $1,003,043       $680,879
 5/31/2000    $  938,949       $651,390
 6/30/2000    $1,009,558       $684,924
 7/31/2000    $  970,185       $664,602
 8/31/2000    $1,070,502       $715,650
 9/30/2000    $1,069,753       $692,299
10/31/2000    $1,014,019       $665,216
11/30/2000    $  865,972       $585,703
12/31/2000    $  920,269       $608,123
 1/31/2001    $  950,269       $645,949
 2/28/2001    $  856,763       $597,438
 3/31/2001    $  803,986       $571,575
 4/30/2001    $  849,492       $609,933
 5/31/2001    $  834,881       $606,127
 6/30/2001    $  815,344       $596,562
 7/31/2001    $  785,910       $587,978
 8/31/2001    $  763,433       $577,600
 9/30/2001    $  716,253       $543,135
10/31/2001    $  732,870       $554,302
11/30/2001    $  757,641       $569,135
12/31/2001    $  766,051       $581,087
 1/31/2002    $  754,254       $571,906
 2/28/2002    $  742,488       $555,689
 3/31/2002    $  767,658       $575,639
 4/30/2002    $  759,060       $567,230
 5/31/2002    $  750,103       $562,278
 6/30/2002    $  707,422       $531,803
 7/31/2002    $  652,668       $499,948
 8/31/2002    $  661,022       $506,157
 9/30/2002    $  644,100       $488,315
10/31/2002    $  655,500       $499,205
11/30/2002    $  676,083       $535,197
12/31/2002    $  663,373       $531,183
 1/31/2003    $  662,245       $539,735
 2/28/2003    $  655,556       $538,440
 3/31/2003    $  662,636       $547,540
 4/30/2003    $  696,298       $575,161
 5/31/2003    $  733,690       $601,917
 6/30/2003    $  738,972       $605,746
 7/31/2003    $  752,200       $607,469
 8/31/2003    $  765,815       $615,009
 9/30/2003    $  768,112       $622,600
10/31/2003    $  817,194       $644,944
11/30/2003    $  835,091       $655,459
12/31/2003    $  850,707       $675,411
 1/31/2004    $  883,629       $695,901
 2/29/2004    $  884,778       $701,407
 3/31/2004    $  889,025       $704,027
 4/30/2004    $  870,533       $687,053
 5/31/2004    $  875,495       $688,814
 6/30/2004    $  893,093       $700,003
 7/31/2004    $  860,674       $681,136
 8/30/2004    $  849,055       $682,504
 9/30/2004    $  879,111       $694,209
10/31/2004    $  872,518       $697,293
11/30/2004    $  922,949       $722,648
12/31/2004    $  953,037       $740,330
 1/31/2005    $  941,124       $724,129
 2/28/2005    $  953,453       $722,424
 3/31/2005    $  929,998       $705,743
 4/30/2005    $  902,656       $682,453
 5/31/2005    $  928,743       $699,992
 6/30/2005    $  958,184       $714,762
 7/31/2005    $  993,158       $737,563
 8/31/2005    $  992,363       $737,047
 9/30/2005    $1,005,264       $744,343
10/31/2005    $  986,365       $728,563
11/30/2005    $1,013,096       $741,823
12/31/2005    $1,021,403       $747,758
 1/31/2006    $1,065,528       $778,565
 2/28/2006    $1,066,806       $776,775
 3/31/2006    $1,089,316       $787,572
 4/30/2006    $1,107,943       $794,266
 5/31/2006    $1,076,034       $781,876
 6/30/2006    $1,072,053       $781,719
 7/31/2006    $1,069,373       $783,517
 8/31/2006    $1,082,740       $794,095
 9/30/2006    $1,099,631       $803,544

Annualized Total Returns As of 9/30/2006

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Convertible Fund Class I                         9.40%    8.95%      10.47%
--------------------------------------------------------------------------------
Merrill Lynch All Convertibles
All Qualities Index                                   7.94%    8.15%       8.42
--------------------------------------------------------------------------------

                                     [CHART]

                   U.S.           MERRILL LYNCH
             CONVERTIBLE FUND   ALL CONVERTIBLES
                 CLASS II         ALL QUALITIES
                  SHARES              INDEX
------------------------------------------------
 4/19/1993     $  250,000.00      $250,000.00
 4/30/1993     $  255,000.00      $248,560.00
 5/31/1993     $  265,200.00      $254,242.08
 6/30/1993     $  273,686.40      $255,909.91
 7/31/1993     $  276,286.42      $256,861.89
 8/31/1993     $  292,366.29      $264,097.69
 9/30/1993     $  297,658.12      $266,712.26
10/31/1993     $  305,367.47      $273,262.71
11/30/1993     $  298,466.16      $269,480.76
12/31/1993     $  307,599.23      $273,587.65
 1/31/1994     $  318,057.60      $280,728.28
 2/28/1994     $  314,495.35      $277,174.26
 3/31/1994     $  300,437.41      $265,724.19
 4/30/1994     $  297,973.82      $260,510.69
 5/31/1994     $  295,053.68      $260,429.93
 6/30/1994     $  286,733.17      $257,487.07
 7/31/1994     $  290,575.39      $262,057.46
 8/31/1994     $  296,241.61      $268,834.27
 9/30/1994     $  292,805.21      $265,401.26
10/31/1994     $  292,336.72      $266,335.47
11/30/1994     $  283,625.09      $258,201.58
12/31/1994     $  284,249.06      $257,168.78
 1/31/1995     $  282,287.74      $259,015.25
 2/28/1995     $  285,985.71      $267,112.07
 3/31/1995     $  294,393.69      $274,364.16
 4/30/1995     $  297,867.54      $280,087.39
 5/31/1995     $  303,586.60      $287,820.61
 6/30/1995     $  315,213.96      $297,643.93
 7/31/1995     $  330,029.02      $307,710.24
 8/31/1995     $  335,309.48      $312,218.20
 9/30/1995     $  343,088.66      $316,280.16
10/31/1995     $  337,496.32      $307,680.50
11/30/1995     $  344,583.74      $319,483.12
12/31/1995     $  347,547.16      $320,665.21
 1/31/1996     $  357,278.48      $330,551.32
 2/29/1996     $  367,246.55      $338,015.17
 3/31/1996     $  372,975.60      $341,544.05
 4/30/1996     $  383,045.94      $347,893.35
 5/31/1996     $  394,920.36      $355,581.79
 6/30/1996     $  386,153.13      $350,315.63
 7/31/1996     $  365,339.48      $335,392.18
 8/31/1996     $  387,734.79      $348,328.26
 9/30/1996     $  406,074.64      $357,917.73
10/31/1996     $  406,602.54      $362,234.22
11/30/1996     $  417,255.52      $374,474.12
12/31/1996     $  420,593.57      $371,721.73
 1/31/1997     $  436,702.30      $382,553.70
 2/28/1997     $  430,763.15      $381,126.78
 3/31/1997     $  426,584.75      $372,947.80
 4/30/1997     $  431,447.81      $376,337.89
 5/31/1997     $  453,667.38      $395,429.51
 6/30/1997     $  471,723.34      $407,834.14
 7/31/1997     $  500,687.15      $431,117.39
 8/31/1997     $  494,378.49      $428,780.73
 9/30/1997     $  518,553.60      $448,603.27
10/31/1997     $  508,182.53      $439,963.17
11/30/1997     $  509,656.26      $440,147.95
12/31/1997     $  518,626.21      $444,452.60
 1/31/1998     $  513,543.67      $445,821.51
 2/28/1998     $  537,782.93      $465,562.49
 3/31/1998     $  562,198.28      $482,676.57
 4/30/1998     $  568,832.22      $485,707.77
 5/31/1998     $  555,862.84      $474,978.49
 6/30/1998     $  577,597.08      $478,987.31
 7/31/1998     $  581,755.78      $471,380.99
 8/31/1998     $  497,692.07      $417,219.31
 9/30/1998     $  525,712.13      $425,547.01
10/31/1998     $  537,172.66      $436,538.89
11/30/1998     $  571,175.69      $457,392.35
12/31/1998     $  630,406.61      $484,154.38
 1/31/1999     $  667,789.72      $508,037.72
 2/28/1999     $  634,800.91      $490,286.88
 3/31/1999     $  674,349.00      $510,574.95
 4/30/1999     $  695,658.43      $531,299.19
 5/31/1999     $  684,388.76      $528,616.13
 6/30/1999     $  717,102.55      $548,100.92
 7/31/1999     $  695,732.89      $544,598.55
 8/31/1999     $  701,090.03      $537,736.61
 9/30/1999     $  704,244.94      $541,274.92
10/31/1999     $  749,105.34      $562,492.89
11/30/1999     $  817,049.20      $595,072.48
12/31/1999     $  955,212.22      $675,681.00
 1/31/2000     $  960,656.93      $675,518.84
 2/29/2000     $1,122,047.29      $732,350.24
 3/31/2000     $1,073,462.64      $731,310.30
 4/30/2000     $1,003,043.49      $680,879.14
 5/31/2000     $  938,949.01      $651,390.26
 6/30/2000     $1,009,557.98      $684,923.84
 7/31/2000     $  970,185.22      $664,602.15
 8/31/2000     $1,070,502.37      $715,650.24
 9/30/2000     $1,069,753.02      $692,298.57
10/31/2000     $1,014,018.89      $665,215.85
11/30/2000     $  865,972.13      $585,702.60
12/31/2000     $  920,268.58      $608,123.29
 1/31/2001     $  950,269.34      $645,948.56
 2/28/2001     $  856,762.83      $597,437.83
 3/31/2001     $  803,986.24      $571,574.74
 4/30/2001     $  849,491.86      $609,933.12
 5/31/2001     $  834,880.60      $606,127.14
 6/30/2001     $  815,344.40      $596,562.45
 7/31/2001     $  785,910.47      $587,977.92
 8/31/2001     $  763,433.43      $577,600.11
 9/30/2001     $  716,253.24      $543,134.71
10/31/2001     $  732,870.32      $554,301.56
11/30/2001     $  757,641.33      $569,134.67
12/31/2001     $  766,051.15      $581,086.50
 1/31/2002     $  754,253.96      $571,905.85
 2/28/2002     $  742,487.60      $555,689.26
 3/31/2002     $  767,657.93      $575,638.51
 4/30/2002     $  759,060.16      $567,230.42
 5/31/2002     $  750,103.25      $562,278.49
 6/30/2002     $  707,422.38      $531,803.00
 7/31/2002     $  652,667.89      $499,948.00
 8/31/2002     $  661,022.03      $506,157.35
 9/30/2002     $  644,099.87      $488,315.31
10/31/2002     $  655,500.44      $499,204.74
11/30/2002     $  676,083.15      $535,197.40
12/31/2002     $  663,372.79      $531,183.42
 1/31/2003     $  662,245.05      $539,735.47
 2/28/2003     $  655,556.38      $538,440.11
 3/31/2003     $  662,636.39      $547,539.75
 4/30/2003     $  696,298.32      $575,160.51
 5/31/2003     $  733,689.54      $601,917.25
 6/30/2003     $  738,972.10      $605,746.25
 7/31/2003     $  752,199.70      $607,469.18
 8/31/2003     $  765,814.52      $615,008.89
 9/30/2003     $  768,111.96      $622,600.04
10/31/2003     $  817,194.31      $644,944.03
11/30/2003     $  835,090.87      $655,459.01
12/31/2003     $  850,707.07      $675,411.48
 1/31/2004     $  883,629.43      $695,901.41
 2/29/2004     $  884,778.15      $701,407.05
 3/31/2004     $  889,025.09      $704,027.43
 4/30/2004     $  870,533.36      $687,052.78
 5/31/2004     $  875,495.40      $688,814.28
 6/30/2004     $  893,092.86      $700,002.99
 7/31/2004     $  860,673.59      $681,135.70
 8/30/2004     $  849,054.50      $682,503.75
 9/30/2004     $  879,111.03      $694,209.34
10/31/2004     $  872,517.69      $697,292.60
11/30/2004     $  922,949.22      $722,647.86
12/31/2004     $  953,037.36      $740,329.67
 1/31/2005     $  941,124.39      $724,129.06
 2/28/2005     $  953,453.12      $722,424.13
 3/31/2005     $  929,998.18      $705,742.64
 4/30/2005     $  902,656.23      $682,453.13
 5/31/2005     $  928,743.00      $699,992.18
 6/30/2005     $  958,184.15      $714,762.01
 7/31/2005     $  993,157.87      $737,562.92
 8/31/2005     $  992,363.34      $737,046.63
 9/30/2005     $1,005,264.07      $744,343.39
10/31/2005     $  986,365.10      $728,563.31
11/30/2005     $1,013,588.78      $741,823.16
12/31/2005     $1,022,204.28      $747,757.75
 1/31/2006     $1,066,363.51      $778,565.37
 2/28/2006     $1,067,643.15      $776,774.66
 3/31/2006     $1,090,383.94      $787,571.83
 4/30/2006     $1,109,029.51      $794,266.19
 5/31/2006     $1,077,089.46      $781,875.64
 6/30/2006     $1,073,427.36      $781,719.27
 7/31/2006     $1,070,743.79      $783,517.22
 8/31/2006     $1,084,128.08      $794,094.70
 9/30/2006     $1,101,365.72      $803,544.43

Annualized Total Returns As of 9/30/06

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Convertible Fund Class II                        9.56%    8.99%     10.49%
--------------------------------------------------------------------------------
Merrill Lynch All Convertibles
All Qualities Index                                   7.94%    8.15%      8.42%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON SEPTEMBER 30, 2005. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

FOR THE PERIOD FROM THE FUND'S INCEPTION TO DECEMBER 31, 2004, PERFORMANCE IS COMPARED TO THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX. FOR THE PERIOD FROM JANUARY 1, 2005 TO PRESENT, PERFORMANCE IS COMPARED TO THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX. THE CHANGE IN BENCHMARKS WAS PROMPTED BY THE RETIREMENT OF THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX IN DECEMBER 2004. GOING FORWARD, THE FUND WILL COMPARE ITS PERFORMANCE TO THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX WHICH THE INVESTMENT ADVISER BELIEVES IS APPROPRIATE SINCE THE COMPOSITION OF THE FUND CLOSELY MATCHES THE COMPOSITION OF THE AS IT MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX.

THE UNMANAGED INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDE REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND - 85.2%
ADVERTISING SALES - 1.5%
   Lamar Advertising Co.
      2.875%, 12/31/10                                   $  480,000   $  570,000
                                                                      ----------
AEROSPACE/DEFENSE - 1.9%
   Lockheed Martin Corp.++
      4.310%, 08/15/33                                      540,000      686,394
                                                                      ----------
BROADCAST SERVICES/PROGRAMMING - 3.1%
   Liberty Media Corp.
      0.750%, 03/30/23                                      535,000      591,844
   Liberty Media Corp.
      3.500%, 01/15/31                                      505,000      559,919
                                                                      ----------
                                                                       1,151,763
                                                                      ----------
CELLULAR TELECOMMUNICATIONS - 2.7%
   Nextel Communications, Inc. Cl. A
      5.250%, 01/15/10                                      590,000      583,363
   NII Holdings, Inc.
      2.750%, 08/15/25                                       20,000       28,375
   NII Holdings, Inc. 144A#
      2.750%, 08/15/25                                      285,000      404,344
                                                                      ----------
                                                                       1,016,082
                                                                      ----------
COMMERCIAL SERVICES - 1.8%
   Quanta Services, Inc.
      4.500%, 10/01/23                                      220,000      359,700
   Quanta Services, Inc. 144A#
      3.750%, 04/30/26                                      275,000      286,344
                                                                      ----------
                                                                         646,044
                                                                      ----------
COMPUTER SERVICES - 1.5%
   Electronic Data Systems Corp.
      3.875%, 07/15/23                                      560,000      566,300
                                                                      ----------
COMPUTERS - 1.8%
   Hewlett-Packard Co.
      0.000%, 10/14/17                                      945,000      655,594
                                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.7%
   Roper Industries, Inc.++
      1.481%, 01/15/34                                    1,045,000      620,469
                                                                      ----------
E-COMMERCE/PRODUCTS - 1.5%
   Priceline.com, Inc.
      0.750%, 09/30/13                                      180,000      192,150
   Priceline.com, Inc.
      2.250%, 01/15/25                                      325,000      377,406
                                                                      ----------
                                                                         569,556
                                                                      ----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.4%
   Vishay Intertechnology, Inc.
      3.625%, 08/01/23                                      525,000      530,906
                                                                      ----------
ELECTRONICS-MILITARY - 1.5%
   L-3 Communications Corp.
      3.000%, 08/01/35                                       30,000       30,675
   L-3 Communications Corp. 144A#
      3.000%, 08/01/35                                      500,000      511,250
                                                                      ----------
                                                                         541,925
                                                                      ----------
ENGINEERING/R & D SERVICES - 1.5%
   Fluor Corp.
      1.500%, 02/15/24                                      395,000      570,775
                                                                      ----------
FINANCE-CONSUMER LOANS - 1.6%
   SLM Corp.++
      4.150%, 07/25/35                                      580,000      584,292
                                                                      ----------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.8%
   Merrill Lynch & Co., Inc.
      0.000%, 03/13/32                                   $  550,000   $  645,480
                                                                      ----------
FOOTWEAR & RELATED APPAREL - 1.6%
   Skechers USA, Inc.
      4.500%, 04/15/07                                      565,000      582,656
                                                                      ----------
HOTELS & MOTELS - 1.7%
   Hilton Hotels Corp.
      3.375%, 04/15/23                                      475,000      623,437
                                                                      ----------
INSTRUMENTS-SCIENTIFIC - 1.6%
   Fisher Scientific International, Inc.
      3.250%, 03/01/24                                      510,000      596,062
                                                                      ----------
INTERNET INFRASTRUCTURE SOFTWARE - 1.0%
   Akamai Technologies, Inc.
      1.000%, 12/15/33                                      115,000      377,200
                                                                      ----------
INTERNET SECURITY - 1.5%
   Symantec Corp. 144A#
      1.000%, 06/15/13                                      460,000      565,800
                                                                      ----------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 1.6%
   BlackRock, Inc
      2.625%, 02/15/35                                      390,000      590,362
LASERS-SYSTEMS/COMPONENTS - 1.7%
   Cymer, Inc.
      3.500%, 02/15/09                                      595,000      618,056
                                                                      ----------
LIFE/HEALTH INSURANCE - 1.5%
   Prudential Financial, Inc.++
      2.410%, 11/15/35                                      565,000      562,966
                                                                      ----------
MACHINERY-ELECTRICAL - 1.1%
   Regal-Beloit Corp.
      2.750%, 03/15/24                                      235,000      405,963
                                                                      ----------
MEDICAL PRODUCTS - 1.7%
   PSS World Medical, Inc.
      2.250%, 03/15/24                                      505,000      641,981
                                                                      ----------
MEDICAL-BIOMEDICAL/GENETICS - 0.9%
   Celgene Corp.
      1.750%, 06/01/08                                       95,000      340,812
                                                                      ----------
MEDICAL-DRUGS - 3.1%
   Allergan, Inc.
      1.500%, 04/01/26                                       30,000       31,725
   Allergan, Inc. 144A#
      1.500%, 04/01/26                                      500,000      528,750
   Wyeth++
      3.320%, 01/15/24                                      520,000      569,088
                                                                      ----------
                                                                       1,129,563
                                                                      ----------
MEDICAL-NURSING HOMES - 1.8%
   Manor Care, Inc.++
      2.125%, 08/01/35                                      530,000      652,562
                                                                      ----------
MULTI-LINE INSURANCE - 1.8%
   American Financial Group, Inc.
      1.486%, 06/02/33                                    1,170,000      647,888
                                                                      ----------
MULTIMEDIA - 1.6%
   Walt Disney Co.
      2.125%, 04/15/23                                      520,000      587,600
                                                                      ----------
NETWORKING PRODUCTS - 1.0%
   Anixter International, Inc.
      0.000%, 07/07/33                                      450,000      386,437
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
OIL & GAS DRILLING - 1.6%
   Transocean, Inc.
      1.500%, 05/15/21                                    $540,000   $   584,550
                                                                     -----------
OIL-FIELD SERVICES - 2.7%
   Hanover Compressor Co.
      4.750%, 01/15/14                                     410,000       574,000
   Schlumberger, Ltd.
      1.500%, 06/01/23                                     240,000       416,100
                                                                     -----------
                                                                         990,100
                                                                     -----------
OPTICAL SUPPLIES - 0.6%
   Advanced Medical Optics, Inc.
      2.500%, 07/15/24                                     210,000       218,138
                                                                     -----------
PRINTING-COMMERCIAL - 1.4%
   Bowne & Co., Inc.
      5.000%, 10/01/33                                     490,000       527,362
                                                                     -----------
REAL ESTATE MANAGEMENT/SERVICES - 1.6%
   EOP Operating LP 144A#
      4.000%, 07/15/26                                     535,000       573,119
                                                                     -----------
REITS-DIVERSIFIED - 1.6%
   Digital Realty Trust LP 144A#
      4.125%, 08/15/26                                     535,000       584,153
                                                                     -----------
RETAIL-DISCOUNT - 1.7%
   TJX Cos., Inc.
      0.000%, 02/13/21                                     655,000       614,063
                                                                     -----------
RETAIL-SPORTING GOODS - 1.5%
   Dick's Sporting Goods, Inc.++
      1.606%, 02/18/24                                     645,000       552,281
                                                                     -----------
SUPER-REGIONAL BANKS-US - 1.6%
   Wells Fargo & Co.++
      4.000%, 05/01/33                                     575,000       583,798
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT - 3.3%
   CommScope, Inc.
      1.000%, 03/15/24                                     430,000       681,550
   Harris Corp.
      3.500%, 08/15/22                                     265,000       525,694
                                                                     -----------
                                                                       1,207,244
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 1.6%
   Ciena Corp.
      3.750%, 02/01/08                                     620,000       601,400
                                                                     -----------
TELECOMMUNICATIONS SERVICES - 2.7%
   Amdocs, Ltd.
      0.500%, 03/15/24                                     590,000       630,563
   Time Warner Telecom, Inc.
      2.375%, 04/01/26                                     300,000       372,750
                                                                     -----------
                                                                       1,003,313
                                                                     -----------
TELEPHONE-INTEGRATED - 3.8%
   CenturyTel, Inc.
      4.750%, 08/01/32                                     585,000       620,100
   Level 3 Communications, Inc.
      2.875%, 07/15/10                                     260,000       263,575
   Qwest Communications International, Inc.
      3.500%, 11/15/25                                     315,000       514,238
                                                                     -----------
                                                                       1,397,913
                                                                     -----------
THERAPEUTICS - 2.7%
   Amylin Pharmaceuticals, Inc.
      2.500%, 04/15/11                                    $265,000   $   395,181
   Gilead Sciences, Inc. 144A#
      0.625%, 05/01/13                                     555,000       595,237
                                                                     -----------
                                                                         990,418
                                                                     -----------
TOYS - 1.8%
   Hasbro, Inc.
      2.750%, 12/01/21                                     575,000       645,437
                                                                     -----------
TRANSACTIONAL SOFTWARE - 1.0%
   Open Solutions, Inc.
      1.467%, 02/02/35                                     605,000       384,175
                                                                     -----------
TRANSPORT-RAIL - 1.6%
   CSX Corp.
   0.000%, 10/30/21                                        510,000       608,175
                                                                     -----------
WIRELESS EQUIPMENT - 1.9%
   American Tower Corp.
      3.000%, 08/15/12                                     375,000       705,000
--------------------------------------------------------------------------------
Total Convertible Corporate Bond
(Cost: $28,200,336)                                                   31,435,564
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 13.2%
AUTO-CARS/LIGHT TRUCKS - 2.6%
   Ford Motor Co. Capital Trust II
      6.500%, 01/15/32                                      16,500       554,235
   General Motors Corp.
      6.250%, 07/15/33                                      16,915       388,538
                                                                     -----------
                                                                         942,773
                                                                     -----------
ELECTRIC-GENERATION - 1.7%
   AES Trust III
      6.750%, 10/15/29                                      12,618       617,020
                                                                     -----------
ELECTRIC-INTEGRATED - 1.6%
   Entergy Corp.
      7.625%, 02/17/09                                      11,055       601,613
                                                                     -----------
FINANCE-INVESTMENT BANKERS/BROKERS - 3.0%
   Citigroup Funding, Inc.
      0.000%, 09/27/08                                      18,345       608,137
   E*Trade Financial Corp.
      6.125%, 11/18/08                                      16,040       501,250
                                                                     -----------
                                                                       1,109,387
                                                                     -----------
FINANCIAL GUARANTEE INSURANCE - 1.4%
   PMI Group, Inc.
      5.875%, 11/15/06                                      20,770       524,443
                                                                     -----------
INDEPENDENT POWER PRODUCER - 1.3%
   NRG Energy, Inc.
      5.750%, 03/16/09                                       2,020       475,457
                                                                     -----------
MULTI-LINE INSURANCE - 1.6%
   Metlife, Inc.
      6.375%, 08/15/06                                      19,750       586,772
--------------------------------------------------------------------------------
Total Convertible Preferred Stock
(Cost: $4,257,524)                                                     4,857,465
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        PRINCIPAL
                                                          AMOUNT       VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.9%
TIME DEPOSIT - 2.9%
   Bank of America London
      4.630%, 10/02/06 (Cost: $1,078,286)              $1,078,286   $ 1,078,286
-------------------------------------------------------------------------------
Total Investments - 101.3% (Cost: $33,536,146)                       37,371,315
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (1.3%)                         (495,323)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $36,875,992
-------------------------------------------------------------------------------

# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXSIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2006 WAS $4,048,997 OR 10.98% OF NET ASSETS.

++ THE COUPON RATE SHOWN ON FLOATING RATE SECURITIES REPRESENTS THE RATE AT SEPTEMBER 30, 2006.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Communications                                                           27.5%
Financial                                                                18.9
Consumer, Non-cyclical                                                   14.0
Industrial                                                               14.0
Consumer, Cyclical                                                       10.7
Utilities                                                                 4.6
Technology                                                                4.4
Energy                                                                    4.3
Short Term Investments                                                    2.9
--------------------------------------------------------------------------------
Total Investments                                                       101.3%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                    (1.3)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL SELECT FUND

MANAGEMENT TEAM: NICHOLAS MELHUISH, Portfolio Manager; PEDRO V. MARCAL, Portfolio Manager; CHRISTOPHER A. HERRERA, Portfolio Manager; FLORA KIM, Analyst; ALAN TRICE, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the "best of the best" globally.

MARKET OVERVIEW: Global equity markets posted solid gains from April 1 through September 30, 2006, adding to increases from earlier in the year. The environment was volatile, with equities rising in April, declining in May and regaining their footing over the summer. A drop in the price of oil and a "pause" in U.S. monetary tightening contributed to the rally. Many of the world's central banks continued to raise interest rates, however.

In the United States, the S&P 500 Index rose 4.14%. After seventeen consecutive increases, the Federal Reserve held short-term interest rates steady at its August and September meetings amid signs that U.S. economic growth was moderating. Corporate profits remained strong, with S&P 500 companies generating second quarter earnings growth of 16.3% -- the twelfth successive quarter of double-digit expansion.

Equities in non-U.S. developed countries advanced 4.97%, as measured by the MSCI EAFE Index. European markets turned in the best results, supported by strong economic and earnings growth and a thriving market for mergers and acquisitions. Stocks in developing nations retrenched following impressive gains earlier in the year. The MSCI EM Index eked out a 0.53% gain, as investors shied away from riskier assets in the volatile environment.

Increased risk aversion was also evident in returns by style, size and sector. Globally, value stocks led growth stocks, and large caps outpaced small caps. Utilities was the best-performing sector; information technology, the worst.

PERFORMANCE: The Fund's Class I shares rose 0.42% and the MSCI All Country World Index increased 3.96% during the six months ended September 30, 2006.

PORTFOLIO SPECIFICS: Value stock leadership hurt the Fund's relative performance since holdings are concentrated in growth stocks, while the style-neutral benchmark includes both growth and value names. Stock selection in the United States and the financials sector was also particularly unfavorable. During the first half of the period, for example, select positions in capital markets companies lagged, as the weak market environment raised concerns about a slowdown in trading volumes.

Major areas of relative strength included stock selection in Ireland and the information technology sector, along with an underweight in energy which underperformed on falling oil prices. Two of the Fund's best-performing stocks were Ireland-based C&C Group, a food and beverage distributor, and U.S.-based Freescale Semiconductor, a semiconductor manufacturer.

The Fund was overweight stocks in developed European and emerging Asian countries at September 30. As the result of our company-specific research, we have identified many exciting growth opportunities in these markets.

MARKET OUTLOOK: Continued global monetary tightening and the perception of increased inflationary pressures create near-term challenges for stocks. We remain optimistic in our outlook for global equities, however, given:

     -    Oil prices have fallen dramatically

     - The global economy appears poised to deliver another year of solid expansion in 2007

     - Corporate profit growth, while slowing, should remain at healthy levels

As always, we continue to seek out the "best of the best" globally for the Fund, regardless of country, sector and capitalization range.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL SELECT FUND CLASS I AND II SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX.

                                     [CHART]

             GLOBAL SELECT      MSCI ALL
              FUND CLASS     COUNTRY WORLD
               I SHARES          INDEX
----------   -------------   -------------
 9/30/1997      $250,000        $250,000
10/31/1997      $235,000        $235,125
11/30/1997      $236,200        $238,722
12/31/1997      $247,000        $241,850
 1/31/1998      $255,800        $247,170
 2/28/1998      $275,000        $264,077
 3/31/1998      $296,200        $275,353
 4/30/1998      $310,400        $277,941
 5/31/1998      $311,200        $272,660
 6/30/1998      $325,800        $277,568
 7/31/1998      $334,000        $277,651
 8/31/1998      $277,000        $238,753
 9/30/1998      $286,800        $243,504
10/31/1998      $298,200        $265,736
11/30/1998      $319,687        $281,866
12/31/1998      $361,061        $294,944
 1/31/1999      $397,187        $300,961
 2/28/1999      $377,610        $293,407
 3/31/1999      $413,333        $306,610
 4/30/1999      $428,469        $319,856
 5/31/1999      $414,745        $308,565
 6/30/1999      $463,385        $323,932
 7/31/1999      $473,678        $322,603
 8/31/1999      $491,842        $322,216
 9/30/1999      $507,786        $318,736
10/31/1999      $557,636        $334,864
11/30/1999      $652,092        $345,279
12/31/1999      $828,075        $374,040
 1/31/2000      $772,143        $353,880
 2/29/2000      $903,653        $355,083
 3/31/2000      $870,639        $378,412
 4/30/2000      $805,975        $361,421
 5/31/2000      $766,140        $352,024
 6/30/2000      $816,070        $363,958
 7/31/2000      $792,060        $353,257
 8/31/2000      $854,814        $364,244
 9/30/2000      $789,332        $344,247
10/31/2000      $724,941        $337,499
11/30/2000      $659,497        $316,575
12/31/2000      $702,601        $321,861
 1/31/2001      $693,118        $330,004
 2/28/2001      $596,133        $302,251
 3/31/2001      $554,322        $281,910
 4/30/2001      $615,099        $302,433
 5/31/2001      $601,737        $299,076
 6/30/2001      $594,840        $289,924
 7/31/2001      $578,030        $285,343
 8/31/2001      $533,201        $272,217
 9/30/2001      $472,855        $247,364
10/31/2001      $489,235        $252,608
11/30/2001      $536,218        $268,143
12/31/2001      $559,495        $270,664
 1/31/2002      $553,891        $263,248
 2/28/2002      $552,598        $261,326
 3/31/2002      $589,237        $273,138
 4/30/2002      $573,288        $264,479
 5/31/2002      $562,081        $264,850
 6/30/2002      $515,097        $248,694
 7/31/2002      $465,958        $227,828
 8/31/2002      $470,269        $228,421
 9/30/2002      $437,078        $203,363
10/31/2002      $467,682        $218,331
11/30/2002      $495,269        $230,273
12/31/2002      $454,320        $219,289
 1/31/2003      $448,285        $212,886
 2/28/2003      $440,096        $209,160
 3/31/2003      $442,251        $208,366
 4/30/2003      $475,872        $226,973
 5/31/2003      $510,787        $240,183
 6/30/2003      $522,425        $244,794
 7/31/2003      $538,805        $250,228
 8/31/2003      $571,564        $256,159
 9/30/2003      $561,650        $257,798
10/31/2003      $599,151        $273,447
11/30/2003      $603,461        $277,630
12/31/2003      $632,341        $295,232
 1/31/2004      $653,031        $300,281
 2/29/2004      $663,807        $305,836
 3/31/2004      $671,566        $304,215
 4/30/2004      $644,841        $297,218
 5/31/2004      $646,134        $299,715
 6/30/2004      $659,928        $305,769
 7/31/2004      $629,324        $296,076
 8/30/2004      $626,738        $298,000
 9/30/2004      $650,876        $304,288
10/31/2004      $666,367        $311,804
11/30/2004      $720,542        $328,922
12/31/2004      $737,403        $341,750
 1/31/2005      $721,918        $334,573
 2/28/2005      $752,455        $346,317
 3/31/2005      $733,794        $338,837
 4/30/2005      $710,973        $331,552
 5/31/2005      $737,848        $337,984
 6/30/2005      $752,014        $341,566
 7/31/2005      $788,938        $354,273
 8/31/2005      $788,938        $357,142
 9/30/2005      $815,841        $367,999
10/31/2005      $783,044        $358,174
11/30/2005      $815,227        $371,390
12/31/2005      $847,836        $380,601
 1/31/2006      $898,961        $399,402
 2/28/2006      $890,691        $398,963
 3/31/2006      $923,290        $407,541
 4/30/2006      $949,604        $421,316
 5/31/2006      $896,046        $405,053
 6/30/2006      $888,250        $405,053
 7/31/2006      $894,113        $407,929
 8/31/2006      $915,035        $418,698
 9/30/2006      $927,205        $423,681

Annualized Total Returns As of 9/30/2006

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Global Select Fund Class I                          13.64%    14.41%     15.67%
--------------------------------------------------------------------------------
MSCI All Country World Index                        15.14%    11.37%      6.04%
--------------------------------------------------------------------------------

                                     [CHART]

             GLOBAL SELECT       MSCI ALL
               FUND CLASS    COUNTRY WORLD
               II SHARES         INDEX
----------   -------------   -------------
 9/30/1997    $250,000.00     $250,000.00
10/31/1997    $235,000.00     $235,125.00
11/30/1997    $236,200.00     $238,722.41
12/31/1997    $247,000.00     $241,849.68
 1/31/1998    $255,800.00     $247,170.37
 2/28/1998    $275,000.00     $264,076.82
 3/31/1998    $296,200.00     $275,352.90
 4/30/1998    $310,400.00     $277,941.22
 5/31/1998    $311,200.00     $272,660.34
 6/30/1998    $325,800.00     $277,568.22
 7/31/1998    $334,000.00     $277,651.49
 8/31/1998    $277,000.00     $238,752.52
 9/30/1998    $286,800.00     $243,503.69
10/31/1998    $298,200.00     $265,735.58
11/30/1998    $319,686.98     $281,865.73
12/31/1998    $361,060.62     $294,944.30
 1/31/1999    $397,186.86     $300,961.16
 2/28/1999    $377,610.07     $293,407.04
 3/31/1999    $413,332.67     $306,610.36
 4/30/1999    $428,469.36     $319,855.92
 5/31/1999    $414,745.42     $308,565.01
 6/30/1999    $463,384.67     $323,931.55
 7/31/1999    $473,677.62     $322,603.43
 8/31/1999    $491,841.65     $322,216.30
 9/30/1999    $507,785.64     $318,736.37
10/31/1999    $557,635.82     $334,864.43
11/30/1999    $652,092.28     $345,278.71
12/31/1999    $828,075.34     $374,040.43
 1/31/2000    $772,142.74     $353,879.65
 2/29/2000    $903,652.56     $355,082.84
 3/31/2000    $870,638.69     $378,411.78
 4/30/2000    $805,975.14     $361,421.09
 5/31/2000    $766,140.22     $352,024.15
 6/30/2000    $816,070.29     $363,957.76
 7/31/2000    $792,060.20     $353,257.41
 8/31/2000    $854,813.85     $364,243.71
 9/30/2000    $789,331.78     $344,246.73
10/31/2000    $724,941.08     $337,499.49
11/30/2000    $659,496.82     $316,574.53
12/31/2000    $702,601.19     $321,861.32
 1/31/2001    $693,118.23     $330,004.41
 2/28/2001    $596,133.40     $302,251.04
 3/31/2001    $554,322.17     $281,909.55
 4/30/2001    $615,099.32     $302,432.56
 5/31/2001    $601,736.97     $299,075.56
 6/30/2001    $594,840.27     $289,923.85
 7/31/2001    $578,029.57     $285,343.05
 8/31/2001    $533,201.03     $272,217.27
 9/30/2001    $472,854.91     $247,363.83
10/31/2001    $489,234.57     $252,607.95
11/30/2001    $536,218.33     $268,143.34
12/31/2001    $559,494.69     $270,663.88
 1/31/2002    $553,891.12     $263,247.69
 2/28/2002    $552,597.99     $261,325.98
 3/31/2002    $589,236.70     $273,137.92
 4/30/2002    $573,288.09     $264,479.45
 5/31/2002    $562,080.95     $264,849.72
 6/30/2002    $515,097.19     $248,693.89
 7/31/2002    $465,958.21     $227,828.47
 8/31/2002    $470,268.65     $228,420.82
 9/30/2002    $437,078.29     $203,363.06
10/31/2002    $467,682.39     $218,330.58
11/30/2002    $495,269.18     $230,273.26
12/31/2002    $454,320.03     $219,289.23
 1/31/2003    $448,285.42     $212,885.98
 2/28/2003    $440,095.59     $209,160.48
 3/31/2003    $442,250.81     $208,365.67
 4/30/2003    $475,872.22     $226,972.72
 5/31/2003    $510,786.75     $240,182.53
 6/30/2003    $522,424.93     $244,794.04
 7/31/2003    $538,804.59     $250,228.47
 8/31/2003    $571,563.91     $256,158.88
 9/30/2003    $561,649.91     $257,798.30
10/31/2003    $599,150.71     $273,446.65
11/30/2003    $603,461.15     $277,630.39
12/31/2003    $632,341.07     $295,232.15
 1/31/2004    $653,031.17     $300,280.62
 2/29/2004    $663,807.26     $305,835.82
 3/31/2004    $671,566.05     $304,214.89
 4/30/2004    $644,841.34     $297,217.94
 5/31/2004    $646,134.47     $299,714.57
 6/30/2004    $659,927.87     $305,768.81
 7/31/2004    $629,323.77     $296,075.94
 8/30/2004    $626,737.50     $298,000.43
 9/30/2004    $650,875.95     $304,288.24
10/31/2004    $665,976.27     $311,804.16
11/30/2004    $720,120.14     $328,922.21
12/31/2004    $736,970.95     $341,750.17
 1/31/2005    $721,494.56     $334,573.42
 2/28/2005    $752,013.78     $346,316.95
 3/31/2005    $733,363.84     $338,836.50
 4/30/2005    $710,996.25     $331,551.52
 5/31/2005    $737,871.90     $337,983.62
 6/30/2005    $751,965.26     $341,566.24
 7/31/2005    $788,886.75     $354,272.51
 8/31/2005    $788,886.75     $357,142.11
 9/30/2005    $815,787.79     $367,999.23
10/31/2005    $783,401.01     $358,173.66
11/30/2005    $815,598.80     $371,390.26
12/31/2005    $847,733.39     $380,600.74
 1/31/2006    $898,851.71     $399,402.42
 2/28/2006    $890,582.28     $398,963.08
 3/31/2006    $923,177.59     $407,540.78
 4/30/2006    $949,949.74     $421,315.66
 5/31/2006    $896,372.57     $405,052.88
 6/30/2006    $888,574.13     $405,052.88
 7/31/2006    $894,438.72     $407,928.75
 8/31/2006    $915,368.59     $418,698.07
 9/30/2006    $927,542.99     $423,680.58

Annualized Total Returns As of 9/30/2006

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
GLOBAL SELECT FUND CLASS II                         13.70%    14.41%     15.67%
--------------------------------------------------------------------------------
MSCI All Country World Index                        15.14%    11.37%      6.04%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX ("MSCI ACWI") OVER THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON JUNE 30, 2003. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI ACWI IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 2000 COMPANIES. THE MSCI ACWI IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 21 COUNTRIES IN NORTH AMERICA, EUROPE, AND THE PACIFIC RIM, EXCLUDING CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                        NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 96.9%
BRAZIL - 0.9%
   Vivo Participacoes S.A. - ADR                          454,900   $  1,419,288
                                                                    ------------
FINLAND - 0.8%
   Stora Enso OYJ R Shares                                 78,100      1,183,241
                                                                    ------------
FRANCE - 7.5%
   Alcatel S.A. - ADR##                                   124,600      1,517,628
   Axa S.A                                                 64,007      2,357,832
   PPR S.A                                                 13,195      1,953,956
   SOITEC*                                                 42,090      1,215,639
   Total S.A                                               35,916      2,354,449
   Veolia Environnement                                    39,591      2,387,732
                                                                    ------------
                                                                      11,787,236
                                                                    ------------
GERMANY - 2.2%
   Henkel KGaA                                             14,272      1,764,335
   Schwarz Pharma AG                                       14,749      1,712,324
                                                                    ------------
                                                                       3,476,659
                                                                    ------------
GREECE - 1.2%
   OPAP S.A                                                54,760      1,838,232
                                                                    ------------
HONG KONG - 4.1%
   Cheung Kong Holdings, Ltd.                             194,000      2,082,595
   Hutchison Telecommunications
      International, Ltd.*, ##                            922,000      1,616,288
   Jardine Matheson Holdings, Ltd.                         83,200      1,522,560
   Melco International Development                        528,000      1,128,875
                                                                    ------------
                                                                       6,350,318
                                                                    ------------
INDONESIA - 0.7%
   Telekomunikasi Indonesia Tbk PT                      1,209,000      1,107,431
                                                                    ------------
IRELAND - 3.2%
   C&C Group PLC                                          141,515      1,919,919
   CRH PLC                                                 54,396      1,834,970
   ICON PLC - ADR*                                         17,900      1,263,382
                                                                    ------------
                                                                       5,018,271
                                                                    ------------
ITALY - 4.4%
   Luxottica Group SpA                                     78,675      2,315,138
   Sanpaolo IMI SpA                                       114,335      2,411,484
   UniCredito Italiano SpA                                261,447      2,167,625
                                                                    ------------
                                                                       6,894,247
                                                                    ------------
JAPAN - 10.5%
   Aichi Corp.                                            128,000      1,196,900
   Asics Corp.                                            117,000      1,525,118
   Chugai Pharmaceutical Co., Ltd.##                       57,200      1,230,576
   Hisamitsu Pharmaceutical Co., Inc.                      28,000        775,505
   Japan Tobacco, Inc.                                        436      1,695,032
   Mitsubishi UFJ Financial Group, Inc.                       123      1,583,534
   NGK Spark Plug Co., Ltd.                                61,000      1,211,578
   Nisshinbo Industries, Inc.                             106,000      1,119,570
   Nitori Co., Ltd.                                        20,250        917,609
   Sumco Corp.                                             20,300      1,504,468
   Sumitomo Mitsui Financial Group, Inc.                      209      2,195,062
   Takeuchi Manufacturing Co., Ltd.                        30,700      1,427,544
                                                                    ------------
                                                                      16,382,496
                                                                    ------------
NETHERLANDS - 3.9%
   ASML Holding NV*                                        73,182      1,709,449
   Philips Electronics NV                                  72,252      2,532,503
   Royal Numico NV                                         41,628      1,871,996
                                                                    ------------
                                                                       6,113,948
                                                                    ------------
REPUBLIC OF CHINA - 1.2%
   AAC Acoustic Technology Holdings, Inc.*                996,000      1,150,374
   Shanghai Real Estate, Ltd.                           3,282,000        732,867
                                                                    ------------
                                                                       1,883,241
                                                                    ------------
SOUTH KOREA - 2.7%
   Hynix Semiconductor, Inc.*                              18,490   $   1728,660
   LG Electronics, Inc.                                    18,390      1,185,198
   Samsung Electronics Co., Ltd.                            3,347      2,348,027
                                                                    ------------
                                                                       4,261,885
                                                                    ------------
SWEDEN - 1.3%
   Assa Abloy AB Cl. B                                    105,000      1,952,126
                                                                    ------------
SWITZERLAND - 7.2%
   Adecco S.A                                              21,709      1,306,228
   Nestle S.A                                               5,780      2,009,713
   Panalpina Welttransport AG                              15,388      1,650,533
   Roche Holding AG                                        14,578      2,513,468
   UBS AG                                                  48,920      2,918,151
   Ypsomed Holding AG ##                                    9,206        841,347
                                                                    ------------
                                                                      11,239,440
                                                                    ------------
TAIWAN - 0.7%
   United Microelectronics Corp. - ADR*                   373,200      1,149,456
                                                                    ------------
UNITED KINGDOM - 3.8%
   ARM Holdings PLC*                                    1,009,791      2,216,331
   Bodycote International                                 233,839      1,037,399
   HSBC Holdings PLC                                      150,932      2,747,441
                                                                    ------------
                                                                       6,001,171
                                                                    ------------
UNITED STATES - 40.6%
   3M Co.                                                  36,100      2,686,562
   Affiliated Managers Group, Inc.*, ##                    20,800      2,082,288
   American International Group, Inc.                      45,200      2,994,952
   ANSYS, Inc.*, ##                                        32,000      1,413,760
   Capital One Financial Corp.                             25,200      1,982,232
   Celgene Corp.*                                          25,700      1,112,810
   Cerner Corp.*, ##                                       38,200      1,734,280
   ConocoPhillips                                          32,500      1,934,725
   Corning, Inc.*                                          99,200      2,421,472
   DaVita, Inc.*, ##                                       24,500      1,417,815
   Federated Department Stores, Inc.                       64,200      2,774,082
   Freescale Semiconductor, Inc.*                          79,602      3,025,672
   General Dynamics Corp.                                  32,600      2,336,442
   Genzyme Corp.*                                          19,500      1,315,665
   Harman International Industries, Inc.                   22,800      1,902,432
   Humana, Inc.*                                           30,000      1,982,700
   ITT Corp.                                               34,700      1,779,069
   J.P. Morgan Chase & Co.                                 42,200      1,981,712
   Lexmark International, Inc.*                            34,800      2,006,568
   Martin Marietta Materials, Inc.                         19,900      1,683,938
   Morgan Stanley                                          27,300      1,990,443
   Occidental Petroleum Corp.                              40,900      1,967,699
   Orient Express Hotels, Ltd. Cl. A                       41,900      1,566,222
   Praxair, Inc.                                           32,000      1,893,120
   Quiksilver, Inc.*                                      132,800      1,613,520
   Raytheon Co.                                            43,100      2,069,231
   TD Ameritrade Holding Corp.                             83,600      1,575,860
   Tim Hortons, Inc. ##                                    48,000      1,262,400
   United Technologies Corp.                               30,000      1,900,500
   UnitedHealth Group, Inc.                                35,000      1,722,000
   Valero Energy Corp.                                     30,000      1,544,100
   Warnaco Group, Inc.*                                    65,600      1,268,704
   XTO Energy, Inc.                                        45,000      1,895,850
   Yahoo!, Inc.*                                           26,800        677,504
                                                                    ------------
                                                                      63,516,329
--------------------------------------------------------------------------------
Total Common Stock (Cost:$131,164,978)                               151,575,015
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 1.0%
TAIWAN - 1.0%
   Credit Suisse FB Hon Hai Precision
      Industry Co., Ltd. - 11/05/07
      (Cost: $1,522,154)                                  229,000   $  1,673,074
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.7%
MONEY MARKET FUNDS - 3.5%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.320%**                    $5,531,959      5,531,959
                                                                    -----------
TIME DEPOSIT - 2.2%
   Bank of America London 4.630%, 10/01/06             3,381,673      3,381,673
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $8,913,632)                       8,913,632
-------------------------------------------------------------------------------
Total Investments - 103.6% (Cost: $141,600,764)                     162,161,721
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (3.6%)                       (5,703,120)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $156,458,601
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                20.3%
Consumer, Non-cyclical                                                   18.4
Industrial                                                               16.2
Technology                                                               13.2
Consumer, Cyclical                                                       13.0
Energy                                                                    6.2
Communications                                                            4.7
Diversified                                                               2.4
Basic Materials                                                           2.0
Utilities                                                                 1.5
Short Term Investments                                                    5.7
--------------------------------------------------------------------------------
Total Investments                                                       103.6%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                    (3.6)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; LINDA Ba, Portfolio Manager; PEDRO V. MARCAL, Portfolio Manager; MICHAEL J. FREDERICKS, Analyst; FLORA KIM, Analyst; ERIC SAGMEISTER, Analyst; ALAN TRICE, Assistant Analyst

GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

MARKET OVERVIEW: During the six months ended September 30, 2006, stock markets in developed non-U.S. countries posted increases. The U.S. dollar weakened against a broad basket of currencies, enhancing returns for U.S.-based investors.

The period got off to a volatile start, as soaring oil prices and inflationary pressures prompted a sell-off in May. Equity markets regained their footing over the summer, however, as waning geopolitical tensions, rising U.S. distillate inventories and a mild hurricane season sent oil prices sharply lower. In addition, the Federal Reserve ended more than two years of continuous monetary tightening, fueling optimism that the U.S. economy was headed for a "soft landing."

European stock markets led the period's advance, benefiting from record merger and acquisition activity, falling unemployment and the fastest growth among manufacturing and services companies in several years. The European Central Bank and Bank of England raised short-term interest rates in efforts to control economic growth and inflation in their respective regions. The Bank of Japan also raised rates, evidence that the country's long battle with deflation was ending. However, Japanese stocks fell on worries that moderating U.S. economic growth would hurt exports.

PERFORMANCE: During the six months ended September 30, 2006, the Fund's Class I shares rose 0.40% and the MSCI EAFE Index increased 4.97%.

PORTFOLIO SPECIFICS: Amid volatile market conditions, investors shied away from riskier assets, and international value stocks outpaced international growth stocks. This hurt performance versus the index since the Fund's holdings are concentrated in growth stocks, while the style-neutral benchmark includes both growth and value names. Holdings in the United Kingdom and the financials sector were other major areas of weakness in the portfolio. In the United Kingdom, relative results were negatively affected by stock selection and underweights in both the country and pound, which resulted from our bottom-up investment decisions. In financials, underperformance was driven by stock selection.

On the plus side, stock selection in Ireland, Norway and the information technology sector bolstered results versus the index. The Fund's top-performing positions included Ireland-based C&C Group, a food and beverage distributor that had a successful product launch; Norway-based Telenor Group, a global telecommunication services provider experiencing rapid subscriber growth in emerging countries; and Japan-based SUMCO, a silicon wafer manufacturer that benefited from a favorable pricing environment

MARKET OUTLOOK: As 2006 draws to a close, international equities seem poised for additional gains. Strong corporate profits and brisk takeover activity in Europe should continue to offset inflation concerns and rising interest rates. In Japan, business sentiment is positive, the economy is expanding and reflationary pressures continue to gather strength. However, the geopolitical climate remains tense, and the U.S. economic slowdown has weighed on Asian exporters in recent months.

Against this dynamic backdrop, we are confident that our bottom-up investment process will identify stocks with strong growth potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS I AND II SHARES WITH THE MSCI EAFE INDEX.

                                     [CHART]

              INTERNATIONAL
               GROWTH FUND       MSCI
             CLASS I SHARES   EAFE INDEX
             --------------   ----------
12/27/1996      $250,000       $250,000
12/31/1996      $252,400       $249,475
 1/31/1997      $274,600       $240,744
 2/28/1997      $277,200       $244,682
 3/31/1997      $282,600       $245,568
 4/30/1997      $286,600       $246,871
 5/31/1997      $313,200       $262,935
 6/30/1997      $331,200       $277,436
 7/31/1997      $352,400       $281,924
 8/31/1997      $334,000       $260,869
 9/30/1997      $358,600       $275,482
10/31/1997      $328,800       $254,307
11/30/1997      $325,131       $251,715
12/31/1997      $329,722       $253,910
 1/31/1998      $341,826       $265,523
 2/28/1998      $365,199       $282,560
 3/31/1998      $386,902       $291,261
 4/30/1998      $398,171       $293,566
 5/31/1998      $407,979       $292,141
 6/30/1998      $412,779       $294,353
 7/31/1998      $431,143       $297,337
 8/31/1998      $369,373       $260,500
 9/30/1998      $351,843       $252,514
10/31/1998      $358,312       $278,836
11/30/1998      $379,862       $293,121
12/31/1998      $400,734       $304,685
 1/31/1999      $416,179       $303,785
 2/28/1999      $399,064       $296,545
 3/31/1999      $411,796       $308,923
 4/30/1999      $426,823       $321,440
 5/31/1999      $410,335       $304,887
 6/30/1999      $442,685       $316,773
 7/31/1999      $457,296       $326,189
 8/31/1999      $464,392       $327,380
 9/30/1999      $471,488       $330,675
10/31/1999      $502,378       $343,061
11/30/1999      $567,497       $354,981
12/31/1999      $677,509       $386,841
 1/31/2000      $629,265       $362,261
 2/29/2000      $705,704       $372,013
 3/31/2000      $665,814       $386,434
 4/30/2000      $610,886       $366,099
 5/31/2000      $578,515       $357,157
 6/30/2000      $609,633       $371,125
 7/31/2000      $582,692       $355,566
 8/31/2000      $606,083       $358,652
 9/30/2000      $566,819       $341,189
10/31/2000      $530,897       $333,129
11/30/2000      $504,920       $320,637
12/31/2000      $521,115       $332,033
 1/31/2001      $505,364       $331,862
 2/28/2001      $462,991       $306,983
 3/31/2001      $426,165       $286,519
 4/30/2001      $455,671       $306,430
 5/31/2001      $441,029       $295,615
 6/30/2001      $423,281       $283,526
 7/31/2001      $413,076       $278,367
 8/31/2001      $395,994       $271,324
 9/30/2001      $364,270       $243,839
10/31/2001      $363,827       $250,081
11/30/2001      $371,147       $259,309
12/31/2001      $375,362       $260,839
 1/31/2002      $358,724       $246,989
 2/28/2002      $361,164       $248,718
 3/31/2002      $380,909       $262,173
 4/30/2002      $379,134       $263,904
 5/31/2002      $378,690       $267,255
 6/30/2002      $365,823       $256,618
 7/31/2002      $331,215       $231,290
 8/31/2002      $328,109       $230,758
 9/30/2002      $296,385       $205,975
10/31/2002      $306,812       $217,036
11/30/2002      $315,242       $226,889
12/31/2002      $303,263       $219,266
 1/31/2003      $292,614       $210,122
 2/28/2003      $288,399       $205,310
 3/31/2003      $284,628       $201,430
 4/30/2003      $309,696       $221,412
 5/31/2003      $329,219       $235,029
 6/30/2003      $334,987       $240,834
 7/31/2003      $339,202       $246,710
 8/31/2003      $352,734       $252,705
 9/30/2003      $352,512       $260,539
10/31/2003      $377,803       $276,797
11/30/2003      $380,771       $282,997
12/31/2003      $405,459       $305,127
 1/31/2004      $415,023       $309,460
 2/29/2004      $420,138       $316,671
 3/31/2004      $424,142       $318,571
 4/30/2004      $408,573       $311,626
 5/31/2004      $408,350       $312,966
 6/30/2004      $413,911       $319,945
 7/31/2004      $392,114       $309,611
 8/30/2004      $393,226       $311,035
 9/30/2004      $404,347       $319,215
10/31/2004      $418,823       $330,132
11/30/2004      $449,020       $352,779
12/31/2004      $466,262       $368,266
 1/31/2005      $462,625       $361,527
 2/28/2005      $485,571       $377,217
 3/31/2005      $464,886       $367,900
 4/30/2005      $454,426       $359,659
 5/31/2005      $460,106       $360,199
 6/30/2005      $468,526       $365,133
 7/31/2005      $489,423       $376,343
 8/31/2005      $493,974       $385,977
 9/30/2005      $526,675       $403,231
10/31/2005      $507,136       $391,497
11/30/2005      $531,174       $401,167
12/31/2005      $575,261       $419,861
 1/31/2006      $619,326       $445,682
 2/28/2006      $600,437       $444,791
 3/31/2006      $621,512       $459,647
 4/30/2006      $647,554       $481,940
 5/31/2006      $613,039       $463,819
 6/30/2006      $606,725       $464,005
 7/31/2006      $606,421       $468,645
 8/31/2006      $624,190       $481,673
 9/30/2006      $623,940       $482,492

Annualized Total Returns As of 9/30/2006

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
International Growth Fund Class I                   18.53%    11.36%     9.82%
--------------------------------------------------------------------------------
MSCI EAFE Index                                     19.65%    14.70%     7.16%
--------------------------------------------------------------------------------

                                     [CHART]

             INTERNATIONAL
                GROWTH
             FUND CLASS II    MSCI EAFE
                SHARES          INDEX
             -------------   -----------
12/27/1996    $250,000.00    $250,000.00
12/31/1996    $252,400.00    $249,475.00
 1/31/1997    $274,600.00    $240,743.95
 2/28/1997    $277,200.00    $244,681.59
 3/31/1997    $282,600.00    $245,567.58
 4/30/1997    $286,600.00    $246,870.63
 5/31/1997    $313,200.00    $262,935.44
 6/30/1997    $331,200.00    $277,435.63
 7/31/1997    $352,400.00    $281,923.94
 8/31/1997    $334,000.00    $260,868.66
 9/30/1997    $358,600.00    $275,482.21
10/31/1997    $328,800.00    $254,307.32
11/30/1997    $325,131.31    $251,714.87
12/31/1997    $329,722.39    $253,910.40
 1/31/1998    $341,826.12    $265,522.67
 2/28/1998    $365,198.85    $282,560.07
 3/31/1998    $386,902.09    $291,260.55
 4/30/1998    $398,171.08    $293,565.96
 5/31/1998    $407,979.28    $292,141.10
 6/30/1998    $412,779.04    $294,352.73
 7/31/1998    $431,143.32    $297,336.99
 8/31/1998    $369,372.55    $260,500.11
 9/30/1998    $351,843.00    $252,513.68
10/31/1998    $358,312.24    $278,835.82
11/30/1998    $379,862.12    $293,121.00
12/31/1998    $400,733.67    $304,684.52
 1/31/1999    $416,178.61    $303,784.86
 2/28/1999    $399,063.94    $296,544.90
 3/31/1999    $411,795.59    $308,923.20
 4/30/1999    $426,823.10    $321,440.33
 5/31/1999    $410,334.58    $304,886.56
 6/30/1999    $442,685.47    $316,773.24
 7/31/1999    $457,295.55    $326,188.82
 8/31/1999    $464,391.88    $327,380.02
 9/30/1999    $471,488.20    $330,675.28
10/31/1999    $502,378.09    $343,060.99
11/30/1999    $567,497.31    $354,980.55
12/31/1999    $677,509.49    $386,840.61
 1/31/2000    $629,265.14    $362,261.27
 2/29/2000    $705,704.25    $372,013.32
 3/31/2000    $665,813.89    $386,433.97
 4/30/2000    $610,886.33    $366,098.53
 5/31/2000    $578,514.58    $357,157.09
 6/30/2000    $609,633.23    $371,124.90
 7/31/2000    $582,691.58    $355,565.62
 8/31/2000    $606,082.78    $358,651.89
 9/30/2000    $566,818.98    $341,188.51
10/31/2000    $530,896.77    $333,129.01
11/30/2000    $504,920.19    $320,636.55
12/31/2000    $521,114.90    $332,033.10
 1/31/2001    $505,363.88    $331,861.84
 2/28/2001    $462,991.40    $306,982.95
 3/31/2001    $426,165.06    $286,519.22
 4/30/2001    $455,670.50    $306,429.96
 5/31/2001    $441,028.71    $295,614.88
 6/30/2001    $423,281.07    $283,525.60
 7/31/2001    $413,076.18    $278,366.88
 8/31/2001    $395,994.08    $271,324.20
 9/30/2001    $364,270.19    $243,839.06
10/31/2001    $363,826.50    $250,081.34
11/30/2001    $371,147.40    $259,309.34
12/31/2001    $375,362.46    $260,839.26
 1/31/2002    $358,724.05    $246,988.70
 2/28/2002    $361,164.35    $248,717.62
 3/31/2002    $380,908.60    $262,173.24
 4/30/2002    $379,133.83    $263,903.59
 5/31/2002    $378,690.14    $267,255.16
 6/30/2002    $365,823.11    $256,618.41
 7/31/2002    $331,215.22    $231,290.17
 8/31/2002    $328,109.38    $230,758.20
 9/30/2002    $296,385.49    $205,974.77
10/31/2002    $306,812.22    $217,035.62
11/30/2002    $315,242.35    $226,889.03
12/31/2002    $303,262.70    $219,265.56
 1/31/2003    $292,614.12    $210,122.19
 2/28/2003    $288,399.05    $205,310.39
 3/31/2003    $284,627.68    $201,430.02
 4/30/2003    $309,696.21    $221,411.88
 5/31/2003    $329,218.61    $235,028.71
 6/30/2003    $334,986.59    $240,833.92
 7/31/2003    $339,201.66    $246,710.27
 8/31/2003    $352,734.23    $252,705.33
 9/30/2003    $352,512.38    $260,539.19
10/31/2003    $377,802.76    $276,796.84
11/30/2003    $380,771.18    $282,997.09
12/31/2003    $405,459.03    $305,127.46
 1/31/2004    $415,022.80    $309,460.27
 2/29/2004    $420,138.30    $316,670.69
 3/31/2004    $424,141.73    $318,570.72
 4/30/2004    $408,572.82    $311,625.88
 5/31/2004    $408,350.40    $312,965.87
 6/30/2004    $413,910.73    $319,945.01
 7/31/2004    $392,114.25    $309,610.78
 8/30/2004    $393,226.31    $311,034.99
 9/30/2004    $404,346.97    $319,215.21
10/31/2004    $418,822.59    $330,132.37
11/30/2004    $449,019.70    $352,779.45
12/31/2004    $466,262.06    $368,266.47
 1/31/2005    $462,625.21    $361,527.20
 2/28/2005    $485,571.42    $377,217.48
 3/31/2005    $464,886.08    $367,900.20
 4/30/2005    $454,426.14    $359,659.24
 5/31/2005    $460,106.47    $360,198.73
 6/30/2005    $468,526.42    $365,133.45
 7/31/2005    $489,422.70    $376,343.05
 8/31/2005    $493,974.33    $385,977.43
 9/30/2005    $526,675.43    $403,230.62
10/31/2005    $507,135.77    $391,496.61
11/30/2005    $531,174.01    $401,166.58
12/31/2005    $575,261.45    $419,860.94
 1/31/2006    $619,326.48    $445,682.39
 2/28/2006    $600,684.75    $444,791.02
 3/31/2006    $621,768.78    $459,647.04
 4/30/2006    $648,069.60    $481,939.92
 5/31/2006    $613,851.53    $463,818.98
 6/30/2006    $607,835.78    $464,004.51
 7/31/2006    $607,835.78    $468,644.56
 8/31/2006    $625,645.37    $481,672.87
 9/30/2006    $625,645.37    $482,491.72

Annualized Total Returns As of 9/30/2006

                                                                        SINCE
                                                   1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------------------
International Growth Fund Class II                 18.45%    11.36%     9.64%
-------------------------------------------------------------------------------
MSCI EAFE Index                                    19.65%    14.70%     7.16%
-------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE") OVER THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON JANUARY 23, 2006. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF OVER 900 COMPANIES, AND IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                         NUMBER OF
                                                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 93.9%
ARGENTINA - 0.7%
   Tenaris S.A. - ADR                                       21,200   $   750,056
                                                                     -----------
CANADA - 2.3%
   Cameco Corp.                                             26,800       978,411
   Suncor Energy, Inc.                                      12,800       920,031
   Teck Cominco, Ltd. Cl. B                                  7,500       470,578
                                                                     -----------
                                                                       2,369,020
                                                                     -----------
FINLAND - 0.8%
   Nokia Corp. - ADR                                        44,100       868,329
                                                                     -----------
FRANCE - 11.6%
   Axa S.A                                                  60,063     2,212,546
   BNP Paribas                                              19,126     2,055,734
   Lafarge S.A                                              16,082     2,073,857
   SOITEC*                                                  26,561       767,132
   Total S.A                                                23,660     1,551,015
   Vallourec S.A                                             3,795       884,065
   Veolia Environnement                                     39,453     2,379,409
                                                                     -----------
                                                                      11,923,758
                                                                     -----------
GERMANY - 3.5%
   Bayerische Motoren Werke AG                              16,247       869,337
   Hannover Rueckversicherung AG*                           29,942     1,258,106
   Solarworld AG##                                           7,652       420,005
   Stada Arzneimittel AG                                    21,720     1,108,531
                                                                     -----------
                                                                       3,655,979
                                                                     -----------
HONG KONG - 2.6%
   Foxconn International Holdings, Ltd.*                   251,000       776,297
   Hutchison Telecommunications
   International, Ltd.*,##                               1,071,300     1,878,014
                                                                     -----------
                                                                       2,654,311
                                                                     -----------
HUNGARY - 1.0%
   Mol Hungarian Oil & Gas PLC                              11,549     1,051,011
                                                                     -----------
IRELAND - 2.6%
   Bank of Ireland                                          55,044     1,075,190
   C&C Group PLC                                           115,555     1,567,722
                                                                     -----------
                                                                       2,642,912
                                                                     -----------
ITALY - 4.6%
   Sanpaolo IMI SpA                                        132,775     2,800,409
   UniCredito Italiano SpA                                 229,030     1,898,860
                                                                     -----------
                                                                       4,699,269
                                                                     -----------
JAPAN - 26.1%
   Aoyama Trading Co., Ltd.                                 14,400       459,815
   Asics Corp.                                              82,000     1,068,886
   Calsonic Kansei Corp.                                   115,000       723,712
   Chugai Pharmaceutical Co., Ltd.##                        53,700     1,155,279
   Fuji Electric Co., Ltd.                                 202,000     1,041,952
   Haseko Corp.*,##                                        341,000     1,175,514
   Hisamitsu Pharmaceutical Co., Inc.                       15,600       432,067
   Hokuhoku Financial Group, Inc.                          225,000       848,050
   Japan Steel Works, Ltd.##                                68,000       465,371
   Japan Tobacco, Inc.                                         510     1,982,721
   Mitsubishi Estate Co, Ltd.                               81,600     1,783,153
   Mitsubishi UFJ Financial Group, Inc.                        140     1,802,397
   Mitsui & Co., Ltd.                                       60,700       772,214
   Nippon Electric Glass Co., Ltd.                          46,000     1,014,949
   Nitori Co., Ltd.                                         22,150     1,003,706
   Okasan Holdings, Inc.                                    73,000       644,272
   Sumco Corp.                                              24,900     1,845,382
   Sumitomo Mitsui Financial Group, Inc.                       276     2,898,742
   Tokyo Electron, Ltd.                                     17,700   $ 1,308,779
   Toyota Motor Corp.                                       45,000     2,446,957
   Uni-Charm Corp.                                          21,900     1,216,821
   Yakult Honsha Co., Ltd.                                  26,300       772,973
                                                                     -----------
                                                                      26,863,712
                                                                     -----------
LUXEMBOURG - 0.9%
   Millicom International Cellular S.A.*                    23,100       945,252
                                                                     -----------
MEXICO - 1.3%
   Fomento Economico  Mexicano S.A. de CV                   23,600       229,075
   Fomento Economico  Mexicano S.A. de CV - ADR             11,700     1,134,198
                                                                     -----------
                                                                       1,363,273
                                                                     -----------
NETHERLANDS - 2.4%
   ASML Holding NV*                                         59,051     1,379,365
   Royal Numico NV                                          23,564     1,059,664
                                                                     -----------
                                                                       2,439,029
                                                                     -----------
NORWAY - 2.7%
   Acergy S.A.*,##                                          66,100     1,130,625
   Telenor ASA                                              90,400     1,180,158
   TGS Nopec Geophysical Co. ASA*                           28,400       449,832
                                                                     -----------
                                                                       2,760,615
                                                                     -----------
PERU - 0.6%
   Southern Copper Corp.##                                   6,200       573,500
                                                                     -----------
PORTUGAL - 1.0%
   Banco Espirito Santo S.A                                 69,089     1,054,598
                                                                     -----------
REPUBLIC OF CHINA - 1.3%
   AAC Acoustic Technology Holdings, Inc.*                 642,000       741,506
   Suntech Power Holdings Co., Ltd. - ADR*                  24,000       619,920
                                                                     -----------
                                                                       1,361,426
                                                                     -----------
SINGAPORE - 0.6%
   SembCorp Marine, Ltd.##                                 279,000       587,405
                                                                     -----------
SOUTH KOREA - 2.0%
   Daewoo Shipbuilding & Marine Engineering Co., Ltd.       35,910     1,160,957
   Kookmin Bank - ADR                                       12,100       944,163
                                                                     -----------
                                                                       2,105,120
                                                                     -----------
SWEDEN - 1.1%
   Modern Times Group AB Cl. B                              22,100     1,142,914
                                                                     -----------
SWITZERLAND - 14.3%
   ABB, Ltd.                                               175,135     2,297,516
   Adecco S.A                                               22,949     1,380,838
   Compagnie Financiere  Richemont AG Cl. A                 22,027     1,057,479
   Nestle S.A                                                6,683     2,323,688
   Panalpina Welttransport AG                               12,133     1,301,398
   Roche Holding AG                                         14,614     2,519,675
   Swiss Reinsurance                                        16,731     1,276,890
   UBS AG                                                   42,375     2,527,732
                                                                     -----------
                                                                      14,685,216
                                                                     -----------
TAIWAN - 0.0%
   United Microelectronics Corp. - ADR                       1,788         5,507
                                                                     -----------
UNITED KINGDOM - 9.9%
   ARM Holdings PLC*                                       734,089     1,611,209
   AstraZeneca PLC                                          33,850     2,110,621
   Barclays PLC                                            127,762     1,608,521
   British American Tobacco PLC                             45,426     1,225,284

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER OF
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
   HSBC Holdings PLC                                     136,019   $  2,475,977
   Shire PLC                                              69,065      1,145,609
                                                                   ------------
                                                                     10,177,221
--------------------------------------------------------------------------------
Total Common Stock (Cost: $82,206,311)                               96,679,433
--------------------------------------------------------------------------------
PREFERRED STOCK - 1.6%
GERMANY - 1.6%
   Henkel KGaA
      (Cost: $1,394,498)                                  12,170      1,690,557
--------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 0.7%
INDIA - 0.7%
   Merrill Lynch Bharti Airtel, Ltd. - 3/17/11*
      (Cost: $632,852)                                    72,827        743,491
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 6.9%
MONEY MARKET FUNDS - 3.9%
   Boston Global Investment Trust - Enhanced
      Portfolio, 5.320%**                             $4,020,455      4,020,455
                                                                   ------------
TIME DEPOSIT - 3.0%
   Wachovia Bank Grand Cayman 4.630%, 10/01/06         3,033,597      3,033,597
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $7,054,052)                       7,054,052
-------------------------------------------------------------------------------
Total Investments - 103.1% (Cost: $91,287,713)                      106,167,533
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (3.1%)                       (3,220,767)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $102,946,766
-------------------------------------------------------------------------------
*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                28.3%
Consumer, Non-cyclical                                                   22.4
Consumer, Cyclical                                                        9.3
Industrial                                                                9..2
Communications                                                            7.3
Technology                                                                6.7
Energy                                                                    6.0
Basic Materials                                                           4.7
Utilities                                                                 2.3
Short Term Investments                                                    6.9
--------------------------------------------------------------------------------
Total Investments                                                       103.1%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                    (3.1)
--------------------------------------------------------------------------------
Net Assets                                                              100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

MANAGEMENT TEAM: VINCENT WILLYARD, CFA, Portfolio Manager; JOSEPH DEVINE, Portfolio Manager; STEPHEN DERKASH, Analyst; BARRY KENDALL, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 20% of publicly traded companies as measured by the market capitalization in the Citigroup World BMI xUS Index.

MARKET OVERVIEW: International small-cap equities rose during the six months ended September 30, 2006, adding to sizeable gains posted earlier in the year. The environment was characterized by:

     - Higher interest rates from central banks worldwide, including the Bank of Japan which raised rates for the first time in many years

     -    Slowing rates of economic growth globally

     - Wide swings in stock prices, as investors around the world speculated about when the U.S. monetary tightening cycle would end

     - Decline in the price of oil and other commodities after a multi-year climb

Among international small-cap markets, returns in most countries were positive in U.S. dollar terms. U.K. equities did especially well, helped by news that the country's economy grew at a faster-than-expected rate and strengthening in the British pound versus the dollar. Continental European markets also performed well overall amid record merger activity and a stronger euro. Japan was one of the worst-performing countries, with stocks trading lower on concerns about the impact that moderating U.S economic growth would have on Japanese exports and a very weak yen versus European currencies.

PERFORMANCE: During the six months ended September 30, 2006, the Fund's Class I shares lost 2.53% and the Citigroup World EMI xUS Growth index gained 2.44%.

PORTFOLIO SPECIFICS: Because investors shied away from riskier assets in the volatile environment, international small-cap value stocks outpaced their growth counterparts. This negatively affected the Fund's relative performance since holdings are concentrated in growth stocks, while the style-neutral index includes both growth and value names. Other key areas of relative weakness were stock selection in the United Kingdom and the information technology sector, as well as an overweight in information technology.

On the plus side, stock selection in Ireland, China and the consumer staples sector had a significant, positive impact on results versus the index. Some of the Fund's best-performing names were Ireland-based C&C Group, a food and beverage distributor; Kingspan, a building products manufacturer also based in Ireland; and China-based AAC Acoustic Technologies, a maker of acoustic components used primarily in mobile phone handsets.

MARKET OUTLOOK: Our near-term outlook for international stock markets is one of cautious optimism due to uncertainties about the strength of the global economy. The European Central Bank has signaled the possibility of further interest rate increases, and Chinese officials continue to take measures to cool the country's red-hot economy. On the other hand, falling commodity prices have eased inflationary pressures, and the Federal Reserve held rates steady at its August and September meetings.

Regardless of how short-term events unfold, we remain confident in the Fund's long-term prospects given our focus on investing in small-cap stocks exhibiting superior earnings growth potential.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS I, II, III AND IV SHARES WITH THE CITIGROUP WORLD EMI xUS GROWTH.

                                    [CHART]

             INTERNATIONAL   CITIGROUP
                GROWTH       WORLD EMI
             OPPORTUNITIES      xUS
              FUND CLASS I     GROWTH
                 SHARES        INDEX
             -------------   ---------
12/31/1997     $  250,000     $250,000
 1/31/1998     $  255,925     $260,950
 2/28/1998     $  282,388     $279,295
 3/31/1998     $  312,914     $292,170
 4/30/1998     $  329,717     $294,595
 5/31/1998     $  337,861     $300,752
 6/30/1998     $  338,706     $293,414
 7/31/1998     $  345,785     $292,622
 8/31/1998     $  291,151     $255,547
 9/30/1998     $  287,162     $247,982
10/31/1998     $  298,562     $264,572
11/30/1998     $  319,342     $274,626
12/31/1998     $  340,834     $282,892
 1/31/1999     $  367,760     $284,844
 2/28/1999     $  360,773     $279,034
 3/31/1999     $  369,179     $289,274
 4/30/1999     $  391,219     $303,015
 5/31/1999     $  376,000     $295,136
 6/30/1999     $  417,586     $306,174
 7/31/1999     $  453,582     $318,023
 8/31/1999     $  483,110     $324,829
 9/30/1999     $  497,458     $325,771
10/31/1999     $  531,385     $325,966
11/30/1999     $  653,072     $350,121
12/31/1999     $  777,547     $383,347
 1/31/2000     $  801,962     $376,485
 2/29/2000     $1,013,680     $408,712
 3/31/2000     $  900,047     $400,293
 4/30/2000     $  807,882     $371,992
 5/31/2000     $  756,016     $357,782
 6/30/2000     $  815,288     $378,891
 7/31/2000     $  792,215     $365,630
 8/31/2000     $  830,717     $380,986
 9/30/2000     $  779,046     $357,784
10/31/2000     $  718,904     $328,983
11/30/2000     $  649,601     $300,394
12/31/2000     $  683,121     $310,427
 1/31/2001     $  669,322     $314,090
 2/28/2001     $  626,820     $290,533
 3/31/2001     $  559,750     $262,933
 4/30/2001     $  593,727     $283,100
 5/31/2001     $  589,571     $280,297
 6/30/2001     $  560,210     $264,460
 7/31/2001     $  546,205     $254,860
 8/31/2001     $  525,067     $249,891
 9/30/2001     $  471,090     $217,255
10/31/2001     $  488,520     $230,029
11/30/2001     $  497,949     $239,599
12/31/2001     $  504,820     $239,934
 1/31/2002     $  491,291     $232,160
 2/28/2002     $  494,976     $233,275
 3/31/2002     $  521,606     $249,441
 4/30/2002     $  524,109     $250,937
 5/31/2002     $  534,434     $257,788
 6/30/2002     $  509,423     $245,414
 7/31/2002     $  466,478     $222,762
 8/31/2002     $  461,441     $220,713
 9/30/2002     $  418,988     $200,209
10/31/2002     $  420,371     $205,194
11/30/2002     $  432,772     $213,340
12/31/2002     $  427,016     $208,561
 1/31/2003     $  411,643     $202,576
 2/28/2003     $  404,975     $198,747
 3/31/2003     $  399,224     $197,177
 4/30/2003     $  432,280     $216,382
 5/31/2003     $  470,147     $235,250
 6/30/2003     $  479,785     $242,120
 7/31/2003     $  495,618     $248,754
 8/31/2003     $  523,868     $258,903
 9/30/2003     $  533,036     $272,107
10/31/2003     $  590,178     $291,835
11/30/2003     $  598,204     $296,037
12/31/2003     $  633,079     $313,177
 1/31/2004     $  655,111     $323,387
 2/29/2004     $  669,130     $333,962
 3/31/2004     $  675,554     $342,378
 4/30/2004     $  656,706     $332,175
 5/31/2004     $  655,130     $334,666
 6/30/2004     $  680,811     $344,070
 7/31/2004     $  648,676     $328,828
 8/30/2004     $  648,936     $330,834
 9/30/2004     $  673,271     $342,214
10/31/2004     $  689,362     $352,686
11/30/2004     $  746,234     $377,797
12/31/2004     $  778,024     $395,252
 1/31/2005     $  780,592     $398,690
 2/28/2005     $  825,007     $416,273
 3/31/2005     $  805,867     $406,990
 4/30/2005     $  778,951     $394,861
 5/31/2005     $  787,675     $396,836
 6/30/2005     $  805,162     $405,765
 7/31/2005     $  830,685     $420,818
 8/31/2005     $  848,877     $434,032
 9/30/2005     $  902,781     $449,180
10/31/2005     $  861,524     $432,695
11/30/2005     $  912,095     $450,435
12/31/2005     $  997,376     $479,984
 1/31/2006     $1,071,082     $516,703
 2/28/2006     $1,082,007     $512,879
 3/31/2006     $1,155,476     $535,959
 4/30/2006     $1,235,666     $564,686
 5/31/2006     $1,162,885     $538,541
 6/30/2006     $1,116,835     $530,517
 7/31/2006     $1,100,864     $524,787
 8/31/2006     $1,122,441     $541,843
 9/30/2006     $1,126,370     $545,257

Annualized Total Returns As of 9/30/2006
                                                                         SINCE
                                                     1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
International Growth Opportunities
Fund Class I                                         24.75%   19.03%     18.76%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index                 21.38%   20.20%      9.32%
--------------------------------------------------------------------------------

                                    [CHART]

             INTERNATIONAL    CITIGROUP
                GROWTH        WORLD EMI
             OPPORTUNITIES       xUS
             FUND CLASS II      GROWTH
                SHARES          INDEX
             -------------   -----------
12/31/1997   $  250,000.00   $250,000.00
 1/31/1998   $  255,925.00   $260,950.00
 2/28/1998   $  282,387.65   $279,294.79
 3/31/1998   $  312,913.75   $292,170.27
 4/30/1998   $  329,717.22   $294,595.29
 5/31/1998   $  337,861.23   $300,752.33
 6/30/1998   $  338,705.89   $293,413.97
 7/31/1998   $  345,784.84   $292,621.75
 8/31/1998   $  291,150.83   $255,546.58
 9/30/1998   $  287,162.07   $247,982.40
10/31/1998   $  298,562.40   $264,572.42
11/30/1998   $  319,342.35   $274,626.17
12/31/1998   $  340,834.09   $282,892.42
 1/31/1999   $  367,759.98   $284,844.38
 2/28/1999   $  360,772.54   $279,033.55
 3/31/1999   $  369,178.54   $289,274.09
 4/30/1999   $  391,218.50   $303,014.61
 5/31/1999   $  376,000.10   $295,136.23
 6/30/1999   $  417,585.71   $306,174.32
 7/31/1999   $  453,581.60   $318,023.27
 8/31/1999   $  483,109.76   $324,828.96
 9/30/1999   $  497,458.12   $325,770.97
10/31/1999   $  531,384.76   $325,966.43
11/30/1999   $  653,071.87   $350,120.54
12/31/1999   $  777,547.37   $383,346.98
 1/31/2000   $  801,962.36   $376,485.07
 2/29/2000   $1,013,680.42   $408,712.19
 3/31/2000   $  900,046.85   $400,292.72
 4/30/2000   $  807,882.05   $371,992.03
 5/31/2000   $  756,016.02   $357,781.93
 6/30/2000   $  815,287.68   $378,891.07
 7/31/2000   $  792,215.04   $365,629.88
 8/31/2000   $  830,716.69   $380,986.33
 9/30/2000   $  779,046.11   $357,784.27
10/31/2000   $  718,903.75   $328,982.63
11/30/2000   $  649,601.43   $300,394.04
12/31/2000   $  683,120.86   $310,427.20
 1/31/2001   $  669,321.82   $314,090.24
 2/28/2001   $  626,819.89   $290,533.48
 3/31/2001   $  559,750.16   $262,932.80
 4/30/2001   $  593,726.99   $283,099.74
 5/31/2001   $  589,570.90   $280,297.05
 6/30/2001   $  560,210.27   $264,460.27
 7/31/2001   $  546,205.02   $254,860.36
 8/31/2001   $  525,066.88   $249,890.58
 9/30/2001   $  471,090.01   $217,254.87
10/31/2001   $  488,520.34   $230,029.46
11/30/2001   $  497,948.78   $239,598.69
12/31/2001   $  504,820.47   $239,934.12
 1/31/2002   $  491,291.28   $232,160.26
 2/28/2002   $  494,975.97   $233,274.63
 3/31/2002   $  521,605.67   $249,440.56
 4/30/2002   $  524,109.38   $250,937.20
 5/31/2002   $  534,434.34   $257,787.79
 6/30/2002   $  509,422.81   $245,413.98
 7/31/2002   $  466,478.47   $222,762.27
 8/31/2002   $  461,440.50   $220,712.85
 9/30/2002   $  418,987.97   $200,208.63
10/31/2002   $  420,370.63   $205,193.82
11/30/2002   $  432,771.57   $213,340.02
12/31/2002   $  427,015.71   $208,561.20
 1/31/2003   $  411,643.14   $202,575.50
 2/28/2003   $  404,974.52   $198,746.82
 3/31/2003   $  399,223.88   $197,176.72
 4/30/2003   $  432,279.62   $216,381.73
 5/31/2003   $  470,147.32   $235,250.22
 6/30/2003   $  479,785.34   $242,119.52
 7/31/2003   $  495,618.25   $248,753.60
 8/31/2003   $  524,066.74   $258,902.75
 9/30/2003   $  533,237.91   $272,106.79
10/31/2003   $  590,614.31   $291,834.53
11/30/2003   $  598,646.66   $296,036.95
12/31/2003   $  633,787.22   $313,177.48
 1/31/2004   $  655,843.01   $323,387.07
 2/29/2004   $  670,074.81   $333,961.83
 3/31/2004   $  676,507.53   $342,377.67
 4/30/2004   $  657,430.01   $332,174.81
 5/31/2004   $  656,049.41   $334,666.12
 6/30/2004   $  681,963.36   $344,070.24
 7/31/2004   $  649,842.89   $328,827.93
 8/30/2004   $  650,102.83   $330,833.78
 9/30/2004   $  674,416.67   $342,214.46
10/31/2004   $  690,939.88   $352,686.22
11/30/2004   $  747,942.42   $377,797.48
12/31/2004   $  779,804.77   $395,251.73
 1/31/2005   $  782,378.12   $398,690.42
 2/28/2005   $  827,130.15   $416,272.66
 3/31/2005   $  808,023.44   $406,989.78
 4/30/2005   $  780,793.05   $394,861.49
 5/31/2005   $  789,772.17   $396,835.80
 6/30/2005   $  807,305.12   $405,764.60
 7/31/2005   $  832,896.69   $420,818.47
 8/31/2005   $  851,387.00   $434,032.17
 9/30/2005   $  905,620.35   $449,179.89
10/31/2005   $  864,324.06   $432,694.99
11/30/2005   $  915,059.88   $450,435.48
12/31/2005   $1,000,800.99   $479,984.05
 1/31/2006   $1,074,760.19   $516,702.83
 2/28/2006   $1,085,615.26   $512,879.23
 3/31/2006   $1,159,545.66   $535,958.79
 4/30/2006   $1,240,250.04   $564,686.19
 5/31/2006   $1,167,447.36   $538,541.22
 6/30/2006   $1,121,333.19   $530,516.95
 7/31/2006   $1,105,298.13   $524,787.37
 8/31/2006   $1,126,851.44   $541,842.96
 9/30/2006   $1,131,020.79   $545,256.57

Annualized Total Returns As of 9/30/2006

                                                                         SINCE
                                                     1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------------------
International Growth Opportunities
Fund Class II                                        24.89%   19.14%     18.83%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index                 21.38%   20.20%      9.32%
--------------------------------------------------------------------------------

                                    [CHART]

             INTERNATIONAL    CITIGROUP
                GROWTH        WORLD EMI
             OPPORTUNITIES       xUS
              FUND CLASS       GROWTH
              III SHARES       INDEX
             -------------   -----------
12/31/1997   $  250,000.00   $250,000.00
 1/31/1998   $  255,925.00   $260,950.00
 2/28/1998   $  282,387.65   $279,294.79
 3/31/1998   $  312,913.75   $292,170.27
 4/30/1998   $  329,717.22   $294,595.29
 5/31/1998   $  337,861.23   $300,752.33
 6/30/1998   $  338,705.89   $293,413.97
 7/31/1998   $  345,784.84   $292,621.75
 8/31/1998   $  291,150.83   $255,546.58
 9/30/1998   $  287,162.07   $247,982.40
10/31/1998   $  298,562.40   $264,572.42
11/30/1998   $  319,342.35   $274,626.17
12/31/1998   $  340,834.09   $282,892.42
 1/31/1999   $  367,759.98   $284,844.38
 2/28/1999   $  360,772.54   $279,033.55
 3/31/1999   $  369,178.54   $289,274.09
 4/30/1999   $  391,218.50   $303,014.61
 5/31/1999   $  376,000.10   $295,136.23
 6/30/1999   $  417,585.71   $306,174.32
 7/31/1999   $  453,581.60   $318,023.27
 8/31/1999   $  483,109.76   $324,828.96
 9/30/1999   $  497,458.12   $325,770.97
10/31/1999   $  531,384.76   $325,966.43
11/30/1999   $  653,071.87   $350,120.54
12/31/1999   $  777,547.37   $383,346.98
 1/31/2000   $  801,962.36   $376,485.07
 2/29/2000   $1,013,680.42   $408,712.19
 3/31/2000   $  900,046.85   $400,292.72
 4/30/2000   $  807,882.05   $371,992.03
 5/31/2000   $  756,016.02   $357,781.93
 6/30/2000   $  815,287.68   $378,891.07
 7/31/2000   $  792,215.04   $365,629.88
 8/31/2000   $  830,716.69   $380,986.33
 9/30/2000   $  779,046.11   $357,784.27
10/31/2000   $  718,903.75   $328,982.63
11/30/2000   $  649,601.43   $300,394.04
12/31/2000   $  683,120.86   $310,427.20
 1/31/2001   $  669,321.82   $314,090.24
 2/28/2001   $  626,819.89   $290,533.48
 3/31/2001   $  559,750.16   $262,932.80
 4/30/2001   $  593,726.99   $283,099.74
 5/31/2001   $  589,570.90   $280,297.05
 6/30/2001   $  560,210.27   $264,460.27
 7/31/2001   $  546,205.02   $254,860.36
 8/31/2001   $  525,066.88   $249,890.58
 9/30/2001   $  471,090.01   $217,254.87
10/31/2001   $  488,520.34   $230,029.46
11/30/2001   $  497,948.78   $239,598.69
12/31/2001   $  504,820.47   $239,934.12
 1/31/2002   $  491,291.28   $232,160.26
 2/28/2002   $  494,975.97   $233,274.63
 3/31/2002   $  521,605.67   $249,440.56
 4/30/2002   $  524,109.38   $250,937.20
 5/31/2002   $  534,434.34   $257,787.79
 6/30/2002   $  509,422.81   $245,413.98
 7/31/2002   $  466,478.47   $222,762.27
 8/31/2002   $  461,440.50   $220,712.85
 9/30/2002   $  418,987.97   $200,208.63
10/31/2002   $  420,370.63   $205,193.82
11/30/2002   $  432,771.57   $213,340.02
12/31/2002   $  427,015.71   $208,561.20
 1/31/2003   $  411,643.14   $202,575.50
 2/28/2003   $  404,974.52   $198,746.82
 3/31/2003   $  399,223.88   $197,176.72
 4/30/2003   $  432,279.62   $216,381.73
 5/31/2003   $  470,147.32   $235,250.22
 6/30/2003   $  479,785.34   $242,119.52
 7/31/2003   $  495,618.25   $248,753.60
 8/31/2003   $  523,868.49   $258,902.75
 9/30/2003   $  533,036.19   $272,106.79
10/31/2003   $  590,177.67   $291,834.53
11/30/2003   $  598,204.09   $296,036.95
12/31/2003   $  633,079.38   $313,177.48
 1/31/2004   $  655,110.55   $323,387.07
 2/29/2004   $  669,129.91   $333,961.83
 3/31/2004   $  675,553.56   $342,377.67
 4/30/2004   $  656,705.62   $332,174.81
 5/31/2004   $  655,129.52   $334,666.12
 6/30/2004   $  680,810.60   $344,070.24
 7/31/2004   $  648,676.34   $328,827.93
 8/30/2004   $  648,935.81   $330,833.78
 9/30/2004   $  673,270.90   $342,214.46
10/31/2004   $  689,362.08   $352,686.22
11/30/2004   $  746,234.45   $377,797.48
12/31/2004   $  778,024.04   $395,251.73
 1/31/2005   $  780,591.52   $398,690.42
 2/28/2005   $  825,007.17   $416,272.66
 3/31/2005   $  805,867.01   $406,989.78
 4/30/2005   $  778,951.05   $394,861.49
 5/31/2005   $  787,675.30   $396,835.80
 6/30/2005   $  805,161.69   $405,764.60
 7/31/2005   $  830,685.32   $420,818.47
 8/31/2005   $  848,877.33   $434,032.17
 9/30/2005   $  902,781.04   $449,179.89
10/31/2005   $  861,614.22   $432,694.99
11/30/2005   $  912,190.98   $450,435.48
12/31/2005   $  997,480.83   $479,984.05
 1/31/2006   $1,071,194.67   $516,702.83
 2/28/2006   $1,082,120.85   $512,879.23
 3/31/2006   $1,155,596.86   $535,958.79
 4/30/2006   $1,235,795.28   $564,686.19
 5/31/2006   $1,163,006.94   $538,541.22
 6/30/2006   $1,116,951.86   $530,516.95
 7/31/2006   $1,100,979.45   $524,787.37
 8/31/2006   $1,122,558.65   $541,842.96
 9/30/2006   $1,126,487.60   $545,256.57

Annualized Total Returns As of 9/30/2006
                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
International Growth Opportunities
Fund Class III                                      24.99%    19.09%     18.80%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index                21.38%    20.20%      9.32%
--------------------------------------------------------------------------------

                                     [CHART]

             INTERNATIONAL    CITIGROUP
                GROWTH        WORLD EMI
             OPPORTUNITIES       xUS
             FUND CLASS IV      GROWTH
                 SHARES         INDEX
             -------------   -----------
12/31/1997   $  250,000.00   $250,000.00
 1/31/1998   $  255,925.00   $260,950.00
 2/28/1998   $  282,387.65   $279,294.79
 3/31/1998   $  312,913.75   $292,170.27
 4/30/1998   $  329,717.22   $294,595.29
 5/31/1998   $  337,861.23   $300,752.33
 6/30/1998   $  338,705.89   $293,413.97
 7/31/1998   $  345,784.84   $292,621.75
 8/31/1998   $  291,150.83   $255,546.58
 9/30/1998   $  287,162.07   $247,982.40
10/31/1998   $  298,562.40   $264,572.42
11/30/1998   $  319,342.35   $274,626.17
12/31/1998   $  340,834.09   $282,892.42
 1/31/1999   $  367,759.98   $284,844.38
 2/28/1999   $  360,772.54   $279,033.55
 3/31/1999   $  369,178.54   $289,274.09
 4/30/1999   $  391,218.50   $303,014.61
 5/31/1999   $  376,000.10   $295,136.23
 6/30/1999   $  417,585.71   $306,174.32
 7/31/1999   $  453,581.60   $318,023.27
 8/31/1999   $  483,109.76   $324,828.96
 9/30/1999   $  497,458.12   $325,770.97
10/31/1999   $  531,384.76   $325,966.43
11/30/1999   $  653,071.87   $350,120.54
12/31/1999   $  777,547.37   $383,346.98
 1/31/2000   $  801,962.36   $376,485.07
 2/29/2000   $1,013,680.42   $408,712.19
 3/31/2000   $  900,046.85   $400,292.72
 4/30/2000   $  807,882.05   $371,992.03
 5/31/2000   $  756,016.02   $357,781.93
 6/30/2000   $  815,287.68   $378,891.07
 7/31/2000   $  792,215.04   $365,629.88
 8/31/2000   $  830,716.69   $380,986.33
 9/30/2000   $  779,046.11   $357,784.27
10/31/2000   $  718,903.75   $328,982.63
11/30/2000   $  649,601.43   $300,394.04
12/31/2000   $  683,120.86   $310,427.20
 1/31/2001   $  669,321.82   $314,090.24
 2/28/2001   $  626,819.89   $290,533.48
 3/31/2001   $  559,750.16   $262,932.80
 4/30/2001   $  593,726.99   $283,099.74
 5/31/2001   $  589,570.90   $280,297.05
 6/30/2001   $  560,210.27   $264,460.27
 7/31/2001   $  546,205.02   $254,860.36
 8/31/2001   $  525,066.88   $249,890.58
 9/30/2001   $  471,090.01   $217,254.87
10/31/2001   $  488,520.34   $230,029.46
11/30/2001   $  497,948.78   $239,598.69
12/31/2001   $  504,820.47   $239,934.12
 1/31/2002   $  491,291.28   $232,160.26
 2/28/2002   $  494,975.97   $233,274.63
 3/31/2002   $  521,605.67   $249,440.56
 4/30/2002   $  524,109.38   $250,937.20
 5/31/2002   $  534,434.34   $257,787.79
 6/30/2002   $  509,422.81   $245,413.98
 7/31/2002   $  466,478.47   $222,762.27
 8/31/2002   $  461,440.50   $220,712.85
 9/30/2002   $  418,987.97   $200,208.63
10/31/2002   $  420,370.63   $205,193.82
11/30/2002   $  432,771.57   $213,340.02
12/31/2002   $  427,015.71   $208,561.20
 1/31/2003   $  411,643.14   $202,575.50
 2/28/2003   $  404,974.52   $198,746.82
 3/31/2003   $  399,223.88   $197,176.72
 4/30/2003   $  432,279.62   $216,381.73
 5/31/2003   $  470,147.32   $235,250.22
 6/30/2003   $  479,785.34   $242,119.52
 7/31/2003   $  495,618.25   $248,753.60
 8/31/2003   $  523,868.49   $258,902.75
 9/30/2003   $  533,036.19   $272,106.79
10/31/2003   $  590,177.67   $291,834.53
11/30/2003   $  598,204.09   $296,036.95
12/31/2003   $  633,079.38   $313,177.48
 1/31/2004   $  655,110.55   $323,387.07
 2/29/2004   $  669,129.91   $333,961.83
 3/31/2004   $  675,553.56   $342,377.67
 4/30/2004   $  656,705.62   $332,174.81
 5/31/2004   $  655,129.52   $334,666.12
 6/30/2004   $  680,810.60   $344,070.24
 7/31/2004   $  648,676.34   $328,827.93
 8/30/2004   $  648,935.81   $330,833.78
 9/30/2004   $  673,270.90   $342,214.46
10/31/2004   $  689,362.08   $352,686.22
11/30/2004   $  746,234.45   $377,797.48
12/31/2004   $  778,024.04   $395,251.73
 1/31/2005   $  780,591.52   $398,690.42
 2/28/2005   $  825,007.17   $416,272.66
 3/31/2005   $  805,867.01   $406,989.78
 4/30/2005   $  778,951.05   $394,861.49
 5/31/2005   $  787,675.30   $396,835.80
 6/30/2005   $  805,161.69   $405,764.60
 7/31/2005   $  830,685.32   $420,818.47
 8/31/2005   $  848,877.33   $434,032.17
 9/30/2005   $  903,120.59   $449,179.89
10/31/2005   $  861,938.29   $432,694.99
11/30/2005   $  912,706.45   $450,435.48
12/31/2005   $  998,227.05   $479,984.05
 1/31/2006   $1,072,195.67   $516,702.83
 2/28/2006   $1,083,132.07   $512,879.23
 3/31/2006   $1,156,893.36   $535,958.79
 4/30/2006   $1,237,528.83   $564,686.19
 5/31/2006   $1,165,009.64   $538,541.22
 6/30/2006   $1,119,108.26   $530,516.95
 7/31/2006   $1,103,328.83   $524,787.37
 8/31/2006   $1,124,843.75   $541,842.96
 9/30/2006   $1,129,005.67   $545,256.57

Annualized Total Returns As of 9/30/2006

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
International Growth Opportunities
Fund Class IV                                       25.01%    19.10%     18.80%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index                21.38%    20.20%      9.32%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I THROUGH IV SHARES COMPARED WITH THE CITIGROUP WORLD EMI xUS GROWTH INDEX INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I THROUGH IV SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I THROUGH IV SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999, CLASS II SHARES COMMENCED OPERATIONS ON JUNE 5, 2003, CLASS III SHARES ON SEPTEMBER 30, 2005, AND CLASS IV SHARES ON AUGUST 31, 2005. THE HISTORICAL PERFORMANCE OF CLASS II, III, AND IV SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF THE RELEVANT CLASS. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE CITIGROUP WORLD EMI xUS GROWTH INDEX COVERS ONLY THOSE COMPANIES IN EACH COUNTRY THAT EXHIBIT GROWTH CHARACTERISTICS RELATIVE TO OTHER COMPANIES IN THE SAME COUNTRY ACCORDING TO A MULTIVARIABLE FORMULA. THE INDEX IS UNMANAGED AND DOES NOT INCLUDE NON-EXTRAORDINARY DIVIDENDS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES, AND INCLUDES REINVESTED DIVIDENDS. ONE CAN NOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                         NUMBER OF
                                                           SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 95.0%
BELGIUM - 2.7%
   EVS Broadcasting Equipment S.A.                          33,512   $ 1,863,613
   Umicore                                                  21,127     3,123,199
                                                                     -----------
                                                                       4,986,812
                                                                     -----------
BRAZIL - 1.0%
   Cyrela Brazil Realty S.A.                                55,500       945,622
   Gafisa S.A.*                                             71,200       919,926
                                                                     -----------
                                                                       1,865,548
                                                                     -----------
CANADA - 3.7%
   Gildan Activewear, Inc. Cl. A*                           85,500     4,164,451
   Novatel, Inc.*                                           41,800     1,919,456
   Reitman's Canada., Ltd. Cl. A                            48,800       838,084
                                                                     -----------
                                                                       6,921,991
                                                                     -----------
DENMARK - 2.8%
   Carlsberg A/S Cl. B                                      22,650     1,902,602
   Jyske Bank*, ##                                          58,600     3,374,510
                                                                     -----------
                                                                       5,277,112
                                                                     -----------
FINLAND - 1.0%
   Cargotec Corp. Cl. B                                     46,160     1,951,250
                                                                     -----------
FRANCE - 8.1%
   Compagnie Generale de Geophysique S.A.*, ##              17,219     2,645,816
   Neopost S.A.                                             45,409     5,412,806
   Nexans S.A.                                              27,382     2,377,735
   SOITEC*                                                  63,918     1,846,073
   Teleperformance ##                                       74,051     2,757,841
                                                                     -----------
                                                                      15,040,271
                                                                     -----------
GERMANY - 10.0%
   Aareal Bank AG*                                          82,008     3,633,850
   Heidelberger Druckmaschinen ##                           63,479     2,614,195
   IKB Deutsche Industriebank AG ##                         50,032     1,735,291
   Interhyp AG*, ##                                         24,286     2,193,802
   IVG Immobilien AG ##                                     69,835     2,524,748
   QSC AG*, ##                                             289,409     1,708,397
   Stada Arzneimittel AG                                    83,234     4,248,043
                                                                     -----------
                                                                      18,658,326
                                                                     -----------
GREECE - 0.3%
   Jumbo S.A.                                               30,700       465,115
                                                                     -----------
HONG KONG - 1.4%
   Melco International Development                       1,241,000     2,653,285
                                                                     -----------
INDONESIA - 1.7%
   Bakrie & Brothers Tbk PT*                            77,571,500     1,261,325
   United Tractors Tbk PT                                2,878,000     1,887,469
                                                                     -----------
                                                                       3,148,794
                                                                     -----------
IRELAND - 5.3%
   C&C Group PLC                                           164,254     2,228,416
   FBD Holdings PLC                                         68,854     3,276,013
   Kingspan Group PLC                                      209,769     4,318,029
                                                                     -----------
                                                                       9,822,458
                                                                     -----------
ITALY - 3.4%
   Azimut Holding SpA                                      187,913     2,142,349
   Buzzi Unicem SpA                                         51,756     1,222,730
   Digital Multimedia Technologies SpA*                     51,769     3,069,724
                                                                     -----------
                                                                       6,434,803
                                                                     -----------
JAPAN - 18.1%
   Asics Corp.                                             159,000   $ 2,072,596
   Disco Corp.                                              34,600     2,124,677
   Haseko Corp.*, ##                                     1,274,600     4,393,870
   Honeys Co., Ltd.                                         45,700     2,334,062
   Hoosiers Corp. ##                                         1,119     1,573,320
   Japan General Estate Co., Ltd.                           69,800     1,670,139
   Katokichi Co., Ltd.                                     215,100     1,758,112
   KK DaVinci Advisors*                                      2,052     1,963,969
   Komatsu Electronic Metals Co., Ltd.                      59,300     2,345,581
   Q'Sai Co., Ltd. ##                                      172,700     2,786,546
   Taiheiyo Cement Corp.                                   421,500     1,560,119
   Takeuchi Manufacturing Co., Ltd. ##                      47,100     2,190,141
   THK Co., Ltd.                                            67,900     1,604,548
   Tokuyama Corp. ##                                       140,800     1,884,250
   Tokyu Land Corp.                                        369,400     3,504,239
                                                                     -----------
                                                                      33,766,169
                                                                     -----------
NETHERLANDS - 2.5%
   SBM Offshore NV                                          34,103       925,775
   Unit 4 Agresso NV*                                       91,736     1,812,823
   USG People NV*                                           26,958     1,883,320
                                                                     -----------
                                                                       4,621,918
                                                                     -----------
NORWAY - 1.1%
   Golden Ocean Group, Ltd.*                             1,961,000     2,015,555
                                                                     -----------
REPUBLIC OF CHINA - 2.7%
   AAC Acoustic Technology Holdings, Inc.*               2,889,800     3,337,701
   Focus Media Holding, Ltd. ADR*                           30,600     1,772,352
                                                                     -----------
                                                                       5,110,053
                                                                     -----------
SINGAPORE - 1.7%
   SembCorp Marine, Ltd.##                               1,502,000     3,162,305
                                                                     -----------
SPAIN - 3.8%
   Grifols SA*                                             216,148     2,187,706
   Red Electrica de Espana                                 126,802     4,916,775
                                                                     -----------
                                                                       7,104,481
                                                                     -----------
SWEDEN - 7.0%
   Alfa Laval AB                                            74,200     2,490,697
   Meda AB Cl. A##                                         139,600     3,209,721
   Modern Times Group AB Cl. B                              68,300     3,532,172
   Nobia AB                                                 54,900     1,835,356
   Ssab Svenskt Stal AB Cl. A                              108,800     2,026,485
                                                                     -----------
                                                                      13,094,431
                                                                     -----------
SWITZERLAND - 2.8%
   Panalpina Welttransport AG                               10,695     1,147,157
   Phonak Holding AG                                        63,633     4,014,012
                                                                     -----------
                                                                       5,161,169
                                                                     -----------
UNITED KINGDOM - 13.9%
   Aberdeen Asset Management PLC                           960,154     2,936,888
   ARM Holdings PLC                                        846,381     1,857,672
   Big Yellow Group PLC                                    218,506     1,992,833
   Carphone Warehouse PLC                                  540,511     3,102,142
   Charter PLC*                                             86,977     1,385,858
   Debt Free Direct Group PLC                              208,589     2,263,772
   Homeserve PLC                                            67,467     2,095,795
   Michael Page International PLC                          316,964     2,278,000
   NDS Group PLC - ADR*                                     37,200     1,634,196
   Raymarine PLC                                           251,226     1,794,987
   RPS Group PLC                                           522,198     2,233,757
   Tullow Oil PLC*                                         131,774       927,975

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      NUMBER OF
                                                        SHARES         VALUE
-------------------------------------------------------------------------------
   Venture Production PLC*                               101,239   $  1,398,464
                                                                   ------------
                                                                     25,902,339
-------------------------------------------------------------------------------
Total Common Stock (Cost: $152,210,095)                             177,164,185
-------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 18.3%
MONEY MARKET FUNDS - 11.4%
   Boston Global Investment Trust - Enhanced
      Portfolio, 5.320%**                            $21,227,863     21,227,863
                                                                   ------------
TIME DEPOSIT - 6.9%
   Bank of America London  4.630%, 10/01/06           12,964,250     12,964,250
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $34,192,113)                     34,192,113
-------------------------------------------------------------------------------
Total Investments - 113.3% (Cost: $186,402,208)                     211,356,298
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (13.3%)                     (24,731,732)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $186,624,566
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                    PERCENT OF
SECTOR                                                              NET ASSETS
-------------------------------------------------------------------------------
Industrial                                                                 21.7%
Consumer, Non-cyclical                                                     17.6
Financial                                                                  14.6
Consumer, Cyclical                                                         12.8
Communications                                                              8.9
Technology                                                                  8.4
Basic Materials                                                             3.8
Energy                                                                      3.2
Utilities                                                                   2.6
Diversified                                                                 1.4
Short Term Investments                                                     18.3
-------------------------------------------------------------------------------
Total Investments                                                         113.3%
-------------------------------------------------------------------------------
Liabilities in excess of other assets                                     (13.3)
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
===============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS FUND

MANAGEMENT TEAM: JOSEPH DEVINE, Portfolio Manager; VINCENT WILLYARD, CFA, Portfolio Manager; STEPHEN DERKASH, Analyst; BARRY KENDALL, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Emerging Markets Fund seeks to maximize long-term capital appreciation primarily through investments in countries with emerging securities markets. These markets have yet to reach a level of maturity associated with the developed foreign stock markets and are, in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

MARKET OVERVIEW: From August 18 (the inception date of the Fund) through September 30, 2006, emerging market equities rose slightly. Gains in a number of countries were largely offset by losses in others. For example:

     - Stocks in India rose more than 9%, buoyed by robust economic expansion. GDP grew 9.3% in the year ended March 31, 2006 and at an 8.9% annual pace from April through June 2006.

     - In Latin America, Mexican equities registered solid gains, boosted by clarity over the outcome of the July presidential election, while Brazilian stocks declined amid weak economic data.

     - South African equities fell nearly 7%. The country's stock market is dominated by materials companies, which were hurt by declining commodity prices.

Telecommunication services stocks turned in the best results on healthy growth, rising dividend yields and interest from strategic buyers. Energy was the worst-performing sector due to falling oil prices.

PERFORMANCE: The Fund's Class I shares gained 0.40% from the August 18, 2006 inception of the Fund through September 30, 2006. During the same time period, the MSCI Emerging Markets Index increased 0.37%.

PORTFOLIO SPECIFICS: Stock selection in South Korea, Hong Kong and the information technology sector had a significant, positive impact on performance versus the index. One of the Fund's best-performing holdings was Hengan International, a Chinese consumer products company whose shares trade on the Hong Kong Stock Exchange. Hengan reported solid operating results, driven by strong brand loyalty, new product launches and an improved product mix.

An underweight in Russia that resulted from our bottom-up investment process also helped relative results, as equities in this oil-producing nation declined on falling crude prices. Areas of relative weakness included stock selection in Indonesia and the industrials sector, as well as an underweight in telecommunication services.

The Fund was well diversified across countries and sectors at September 30. The largest overweights versus the index were in China (+5.2%) and industrials (+10.8%). The largest underweights were in Taiwan (-4.5%) and energy (-5.4%).

MARKET OUTLOOK: We are cautiously optimistic in our near-term outlook for emerging market equities. While global growth should remain strong overall, there are risks facing the market, such as a greater-than-expected U.S. economic slowdown or a shift in the geopolitical landscape. Over the long run, however, we think the prospects for emerging market equities remain bright, as structural reforms and sounder macroeconomic polices have led to improved fundamentals among countries and companies.

Both near and long term, we are confident that our research-intensive investment process will uncover exciting investment opportunities for the Fund.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                      NUMBER OF
                                                        SHARES         VALUE
-------------------------------------------------------------------------------
COMMON STOCK - 93.9%
ARGENTINA - 0.3%
   Tenaris S.A. - ADR                                        100   $      3,538
                                                                   ------------
BRAZIL - 12.4%
   All America Latina Logistica S.A                        4,000         31,138
   Cosan S.A. Industria e Comercio*                          300          4,843
   Cyrela Brazil Realty S.A                                  900         15,334
   Gerdau S.A. - ADR                                         700          9,485
   Localiza Rent A CAR                                       400          8,310
   Lojas Renner S.A                                          100          5,804
   Natura Cosmeticos S.A                                     600          7,376
   Petroleo Brasileiro S.A. - ADR                            270         22,634
   Tim Participacoes S.A. - ADR                              200          5,570
   Unibanco - Uniao de Bancos
      Brasileiros S.A. - GDR                                 200         14,800
                                                                   ------------
                                                                        125,294
                                                                   ------------
EGYPT - 2.2%
   Orascom Construction - GDR Reg S                           70          6,076
   Orascom Telecom Holding SAE                               278         15,838
                                                                   ------------
                                                                         21,914
                                                                   ------------
HONG KONG - 5.7%
   Foxconn International Holdings, Ltd.*                   7,000         21,650
   Hengan International Group Co., Ltd. H                  6,000         12,890
   Hutchison Telecommunications
      International, Ltd.*                                 5,000          8,765
   Melco International Development                         2,000          4,276
   Shun Tak Holdings, Ltd.                                 8,000          9,445
                                                                   ------------
                                                                         57,026
                                                                   ------------
HUNGARY - 0.9%
   Gedeon Richter RT                                          43          8,864
                                                                   ------------
INDIA - 3.9%
   ITC, Ltd. - GDR 144A#                                   2,700         11,032
   Reliance Industries, Ltd. GDR 144A#                       261         13,180
   Satyam Computer Services, Ltd. - ADR                      400         15,476
                                                                   ------------
                                                                         39,688
                                                                   ------------
INDONESIA - 6.1%
   Bakrie & Brothers Tbk PT*                             613,000          9,967
   Bank Niaga Tbk PT                                      81,000          6,498
   Ciputra Surya Tbk PT                                   75,500          6,138
   Kawasan Industri Jababeka Tbk PT                      384,500          5,210
   Perusahaan Gas Negara PT                               10,000         13,062
   PT Perusahaan Perkebunan London
      Sumatra Indonesia Tbk                               15,500          7,435
   United Tractors Tbk PT                                 19,500         12,789
                                                                   ------------
                                                                         61,099
                                                                   ------------
ISRAEL - 1.0%
Bank Hapoalim BM                                           2,098          9,912
                                                                   ------------
MALAYSIA - 2.7%
Bumiputra-Commerce Holdings Berhad                         7,300         13,163
IOI Corp. Berhad                                           2,000          8,785
Maxis Communications Berhad                                2,000          4,826
                                                                   ------------
                                                                         26,774
                                                                   ------------
MEXICO - 5.6%
   America Movil S.A. de CV - ADR                            330         12,992
   Consorcio ARA S.A. de CV                                1,500          7,363
   Corp. GEO S.A. de CV Cl. B*                             2,500         10,513
   Empresas ICA Sociedad Controladora S.A. de CV*          2,400          8,641
   Fomento Economico Mexicano S.A. de CV - ADR               100   $      9,694
   Industrias Penoles SA de CV                               900          6,994
                                                                   ------------
                                                                         56,197
                                                                   ------------
PERU - 2.6%
   Credicorp, Ltd.                                           400         16,792
   Southern Copper Corp.                                     100          9,250
                                                                   ------------
                                                                         26,042
                                                                   ------------
PHILIPPINES - 0.6%
   Robinsons Land Corp.                                   26,100          6,304
   POLAND - 1.7%
   Globe Trade Centre S.A.*                                  862          8,247
   Grupa Lotos S.A.*                                         629          9,288
                                                                   ------------
                                                                         17,535
                                                                   ------------
REPUBLIC OF CHINA - 6.1%
   AAC Acoustic Technology Holdings, Inc.*                14,000         16,170
   Celestial Nutrifoods, Ltd.                             18,000         17,474
   China Hongxing Sports, Ltd.                            10,000         10,212
   China Shenhua Energy Co., Ltd.                          4,500          7,242
   Nine Dragons Paper Holdings, Ltd.                       8,700          9,870
                                                                   ------------
                                                                         60,968
                                                                   ------------
RUSSIAN FEDERATION - 7.3%
   Evraz Group S.A. - GDR Reg S                              569         13,400
   Gazprom OAO - ADR                                          82          3,525
   LUKOIL Oil Co. - ADR                                      230         17,365
   OAO Gazprom - ADR Reg S                                   448         19,229
   Surgutneftegaz OJSC - ADR                                 100          8,750
   Unified Energy System - GDR Reg S                         160         11,680
                                                                   ------------
                                                                         73,949
                                                                   ------------
SINGAPORE - 2.7%
   Inter-Roller Engineering, Ltd.                         19,000          9,941
   Midas Holdings, Ltd.                                   12,000          7,224
   Sembawang Kimtrans, Ltd.                               25,000         10,480
                                                                   ------------
                                                                         27,645
                                                                   ------------
SOUTH AFRICA - 6.9%
   Ellerine Holdings, Ltd.                                 1,054          8,853
   Impala Platinum Holdings, Ltd.                             44          7,278
   Imperial Holdings, Ltd.                                   271          4,509
   Kumba Resources, Ltd.                                     435          7,392
   Naspers, Ltd. Cl. N                                       464          7,144
   Pretoria Portland Cement Co., Ltd.                        162          7,255
   Sasol, Ltd.                                               426         14,039
   Wilson Bayly Holmes-Ovcon, Ltd.                         1,583         13,022
                                                                   ------------
                                                                         69,492
                                                                   ------------
SOUTH KOREA - 14.8%
   Cheil Industries, Inc.                                    150          6,506
   Daishin Securities Co., Ltd.                              530         11,507
   Hynix Semiconductor, Inc.*                                420         16,552
   Hyundai Engineering & Construction Co., Ltd.*             600         32,266
   Industrial Bank of Korea                                1,040         17,800
   Korea Investment Holdings Co., Ltd.                       460         19,902
   Korea Zinc Co., Ltd.                                       70          6,323
   NHN Corp.                                                  98         10,281
   Shinhan Financial Group Co., Ltd.                         410         18,475
   STX Pan Ocean Co., Ltd.                                18,000          9,588
                                                                   ------------
                                                                        149,200
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             NUMBER OF
                                                               SHARES     VALUE
--------------------------------------------------------------------------------
TAIWAN - 7.4%
   Advanced Semiconductor Engineering, Inc.*                    9,000    $ 8,362
   ASE Test, Ltd.*                                              1,300     11,102
   Asustek Computer, Inc.                                       4,000      9,390
   Catcher Technology Co., Ltd.                                 1,000      8,581
   Cathay Financial Holding Co., Ltd.                           5,000     10,016
   Far Eastern Textile, Ltd.                                    7,000      5,192
   Siliconware Precision Industries Co.                        10,000     11,919
   United Microelectronics Corp. - ADR                          3,300     10,164
                                                                         -------
                                                                          74,726
                                                                         -------
THAILAND - 1.1%
   Thai Beverage PCL                                           58,000     10,785
                                                                         -------
UNITED STATES - 1.9%
   NII Holdings, Inc. Cl. B*                                      300     18,648
--------------------------------------------------------------------------------
Total Common Stock (Cost: $943,378)                                      945,600
--------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 2.0%
INDIA - 2.0%
   Merrill Lynch Associated Cement Co., Ltd - 7/12/11             380      8,219
   UBS AG Sterlite Industries, Ltd. - 6/18/07                   1,222     11,618
                                                                         -------
                                                                          19,837
--------------------------------------------------------------------------------
Total Equity-Linked Securities (Cost: $17,966)                            19,837
--------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                            AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.7%
TIME DEPOSIT - 1.7%
   Brown Brothers Harriman & Co. 4.630%,
      10/01/06 (Cost: $16,782)                             $16,782        16,782
--------------------------------------------------------------------------------
Total Investments - 97.6% (Cost: $978,126)                               982,219
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 2.4%                              24,500
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $1,006,719
--------------------------------------------------------------------------------
*    NON-INCOME PRODUCING SECURITIES.

# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2006 WAS $24,212 OR 2.41% OF NET ASSETS.

ADR - AMERICAN DEPOSITORY RECEIPT

GDR - GLOBAL DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                   PERCENTAGE OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Industrial                                                              21.0%
Financial                                                               18.9
Consumer, Non-cyclical                                                  10.7
Communications                                                          10.5
Energy                                                                   9.5
Basic Materials                                                          8.0
Technology                                                               7.3
Consumer, Cyclical                                                       4.7
Utilities                                                                4.4
Diversified                                                              0.9
Short Term Investments                                                   1.7
--------------------------------------------------------------------------------
Total Investments                                                       97.6%
--------------------------------------------------------------------------------
Other assets in excess of liabilities                                    2.4
--------------------------------------------------------------------------------
Net Assets                                                             100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL SYSTEMATIC FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; STEVEN TAEL, PH.D., Portfolio Manager; KUNAL GHOSH, Portfolio Manager

GOAL: The International Systematic Fund seeks to maximize long-term capital appreciation through investments primarily in companies located in the developed countries represented in the MSCI EAFE Index. The Investment Adviser identifies investment opportunities using a quantitative model that integrates stock, sector, country and currency selection decisions.

MARKET OVERVIEW: Equities in non-U.S. developed countries climbed higher during the six months ended September 30, 2006. The U.S. dollar weakened against a broad basket of currencies, boosting returns for U.S.-based investors.

Positive results from European stocks drove this period's gain. European markets were supported by a favorable economic and earnings backdrop that trumped concerns about inflationary pressures and rising interest rates from the region's central banks. GDP grew at its fastest pace in six years in the Eurozone countries, and growth in the United Kingdom was also robust. Corporate earnings were at record highs, fueled by revenue growth and productivity gains. A torrid pace of merger activity lent further support to stock prices.

Losses in Japan weighed on equity returns in the Asia Pacific region, as Japanese stocks gave back most of their gains from earlier in 2006. Business sentiment was positive, unemployment hit an eight-year low and the Bank of Japan raised interest rates for the first time since 2000 -- strong evidence that deflation was ending. Despite these positives, investors worried that slowing U.S. economic growth would depress demand for Japanese exports. Outside of Japan, equity performance in the Asia Pacific region was strong. Stocks in Australia, the second-largest market, advanced as tax cuts, the best job market in thirty years and near-record wage increases buoyed consumer spending.

PERFORMANCE: Between April 1 and September 30, 2006, the Fund's Class I shares posted a 4.38% increase and the MSCI EAFE Index rose 4.97%.

PORTFOLIO SPECIFICS: Stock selection in France and the information technology and financials sectors had a major, positive impact on results versus the index. Top-performing holdings included France-based Vallourec, a steel tube producer; China-based Foxconn International, an assembler of mobile phone handsets; and Netherlands-based Fortis, a diversified financial services company. Vallourec advanced on continued strong global demand for value-added steel products. Foxconn International benefited from share gains with existing customers and vertical integration that has helped preserve margins. Fortis reported better-than-expected earnings, driven by higher net interest income and increased trading activity.

Stock selection in the consumer discretionary sector weighed on relative performance, where select automotive components manufacturers were hurt by increasing global competition. Stock selection in the United Kingdom and the materials sector was also unfavorable.

The Fund continues to be well diversified across countries and sectors. Based on the model's bottom-up stock selection recommendations, the Fund's largest overweights versus the MSCI EAFE Index were Japan (+3.7%) and the information technology sector (+5.7%). The largest underweights versus the MSCI EAFE Index were the United Kingdom (-5.3%) and the energy sector (-4.6%).

MARKET OUTLOOK: The Fund's investment process evaluates opportunities on a relative basis and is required to remain fully invested. The Fund's investment process neither utilizes, nor results in, a forecast or outlook on the overall market. Rather, the Fund expects to outperform the MSCI EAFE Index in both up and down markets. We are confident that the Fund's proprietary stock-selection model, in conjunction with its risk-controlled approach to portfolio construction, will continue to add value above the benchmark over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL SYSTEMATIC FUND CLASS I SHARES WITH THE MSCI EAFE INDEX.

                                     [CHART]

             INTERNATIONAL SYSTEMATIC
                FUND CLASS I SHARES     MSCI INDEX
--------------------------------------------------
  7/6/2005           $250,000            $250,000
 7/31/2005           $262,750            $258,350
 8/31/2005           $272,498            $264,964
 9/30/2005           $290,755            $276,808
10/31/2005           $280,492            $268,753
11/30/2005           $289,748            $275,391
12/31/2005           $305,713            $288,224
 1/31/2006           $332,341            $305,950
 2/28/2006           $333,371            $305,338
 3/31/2006           $347,306            $315,536
 4/30/2006           $369,360            $330,840
 5/31/2006           $355,176            $318,400
 6/30/2006           $351,873            $318,527
 7/31/2006           $355,181            $321,713
 8/31/2006           $363,812            $330,656
 9/30/2006           $362,538            $331,218

Annualized Total Returns As of 9/30/2006

                                                        1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
International Systematic
Fund Class I                                            24.68%        35.09%
--------------------------------------------------------------------------------
MSCI EAFE Index                                         19.65%        25.55%
--------------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES WITH THE MSCI EAFE INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUALS' INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 900 COMPANIES AND IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTMENT DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                          NUMBER OF
                                                            SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 98.9%
AUSTRALIA - 2.7%
   Australia & New Zealand Banking Group, Ltd.                 200    $    4,009
   Broken Hill Proprietary, Ltd.                             1,400        26,777
   Lihir Gold, Ltd.*                                        14,200        30,625
   Multiplex Group                                          10,000        26,268
   Oxiana, Ltd.                                             19,100        41,335
                                                                      ----------
                                                                         129,014
                                                                      ----------
BELGIUM - 4.2%
   Fortis                                                      700        28,375
   Fortis                                                    2,800       113,536
   Interbrew                                                   400        22,001
   KBC Groep NV                                                300        31,561
                                                                      ----------
                                                                         195,473
                                                                      ----------
DENMARK - 0.6%
   Dampskibsselskabet Torm A/S                                 300        15,492
   Danske Bank A/S                                             300        11,785
                                                                      ----------
                                                                          27,277
                                                                      ----------
FINLAND - 4.7%
   Kesko OYJ Cl. B                                             900        37,805
   Nokia OYJ                                                 1,200        23,805
   Outokumpu OYJ                                             4,000       101,999
   Rautaruukki OYJ                                           2,000        57,384
                                                                      ----------
                                                                         220,993
                                                                      ----------
FRANCE - 9.5%
   BNP Paribas                                                 880        94,586
   Capgemini S.A                                               200        10,598
   Credit Agricole S.A                                       1,200        52,656
   Groupe Steria SCA                                           100         5,320
   Renault S.A                                                 700        80,204
   Sanofi - Aventis S.A                                        800        71,141
   Societe Generale                                            400        63,591
   Total S.A                                                   252        16,520
   Vallourec S.A                                               200        46,591
   Vivendi                                                     100         3,601
                                                                      ----------
                                                                         444,808
                                                                      ----------
GERMANY - 2.9%
   Continental AG                                              100        11,583
   DaimlerChrysler AG                                          100         4,992
   Deutsche Bank AG                                            200        24,109
   Hannover Rueckversicherung AG                               700        29,413
   Thyssenkrupp AG                                             200         6,732
   Volkswagen AG                                               700        59,570
                                                                      ----------
                                                                         136,399
                                                                      ----------
GREECE - 0.3%
   Alpha Bank A.E                                              200         5,330
   Aluminium of Greece S.A.I.C                                 400         8,188
                                                                      ----------
                                                                          13,518
                                                                      ----------
HONG KONG - 3.2%
   CLP Holdings, Ltd.                                        5,000        30,319
   Esprit Holdings, Ltd.                                     2,000        18,133
   Foxconn International Holdings, Ltd.*                    25,000        77,320
   Hong Kong Aircraft Engineering Co., Ltd.                  1,000        14,206
   Hopewell Holdings, Ltd.                                   1,000         2,836
   Yue Yuen Industrial Holdings                              3,000         9,240
                                                                      ----------
                                                                         152,054
                                                                      ----------
IRELAND - 0.1%
   C&C Group PLC                                               500         6,783
                                                                      ----------
ITALY - 4.7%
   Banca Popolare di Verona e Novara Scrl                      800    $   22,082
   Banche Popolari Unite Scpa                                4,600       123,650
   Capitalia SpA                                               600         4,963
   ENI SpA                                                     900        26,644
   SanPaolo IMI SpA                                            200         4,218
   Telecom Italia SpA                                       13,900        39,442
                                                                      ----------
                                                                         220,999
                                                                      ----------
JAPAN - 27.3%
   Astellas Pharma, Inc.                                       700        28,162
   Brother Industries, Ltd.                                  7,000        88,045
   Canon, Inc.                                               1,900        99,132
   Denso Corp.                                                 300        10,545
   Fuji Heavy Industries, Ltd.                               4,000        22,767
   Honda Motor Co., Ltd.                                     2,500        84,064
   Ibiden Co., Ltd.                                            500        26,426
   Isuzu Motors, Ltd.                                        3,000         9,834
   Itochu Corp.                                             10,000        77,500
   Keiyo Co., Ltd.                                           1,000         6,793
   Kobe Steel, Ltd.                                          6,000        18,854
   Konica Minolta Holdings, Inc.                             2,000        26,799
   Marubeni Corp.                                           10,000        49,803
   Matsushita Electric Industries Co., Ltd.                  2,000        42,350
   Mazda Motor Corp.                                         3,000        18,193
   Mitsubishi Corp.                                            800        15,043
   Mitsui & Co., Ltd.                                        5,000        63,609
   Mitsui Trust Holdings, Inc.                               1,000        11,384
   Mizuho Financial Group, Inc.                                  2        15,517
   Nintendo Co., Ltd.                                          200        41,232
   Nippon Electric Glass Co., Ltd.                           1,000        22,064
   Nippon Suisan Kaisha, Ltd.                                2,000        11,011
   Nippon Yusen Kabushiki Kaisha                             4,000        24,359
   Nipro Corp.                                               1,000        18,253
   Nissan Motor Co., Ltd.                                      500         5,603
   Nitto Boseki Co., Ltd.                                    3,000         9,910
   Parco Co., Ltd.                                           1,000        12,476
   Resona Holdings, Inc.                                         8        23,987
   Ricoh Company, Ltd.                                       1,000        19,904
   Seiko Corp.                                               1,000         7,352
   Shinko Electric Industries Co., Ltd.                        100         2,787
   Star Micronics Co., Ltd.                                  1,000        19,015
   Sumitomo Metal Industries, Ltd.                          17,000        65,227
   Sumitomo Mitsui Financial Group, Inc.                         1        10,503
   Suzuken Company, Ltd.                                       100         3,752
   Suzuki Motor Co.                                          1,100        27,951
   TDK Corp.                                                   400        32,050
   Tokyo Gas Co., Ltd.                                       7,000        35,099
   Toshiba Corp.                                             2,000        12,976
   Toyota Motor Corp.                                        1,600        87,003
   Yamaha Corp.                                              3,700        77,877
                                                                      ----------
                                                                       1,285,211
                                                                      ----------
NETHERLANDS - 3.0%
   Heineken Holdings NV                                      1,500        68,538
   ING Groep NV                                                400        17,577
   USG People NV                                               800        55,889
                                                                      ----------
                                                                         142,004
                                                                      ----------
NORWAY - 3.1%
   DNB NOR ASA                                               3,200        39,223
   Ementor ASA                                               2,000         9,296
   Orkla ASA Cl. A                                           2,000        95,265
                                                                      ----------
                                                                         143,784
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             NUMBER
                                                               OF
                                                             SHARES      VALUE
--------------------------------------------------------------------------------
REPUBLIC OF CHINA - 0.8%
   China Travel International Investment Hong Kong, Ltd.     28,000   $    6,180
   Citic Pacific, Ltd.                                        4,000       12,320
   TPV Technology, Ltd.                                      20,000       18,993
                                                                      ----------
                                                                          37,493
                                                                      ----------
SINGAPORE - 0.4%
   SembCorp Marine, Ltd.                                     10,000       21,054
                                                                      ----------
SPAIN - 2.6%
   Actividades de Construccion y Servicios S.A.                 100        4,738
   Banco Bilbao Vizcaya Argentaria S.A.                       1,200       27,742
   Banco Santander Central Hispano S.A.                         500        7,898
   Gestevision Telecinco S.A.                                   300        7,638
   Repsol YPF S.A.                                            1,600       47,569
   Telefonica S.A.                                            1,600       27,706
                                                                      ----------
                                                                         123,291
                                                                      ----------
SWEDEN - 3.7%
   Nordea Bank AB                                             2,500       32,749
   Sandvik AB                                                 6,800       77,942
   Skandinaviska Enskilda Banken AB Cl. A                       600       16,129
   Svenska Handelsbanken AB Cl. A                             1,800       48,632
                                                                      ----------
                                                                         175,452
                                                                      ----------
SWITZERLAND - 6.5%
   Nestle S.A.                                                   92       31,989
   Novartis AG                                                  500       29,108
   Roche Holding AG                                             789      136,036
   Swiss Reinsurance                                            600       45,791
   UBS AG                                                       700       41,756
   Zurich Financial Services AG                                  86       21,072
                                                                      ----------
                                                                         305,752
                                                                      ----------
UNITED KINGDOM - 18.6%
   3i Group PLC                                                 700       12,232
   AstraZeneca PLC                                              440       27,435
   Aviva PLC                                                    600        8,776
   Barclays PLC                                               4,200       52,878
   Barrat Developments PLC                                    1,000       19,912
   BHP Billiton PLC                                           3,700       63,723
   BP PLC                                                       900        9,784
   British Airways PLC*                                       1,200        9,571
   British American Tobacco PLC                               1,800       48,552
   British Energy Group PLC*                                  1,000       10,843
   BT Group PLC                                               3,500       17,521
   George Wimpey PLC                                          5,600       54,185
   GlaxoSmithKline PLC                                        5,100      135,467
   Greene King PLC                                              300        5,060
   HBOS PLC                                                   1,480       29,221
   HSBC Holdings PLC                                          5,300       96,477
   Lonmin PLC                                                   500       23,900
   Marks & Spencer Group PLC                                  2,700       32,404
   Morrison Supermarkets                                      1,000        4,544
   Old Mutual PLC                                             3,500       10,951
   Rio Tinto PLC                                              1,100       51,923
   Royal Bank of Scotland Group PLC                           1,200       41,222
   Royal Dutch Shell PLC Cl. B                                  500       16,933
   Scottish & Newcastle PLC                                     600        6,388
   Taylor Woodrow PLC                                         6,900       45,723
   Vodafone Group PLC                                         2,013        4,596
   Wilson Bowden PLC                                          1,000       33,193
                                                                      ----------
                                                                         873,414
--------------------------------------------------------------------------------
Total Common Stock (Cost: $4,075,919)                                  4,654,773
--------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                            AMOUNT       VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.4%
TIME DEPOSIT - 0.4%
   Brown Brothers Harriman & Co.
      4.630%, 10/01/06 (Cost: $21,210)                      $21,210   $   21,210
--------------------------------------------------------------------------------
Total Investments - 99.3% (Cost: $4,097,129)                           4,675,983
--------------------------------------------------------------------------------
Other Assets In Excess Of Liabilities - 0.7%                              30,756
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $4,706,739
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                  PERCENTAGE OF
SECTOR                                                              NET ASSETS
-------------------------------------------------------------------------------
Financial                                                              26.1%
Consumer, Cyclical                                                     22.3
Consumer, Non-cyclical                                                 18.0
Basic Materials                                                        10.6
Industrial                                                              9.1
Communications                                                          4.5
Technology                                                              3.9
Energy                                                                  2.5
Utilities                                                               1.6
Diversified                                                             0.3
Short Term Investments                                                  0.4
-------------------------------------------------------------------------------
Total Investments                                                      99.3%
-------------------------------------------------------------------------------
Other assets in excess of liabilities                                   0.7
-------------------------------------------------------------------------------
Net Assets                                                            100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL ALL CAP GROWTH FUND

MANAGEMENT TEAM: VINCENT WILLYARD, CFA, Portfolio Manager; JOSEPH DEVINE, Portfolio Manager; STEPHEN DERKASH, Analyst; BARRY KENDALL, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The International All Cap Growth Fund seeks to maximize long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

MARKET OVERVIEW: During the six months ended September 30, 2006, growth stocks in non-U.S. developed countries outside the United States generated modest increases in U.S. dollar terms. While returns were negative in local currencies, the U.S. dollar fell against a broad basket of currencies, resulting in gains for U.S.-based investors.

European growth stocks advanced in local currency terms, despite concerns about persistent price pressures and rising interest rates. The European Central Bank increased short-term interest rates twice during the period in efforts to keep the Eurozone economies from overheating. In a similar vein, the Bank of England raised its official interest rate in August, acknowledging above-trend economic growth. A number of positive factors lent support to equity prices, including strong corporate profits, record takeover activity and falling commodity prices.

In the Asia Pacific region, growth stocks declined in most countries (in local currencies). Japan was the worst-performing market on fears that moderating U.S. economic growth and the Bank of Japan's first interest rate increase in many years would slow the country's economy. In addition, the yen significantly underperformed its European currency counterparts, which was potentially caused by declining expectations for higher interest rates and the yen carry trade.

PERFORMANCE: The Fund's Class I shares posted a 0.69% decline during the six months ended September 30, 2006. The MSCI EAFE Growth Index gained 2.78%.

PORTFOLIO SPECIFICS: Much of this period's underperformance was due to country and currency weightings relative to the index. These exposures are a function of our stock selection process that searches for the best growth ideas outside the United States. The most unfavorable country allocations were underweights in the United Kingdom and Spain. In terms of currencies, the Fund was underweight the British pound, which strengthened versus the dollar, and overweight emerging market currencies, which declined. Stock selection was modestly negative overall, led by weakness in Norway and China.

On the plus side, stock selection in a number of countries added value, including Ireland, the United Kingdom and South Korea. Some of the top-performing names in the Fund were Ireland-based Kingspan Group, a building products manufacturer with increasing market penetration levels; U.K.-based AstraZeneca, a pharmaceutical company that investors rewarded for margin expansion and its pipeline of new drugs; and South Korea-based Hynix Semiconductor, a semiconductor supplier that benefited from a favorable environment for NAND Flash and dynamic random access memory (DRAM) chips.

MARKET OUTLOOK: We are cautiously optimistic in our near-term outlook for international growth stocks given uncertainties surrounding the future strength of the global economy. Declining energy prices and the pause in U.S. monetary tightening bode well for economic growth. However, the European Central Bank has indicated the possibility of further rate hikes, and Chinese policymakers are also taking steps to control growth in their country.

In this environment, we believe our emphasis on intense fundamental research and individual stock selection will benefit the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL ALL CAP GROWTH FUND CLASS I SHARES WITH THE MSCI EAFE GROWTH INDEX.

                                    [CHART]

             INTERNATIONAL ALL CAP FUND
                   CLASS I SHARES         MSCI EAFE GROWTH INDEX
             --------------------------   ----------------------
 6/30/1999            $250,000                    $250,000
 7/31/1999            $258,000                    $254,800
 8/31/1999            $263,753                    $256,354
 9/30/1999            $269,002                    $260,456
10/31/1999            $292,997                    $274,286
11/30/1999            $382,244                    $294,282
12/31/1999            $469,510                    $326,976
 1/31/2000            $484,769                    $308,437
 2/29/2000            $630,006                    $325,555
 3/31/2000            $535,253                    $332,001
 4/30/2000            $451,486                    $310,222
 5/31/2000            $419,250                    $291,329
 6/30/2000            $446,753                    $301,730
 7/31/2000            $427,274                    $282,811
 8/31/2000            $445,006                    $285,922
 9/30/2000            $420,264                    $267,051
10/31/2000            $385,004                    $254,607
11/30/2000            $343,500                    $242,793
12/31/2000            $349,855                    $247,260
 1/31/2001            $336,841                    $246,568
 2/28/2001            $307,098                    $221,566
 3/31/2001            $275,129                    $206,344
 4/30/2001            $286,657                    $220,603
 5/31/2001            $282,930                    $211,801
 6/30/2001            $271,783                    $201,550
 7/31/2001            $256,155                    $196,672
 8/31/2001            $247,241                    $187,724
 9/30/2001            $215,644                    $170,002
10/31/2001            $225,304                    $176,769
11/30/2001            $242,788                    $185,854
12/31/2001            $245,022                    $186,932
 1/31/2002            $239,827                    $176,857
 2/28/2002            $236,110                    $179,244
 3/31/2002            $250,985                    $186,145
 4/30/2002            $246,517                    $187,225
 5/31/2002            $249,500                    $187,768
 6/30/2002            $242,439                    $182,961
 7/31/2002            $213,444                    $163,457
 8/31/2002            $208,620                    $162,231
 9/30/2002            $190,407                    $148,150
10/31/2002            $191,892                    $156,535
11/30/2002            $198,206                    $161,153
12/31/2002            $187,423                    $157,446
 1/31/2003            $184,068                    $149,668
 2/28/2003            $181,086                    $146,451
 3/31/2003            $179,964                    $145,015
 4/30/2003            $200,408                    $157,733
 5/31/2003            $215,659                    $166,030
 6/30/2003            $219,756                    $168,969
 7/31/2003            $230,920                    $171,216
 8/31/2003            $244,683                    $174,349
 9/30/2003            $250,628                    $180,277
10/31/2003            $271,456                    $190,661
11/30/2003            $268,470                    $195,142
12/31/2003            $285,947                    $208,567
 1/31/2004            $295,984                    $212,655
 2/29/2004            $298,588                    $216,717
 3/31/2004            $304,530                    $216,955
 4/30/2004            $294,481                    $211,727
 5/31/2004            $289,651                    $211,473
 6/30/2004            $293,735                    $214,222
 7/31/2004            $281,105                    $205,546
 8/30/2004            $281,105                    $205,792
 9/30/2004            $291,899                    $210,896
10/31/2004            $298,584                    $217,961
11/30/2004            $324,978                    $233,044
12/31/2004            $336,450                    $242,925
 1/31/2005            $331,975                    $237,338
 2/28/2005            $352,126                    $246,902
 3/31/2005            $339,062                    $240,952
 4/30/2005            $326,381                    $236,495
 5/31/2005            $330,494                    $237,370
 6/30/2005            $338,327                    $239,340
 7/31/2005            $353,281                    $246,640
 8/31/2005            $368,966                    $253,743
 9/30/2005            $389,887                    $264,476
10/31/2005            $373,083                    $257,256
11/30/2005            $393,154                    $262,144
12/31/2005            $428,656                    $276,037
 1/31/2006            $462,649                    $293,069
 2/28/2006            $460,428                    $289,787
 3/31/2006            $485,844                    $301,146
 4/30/2006            $511,642                    $314,969
 5/31/2006            $482,478                    $301,929
 6/30/2006            $474,614                    $302,382
 7/31/2006            $470,864                    $303,803
 8/31/2006            $485,461                    $311,155
 9/30/2006            $482,451                    $309,475

Annualized Total Returns As of 9/30/2006

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
International All Cap Growth Fund Class I            23.75%   17.46%     9.48%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index                               17.02%   12.74%     2.99%
--------------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE MSCI EAFE GROWTH INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

ON NOVEMBER 18, 2005, THE FUND BECAME THE SUCCESSOR ENTITY TO THE
NICHOLAS-APPLEGATE INTERNATIONAL ALL CAP GROWTH FUND, A SERIES OF THE

PROFESSIONALLY MANAGED PORTFOLIOS ("ACQUIRED FUND"). THE ACQUIRED FUND TRANSFERRED ALL OF ITS ASSETS AND LIABILITIES IN EXCHANGE FOR SHARES OF THE FUND, AND THE INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS OF THE FUND ARE SUBSTANTIALLY SIMILAR TO THOSE OF THE ACQUIRED FUND. THE PERFORMANCE SHOWN ABOVE INCLUDES THE HISTORICAL PERFORMANCE OF THE ACQUIRED FUND FROM JUNE 30, 1999 TO NOVEMBER 18, 2005.

THE MSCI EAFE GROWTH INDEX IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. IT CONSISTS OF THE TOP 50% OF THE MSCI EAFE, THOSE COMPANIES WITH THE HIGHEST PRICE/BOOK VALUE RATIO. THE MSCI EAFE INDEX CONSISTS OF APPROXIMATELY 900 COMPANIES WITH AVERAGE MARKET CAPITALIZATION OF U.S. $8.7 BILLION. ITS WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATION OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY INTO AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF SEPTEMBER 30, 2006

                                                           NUMBER OF
                                                             SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 95.4%
AUSTRALIA - 2.4%
   AMP, Ltd.                                                 28,389   $  189,396
   CSL, Ltd.                                                  2,679      108,017
   Rio Tinto, Ltd.                                            3,852      201,506
                                                                      ----------
                                                                         498,919
                                                                      ----------
BELGIUM - 1.0%
   InBev NV                                                   3,760      206,809
                                                                      ----------
CANADA - 1.0%
   Rogers Communications, Inc. Cl. B                          3,900      213,938
                                                                      ----------
DENMARK - 1.0%
   Carlsberg A/S Cl. B                                        2,500      210,000
                                                                      ----------
FRANCE - 9.9%
   Alstom RGPT*                                               4,419      399,401
   BNP Paribas                                                2,069      222,384
   Compagnie Generale de Geophysique S.A.*                    1,217      187,000
   Neopost S.A.                                               1,735      206,814
   Total S.A.                                                 5,460      360,032
   Vallourec S.A.                                               702      163,535
   Veolia Environnement                                       7,894      476,087
                                                                      ----------
                                                                       2,015,253
                                                                      ----------
GERMANY - 8.6%
   Deutsche Postbank AG                                       2,784      211,069
   Hugo Boss AG                                                 817       36,140
   Hypo Real Estate Holding AG*                               7,372      459,453
   IVG Immobilien AG                                          8,089      292,442
   MAN AG                                                     2,659      224,800
   Puma AG Rudolf Dassler Sport                                 560      190,823
   Siemens AG                                                 1,250      108,940
   Stada Arzneimittel AG                                      4,512      230,281
                                                                      ----------
                                                                       1,753,948
                                                                      ----------
GREECE - 1.0%
   Piraeus Bank S.A.                                          8,087      209,392
                                                                      ----------
HONG KONG - 3.1%
   Foxconn International Holdings, Ltd.*                     48,000      148,455
   Hutchison Telecommunications International, Ltd.*        118,000      206,857
   Melco International Development                          135,000      288,633
                                                                      ----------
                                                                         643,945
                                                                      ----------
INDIA - 1.1%
   Infosys Technologies, Ltd. - ADR                           4,500      214,785
                                                                      ----------
INDONESIA - 1.2%
   Bakrie & Brothers Tbk PT*                              8,237,000      133,935
   Perusahaan Gas Negara PT                                  78,000      101,886
                                                                      ----------
                                                                         235,821
                                                                      ----------

IRELAND - 3.3%
   Anglo Irish Bank Corp. PLC                                 6,820      111,878
   FBD Holdings PLC                                           2,009       95,586
   Kingspan Group PLC                                        23,073      473,489
                                                                      ----------
                                                                         680,953
                                                                      ----------
ITALY - 2.0%
   UniCredito Italiano SpA                                   50,042      414,892
                                                                      ----------
JAPAN - 21.8%
   Chugai Pharmaceutical Co., Ltd.##                         10,400   $  223,741
   Fanuc, Ltd.                                                1,100       85,902
   Haseko Corp.*                                             83,400      287,501
   Honda Motor Co., Ltd.                                      6,000      201,753
   Japan Tobacco, Inc.                                          109      423,758
   Mitsubishi UFJ Financial Group, Inc.                          31      399,102
   Nippon Electric Glass Co., Ltd.                            9,000      198,577
   Nomura Holdings, Inc.                                     11,200      197,315
   ORIX Corp.                                                 1,030      284,839
   Sumco Corp.                                                6,400      474,315
   Sumitomo Mitsui Financial Group, Inc.                         19      199,551
   Sumitomo Realty & Development Co., Ltd.                   14,000      411,468
   Taiheiyo Cement Corp.                                     41,900      155,087
   Tokuyama Corp.##                                          15,100      202,075
   Tokyu Land Corp.                                          22,000      208,699
   Toyota Motor Corp.                                         3,800      206,632
   Yamada Denki Co., Ltd.                                     2,900      290,823
                                                                      ----------
                                                                       4,451,138
                                                                      ----------
MEXICO - 1.1%
   America Movil S.A. de CV - ADR                             5,700      224,409
                                                                      ----------
NETHERLANDS - 3.1%
   ASML Holding NV*                                           8,600      200,208
   Koninklijke Royal Philips Electronics NV                   6,350      222,313
   Royal Numico NV                                            2,212       99,473
   SBM Offshore NV                                            3,757      101,989
                                                                      ----------
                                                                         623,983
                                                                      ----------
NORWAY - 1.1%
   Telenor ASA                                               16,800      219,321
                                                                      ----------
REPUBLIC OF CHINA - 1.2%
   AAC Acoustic Technology Holdings, Inc.*                  204,000      235,619
                                                                      ----------
RUSSIAN FEDERATION - 0.9%
   OAO Gazprom - ADR Reg S                                    4,479      192,249
                                                                      ----------
SINGAPORE - 1.1%
   SembCorp Marine, Ltd.                                    111,000      233,699
                                                                      ----------
SOUTH KOREA - 1.0%
   Hynix Semiconductor, Inc.*                                 5,240      206,500
                                                                      ----------
SPAIN - 1.0%
   Red Electrica de Espana                                    5,450      211,325
                                                                      ----------
SWEDEN - 2.5%
   SSAB Svenskt Stal AB Cl. A                                11,400      212,334
   Swedish Match AB                                          12,000      195,264
   Telefonaktiebolaget LM Ericsson - ADR                      3,180      109,551
                                                                      ----------
                                                                         517,149
                                                                      ----------
SWITZERLAND - 8.9%
   ABB, Ltd.                                                 15,766      206,827
   Nestle S.A.                                                  595      206,882
   Phonak Holding AG                                          2,253      142,121
   Roche Holding AG                                           3,522      607,246
   Syngenta AG                                                1,342      201,843
   UBS AG                                                     7,466      445,358
                                                                      ----------
                                                                       1,810,277
                                                                      ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          NUMBER OF
                                                            SHARES        VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 16.1%
   ARM Holdings PLC                                         96,383   $   211,545
   AstraZeneca PLC - ADR                                     4,790       299,375
   Barclays PLC                                             33,058       416,200
   BP PLC - ADR                                              2,800       183,624
   British Land Co. PLC                                      8,095       206,251
   BT Group PLC                                             87,590       438,485
   Carphone Warehouse PLC                                   40,172       230,558
   Diageo PLC                                               11,001       193,883
   HSBC Holdings PLC                                        16,222       295,292
   Intercontinental Hotels Group PLC                        11,209       195,874
   International Power PLC                                  72,704       425,077
   Reckitt Benckiser PLC                                     4,968       205,459
                                                                     -----------
                                                                       3,301,623
                                                                     -----------
--------------------------------------------------------------------------------
Total Common Stock (Cost: $16,620,482)                                19,525,947
--------------------------------------------------------------------------------
PREFERRED STOCK - 0.7%
GERMANY - 0.7%
   Hugo Boss AG (Cost: $109,757)                             3,235       139,330
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                          AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.8%
MONEY MARKET FUNDS - 2.1%
   Boston Global Investment Trust - Enhanced
      Portfolio, 5.320%**                                $422,450       422,450
                                                                     -----------
TIME DEPOSIT - 3.7%
   Bank of America London 4.630%, 10/01/06                756,942       756,942
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $1,179,392)                       1,179,392
-------------------------------------------------------------------------------
Total Investments - 101.9% (Cost: $17,909,631)                       20,844,669
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (1.9%)                         (386,868)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $20,457,801
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)

                                                                   PERCENTAGE OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                  25.7%
Consumer, Non-cyclical                                                     16.4
Industrial                                                                 13.9
Consumer, Cyclical                                                          8.7
Communications                                                              7.6
Technology                                                                  7.4
Utilities                                                                   6.9
Energy                                                                      4.1
Basic Materials                                                             4.0
Diversified                                                                 1.4
Short Term Investments                                                      5.8
--------------------------------------------------------------------------------
Total Investments                                                         101.9%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                      (1.9)
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. HIGH YIELD BOND FUND

MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Analyst; JOANNA WILLARS, Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

MARKET OVERVIEW: The high-yield bond market produced a solid return during the six months ended September 30, 2006, adding to gains from earlier in the year. The Merrill Lynch High Yield Master II Index rose 4.26%, exceeding the 4.14% increase in the S&P 500 Index, as well as the 3.80% advance in the ten-year Treasury. The solid performance of high-yield securities is even more evident when compared to the 4.61% decline in small-cap stocks, as measured by the Russell 2000 Index.

This period's strong results were driven by continued investor confidence in the core fundamentals of issuers across the market. Refinancing over the past three years has generally created lower interest expense obligations and extended bond maturities. Corporate balance sheets are healthy, and the default rate is low and not expected to change in the near future. Only six defaults occurred during the first nine months of 2006, the lowest level in twenty-five years.

Auto manufacturers posted the strongest gains, led by Ford and GM, two credits that together represent 11% of the Merrill Lynch Master II Index. The weakest industries were health care, building materials and real estate.

PERFORMANCE: During the six months ended September 30, 2006, the Fund's Class I shares gained 3.44% and the Merrill Lynch High Yield Master II Index rose 4.26%.

PORTFOLIO SPECIFICS: Numerous issues in the Fund made significant, positive contributions to return. Among them were Ford and GM bonds, as well as the securities of an operator of resort properties that entered into discussions to be acquired. Portfolio performance reacted to similar forces that moved the market. Treasury rates fell, as many investors concluded that the Federal Reserve's work was mostly behind it, and quarterly earnings held few negative surprises.

The Fund's modest underperformance of its benchmark was mainly due to our underweight in Ford and GM. In contrast, the Fund's relative results benefited from our early July sale of bonds issued by a health care facilities company that we thought might enter into a leveraged buyout. When the deal was announced in late July, the prices of the bonds declined. The Fund continued to be rewarded for our credit research, as the ratio of upgrades to downgrades in the portfolio was positive.

During the period, we found ample opportunity to invest in new ideas in both the primary and secondary markets. We purchased more than a dozen issues across a broad range of industries, including media, energy and chemicals.

MARKET OUTLOOK: We believe high-yield securities remain a compelling area of investment relative to other fixed-income options. While there are risks facing the market, such as the possibility that companies' guidance on future earnings will disappoint, the economy is healthy, balance sheets are solid and defaults are low. High-yield spreads versus Treasuries should not widen materially against this positive fundamental backdrop, which bodes well for the market in the months ahead.

Recognizing that the long-term driver of total return in a high-yield portfolio is company fundamentals, we remain focused on intensive credit analysis, which is the cornerstone of our approach.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. HIGH YIELD BOND FUND CLASS I AND II SHARES WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX.

                                     [CHART]

             U.S. HIGH YIELD BOND   MERRILL LYNCH HIGH YIELD
              FUND CLASS I SHARES       MASTER II INDEX
------------------------------------------------------------
 7/31/1996         $250,000                 $250,000
 8/31/1996         $256,780                 $253,100
 9/30/1996         $265,702                 $258,997
10/31/1996         $268,927                 $261,251
11/30/1996         $273,926                 $266,502
12/31/1996         $278,314                 $268,714
 1/31/1997         $283,685                 $270,729
 2/28/1997         $289,776                 $274,898
 3/31/1997         $284,740                 $271,132
 4/30/1997         $285,969                 $274,603
 5/31/1997         $298,355                 $280,397
 6/30/1997         $305,705                 $284,743
 7/31/1997         $315,198                 $292,289
 8/31/1997         $318,279                 $291,938
 9/30/1997         $331,438                 $297,193
10/31/1997         $332,537                 $298,708
11/30/1997         $336,209                 $301,516
12/31/1997         $337,882                 $304,411
 1/31/1998         $349,162                 $309,251
 2/28/1998         $353,474                 $310,519
 3/31/1998         $357,326                 $313,469
 4/30/1998         $360,503                 $314,817
 5/31/1998         $361,564                 $316,706
 6/30/1998         $363,444                 $318,352
 7/31/1998         $366,798                 $320,390
 8/31/1998         $346,504                 $304,210
 9/30/1998         $338,199                 $305,001
10/31/1998         $329,809                 $298,474
11/30/1998         $349,778                 $313,965
12/31/1998         $353,159                 $313,400
 1/31/1999         $361,234                 $317,631
 2/28/1999         $360,705                 $315,471
 3/31/1999         $363,377                 $319,130
 4/30/1999         $374,002                 $324,970
 5/31/1999         $369,987                 $321,981
 6/30/1999         $372,230                 $321,176
 7/31/1999         $374,483                 $321,593
 8/31/1999         $371,599                 $318,184
 9/30/1999         $371,449                 $316,912
10/31/1999         $372,224                 $315,200
11/30/1999         $380,164                 $319,298
12/31/1999         $386,897                 $321,214
 1/31/2000         $387,057                 $319,993
 2/29/2000         $390,727                 $320,665
 3/31/2000         $386,070                 $315,951
 4/30/2000         $389,146                 $315,951
 5/31/2000         $385,409                 $311,970
 6/30/2000         $395,091                 $317,991
 7/31/2000         $397,567                 $319,708
 8/31/2000         $397,746                 $322,842
 9/30/2000         $391,185                 $320,065
10/31/2000         $380,829                 $309,887
11/30/2000         $363,795                 $297,987
12/31/2000         $373,720                 $304,782
 1/31/2001         $395,712                 $324,074
 2/28/2001         $400,493                 $329,000
 3/31/2001         $389,078                 $322,420
 4/30/2001         $385,667                 $318,035
 5/31/2001         $388,021                 $323,633
 6/30/2001         $378,357                 $315,121
 7/31/2001         $383,154                 $320,226
 8/31/2001         $385,571                 $322,756
 9/30/2001         $362,546                 $300,453
10/31/2001         $375,106                 $310,068
11/30/2001         $387,099                 $320,982
12/31/2001         $384,991                 $318,447
 1/31/2002         $385,179                 $320,198
 2/28/2002         $383,435                 $315,971
 3/31/2002         $390,696                 $323,934
 4/30/2002         $395,842                 $329,117
 5/31/2002         $395,842                 $326,583
 6/30/2002         $384,206                 $301,305
 7/31/2002         $380,163                 $289,614
 8/31/2002         $385,460                 $296,855
 9/30/2002         $380,946                 $292,224
10/31/2002         $381,201                 $289,769
11/30/2002         $400,056                 $307,880
12/31/2002         $400,266                 $312,375
 1/31/2003         $402,378                 $321,746
 2/28/2003         $405,796                 $326,090
 3/31/2003         $416,531                 $334,698
 4/30/2003         $435,321                 $354,144
 5/31/2003         $435,110                 $358,217
 6/30/2003         $448,232                 $368,247
 7/31/2003         $446,464                 $363,239
 8/31/2003         $450,461                 $367,888
 9/30/2003         $460,276                 $377,858
10/31/2003         $468,138                 $385,680
11/30/2003         $471,537                 $391,002
12/31/2003         $482,499                 $400,269
 1/31/2004         $487,775                 $406,753
 2/29/2004         $484,768                 $406,306
 3/31/2004         $485,937                 $409,028
 4/30/2004         $485,699                 $406,329
 5/31/2004         $478,128                 $399,949
 6/30/2004         $483,852                 $405,748
 7/31/2004         $488,168                 $411,226
 8/30/2004         $495,902                 $418,710
 9/30/2004         $502,722                 $424,530
10/31/2004         $511,067                 $432,724
11/30/2004         $515,206                 $437,224
12/31/2004         $521,647                 $443,826
 1/31/2005         $521,542                 $443,383
 2/28/2005         $526,445                 $449,723
 3/31/2005         $512,125                 $437,445
 4/30/2005         $507,926                 $432,765
 5/31/2005         $516,916                 $440,511
 6/30/2005         $524,825                 $448,881
 7/31/2005         $532,750                 $455,928
 8/31/2005         $533,922                 $457,570
 9/30/2005         $531,946                 $452,994
10/31/2005         $529,446                 $449,687
11/30/2005         $533,841                 $451,846
12/31/2005         $539,339                 $455,957
 1/31/2006         $544,355                 $463,162
 2/28/2006         $548,819                 $466,080
 3/31/2006         $550,026                 $469,016
 4/30/2006         $553,491                 $471,830
 5/31/2006         $551,388                 $471,736
 6/30/2006         $550,451                 $469,943
 7/31/2006         $555,075                 $474,971
 8/31/2006         $561,402                 $482,666
 9/30/2006         $568,925                 $488,892

Annualized Total Returns As of 9/30/2006

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. High Yield Bond Fund Class I                     6.96%     9.43%     7.91%
--------------------------------------------------------------------------------
Merrill Lynch High Yield
Master II Index                                       7.93%    10.23%     6.47%
--------------------------------------------------------------------------------

                                     [CHART]

             U.S. HIGH YIELD BOND   MERRILL LYNCH HIGH YIELD
             FUND CLASS II SHARES        MASTER II INDEX
------------------------------------------------------------
 7/31/1996        $250,000.00              $250,000.00
 8/31/1996        $256,780.00              $253,100.00
 9/30/1996        $265,701.85              $258,997.23
10/31/1996        $268,926.78              $261,250.51
11/30/1996        $273,926.48              $266,501.64
12/31/1996        $278,313.50              $268,713.60
 1/31/1997        $283,685.20              $270,728.96
 2/28/1997        $289,776.34              $274,898.18
 3/31/1997        $284,739.55              $271,132.08
 4/30/1997        $285,969.10              $274,602.57
 5/31/1997        $298,355.30              $280,396.68
 6/30/1997        $305,704.82              $284,742.83
 7/31/1997        $315,197.53              $292,288.52
 8/31/1997        $318,278.57              $291,937.77
 9/30/1997        $331,437.95              $297,192.65
10/31/1997        $332,536.76              $298,708.33
11/30/1997        $336,208.54              $301,516.19
12/31/1997        $337,881.57              $304,410.75
 1/31/1998        $349,161.58              $309,250.88
 2/28/1998        $353,473.83              $310,518.81
 3/31/1998        $357,326.30              $313,468.73
 4/30/1998        $360,502.68              $314,816.65
 5/31/1998        $361,563.77              $316,705.55
 6/30/1998        $363,444.19              $318,352.42
 7/31/1998        $366,798.21              $320,389.87
 8/31/1998        $346,503.88              $304,210.19
 9/30/1998        $338,199.43              $305,001.13
10/31/1998        $329,808.97              $298,474.11
11/30/1998        $349,777.75              $313,964.91
12/31/1998        $353,159.03              $313,399.78
 1/31/1999        $361,234.10              $317,630.67
 2/28/1999        $360,705.26              $315,470.79
 3/31/1999        $363,377.04              $319,130.25
 4/30/1999        $374,002.22              $324,970.33
 5/31/1999        $369,987.45              $321,980.60
 6/30/1999        $372,229.78              $321,175.65
 7/31/1999        $374,482.50              $321,593.18
 8/31/1999        $371,598.97              $318,184.29
 9/30/1999        $371,448.84              $316,911.55
10/31/1999        $372,224.38              $315,200.23
11/30/1999        $380,164.47              $319,297.84
12/31/1999        $386,897.20              $321,213.62
 1/31/2000        $387,057.46              $319,993.01
 2/29/2000        $390,727.39              $320,665.00
 3/31/2000        $386,069.53              $315,951.22
 4/30/2000        $389,146.42              $315,951.22
 5/31/2000        $385,409.43              $311,970.24
 6/30/2000        $395,091.29              $317,991.26
 7/31/2000        $397,567.20              $319,708.41
 8/31/2000        $397,746.02              $322,841.56
 9/30/2000        $391,184.82              $320,065.12
10/31/2000        $380,828.60              $309,887.05
11/30/2000        $363,794.96              $297,987.39
12/31/2000        $373,720.04              $304,781.50
 1/31/2001        $395,712.23              $324,074.17
 2/28/2001        $400,493.19              $329,000.09
 3/31/2001        $389,078.13              $322,420.09
 4/30/2001        $385,667.09              $318,035.18
 5/31/2001        $388,020.92              $323,632.60
 6/30/2001        $378,356.86              $315,121.06
 7/31/2001        $383,154.42              $320,226.02
 8/31/2001        $385,570.76              $322,755.81
 9/30/2001        $362,545.51              $300,453.38
10/31/2001        $375,105.59              $310,067.89
11/30/2001        $387,098.52              $320,982.28
12/31/2001        $384,991.36              $318,446.52
 1/31/2002        $385,178.78              $320,197.97
 2/28/2002        $383,435.19              $315,971.36
 3/31/2002        $390,695.74              $323,933.84
 4/30/2002        $395,842.05              $329,116.78
 5/31/2002        $395,842.05              $326,582.58
 6/30/2002        $384,205.54              $301,305.09
 7/31/2002        $380,162.50              $289,614.45
 8/31/2002        $385,459.92              $296,854.81
 9/30/2002        $380,946.11              $292,223.88
10/31/2002        $381,200.84              $289,769.20
11/30/2002        $400,055.75              $307,879.77
12/31/2002        $400,265.65              $312,374.82
 1/31/2003        $402,378.08              $321,746.06
 2/28/2003        $405,796.20              $326,089.63
 3/31/2003        $416,530.91              $334,698.40
 4/30/2003        $435,321.25              $354,144.38
 5/31/2003        $435,109.71              $358,217.04
 6/30/2003        $448,231.61              $368,247.11
 7/31/2003        $446,483.50              $363,238.95
 8/31/2003        $450,367.91              $367,888.41
 9/30/2003        $460,230.97              $377,858.19
10/31/2003        $468,100.92              $385,679.85
11/30/2003        $471,049.95              $391,002.24
12/31/2003        $482,025.42              $400,268.99
 1/31/2004        $487,809.72              $406,753.35
 2/29/2004        $484,834.08              $406,305.92
 3/31/2004        $486,046.17              $409,028.17
 4/30/2004        $485,365.70              $406,328.58
 5/31/2004        $477,794.00              $399,949.22
 6/30/2004        $483,527.53              $405,748.49
 7/31/2004        $487,879.27              $411,226.09
 8/30/2004        $495,636.55              $418,710.41
 9/30/2004        $502,476.34              $424,530.48
10/31/2004        $510,867.69              $432,723.92
11/30/2004        $515,056.81              $437,224.25
12/31/2004        $521,546.52              $443,826.33
 1/31/2005        $520,920.67              $443,382.51
 2/28/2005        $526,338.24              $449,722.88
 3/31/2005        $512,021.84              $437,445.44
 4/30/2005        $507,823.26              $432,764.78
 5/31/2005        $516,354.69              $440,511.27
 6/30/2005        $524,822.91              $448,880.98
 7/31/2005        $532,800.22              $455,928.41
 8/31/2005        $534,025.66              $457,569.75
 9/30/2005        $531,569.14              $452,994.06
10/31/2005        $529,070.77              $449,687.20
11/30/2005        $534,044.03              $451,845.70
12/31/2005        $539,064.05              $455,957.49
 1/31/2006        $544,077.34              $463,161.62
 2/28/2006        $549,137.26              $466,079.54
 3/31/2006        $550,400.28              $469,015.84
 4/30/2006        $553,317.40              $471,829.94
 5/31/2006        $551,823.44              $471,735.57
 6/30/2006        $550,333.52              $469,942.97
 7/31/2006        $555,011.35              $474,971.36
 8/31/2006        $561,948.99              $482,665.90
 9/30/2006        $568,973.36              $488,892.29

Annualized Total Returns As of 9/30/2006

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. High Yield Bond Fund Class II                    7.04%     9.44%     7.91%
--------------------------------------------------------------------------------
Merrill Lynch High Yield
Master II Index                                       7.93%    10.23%     6.47%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON JUNE 30, 2003. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED INDEX CONSISTING OF U.S. DOLLAR DENOMINATED BONDS THAT ARE ISSUED IN COUNTRIES HAVING A BBB3 OR HIGHER DEBT RATING WITH AT LEAST ONE YEAR REMAINING UNTIL MATURITY. ALL BONDS MUST HAVE A CREDIT RATING BELOW INVESTMENT GRADE BUT NOT IN DEFAULT.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED INCOME AND DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

                                                        NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 90.7%
ADVERTISING SALES - 2.7%
   Lamar Media Corp. 144A#
    6.625%, 08/15/15                                    1,395,000   $  1,337,456
   RH Donnelley Corp.
    8.875%, 01/15/16                                    1,950,000      1,954,875
                                                                    ------------
                                                                       3,292,331
                                                                    ------------
AEROSPACE/DEFENSE-EQUIPMENT - 1.8%
   BE Aerospace, Inc.
    8.875%, 05/01/11                                    2,075,000      2,158,000
                                                                    ------------
APPAREL MANUFACTURERS - 6.0%
   Levi Strauss & Co.
    9.750%, 01/15/15                                    1,775,000      1,841,562
   Oxford Industries, Inc.
    8.875%, 06/01/11                                    1,360,000      1,387,200
   Phillips-Van Heusen
    8.125%, 05/01/13                                    1,930,000      2,012,025
   Quiksilver, Inc.
    6.875%, 04/15/15                                    2,195,000      2,079,762
                                                                    ------------
                                                                       7,320,549
                                                                    ------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.7%
   Tenneco, Inc.
    8.625%, 11/15/14                                      875,000        864,063
                                                                    ------------
CABLE TV - 6.2%
   CCH I LLC
    11.000%, 10/01/15                                     755,000        687,050
   Echostar DBS Corp.
    5.750%, 10/01/08                                    1,190,000      1,179,588
   Echostar DBS Corp. 144A
    7.125%, 02/01/16#                                   1,425,000      1,376,906
   Lodgenet Entertainment Corp.
    9.500%, 06/15/13                                    2,115,000      2,263,050
   Mediacom Broadband LLC 144A
    8.500%, 10/15/15#                                   1,260,000      1,252,125
   Mediacom Capital Corp.
    9.500%, 01/15/13                                      780,000        797,550
                                                                    ------------
                                                                       7,556,269
                                                                    ------------
CASINO HOTELS - 2.6%
   Caesars Entertainment, Inc.
    8.875%, 09/15/08                                    1,380,000      1,445,550
   MGM Mirage, Inc.
    6.000%, 10/01/09                                      125,000        123,438
   Wynn Las Vegas Corp. LLC
    6.625%, 12/01/14                                    1,675,000      1,624,750
                                                                    ------------
                                                                       3,193,738
                                                                    ------------
CELLULAR TELECOMMUNICATIONS - 0.7%
   Nextel Partners, Inc.
    8.125%, 07/01/11                                      795,000        834,750
                                                                    ------------
CHEMICALS-DIVERSIFIED - 3.1%
   Georgia Gulf Corp. 144A
    9.500%, 10/15/14#                                   1,575,000      1,569,094
   Lyondell Chemical Co.
    10.875%, 05/01/09                                     730,000        746,425
   Lyondell Chemical Co.
    8.250%, 09/15/16                                    1,405,000      1,426,075
                                                                    ------------
                                                                       3,741,594
                                                                    ------------
CHEMICALS-SPECIALTY - 1.8%
   OM Group, Inc.
    9.250%, 12/15/11                                    2,050,000      2,132,000
                                                                    ------------
COMMERCIAL SERVICES - 1.4%
   Vertrue, Inc.
    9.250%, 04/01/14                                    1,645,000   $  1,710,800
                                                                    ------------
COMPUTER SERVICES - 1.3%
   Unisys Corp.
    8.000%, 10/15/12                                    1,735,000      1,622,225
                                                                    ------------
CONSUMER PRODUCTS-MISCELLANEOUS - 3.3%
   Central Garden & Pet Co.
    9.125%, 02/01/13                                    1,985,000      2,059,438
   Jarden Corp.
    9.750%, 05/01/12                                    1,805,000      1,904,275
                                                                    ------------
                                                                       3,963,713
                                                                    ------------
CONTAINERS-METAL/GLASS - 1.5%
   Crown Americas
    7.750%, 11/15/15                                    1,845,000      1,868,062
                                                                    ------------
DIALYSIS CENTERS - 1.8%
   DaVita, Inc.
    7.250%, 03/15/15                                    2,270,000      2,230,275
                                                                    ------------
ELECTRIC-GENERATION - 2.0%
   AES Corp.
    9.500%, 06/01/09                                      125,000        133,437
   AES Corp.
    7.750%, 03/01/14                                      945,000        982,800
   Allegheny Energy Supply 144A
    8.250%, 04/15/12#                                   1,210,000      1,318,900
                                                                    ------------
                                                                       2,435,137
                                                                    ------------
ELECTRIC-INTEGRATED - 0.6%
   PSEG Energy Holdings LLC
    10.000%, 10/01/09                                     610,000        666,425
                                                                    ------------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 0.6%
   Stoneridge, Inc.
    11.500%, 05/01/12                                     795,000        769,162
                                                                    ------------
ELECTRONIC MEASURE INSTRUMENTS - 1.3%
   Itron, Inc.
    7.750%, 05/15/12                                    1,545,000      1,591,350
                                                                    ------------
ENERGY-ALTERNATE SOURCES - 0.5%
   VeraSun Energy Corp.
    9.875%, 12/15/12                                      575,000        600,875
                                                                    ------------
FINANCE-AUTO LOANS - 5.2%
   Ford Motor Credit Co.
    9.875%, 08/10/11                                    1,560,000      1,614,307
   Ford Motor Credit Co.
    7.000%, 10/01/13                                    1,605,000      1,489,180
   General Motors Acceptance Corp.
    8.000%, 11/01/31                                      805,000        841,693
   General Motors Acceptance Corp.
    6.750%, 12/01/14                                    2,435,000      2,377,181
                                                                    ------------
                                                                       6,322,361
                                                                    ------------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.8%
   E*Trade Financial Corp.
    8.000%, 06/15/11                                    2,135,000      2,209,725
                                                                    ------------
FINANCE-OTHER SERVICES - 0.6%
   Alamosa Delaware, Inc.
    11.000%, 07/31/10                                     660,000        721,050
                                                                    ------------
FUNERAL SERVICES & RELATED ITEMS - 0.4%
   Service Corp. International 144A
      7.000%, 06/15/17#                                   515,000        493,112
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER OF
                                                          SHARES        VALUE
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER - 1.6%
   NRG Energy, Inc.
      7.375%, 02/01/16                                  2,015,000   $  2,002,406
                                                                    ------------
MACHINERY-FARM - 1.2%
   Case New Holland, Inc.
      9.250%, 08/01/11                                  1,415,000      1,499,900
                                                                    ------------
   MEDICAL-HOSPITALS - 1.6%
   Triad Hospitals, Inc.
      7.000%, 05/15/12                                    780,000        772,200
   Triad Hospitals, Inc.
      7.000%, 11/15/13                                  1,160,000      1,126,650
                                                                    ------------
                                                                       1,898,850
                                                                    ------------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 1.6%
   Res-Care, Inc.
      7.750%, 10/15/13                                  1,960,000      1,955,100
                                                                    ------------
NETWORKING PRODUCTS - 0.9%
   Anixter International, Inc.
      5.950%, 03/01/15                                  1,220,000      1,131,550
                                                                    ------------
NON-FERROUS METALS - 0.9%
   PNA Group, Inc. 144A
      10.750%, 09/01/16#                                1,010,000      1,037,775
                                                                    ------------
NON-HAZARDOUS WASTE DISPOSAL - 0.4%
   WCA Waste Corp. 144A
      9.250%, 06/15/14#                                   475,000        492,813
                                                                    ------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.3%
   Energy Partners, Ltd.
      8.750%, 08/01/10                                    410,000        421,275
                                                                    ------------
PAPER & RELATED PRODUCTS - 1.2%
   Neenah Paper, Inc.
      7.375%, 11/15/14                                  1,610,000      1,509,375
                                                                    ------------
PHYSICAL THERAPY/REHABILITATION CENTERS - 1.8%
   Psychiatric Solutions, Inc.
      7.750%, 07/15/15                                  2,210,000      2,154,750
                                                                    ------------
PIPELINES - 3.2%
   Copano Energy LLC
      8.125%, 03/01/16                                  1,745,000      1,766,812
   Sonat, Inc.
      7.625%, 07/15/11                                  2,065,000      2,116,625
                                                                    ------------
                                                                       3,883,437
                                                                    ------------
PRINTING-COMMERCIAL - 1.4%
   Cenveo Corp.
      7.875%, 12/01/13                                  1,780,000      1,686,550
                                                                    ------------
PRIVATE CORRECTIONS - 0.3%
   Cornell Cos., Inc.
      10.750%, 07/01/12                                   340,000        360,400
                                                                    ------------
REITS-HOTELS - 0.8%
   Host Marriott LP
    7.125%, 11/01/13                                      940,000        951,750
                                                                    ------------
RENTAL AUTO/EQUIPMENT - 2.7%
   H&E Equipment Services, Inc. 144A
      8.375%, 07/15/16#                                 1,270,000      1,301,750
   United Rentals North America, Inc.
      7.000%, 02/15/14                                  1,245,000      1,170,300
   Williams Scotsman, Inc.
      8.500%, 10/01/15                                    780,000        797,550
                                                                    ------------
                                                                       3,269,600
                                                                    ------------
RETAIL-APPAREL/SHOE - 0.8%
   Brown Shoe Co., Inc.
      8.750%, 05/01/12                                    985,000   $  1,029,325
                                                                    ------------
RETAIL-COMPUTER EQUIPMENT - 0.6%
   GSC Holdings Corp.
      8.000%, 10/01/12                                    670,000        690,100
                                                                    ------------
RETAIL-CONVENIENCE STORE - 0.9%
   Pantry, Inc.
      7.750%, 02/15/14                                  1,100,000      1,102,750
                                                                    ------------
RETAIL-PROPANE DISTRIBUTION - 3.1%
   Inergy Finance Corp. LP
      8.250%, 03/01/16                                  2,125,000      2,199,375
   Star Gas Partners LP
      10.250%, 02/15/13                                 1,555,000      1,601,650
                                                                    ------------
                                                                       3,801,025
                                                                    ------------
RETAIL-REGIONAL DEPARTMENT STORES - 2.9%
   Bon-Ton Stores, Inc.
      10.250%, 03/15/14                                 1,515,000      1,473,338
   Neiman-Marcus Group, Inc.
      10.375%, 10/15/15                                 1,870,000      2,019,600
                                                                    ------------
                                                                       3,492,938
                                                                    ------------
RUBBER-TIRES - 0.7%
   Goodyear Tire & Rubber Co.
      9.000%, 07/01/15                                    780,000        791,700
                                                                    ------------
SPECIAL PURPOSE ENTITY - 5.3%
   AMR HoldCo., Inc.
      10.000%, 02/15/15                                 1,890,000      2,012,850
   Hughes Network Systems LLC 144A
      9.500%, 04/15/14#                                 1,135,000      1,169,050
   MedCath Holdings Corp.
      9.875%, 07/15/12                                  1,320,000      1,405,800
   Sensus Meter Systems, Inc.
      8.625%, 12/15/13                                  1,900,000      1,847,750
                                                                    ------------
                                                                       6,435,450
                                                                    ------------
TELECOMMUNICATIONS SERVICES - 2.1%
   Qwest Corp.
      7.875%, 09/01/11                                    830,000        871,500
   Time Warner Telecom Holdings, Inc.
      9.250%, 02/15/14                                  1,615,000      1,699,788
                                                                    ------------
                                                                       2,571,288
                                                                    ------------
TELEPHONE-INTEGRATED - 5.4%
   Level 3 Financing, Inc.
      10.750%, 10/15/11                                   820,000        857,925
   Level 3 Financing, Inc.
      12.250%, 03/15/13                                   590,000        657,850
   Qwest Capital Funding, Inc.
      7.250%, 02/15/11                                  1,935,000      1,935,000
   Valor Telecommunications Enterprises LLC/Finance
      Corp. 7.750%, 02/15/15                            1,215,000      1,293,975
   Windstream Corp. 144A
      8.625%, 08/01/16#                                 1,745,000      1,867,150
                                                                    ------------
                                                                       6,611,900
                                                                    ------------
TRANSPORT-SERVICES - 1.1%
   PHI, Inc. 144A
      7.125%, 04/15/13#                                 1,355,000      1,283,863
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost: $108,817,531)                           110,363,436
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS - 8.3%
CELLULAR TELECOMMUNICATIONS - 3.3%
   Rogers Wireless, Inc.
      8.000%, 12/15/12                                 $1,825,000   $  1,939,062
   Millicom International Cellular S.A.
      10.000%, 12/01/13                                 1,885,000      2,024,019
                                                                    ------------
                                                                       3,963,081
                                                                    ------------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 0.5%
   Solectron Global Finance, Ltd.
      8.000%, 03/15/16                                    625,000        618,750
                                                                    ------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS - 1.1%
   Imax Corp.
       9.625%, 12/01/10                                 1,360,000      1,295,400
                                                                    ------------
PAPER & RELATED PRODUCTS - 1.4%
   Domtar, Inc.
      7.125%, 08/15/15                                  1,815,000      1,687,950
                                                                    ------------
RESORTS/THEME PARKS - 0.5%
   Intrawest Corp.
      7.500%, 10/15/13                                    540,000        579,825
                                                                    ------------
SATELLITE TELECOMMUNICATIONS - 1.5%
   Intelsat Subsidiary Holding Co., Ltd.
      8.250%, 01/15/13                                  1,870,000      1,893,375
--------------------------------------------------------------------------------
Total Foreign Corporate Bonds (Cost: $9,841,054)                      10,038,381
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.2%
TIME DEPOSIT - 2.2%
   Bank of America London 4.630%,
   10/02/06 (Cost: $2,702,503)                        $2,702,503   $  2,702,503
-------------------------------------------------------------------------------
Total Investments - 101.2% (Cost: $121,361,088)                     123,104,320
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (1.2%)                       (1,464,458)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $121,639,862
-------------------------------------------------------------------------------

# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2006 WAS $15,343,794 OR 12.61% OF NET ASSETS.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 (Unaudited)
                                                                   PERCENTAGE OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Communications                                                         22.9%
Consumer, Cyclical                                                     18.8
Consumer, Non-cyclical                                                 16.2
Financial                                                              13.7
Industrial                                                              9.5
Basic Materials                                                         8.3
Utilities                                                               4.2
Energy                                                                  4.0
Technology                                                              1.4
Short Term Investments                                                  2.2
--------------------------------------------------------------------------------
Total Investments                                                     101.2%
--------------------------------------------------------------------------------
Liabilities in excess of other assets                                  (1.2)
--------------------------------------------------------------------------------
Net Assets                                                            100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      (This page intentionally left blank)

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class I share outstanding during the period indicated

                                                                                                    DISTRIBUTIONS FROM:
                                                                                                 -------------------------
                                       NET ASSET         NET          NET REALIZED   TOTAL FROM     NET           NET
                                         VALUE,      INVESTMENT      AND UNREALIZED  INVESTMENT  INVESTMENT    REALIZED
                                       BEGINNING  INCOME (LOSS) (2)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/06 (1)     $17.43         $(0.06)          $(1.97)       $(2.03)    $   --       $   --
   For the year ended 03/31/06            12.83          (0.11)            5.06          4.95         --        (0.35)
   For the year ended 03/31/05            14.69          (0.09)           (1.09)        (1.18)        --        (0.68)
   For the year ended 03/31/04             7.44          (0.13)            7.38          7.25         --           --
   For the year ended 03/31/03            10.88          (0.12)           (3.32)        (3.44)        --           --
   For the year ended 03/31/02             9.05          (0.13)            1.96          1.83         --           --
U.S. EMERGING GROWTH
   For the period ended 09/30/06 (1)     $13.90         $(0.04)          $(1.36)       $(1.40)    $   --       $   --
   For the year ended 03/31/06             9.77          (0.11)            4.25          4.14         --        (0.01)
   For the year ended 03/31/05             9.61          (0.07)            0.23          0.16         --           --
   For the year ended 03/31/04             6.32          (0.09)            3.38          3.29         --           --
   For the year ended 03/31/03             9.59          (0.07)           (3.20)        (3.27)        --           --
   For the year ended 03/31/02             9.57          (0.04)            0.06          0.02         --           --
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)     $19.85         $ 0.04            $0.00         $0.04     $   --       $   --
   For the year ended 03/31/06            17.40           0.11             3.58          3.69      (0.06)       (1.18)
   For the year ended 03/31/05            17.64           0.02             2.06          2.08      (0.01)       (2.31)
   For the year ended 03/31/04            10.23           0.03             7.86          7.89      (0.02)       (0.46)
   For the year ended 03/31/03            15.62           0.07            (3.29)        (3.22)     (0.12)       (2.05)
   For the year ended 03/31/02            12.50           0.10             3.06          3.16      (0.04)          --
U.S. LARGE CAP VALUE
   For the period ended 09/30/06 (1)     $29.32         $ 0.19            $1.54         $1.73     $   --       $   --
   For the year ended 03/31/06            26.71           0.34             2.77          3.11      (0.50)          --
   For the year ended 03/31/05            24.40           0.43             2.24          2.67      (0.36)          --
   For the year ended 03/31/04            18.20           0.32             6.44          6.76      (0.56)          --
   For the year ended 03/31/03            24.46           0.25            (6.20)        (5.95)     (0.31)          --
   For the year ended 03/31/02            23.42           0.22             1.24          1.46      (0.05)       (0.37)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)     $17.86         $ 0.01            $0.34         $0.35     $   --       $   --
   For the year ended 03/31/06            15.67           0.03             2.16          2.19         --           --
   For the year ended 03/31/05            15.06           0.07             0.54          0.61         --           --
   For the year ended 03/31/04            12.73          (0.02)            2.35          2.33         --           --
   For the year ended 03/31/03            18.08          (0.05)           (5.30)        (5.35)        --           --
   For the year ended 03/31/02            22.61          (0.11)           (4.42)        (4.53)        --           --
U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/06 (1)     $13.02         $(0.03)          $(0.65)       $(0.68)    $   --       $   --
   For the year ended 03/31/06            10.69          (0.04)            2.85          2.81         --        (0.48)
   For the year ended 03/31/05             9.89          (0.04)            0.84          0.80         --           --
   2/27/04 (Commenced) to 03/31/04        10.00             --            (0.11)        (0.11)        --           --
U.S. CONVERTIBLE
   For the period ended 09/30/06 (1)     $24.57         $ 0.09            $0.14         $0.23     $(0.24)      $   --
   For the year ended 03/31/06            22.44           0.27             3.45          3.72      (0.55)       (1.04)
   For the year ended 03/31/05            23.11           0.39             0.66          1.05      (0.45)       (1.27)
   For the year ended 03/31/04            17.72           0.55             5.43          5.98      (0.59)          --
   For the year ended 03/31/03            21.35           0.63            (3.55)        (2.92)     (0.71)          --
   For the year ended 03/31/02            23.14           0.64            (1.69)        (1.05)     (0.74)          --

(1)  UNAUDITED.

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(6) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, AND 0.75% FOR THE PERIOD 04/01/02 TO 06/30/02, 1.56%, 0.85% 0.90%,
     1.05%, 1.15%, AND 0.75% FOR THE PERIOD 07/01/02 TO 01/21/03, 1.40%, 1.00%,
     1.00%, 1.10%, 1.15%, AND 0.80% FOR THE PERIOD 01/22/03 TO 03/31/03,
     RESPECTIVELY. U.S. EMERGING GROWTH, U.S. SMALL CAP VALUE, CONVERTIBLE AND INTERNATIONAL GROWTH OPPORTUNITIES HAD RATES THROUGHOUT THE YEAR OF 1.25%, 1.30%, 1.00% AND 1.40% RESPECTIVELY.

(7) ON MAY 18, 2001 THE BOARD OF TRUSTEES APPROVED AN AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES OF THE U.S. EMERGING GROWTH, EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES, DO NOT EXCEED 1.25% REPRESENTING A .08% INCREASE IN THE FUND'S EXPENSE CAP.

(8) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE COMBINATION WITH GLOBAL TECHNOLOGY FUND AND GLOBAL HEALTHCARE FUND, THE COST OF PURCHASES OF $ 27,251,277 AND PROCEEDS FROM SALES OF $35,006,695 HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.

(9) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. EMERGING GROWTH, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. CONVERTIBLE, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND U.S. HIGH YIELD BOND DO NOT EXCEED

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      NET ASSET              NET ASSETS,
                                          TOTAL         VALUE,     TOTAL       ENDING
                                       DISTRIBUTIONS   ENDING    RETURN (3)  (IN 000'S)
----------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/06 (1)     $   --        $15.40     (11.65%)     $ 76,013
   For the year ended 03/31/06            (0.35)        17.43      39.04%        78,058
   For the year ended 03/31/05            (0.68)        12.83      (8.17%)       69,246
   For the year ended 03/31/04               --         14.69      97.45%        68,876
   For the year ended 03/31/03               --          7.44     (31.62%)       35,625
   For the year ended 03/31/02               --         10.88      20.22%        88,311
U.S. EMERGING GROWTH
   For the period ended 09/30/06 (1)     $   --        $12.50     (10.07%)     $  7,024
   For the year ended 03/31/06            (0.01)        13.90      42.38%         6,721
   For the year ended 03/31/05               --          9.77       1.66%        12,043
   For the year ended 03/31/04               --          9.61      52.06%        32,095
   For the year ended 03/31/03               --          6.32     (34.10%)       36,756
   For the year ended 03/31/02               --          9.59       0.21%       173,053
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)     $   --        $19.89       0.20%      $114,001
   For the year ended 03/31/06            (1.24)        19.85      21.97%       120,104
   For the year ended 03/31/05            (2.32)        17.40      11.91%        86,017
   For the year ended 03/31/04            (0.48)        17.64      77.64%        65,791
   For the year ended 03/31/03            (2.17)        10.23     (21.54%)       10,980
   For the year ended 03/31/02            (0.04)        15.62      25.33%        58,833
U.S. LARGE CAP VALUE
   For the period ended 09/30/06 (1)     $   --        $31.05       5.90%      $ 25,475
   For the year ended 03/31/06            (0.50)        29.32      11.75%        21,650
   For the year ended 03/31/05            (0.36)        26.71      10.96%        16,948
   For the year ended 03/31/04            (0.56)        24.40      37.44%        12,644
   For the year ended 03/31/03            (0.31)        18.20     (24.41%)       27,659
   For the year ended 03/31/02            (0.42)        24.46       6.35%        39,358
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)     $   --        $18.21       1.96%      $    711
   For the year ended 03/31/06               --         17.86      13.98%           667
   For the year ended 03/31/05               --         15.67       4.05%           780
   For the year ended 03/31/04               --         15.06      18.30%         3,518
   For the year ended 03/31/03               --         12.73     (29.59%)       18,328
   For the year ended 03/31/02               --         18.08     (20.04%)       57,769
U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/06 (1)     $   --        $12.34      (5.22%)     $  2,858
   For the year ended 03/31/06            (0.48)        13.02      26.73%         3,348
   For the year ended 03/31/05               --         10.69       8.09%         5,566
   2/27/04 (Commenced) to 03/31/04           --          9.89      (1.10%)        5,347
U.S. CONVERTIBLE
   For the period ended 09/30/06 (1)     $(0.24)       $24.56       0.95%      $ 33,249
   For the year ended 03/31/06            (1.59)        24.57      17.15%        31,627
   For the year ended 03/31/05            (1.72)        22.44       4.62%        35,397
   For the year ended 03/31/04            (0.59)        23.11      34.15%        50,103
   For the year ended 03/31/03            (0.71)        17.72     (13.69%)       44,901
   For the year ended 03/31/02            (0.74)        21.35      (4.51%)      120,359

                                                    RATIOS TO AVERAGE NET ASSETS (4)
                                       ---------------------------------------------------------------------------
                                                                                     EXPENSES      EXPENSES NET OF   FUND'S
                                            NET                      EXPENSE          NET OF        REIMBURSEMENT/  PORTFOLIO
                                        INVESTMENT      TOTAL   (REIMBURSEMENTS)/  REIMBURSEMENT/     RECOUPMENT    TURNOVER
                                       INCOME (LOSS)  EXPENSES     RECOUPMENT        RECOUPMENT       OFFSET (5)      RATE
-----------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/06 (1)      (0.77%)      1.57%            --(16)          1.57%           1.16%         72%
   For the year ended 03/31/06            (0.78%)      1.64%         (0.07%)            1.57%           1.10%(14)    180%
   For the year ended 03/31/05            (0.72%)      1.63%         (0.07%)            1.56%           1.12%        266%
   For the year ended 03/31/04            (1.08%)      1.64%         (0.07%)            1.57%           1.19%(9)     298%
   For the year ended 03/31/03            (1.36%)      1.75%         (0.16%)            1.59%           1.55%(6)     164%
   For the year ended 03/31/02            (1.31%)      1.60%         (0.03%)            1.57%           1.57%        170%
U.S. EMERGING GROWTH
   For the period ended 09/30/06 (1)      (0.65%)      1.24%            --(16)          1.24%           0.84%         63%
   For the year ended 03/31/06            (1.04%)      1.89%         (0.39%)            1.50%           1.17%(14)    128%
   For the year ended 03/31/05            (0.75%)      1.63%         (0.17%)            1.46%           1.06%        142%
   For the year ended 03/31/04            (1.04%)      1.48%         (0.00%)            1.48%           1.26%(9)     166%
   For the year ended 03/31/03            (0.96%)      1.45%         (0.17%)            1.28%           1.26%(6)     118%
   For the year ended 03/31/02            (0.46%)      1.34%         (0.12%)            1.22%           1.22%(7)     138%
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)       0.38%       1.31%            --(16)          1.31%           1.02%         22%
   For the year ended 03/31/06             0.60%       1.31%         (0.01%)            1.30%           0.98%(14)     53%
   For the year ended 03/31/05             0.11%       1.33%         (0.03%)            1.30%           1.13%         73%
   For the year ended 03/31/04             0.18%       1.35%         (0.01%)            1.34%           1.19%(9)     101%
   For the year ended 03/31/03             0.47%       1.54%         (0.26%)            1.28%           1.25%(6)     109%
   For the year ended 03/31/02             0.79%       1.44%         (0.14%)            1.30%           1.30%         84%
U.S. LARGE CAP VALUE
   For the period ended 09/30/06 (1)       1.30%       0.83%            --(16)          0.83%           0.67%         22%
   For the year ended 03/31/06             1.24%       1.21%         (0.40%)            0.81%           0.70%(14)     44%
   For the year ended 03/31/05             1.70%       1.31%         (0.50%)            0.81%           0.76%         42%
   For the year ended 03/31/04             1.38%       1.27%         (0.45%)            0.82%           0.79%(9)      51%
   For the year ended 03/31/03             1.24%       1.28%         (0.34%)            0.94%           0.93%(6)     139%
   For the year ended 03/31/02             0.89%       1.14%         (0.13%)            1.01%           1.01%         99%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)       0.13%       1.13%            --(16)          1.13%           1.00%         41%
   For the year ended 03/31/06             0.19%       1.67%         (0.53%)            1.14%           1.04%(14)    147%
   For the year ended 03/31/05             0.45%       1.66%         (0.54%)            1.12%           1.00%        197%
   For the year ended 03/31/04            (0.16%)      1.33%         (0.20%)            1.13%           0.93%(9)     172%
   For the year ended 03/31/03            (0.34%)      1.27%         (0.30%)            0.97%           0.95%(6)     193
   For the year ended 03/31/02            (0.54%)      1.09%         (0.09%)            1.00%           1.00%        224%
U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/06 (1)      (0.53%)      1.34%            --(16)          1.34%           1.22%         65%
   For the year ended 03/31/06            (0.33%)      2.15%         (0.81%)            1.34%           1.01%(14)    160%
   For the year ended 03/31/05            (0.36%)      1.97%         (0.63%)            1.34%           1.21%        146%(11)
   2/27/04 (Commenced) to 03/31/04        (0.43%)      4.39%         (3.04%)            1.35%           1.35%(9)      14%
U.S. CONVERTIBLE
   For the period ended 09/30/06 (1)       0.73%       1.03%            --(16)          1.03%           0.77%         59%
   For the year ended 03/31/06             1.02%       1.14%         (0.11%)            1.03%           0.87%(14)     92%
   For the year ended 03/31/05             1.68%       1.10%         (0.08%)            1.02%           0.85%        102%
   For the year ended 03/31/04             2.57%       1.10%         (0.06%)            1.04%           1.00%(9)     103%
   For the year ended 03/31/03             3.17%       1.16%         (0.15%)            1.01%           1.00%(6)     114%
   For the year ended 03/31/02             2.87%       1.05%         (0.05%)            1.00%           1.00%        181%

     1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.10%, 1.15%, 1.40% AND 0.60% FOR THE
     PERIOD 04/01/03 TO 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.02%, 1.16%,
     1.41%, 1.56%, AND 0.63% FOR THE PERIOD 07/29/03 TO 03/31/04, RESPECTIVELY.
     U.S. SMALL CAP VALUE DID NOT EXCEED 1.30% FOR THE PERIOD 04/01/03 TO 07/28/03, 1.45% FOR THE PERIOD 07/29/03 TO 02/23/04, 1.30% FOR THE PERIOD
     02/24/04 TO 03/31/04. U.S. SYSTEMATIC MID CAP GROWTH DID NOT EXCEED 1.33% FOR THE PERIOD 02/24/04 TO 03/31/04.

(10) INCEPTION TO DATE RETURN.

(11) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE COMBINATION WITH U.S. SYSTEMATIC MID CAP GROWTH FUND, THE COST OF PURCHASES OF $1,095,903 AND PROCEEDS FROM SALES OF $1,041,817 HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.

(12) LESS THAN ONE PENNY PER SHARE.

(13) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL SYSTEMATIC FUND DO NOT EXCEED 1.75% FOR THE PERIOD 07/06/05 TO 07/31/05 AND 1.20% FOR THE PERIOD 08/01/05 TO 09/30/05, RESPECTIVELY.

(14) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND INTERNATIONAL ALL CAP GROWTH DO NOT EXCEED 1.20%, 1.15%, 1.39%, 1.42% AND 1.15% FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP, U.S. SMALL CAP VALUE, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. SYSTEMATIC MID CAP GROWTH, U.S. CONVERTIBLE AND U.S. HIGH YIELD BOND HAD RATES THROUGHOUT THE YEAR OF 1.56%, 1.30%, 0.81%, 1.12%, 1.33%, 1.02% AND 0.63% RESPECTIVELY.

(15) FOR THE YEAR ENDED MARCH 31, 2003 RATIOS INCLUDE12B-1 FEES FROM CLASS R WHICH WERE EXCHANGED TO CLASS I SHARES ON SEPTEMBER 30, 2002. HAD THOSE FEES NOT BEEN INCLUDED, THE EXPENSE AND NET INVESTMENT INCOME LOSS RATIOS WOULD HAVE BEEN 1.48% AND (1.38%) RESPECTIVELY.

(16) THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

                                                                                                           DISTRIBUTIONS FROM:
                                                                                                       --------------------------
                                         NET ASSET                        NET REALIZED    TOTAL FROM       NET
                                          VALUE,       NET INVESTMENT    AND UNREALIZED   INVESTMENT   INVESTMENT    NET REALIZED
                                         BEGINNING   INCOME (LOSS) (2)    GAINS (LOSS)    OPERATIONS     INCOME     CAPITAL GAINS
                                         ----------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the period ended 09/30/06 (1)       $18.96       $ 0.07               $ 0.02         $ 0.09       $   --      $   --
   For the year ended 03/31/06              16.09         0.03                 3.97           4.00        (0.03)      (1.10)
   For the year ended 03/31/05              15.58         0.06                 1.37           1.43           --       (0.92)
   For the year ended 03/31/04              10.26        (0.01)                5.33           5.32           --          --
   For the year ended 03/31/03              13.67        (0.02)               (3.39)         (3.41)          --          --
   For the year ended 03/31/02              12.86        (0.06)                0.87           0.81           --          --
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)       $22.69       $ 0.09               $ 0.01         $ 0.10       $   --      $   --
   For the year ended 03/31/06              20.47         0.16                 6.05           6.21           --       (3.99)
   For the year ended 03/31/05              19.09         0.08                 1.72           1.80           --       (0.42)
   For the year ended 03/31/04              12.83         0.30                 6.00           6.30        (0.04)         --
   For the year ended 03/31/03              17.17         0.12                (4.46)         (4.34)          --          --
   For the year ended 03/31/02              19.21         0.06                (2.10)         (2.04)          --          --
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)       $49.86       $ 0.18               $(1.43)        $(1.25)      $   --      $   --
   For the year ended 03/31/06              35.01        (0.01)               15.10          15.09        (0.24)         --
   For the year ended 03/31/05              29.43         0.32                 5.35           5.67        (0.09)         --
   For the year ended 03/31/04              17.39         0.18                11.86          12.04           --          --
   For the year ended 03/31/03              22.72         0.07                (5.40)         (5.33)          --          --
   For the year ended 03/31/02              24.38         0.09                (1.75)         (1.66)          --          --
EMERGING MARKETS
   8/18/06 (Commenced) to 09/30/06 (1)     $10.00       $(0.00)(12)          $ 0.04         $ 0.04       $   --      $   --
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/06 (1)       $13.70       $ 0.15               $ 0.44         $ 0.59       $   --      $   --
   7/06/05 (Commenced) to 03/31/06          10.00         0.06                 3.81           3.87        (0.01)      (0.16)
INTERNATIONAL ALL CAP GROWTH
   For the period ended 09/30/06 (1)       $13.00       $ 0.07               $(0.16)        $(0.09)      $   --      $   --
   For the year ended 03/31/06               9.08         0.01                 3.92           3.93        (0.01)         --
   For the year ended 03/31/05               8.19         0.01                 0.92           0.93           --       (0.04)
   For the year ended 03/31/04               4.84        (0.01)                3.36           3.35           --          --
   For the year ended 03/31/03               6.74        (0.03)               (1.87)         (1.90)          --          --
   For the year ended 03/31/02               7.40        (0.08)               (0.58)         (0.66)          --          --
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the period ended 09/30/06 (1)       $10.00       $ 0.39               $(0.05)        $ 0.34       $(0.38)     $   --
   For the year ended 03/31/06              10.04         0.70                 0.02           0.72        (0.76)         --
   For the year ended 03/31/05              10.34         0.85                (0.31)          0.54        (0.84)      (0.00)(12)
   For the year ended 03/31/04               9.65         0.86                 0.63           1.49        (0.80)         --
   For the year ended 03/31/03               9.88         0.83                (0.23)          0.60        (0.83)         --
   For the year ended 03/31/02              10.82         0.93                (0.91)          0.02        (0.96)         --

(1)  UNAUDITED.

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(6) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, AND 0.75% FOR THE PERIOD 04/01/02 TO 06/30/02, 1.56%, 0.85% 0.90%,
     1.05%, 1.15%, AND 0.75% FOR THE PERIOD 07/01/02 TO 01/21/03, 1.40%, 1.00%,
     1.00%, 1.10%, 1.15%, AND 0.80% FOR THE PERIOD 01/22/03 TO 03/31/03,
     RESPECTIVELY. U.S. EMERGING GROWTH, U.S. SMALL CAP VALUE, CONVERTIBLE AND INTERNATIONAL GROWTH OPPORTUNITIES HAD RATES THROUGHOUT THE YEAR OF 1.25%, 1.30%, 1.00% AND 1.40% RESPECTIVELY.

(7) ON MAY 18, 2001 THE BOARD OF TRUSTEES APPROVED AN AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES OF THE U.S. EMERGING GROWTH, EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES, DO NOT EXCEED 1.25% REPRESENTING A .08% INCREASE IN THE FUND'S EXPENSE CAP.

(8) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE COMBINATION WITH GLOBAL TECHNOLOGY FUND AND GLOBAL HEALTHCARE FUND, THE COST OF PURCHASES OF $ 27,251,277 AND PROCEEDS FROM SALES OF $35,006,695 HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.

(9) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. EMERGING GROWTH, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. CONVERTIBLE, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND U.S. HIGH YIELD BOND DO NOT EXCEED

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                          NET                    NET
                                                         ASSET                 ASSETS,
                                             TOTAL      VALUE,      TOTAL      ENDING
                                         DISTRIBUTIONS  ENDING   RETURN (3)  (IN 000'S)
                                         ----------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the period ended 09/30/06 (1)         $   --     $19.05    0.47%       $ 74,390
   For the year ended 03/31/06                (1.13)     18.96   25.76%         77,225
   For the year ended 03/31/05                (0.92)     16.09    9.27%         66,115
   For the year ended 03/31/04                   --      15.58   51.85%         78,327
   For the year ended 03/31/03                   --      10.26  (24.95%)        69,776
   For the year ended 03/31/02                   --      13.67    6.30%         41,219
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)         $   --     $22.79    0.44%       $ 44,267
   For the year ended 03/31/06                (3.99)     22.69   33.63%         45,889
   For the year ended 03/31/05                (0.42)     20.47    9.49%         41,394
   For the year ended 03/31/04                (0.04)     19.09   49.17%         51,450
   For the year ended 03/31/03                   --      12.83  (25.28%)        88,029
   For the year ended 03/31/02                   --      17.17  (10.62%)       214,920
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)         $   --     $48.61   (2.53%)      $ 97,664
   For the year ended 03/31/06                (0.24)     49.86   43.34%        107,749
   For the year ended 03/31/05                (0.09)     35.01   19.28%         55,462
   For the year ended 03/31/04                   --      29.43   69.24%         54,015
   For the year ended 03/31/03                   --      17.39  (23.46%)        65,351
   For the year ended 03/31/02                   --      22.72   (6.81%)       144,429
EMERGING MARKETS
   8/18/06 (Commenced) to 09/30/06 (1)       $   --     $10.04    0.40%(10)      1,007
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/06 (1)         $   --     $14.29    4.38%       $  4,707
   7/06/05 (Commenced) to 03/31/06            (0.17)     13.70   38.92%(10)      4,662
INTERNATIONAL ALL CAP GROWTH
   For the period ended 09/30/06 (1)         $   --     $12.91   (0.69%)      $ 20,458
   For the year ended 03/31/06                (0.01)     13.00   43.28%         20,562
   For the year ended 03/31/05                (0.04)      9.08   11.34%         33,900
   For the year ended 03/31/04                   --       8.19   69.21%         28,700
   For the year ended 03/31/03                   --       4.84  (28.19%)        19,700
   For the year ended 03/31/02                   --       6.74   (8.92%)        33,000
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the period ended 09/30/06 (1)         $(0.38)    $ 9.96    3.44%       $ 79,223
   For the year ended 03/31/06                (0.76)     10.00    7.40%         81,187
   For the year ended 03/31/05                (0.84)     10.04    5.40%        131,677
   For the year ended 03/31/04                (0.80)     10.34   16.67%        102,110
   For the year ended 03/31/03                (0.83)      9.65    6.61%        120,182
   For the year ended 03/31/02                (0.96)      9.88    0.42%         71,369

                                                              RATIOS TO AVERAGE NET ASSETS (4)
                                         -----------------------------------------------------------------------
                                                                                                     EXPENSES
                                             NET                                     EXPENSES         NET OF        FUND'S
                                         INVESTMENT                 EXPENSE           NET OF      REIMBURSEMENT/  PORTFOLIO
                                           INCOME      TOTAL   (REIMBURSEMENTS)/  REIMBURSEMENT/    RECOUPMENT     TURNOVER
                                           (LOSS)    EXPENSES      RECOUPMENT       RECOUPMENT      OFFSET (5)      RATE
                                         ----------  --------  -----------------  --------------  --------------  ---------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
   For the period ended 09/30/06 (1)         0.71%     1.16%          --(16)           1.16%         1.00%           48%
   For the year ended 03/31/06               0.16%     1.13%       (0.00%)             1.13%         0.88%(14)      139%
   For the year ended 03/31/05               0.41%     1.15%       (0.01%)             1.14%         0.95%          164%
   For the year ended 03/31/04              (0.05%)    1.28%       (0.10%)             1.18%         1.01%(9)       226%
   For the year ended 03/31/03              (0.16%)    1.42%       (0.27%)             1.15%         1.13%(6)       230%(8)
   For the year ended 03/31/02              (0.43%)    1.37%       (0.14%)             1.23%         1.23%          401%
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)         0.77%     1.40%          --(16)           1.40%         1.18%           50%
   For the year ended 03/31/06               0.73%     1.37%       (0.00%)             1.37%         0.99%(14)      167%
   For the year ended 03/31/05               0.42%     1.39%       (0.00%)             1.39%         1.08%          203%
   For the year ended 03/31/04               1.35%     1.49%       (0.04%)             1.45%         1.19%(9)       186%
   For the year ended 03/31/03               0.76%     1.46%       (0.21%)             1.25%         1.23%(6)       203%
   For the year ended 03/31/02               0.32%     1.36%        0.01%              1.37%         1.37%          232%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)         0.72%     1.43%          --(16)           1.43%         1.13%           74%
   For the year ended 03/31/06              (0.02%)    1.38%       (0.00%)             1.38%         1.07%(14)      168%
   For the year ended 03/31/05               1.05%     1.42%       (0.00%)             1.42%         1.11%          110%
   For the year ended 03/31/04               0.74%     1.47%       (0.00%)             1.47%         1.28%(9)       124%
   For the year ended 03/31/03               0.36%     1.54%       (0.10%)             1.44%         1.42%(6)       129%
   For the year ended 03/31/02               0.40%     1.42%       (0.01%)             1.41%         1.41%          168%
EMERGING MARKETS
   8/18/06 (Commenced) to 09/30/06 (1)       2.72%     2.12%          --(16)           2.12%         1.84%            6%
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/06 (1)         2.16%     1.05%          --(16)           1.05%         0.76%           61%
   7/06/05 (Commenced) to 03/31/06           0.78%     2.94%       (1.69%)             1.25%         1.11%(13)      103%
INTERNATIONAL ALL CAP GROWTH
   For the period ended 09/30/06 (1)         1.10%     1.18%          --(16)           1.18%         1.04%           68%
   For the year ended 03/31/06               0.08%     1.89%       (0.47%)             1.42%         1.39%          196%
   For the year ended 03/31/05              (0.42%)    2.07%       (0.59%)             1.48%         1.48%          166%
   For the year ended 03/31/04              (0.87%)    2.25%       (0.77%)             1.48%         1.48%          153%
   For the year ended 03/31/03              (1.37%)    2.47%       (0.98%)             1.49%         1.49%(15)      190%
   For the year ended 03/31/02              (1.47%)    2.39%       (0.91%)             1.48%         1.48%          259%
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the period ended 09/30/06 (1)         7.88%     0.64%          --(16)           0.64%         0.51%           44%
   For the year ended 03/31/06               6.70%     0.82%       (0.18%)             0.64%         0.56%(14)      112%
   For the year ended 03/31/05               7.82%     0.82%       (0.19%)             0.63%         0.60%          123%
   For the year ended 03/31/04               8.43%     0.87%       (0.23%)             0.64%         0.61%(9)       134%
   For the year ended 03/31/03               8.78%     1.01%       (0.24%)             0.77%         0.77%(6)       137%
   For the year ended 03/31/02               9.28%     1.03%       (0.27%)             0.76%         0.76%          113%

     1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.10%, 1.15%, 1.40% AND 0.60% FOR THE
     PERIOD 04/01/03 TO 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.02%, 1.16%,
     1.41%, 1.56%, AND 0.63% FOR THE PERIOD 07/29/03 TO 03/31/04, RESPECTIVELY.
     U.S. SMALL CAP VALUE DID NOT EXCEED 1.30% FOR THE PERIOD 04/01/03 TO 07/28/03, 1.45% FOR THE PERIOD 07/29/03 TO 02/23/04, 1.30% FOR THE PERIOD
     02/24/04 TO 03/31/04. U.S. SYSTEMATIC MID CAP GROWTH DID NOT EXCEED 1.33% FOR THE PERIOD 02/24/04 TO 03/31/04.

(10) INCEPTION TO DATE RETURN.

(11) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE COMBINATION WITH U.S. SYSTEMATIC MID CAP GROWTH FUND, THE COST OF PURCHASES OF $1,095,903 AND PROCEEDS FROM SALES OF $1,041,817 HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.

(12) LESS THAN ONE PENNY PER SHARE.

(13) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL SYSTEMATIC FUND DO NOT EXCEED 1.75% FOR THE PERIOD 07/06/05 TO 07/31/05 AND 1.20% FOR THE PERIOD 08/01/05 TO 09/30/05, RESPECTIVELY.

(14) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES AND INTERNATIONAL ALL CAP GROWTH DO NOT EXCEED 1.20%, 1.15%, 1.39%, 1.42% AND 1.15% FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP, U.S. SMALL CAP VALUE, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. SYSTEMATIC MID CAP GROWTH, U.S. CONVERTIBLE AND U.S. HIGH YIELD BOND HAD RATES THROUGHOUT THE YEAR OF 1.56%, 1.30%, 0.81%, 1.12%, 1.33%, 1.02% AND 0.63% RESPECTIVELY.

(15) FOR THE YEAR ENDED MARCH 31, 2003 RATIOS INCLUDE12B-1 FEES FROM CLASS R WHICH WERE EXCHANGED TO CLASS I SHARES ON SEPTEMBER 30, 2002. HAD THOSE FEES NOT BEEN INCLUDED, THE EXPENSE AND NET INVESTMENT INCOME LOSS RATIOS WOULD HAVE BEEN 1.48% AND (1.38%) RESPECTIVELY.

(16) THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

For a Class II share outstanding during the period indicated

                                                                                                   DISTRIBUTIONS FROM:
                                                                                                -------------------------

                                      NET ASSET         NET          NET REALIZED   TOTAL FROM      NET          NET
                                        VALUE,       INVESTMENT     AND UNREALIZED  INVESTMENT  INVESTMENT     REALIZED
                                      BEGINNING  INCOME (LOSS) (2)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/06 (1)    $17.50        $(0.04)           $(1.98)       $(2.02)     $   --      $   --
   For the year ended 03/31/06           12.85         (0.09)             5.09          5.00          --       (0.35)
   09/30/04 (commenced) to 03/31/05      12.49         (0.03)             1.07          1.04          --       (0.68)
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)    $19.83        $ 0.05            $(0.01)       $ 0.04      $   --      $   --
   For the year ended 03/31/06           17.39          0.13              3.57          3.70       (0.08)      (1.18)
   11/10/04 (commenced) to 03/31/05      18.82            --              0.93          0.93       (0.04)      (2.32)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)    $17.75        $ 0.03            $ 0.33        $ 0.36      $   --      $   --
   09/30/05 (Commenced) to 03/31/06      16.35          0.02              1.51          1.53       (0.13)         --
U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/06 (1)    $13.07        $(0.02)           $(0.65)       $(0.67)     $   --      $   --
   09/30/05 (Commenced) to 03/31/06      12.10         (0.01)             1.46          1.45          --       (0.48)
U.S. CONVERTIBLE
   For the period ended 09/30/06 (1)    $24.58        $ 0.12            $ 0.12        $ 0.24      $(0.25)     $   --
   09/30/05 (Commenced) to 03/31/06      23.97          0.30              1.63          1.93       (0.28)      (1.04)
GLOBAL FUNDS
GLOBAL SELECT
   For the period ended 09/30/06 (1)    $18.97        $ 0.08            $ 0.01        $ 0.09      $   --      $   --
   For the year ended 03/31/06           16.09          0.04              3.98          4.02       (0.04)      (1.10)
   For the year ended 03/31/05           15.58          0.07              1.36          1.43          --       (0.92)
   6/30/03 (Commenced) to 03/31/04       12.12         (0.01)             3.47          3.46          --          --
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)    $22.71        $ 0.14            $ 0.00        $ 0.14      $   --      $   --
   1/23/06 (Commenced) to 03/31/06       21.64          1.85             (0.78)         1.07          --          --
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)    $50.01        $ 0.19            $(1.41)       $(1.22)     $   --      $   --
   For the year ended 03/31/06           35.02          0.13             15.06         15.19       (0.20)         --
   For the year ended 03/31/05           29.47          0.38              5.32          5.70       (0.15)         --
   6/05/03 (Commenced) to 03/31/04       20.85          0.14              8.48          8.62          --          --
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the period ended 09/30/06 (1)    $ 9.98        $ 0.39            $(0.06)         0.33      $(0.38)     $   --
   For the year ended 03/31/06           10.02          0.69              0.03          0.72       (0.76)         --
   For the year ended 03/31/05           10.33          0.85             (0.32)         0.53       (0.84)      (0.00)(7)
   6/30/03 (Commenced) to 03/31/04       10.18          0.66              0.10          0.76       (0.61)         --

(1)  UNAUDITED

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(6)  INCEPTION TO DATE RETURN.

(7)  LESS THAN ONE PENNY PER SHARE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                                      NET                    NET
                                                     ASSET                 ASSETS,
                                          TOTAL      VALUE,     TOTAL      ENDING
                                      DISTRIBUTIONS  ENDING  RETURN (3)  (IN 000'S)
-------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/06 (1)     $   --      $15.48   (11.54%)    $  3,482
   For the year ended 03/31/06            (0.35)      17.50    39.37%        5,875
   09/30/04 (commenced) to 03/31/05       (0.68)      12.85     8.17%(6)    15,200
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)     $   --      $19.87     0.20%     $ 29,334
   For the year ended 03/31/06            (1.26)      19.83    22.15%       43,365
   11/10/04 (commenced) to 03/31/05       (2.36)      17.39     4.95%(6)    17,691
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)     $   --      $18.11     2.03%     $  9,013
   09/30/05 (Commenced) to 03/31/06       (0.13)      17.75     9.43%(6)     3,743
U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/06 (1)     $   --      $12.40    (5.13%)    $ 22,999
   09/30/05 (Commenced) to 03/31/06       (0.48)      13.07    12.39%(6)    21,937
U.S. CONVERTIBLE
   For the period ended 09/30/06 (1)     $(0.25)     $24.57     1.00%     $  3,627
   09/30/05 (Commenced) to 03/31/06       (1.32)      24.58     8.47%(6)     3,634
GLOBAL FUNDS
GLOBAL SELECT
   For the period ended 09/30/06 (1)     $   --      $19.06     0.47%     $ 82,068
   For the year ended 03/31/06            (1.14)      18.97    25.90%      100,610
   For the year ended 03/31/05            (0.92)      16.09     9.27%       69,548
   6/30/03 (Commenced) to 03/31/04           --       15.58    28.55%       35,817
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)     $   --      $22.85     0.62%     $ 56,913
   1/23/06 (Commenced) to 03/31/06           --       22.71     4.94%(6)    56,501
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)     $   --      $48.79    (2.46%)    $ 52,021
   For the year ended 03/31/06            (0.20)      50.01    43.55%       32,565
   For the year ended 03/31/05            (0.15)      35.02    19.40%       35,233
   6/05/03 (Commenced) to 03/31/04           --       29.47    41.34%       60,394
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the period ended 09/30/06 (1)      (0.38)     $ 9.93     3.37%     $ 42,417
   For the year ended 03/31/06            (0.76)       9.98     7.48%       42,648
   For the year ended 03/31/05            (0.84)      10.02     5.36%       42,710
   6/30/03 (Commenced) to 03/31/04        (0.61)      10.33     8.43%       68,952

                                                         RATIOS TO AVERAGE NET ASSETS (4)
                                      -------------------------------------------------------------------------
                                          NET                                     EXPENSES      EXPENSES NET OF    FUND'S
                                      INVESTMENT                  EXPENSE          NET OF        REIMBURSEMENT/  PORTFOLIO
                                        INCOME      TOTAL   (REIMBURSEMENTS)/  REIMBURSEMENT/     RECOUPMENT     TURNOVER
                                        (LOSS)    EXPENSES      RECOUPMENT       RECOUPMENT       OFFSET (5)       RATE
-------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/06 (1)    (0.50%)     1.31%           --(9)           1.31%            0.88%          72%
   For the year ended 03/31/06          (0.56%)     1.40%        (0.09%)            1.31%            0.85%(8)      180%
   09/30/04 (commenced) to 03/31/05     (0.41%)     1.37%        (0.06%)            1.31%            0.97%         266%
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)     0.47%      1.21%           --(9)           1.21%            0.90%          22%
   For the year ended 03/31/06           0.76%      1.21%        (0.01%)            1.20%            0.87%(8)       53%
   11/10/04 (commenced) to 03/31/05      0.33%      1.26%        (0.06%)            1.20%            0.93%          73%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)     0.30%      0.99%           --(9)           0.99%            0.85%          41%
   09/30/05 (Commenced) to 03/31/06      0.27%      1.37%        (0.37%)            1.00%            0.94%(8)      147%
U.S. SYSTEMATIC MID CAP GROWTH
   For the period ended 09/30/06 (1)    (0.32%)     1.14%           --(9)           1.14%            1.02%          65%
   09/30/05 (Commenced) to 03/31/06      0.25%      2.82%        (0.62%)            2.20%            1.92%(8)      160%
U.S. CONVERTIBLE
   For the period ended 09/30/06 (1)     1.02%      0.93%           --(9)           0.93%            0.67%          59%
   09/30/05 (Commenced) to 03/31/06      2.26%      1.01%        (0.09%)            0.92%            0.77%(8)       92%
GLOBAL FUNDS
GLOBAL SELECT
   For the period ended 09/30/06 (1)     0.83%      1.11%           --(9)           1.11%            0.94%          48%
   For the year ended 03/31/06           0.21%      1.08%        (0.00%)            1.08%            0.83%(8)      139%
   For the year ended 03/31/05           0.44%      1.10%        (0.01%)            1.09%            0.90%         164%
   6/30/03 (Commenced) to 03/31/04      (0.08%)     1.24%        (0.12%)            1.12%            0.94%         226%
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)     1.27%      1.00%           --(9)           1.00%            0.78%          50%
   1/23/06 (Commenced) to 03/31/06       1.21%      0.99%        (0.00%)            0.99%            0.73%(8)      167%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)     0.80%      1.29%           --(9)           1.29%            0.98%          74%
   For the year ended 03/31/06           0.36%      1.22%        (0.00%)            1.22%            0.91%(8)      168%
   For the year ended 03/31/05           1.19%      1.27%           --              1.27%            0.97%         110%
   6/05/03 (Commenced) to 03/31/04       0.66%      1.29%           --              1.29%            1.11%         124%
FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
   For the period ended 09/30/06 (1)     7.93%      0.59%           --(9)           0.59%            0.46%          44%
   For the year ended 03/31/06           6.76%      0.76%        (0.17%)            0.59%            0.50%(8)      112%
   For the year ended 03/31/05           7.88%      0.77%        (0.19%)            0.58%            0.54%         123%
   6/30/03 (Commenced) to 03/31/04       8.68%      0.82%        (0.24%)            0.58%            0.57%         134%

(8) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. SYSTEMATIC LARGE CAP GROWTH CLASS II, U.S. SYSTEMATIC MID CAP GROWTH CLASS II, GLOBAL SELECT CLASS II, INTERNATIONAL GROWTH CLASS II AND INTERNATIONAL GROWTH OPPORTUNITIES CLASS II DO NOT EXCEED 0.97%, 1.13%, 1.10%, 0.99% AND 1.27% FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP CLASS II, U.S. SMALL CAP VALUE CLASS II, AND U.S. HIGH YIELD BOND CLASS II HAD RATES THROUGHOUT THE YEAR OF 1.31%, 1.20% AND 0.58% RESPECTIVELY. U.S. CONVERTIBLE FUND CLASS II HAD RATE OF 0.92% SINCE INCEPTION 09.30.05.

(9)  THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

For a class III share outstanding during the period indicated

                                                                                           DISTRIBUTIONS FROM:
                                                                                        -------------------------
                                                      NET     NET REALIZED     TOTAL
                                      NET ASSET   INVESTMENT       AND         FROM         NET          NET
                                        VALUE,      INCOME     UNREALIZED   INVESTMENT  INVESTMENT     REALIZED
                                      BEGINNING   (LOSS) (2)  GAINS (LOSS)  OPERATIONS    INCOME    CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)    $49.87     $ 0.30        $(1.50)      $(1.20)    $   --          $--
   09/30/05 (Commenced) to 03/31/06      39.26      (0.10)        11.03        10.93      (0.32)          --

For a class IV share outstanding during the period indicated

                                                                                           DISTRIBUTIONS FROM:
                                                                                        -------------------------
                                                      NET     NET REALIZED     TOTAL
                                      NET ASSET   INVESTMENT       AND         FROM         NET          NET
                                        VALUE,      INCOME     UNREALIZED   INVESTMENT  INVESTMENT     REALIZED
                                      BEGINNING   (LOSS) (2)  GAINS (LOSS)  OPERATIONS    INCOME    CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)    $49.90      $ 0.23       $(1.43)      $(1.20)    $   --          $--
   08/31/05 (Commenced) to 03/31/06      36.91       (0.07)       13.38        13.31      (0.32)          --

(1)  UNAUDITED

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(6)  INCEPTION TO DATE RETURN.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                                                       NET ASSET              NET ASSETS,
                                            TOTAL        VALUE,      TOTAL       ENDING
                                        DISTRIBUTIONS    ENDING   RETURN (3)  (IN 000'S)
-------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)       $   --       $48.67      (2.41%)     $5,656
   09/30/05 (Commenced) to 03/31/06         (0.32)       49.87      28.05%(6)    6,771

                                                           RATIOS TO AVERAGE NET ASSETS (4)
                                      ---------------------------------------------------------------------------
                                                                                     EXPENSES     EXPENSES NET OF    FUND'S
                                           NET                      EXPENSE           NET OF       REIMBURSEMENT/  PORTFOLIO
                                        INVESTMENT     TOTAL   (REIMBURSEMENTS)/  REIMBURSEMENT/     RECOUPMENT     TURNOVER
                                      INCOME (LOSS)  EXPENSES     RECOUPMENT        RECOUPMENT       OFFSET (5)      RATE
----------------------------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)      1.21%        1.23%            --(9)           1.23%           0.94%          74%
   09/30/05 (Commenced) to 03/31/06      (0.46%)       1.18%         (0.00%)            1.18%           0.87%(7)      168%




                                                     NET ASSET              NET ASSETS,
                                          TOTAL        VALUE,      TOTAL       ENDING
                                      DISTRIBUTIONS    ENDING   RETURN (3)  (IN 000'S)
-----------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)     $   --        $48.70     (2.40%)     $31,284
   08/31/05 (Commenced) to 03/31/06       (0.32)        49.90     36.29%(6)    34,255

                                                           RATIOS TO AVERAGE NET ASSETS (4)
                                      ---------------------------------------------------------------------------
                                                                                     EXPENSES     EXPENSES NET OF    FUND'S
                                           NET                      EXPENSE           NET OF       REIMBURSEMENT/  PORTFOLIO
                                        INVESTMENT     TOTAL   (REIMBURSEMENTS)/  REIMBURSEMENT/     RECOUPMENT     TURNOVER
                                      INCOME (LOSS)  EXPENSES     RECOUPMENT        RECOUPMENT       OFFSET (5)      RATE
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/06 (1)       0.92%       1.18%           --(9)           1.18%           0.88%           74%
   08/31/05 (Commenced) to 03/31/06       (0.28%)      1.13%        (0.00%)            1.13%           0.84%(8)       168%

(7) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS III DO NOT EXCEED 1.22% FOR THE PERIOD 01/24/06 TO 03/31/06.

(8) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS IV DO NOT EXCEED 1.17% FOR THE PERIOD 01/24/06 TO 03/31/06.

(9)  THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                  U.S. SYSTEMATIC  U.S. SYSTEMATIC
                                            U.S. MICRO  U.S. EMERGING   U.S. SMALL    U.S. LARGE     LARGE CAP         MID CAP
SEPTEMBER 30, 2006 (UNAUDITED)                 CAP          GROWTH       CAP VALUE    CAP VALUE        GROWTH           GROWTH
----------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments, at value*                  $95,000,314   $11,743,118   $145,569,518  $30,270,183    $15,495,029      $25,871,203
   Foreign currencies, at value**                   --            --             --           --             --               --
   Cash                                             --            --             --           --             --               --
   Receivables:
      Investment securities sold             1,222,389       152,257      1,331,081           --             --               --
      Capital shares sold                      463,154        12,441        188,261        7,633         15,015            3,919
      Dividends                                 17,446            --        193,948       43,530         13,333           18,497
      Foreign taxes receivable                      --            --             --           --             --               --
      Interest                                      --            --             --           --             --               --
      Other                                     60,147         6,778         77,002        4,366          6,045           10,028
   Other assets                                     --            --             --           --             --               --
                                           -----------   -----------   ------------  -----------    -----------      -----------
Total assets                                96,763,450    11,914,594    147,359,810   30,325,712     15,529,422       25,903,647
                                           -----------   -----------   ------------  -----------    -----------      -----------
Liabilities
   Payables:
      Bank overdraft                       $       152   $        65   $     16,981  $       171    $        11      $        52
      Investments purchased                  1,017,178       119,902        263,051      307,475             --               --
      Capital shares redeemed                  423,823        30,501         29,929        4,348          4,014           24,887
      Collateral on securities loaned       15,721,500     1,593,900      2,804,040           --             --               --
      Dividends                                     --            --             --           --             --               --
      Distributions fee                             --            --             --           --             --               --
      To investment advisor                     62,209         6,051         85,108       10,237          5,467           14,289
   Accrued Expenses and other liabilities       43,551         4,506         64,089        9,767          8,604            9,898
                                           -----------   -----------   ------------  -----------    -----------      -----------
Total Liabilities                           17,268,413     1,754,925      3,263,198      331,998         18,096           49,126
                                           -----------   -----------   ------------  -----------    -----------      -----------
NET ASSETS                                  79,495,037    10,159,669    144,096,612   29,993,714     15,511,326       25,854,521
                                           ===========   ===========   ============  ===========    ===========      ===========
* Investments, at cost                      86,623,931    10,882,852    129,018,044   24,485,475     13,861,561       25,154,696
                                           ===========   ===========   ============  ===========    ===========      ===========
** Foreign currencies, at cost                      --            --             --           --             --               --
                                           ===========   ===========   ============  ===========    ===========      ===========
Net Assets Consist of:
   Paid-in capital                         $64,017,977   $15,891,539   $110,445,117  $27,292,718    $22,774,594      $26,540,545
   Undistributed net investment income
      (loss)                                  (305,505)      (36,404)       511,915      435,661          8,591          (43,702)
   Accumulated net realized gain (loss)
      on investments and foreign
      currencies                             7,406,182    (6,555,732)    16,588,106   (3,519,373)    (8,905,327)      (1,358,829)
   Net unrealized appreciation
      (depreciation) of investments and
      of other assets and liabilities
      denominated in foreign currencies      8,376,383       860,266     16,551,474    5,784,708      1,633,468          716,507
                                           -----------   -----------   ------------  -----------    -----------      -----------
Net Assets applicable to all shares
   outstanding                             $79,495,037   $10,159,669   $144,096,612  $29,993,714    $15,511,326      $25,854,521
                                           ===========   ===========   ============  ===========    ===========      ===========
   Net Assets of Class I shares            $76,012,580   $ 7,023,587   $114,000,592  $25,474,670    $   710,594      $ 2,857,763
   Net Assets of Class II shares             3,482,457            --     29,334,250           --      9,013,239       22,999,446
   Net Assets of Class III shares                   --            --             --           --             --               --
   Net Assets of Class IV shares                    --            --             --           --             --           (2,688)
   Net Assets of Class R shares                     --     3,136,082        761,770    4,519,044      5,787,493               --
                                           ===========   ===========   ============  ===========    ===========      ===========
   Class I Shares outstanding                4,935,504       561,842      5,731,433      820,467         39,020          231,559
   Class II Shares outstanding                 224,939            --      1,475,980           --        497,722        1,855,083
   Class III Shares outstanding                     --            --             --           --             --               --
   Class IV Shares outstanding                      --            --             --           --             --               --
   Class R Shares outstanding                       --       255,047         38,373      145,564        323,080               --
                                           ===========   ===========   ============  ===========    ===========      ===========
Net Asset Value -- Class I Share           $     15.40   $     12.50   $      19.89  $     31.05    $     18.21      $     12.34
Net Asset Value -- Class II Share          $     15.48   $        --   $      19.87  $        --    $     18.11      $     12.40
Net Asset Value -- Class III Share         $        --   $        --   $         --  $        --    $        --      $        --
Net Asset Value -- Class IV Share          $        --   $        --   $         --  $        --    $        --      $        --
Net Asset Value -- Class R Share           $        --   $     12.30   $      19.85  $     31.05    $     17.91      $        --
                                           ===========   ===========   ============  ===========    ===========      ===========

(1)  COMMENCED OPERATIONS ON 8/18/06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                     INTERNATIONAL
                                               U.S.        GLOBAL     INTERNATIONAL      GROWTH        EMERGING
SEPTEMBER 30, 2006 (UNAUDITED)             CONVERTIBLE     SELECT         GROWTH     OPPORTUNITIES   MARKETS (1)
-----------------------------------------------------------------------------------------------------------------
Assets
   Investments, at value*                  $37,371,315  $162,161,721  $106,167,533   $211,356,298   $     982,219
   Foreign currencies, at value**                   --             1         1,540          1,619          27,353
   Cash                                             --        12,163         8,692         26,873              --
   Receivables:
      Investment securities sold                    --     1,996,872     2,377,675      3,820,815           5,489
      Capital shares sold                           --        45,439        67,070     10,288,862              25
      Dividends                                 13,406       178,802       124,667        151,034             305
      Foreign taxes receivable                      --        15,397        13,903         16,828              --
      Interest                                 169,819            --            --             --              --
      Other                                      6,670        47,848        42,027         53,752           3,462
   Other assets                                     --            --            --             --              --
                                           -----------  ------------  ------------   ------------   -------------
Total assets                                37,561,210   164,458,243   108,803,107    225,716,081       1,018,853
                                           -----------  ------------  ------------   ------------   -------------
Liabilities
   Payables:
      Bank overdraft                       $       116  $         --  $         --   $         --   $          29
      Investments purchased                    649,775     2,293,486     1,704,651      7,433,710          10,984
      Capital shares redeemed                       --        45,119        33,206     10,229,680              --
      Collateral on securities loaned               --     5,531,959     4,020,455     21,227,863              --
      Dividends                                     --            --            --             --              --
      Distributions fee                             --            --            --             --              --
      To investment advisor                     16,157        79,993        40,613       102,298              718
   Accrued Expenses and other liabilities       19,170        49,084        57,416         97,964             403
                                           -----------  ------------  ------------   ------------   -------------
Total Liabilities                              685,218      7,999,64     5,856,341     39,091,515          12,134
                                           -----------  ------------  ------------   ------------   -------------
NET ASSETS                                  36,875,992   156,458,601   102,946,766    186,624,566       1,006,719
                                           ===========  ============  ============   ============   =============
* Investments, at cost                      33,536,146   141,600,764    91,287,713    186,402,208         978,126
                                           ===========  ============  ============   ============   =============
** Foreign currencies, at cost                      --             1         1,485          1,619          27,581
                                           ===========  ============  ============   ============   =============
Net Assets Consist of:
   Paid-in capital                         $37,525,742  $115,154,719  $ 89,692,488   $178,675,957   $   1,003,012
   Undistributed net investment income
      (loss)                                  (122,695)      667,721       965,048        713,510            (487)
   Accumulated net realized gain (loss)
      on investments and foreign
      currencies                            (4,362,224)   20,076,397    (2,589,376)   (17,714,351)            352
   Net unrealized appreciation
      (depreciation) of investments and
      of other assets and liabilities
      denominated in foreign currencies      3,835,169    20,559,764    14,878,606     24,949,450           3,842
                                           -----------  ------------  ------------   ------------   -------------
Net Assets applicable to all shares
   outstanding                             $36,875,992  $156,458,601  $102,946,766   $186,624,566   $   1,006,719
                                           ===========  ============  ============   ============   =============
   Net Assets of Class I shares            $33,249,411  $ 74,390,489  $ 44,266,565   $ 97,663,597   $   1,006,719
   Net Assets of Class II shares             3,626,581    82,068,112    56,912,654     52,021,059
   Net Assets of Class III shares                   --            --            --      5,655,817              --
   Net Assets of Class IV shares                    --            --        (2,897)    31,284,093              --
   Net Assets of Class R shares                     --            --     1,770,444             --              --
                                           ===========  ============  ============   ============   =============
   Class I Shares outstanding                1,353,680     3,904,945     1,942,147      2,009,316         100,297
   Class II Shares outstanding                 147,597     4,305,655     2,490,211      1,066,237
   Class III Shares outstanding                     --            --            --        116,218              --
   Class IV Shares outstanding                      --            --            --        642,361              --
   Class R Shares outstanding                       --            --        79,312             --              --
                                           ===========  ============  ============   ============   =============
Net Asset Value -- Class I Share           $     24.56  $      19.05  $      22.79   $      48.61   $       10.04
Net Asset Value -- Class II Share          $     24.57  $      19.06  $      22.85   $      48.79   $          --
Net Asset Value -- Class III Share         $        --  $         --  $         --   $      48.67   $          --
Net Asset Value -- Class IV Share          $        --  $         --  $         --   $      48.70   $          --
Net Asset Value -- Class R Share           $        --  $         --  $      22.32   $         --   $          --
                                           ===========  ============  ============   ============   =============


                                           INTERNATIONAL   INTERNATIONAL   U.S. HIGH
SEPTEMBER 30, 2006 (UNAUDITED)               SYSTEMATIC   ALL CAP GROWTH   YIELD BOND
--------------------------------------------------------------------------------------
Assets
   Investments, at value*                    $4,675,983     $20,844,669   $123,104,320
      Foreign currencies, at value**              6,497           2,451             --
      Cash                                           --             916          8,617
      Receivables:
   Investment securities sold                   579,525              --      3,377,638
      Capital shares sold                            --              --         59,753
      Dividends                                  12,387          29,964             --
      Foreign taxes receivable                    2,006          16,306             --
      Interest                                       --              --      2,676,660
      Other                                       2,115             924         28,751
   Other assets                                      --          11,643             --
                                             ----------     -----------   ------------
Total assets                                  5,278,513      20,906,873    129,255,739
                                             ----------     -----------   ------------
Liabilities
   Payables:
      Bank overdraft                         $      880     $             $         --
      Investments purchased                     567,048              --      3,177,971
      Capital shares redeemed                        --                      4,305,984
      Collateral on securities loaned                --         422,450             --
      Dividends                                      --              --             --
      Distributions fee                              --              --             10
      To investment advisor                       1,857          13,725         37,791
   Accrued Expenses and other liabilities         1,989          12,897         94,121
                                             ----------     -----------   ------------
Total Liabilities                               571,774         449,072      7,615,877
                                             ----------     -----------   ------------
NET ASSETS                                    4,706,739      20,457,801    121,639,862
                                             ==========     ===========   ============
* Investments, at cost                        4,097,129      17,909,631    121,361,088
                                             ==========     ===========   ============
** Foreign currencies, at cost                    6,551           2,453             --
                                             ==========     ===========   ============
Net Assets Consist of:
   Paid-in capital                           $3,420,701     $22,377,156   $125,372,909
   Undistributed net investment income
      (loss)                                     65,560          82,400        318,903
   Accumulated net realized gain (loss)
      on investments and foreign
      currencies                                641,706      (4,936,251)    (5,795,182)
   Net unrealized appreciation
      (depreciation) of investments and
      of other assets and liabilities
      denominated in foreign currencies         578,772       2,934,496      1,743,232
                                             ----------     -----------   ------------
Net Assets applicable to all shares
   outstanding                               $4,706,739     $20,457,801   $121,639,862
                                             ==========     ===========   ============
   Net Assets of Class I shares              $4,706,739     $20,457,801   $ 79,222,942
   Net Assets of Class II shares                     --              --     42,416,920
   Net Assets of Class III shares                    --              --             --
   Net Assets of Class IV shares                     --              --             --
   Net Assets of Class R shares                      --              --             --
                                             ==========     ===========   ============
   Class I Shares outstanding                   329,296       1,585,122      7,957,354
   Class II Shares outstanding                       --              --      4,270,902
   Class III Shares outstanding                      --              --             --
   Class IV Shares outstanding                       --              --             --
   Class R Shares outstanding                        --              --             --
                                             ==========     ===========   ============
Net Asset Value -- Class I Share             $    14.29     $     12.91   $       9.96
Net Asset Value -- Class II Share            $       --     $        --   $       9.93
Net Asset Value -- Class III Share           $       --     $        --   $         --
Net Asset Value -- Class IV Share            $       --     $        --   $         --
Net Asset Value -- Class R Share             $       --     $        --   $         --
                                             ==========     ===========   ============

STATEMENTS OF OPERATIONS

                                                                                                              U.S.          U.S.
                                                                                                           SYSTEMATIC    SYSTEMATIC
PERIOD ENDED                                      U.S. MICRO    U.S. EMERGING    U.S. SMALL   U.S. LARGE    LARGE CAP      MID CAP
SEPTEMBER 30, 2006 (UNAUDITED)                        CAP           GROWTH       CAP VALUE     CAP VALUE     GROWTH        GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*              $    159,024    $     9,907    $ 1,053,988   $  256,733    $ 75,981    $    89,681
   Interest                                                --             59             18           96           5             --
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Total Income                                          159,024          9,966      1,054,006      256,829      75,986         89,681
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Expenses
   Advisory fees                                      407,618         37,880        567,553       58,723      30,132         89,626
   Administration fees                                222,106         22,706        397,399       46,929      39,571         57,986
   Shareholder servicing fees                              --          3,960            923        5,660       7,112             --
   Professional fees                                    2,708            348          4,834          921         489            873
   Trustees' fees and expenses                          2,458            298          4,647          756         384            750
   Interest and credit facility fees                       --          1,185             --          556         105             33
   Miscellaneous                                           --             --             --           --          --             --
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Total Expenses                                        634,890         66,377        975,356      113,545      77,793        149,268
Expense offset                                       (170,361)       (20,007)      (225,301)     (20,340)     (9,021)       (15,885)
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Net Expenses                                          464,529         46,370        750,055       93,205      68,772        133,383
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Net Investment Income (Loss)                         (305,505)       (36,404)       303,951      163,624       7,214        (43,702)
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Net Realized and Unrealized
   Gain (Loss) on Investments
Realized gain from:
   Securities                                        (781,965)       660,587      7,221,639      699,183     155,119        (33,722)
   Foreign currency transactions                           --             --             --           --          --             --
   Advisor reimbursement for administrative
      error                                                --             --             --           --          --             --
                                                 ------------    -----------    -----------   ----------   ---------    -----------
   Net realized gain (loss)                          (781,965)       660,587      7,221,639      699,183     155,119        (33,722)
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Change in unrealized appreciation
   (depreciation) of:
   Investments                                     (9,505,110)    (1,732,217)    (8,001,635)     742,558     214,810     (1,326,804)
   Other assets and liabilities denominated in
      foreign currencies                                   --             --             --           --          --             --
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Net unrealized appreciation (depreciation)         (9,505,110)    (1,732,217)    (8,001,635)     742,558     214,810     (1,326,804)
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Net Gain (Loss) on Investments                    (10,287,075)    (1,071,630)      (779,996)   1,441,741     369,929     (1,360,526)
                                                 ------------    -----------    -----------   ----------   ---------    -----------
Net Increase (Decrease) In Net
   Assets Resulting From Operations              $(10,592,580)   $(1,108,034)   $  (476,045)  $1,605,365    $377,143    $(1,404,228)
                                                 ============    ===========    ===========   ==========   =========    ===========
*Foreign taxes withheld                          $         --    $        --    $        --   $       --    $     --    $        --
                                                 ------------    -----------    -----------   ----------   ---------    -----------

(1)  COMMENCED OPERATIONS ON 8/18/06

(2) DUE TO ADMINISTRATIVE ERROR DURING THE INITIAL START UP OF THE FUND, THE ADVISOR REIMBURSED THE FUND FOR THE COST OF THE ERROR.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                             INTERNATIONAL
PERIOD ENDED                                         U.S.         GLOBAL     INTERNATIONAL       GROWTH        EMERGING
SEPTEMBER 30, 2006 (UNAUDITED)                   CONVERTIBLE      SELECT         GROWTH      OPPORTUNITIES   MARKETS (1)
------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*              $    144,89   $ 1,383,938    $ 1,000,393     $ 1,671,370    $  1,529
   Interest                                          123,448            --             --              --          --
                                                 -----------   -----------    -----------     -----------    --------
Total Income                                         268,343     1,383,938      1,000,393       1,671,370       1,529
                                                 -----------   -----------    -----------     -----------    --------
Expenses
   Advisory fees                                      96,899       516,679        256,134         637,372         989
   Administration fees                                80,962       375,804        344,172         583,229         492
   Shareholder servicing fees                             --            --          2,178              --          --
   Professional fees                                   1,261         5,366          3,617           6,147          36
   Trustees' fees and expenses                         1,033         4,549          2,967           5,339          10
   Interest and credit facility fees                      --           256            575             438          --
   Miscellaneous                                          --            --             --              --         800
                                                 -----------   -----------    -----------     -----------    --------
Total Expenses                                       180,155       902,655        609,643       1,232,525       2,327
Expense offset                                       (45,877)     (133,321)      (113,020)       (274,665)       (311)
                                                 -----------   -----------    -----------     -----------    --------
Net Expenses                                         134,278       769,334        496,623         957,860       2,016
                                                 -----------   -----------    -----------     -----------    --------
Net Investment Income (Loss)                         134,065       614,604        503,770         713,510        (487)
                                                 -----------   -----------    -----------     -----------    --------
Net Realized and Unrealized
   Gain (Loss) on Investments
Realized gain from:
   Securities                                      1,372,029     8,380,577      2,838,565      11,036,961      (4,842)
   Foreign currency transactions                          --       (34,797)     1,563,458       1,954,662       1,719
   Advisor reimbursement for administrative
      error                                               --            --             --              --       3,475(2)
   Net realized gain (loss)                      -----------   -----------    -----------     -----------    --------
Change in unrealized appreciation                  1,372,029     8,345,780      4,402,023      12,991,623         352
   (depreciation) of:                            -----------   -----------    -----------     -----------    --------
   Investments                                    (1,123,793)   (9,721,173)    (4,260,287)    (19,919,602)     14,588
   Other assets and liabilities denominated in
      foreign currencies                                  --       745,244       (107,436)        955,859     (10,746)
                                                 -----------   -----------    -----------     -----------    --------
Net unrealized appreciation (depreciation)        (1,123,793)   (8,975,929)    (4,367,723)    (18,963,743)      3,842
                                                 -----------   -----------    -----------     -----------    --------
Net Gain (Loss) on Investments                      (248,236)     (630,149)        34,300      (5,972,120)      4,194
                                                 -----------   -----------    -----------     -----------    --------
Net Increase (Decrease) In Net
   Assets Resulting From Operations              $   382,301   $   (15,545)   $   538,070     $(5,258,610)   $  3,707
                                                 ===========   ===========    ===========     ===========    ========
*Foreign taxes withheld                          $        --   $   145,662    $   132,974     $   150,976    $     89
                                                 -----------   -----------    -----------     -----------    --------

                                                                 INTERNATIONAL
PERIOD ENDED                                     INTERNATIONAL      ALL CAP       U.S. HIGH
SEPTEMBER 30, 2006 (UNAUDITED)                     SYSTEMATIC        GROWTH       YIELD BOND
--------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*                $  68,159      $   216,762    $        --
   Interest                                               31              838      5,000,561
                                                   ---------      -----------    -----------
Total Income                                          68,190          217,600      5,000,561
                                                   ---------      -----------    -----------
Expenses
   Advisory fees                                      11,699           86,421        238,454
   Administration fees                                11,694           30,468        126,375
   Shareholder servicing fees                             --               --             --
   Professional fees                                     164            1,289          4,126
   Trustees' fees and expenses                           138              589          3,581
   Interest and credit facility fees                      80            1,337          1,042
   Miscellaneous                                         800               --             --
                                                   ---------      -----------    -----------
Total Expenses                                        24,575          120,104        373,578
Expense offset                                        (6,810)         (14,556)       (81,992)
                                                   ---------      -----------    -----------
Net Expenses                                          17,765          105,548        291,586
                                                   ---------      -----------    -----------
Net Investment Income (Loss)                          50,425          112,052      4,708,975
                                                   ---------      -----------    -----------
Net Realized and Unrealized
   Gain (Loss) on Investments
Realized gain from:
   Securities                                        358,809        1,746,878     (1,313,063)
   Foreign currency transactions                        (980)         168,630             --
   Advisor reimbursement for administrative
      error                                               --               --             --
                                                   ---------      -----------    -----------
   Net realized gain (loss)                          357,829        1,915,508     (1,313,063)
                                                   ---------      -----------    -----------
Change in unrealized appreciation
   (depreciation) of:
   Investments                                      (262,763)      (2,136,274)       207,988

   Other assets and liabilities denominated in
      foreign currencies                              50,171          (35,104)            --
                                                   ---------      -----------    -----------
Net unrealized appreciation (depreciation)          (212,592)      (2,171,378)       207,988
                                                   ---------      -----------    -----------
Net Gain (Loss) on Investments                       145,237         (255,870)    (1,105,075)
                                                   ---------      -----------    -----------
Net Increase (Decrease) In Net
   Assets Resulting From Operations                $ 195,662      $  (143,818)   $ 3,603,900
                                                   =========      ===========    ===========
*Foreign taxes withheld                            $   9,795      $    29,374    $        --
                                                   ---------      -----------    -----------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        U.S. MICRO CAP             U.S. EMERGING GROWTH
                                                ----------------------------   ---------------------------
                                                SEPTEMBER 30,                  SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006                    2006         MARCH 31,         2006         MARCH 31,
AND MARCH 31, 2006                               (UNAUDITED)        2006       (UNAUDITED)         2006
----------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   From Investment Operations:
   Net investment income (loss)                  $   (305,505)  $   (576,352)   $   (36,404)   $  (131,488)
   Net realized gain (loss)                          (781,965)    13,711,832        660,587      3,962,899
   Net unrealized appreciation (depreciation)      (9,505,110)    11,455,610     (1,732,217)       241,623
                                                 ------------   ------------    -----------    -----------
Net increase (decrease) in net assets from
   investment operations                          (10,592,580)    24,591,090     (1,108,034)     4,073,034
                                                 ------------   ------------    -----------    -----------
Distributions to Shareholders:
   From net investment income                              --             --             --             --
   From net realized gains                                 --     (1,668,172)            --         (7,167)
                                                 ------------   ------------    -----------    -----------
Total distributions                                        --     (1,668,172)            --         (7,167)
                                                 ------------   ------------    -----------    -----------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                      11,829,755      8,572,354      1,697,245      1,499,847
      Class II                                        412,154         38,388             --             --
      Class IV                                             --             --             --             --
      Class R                                              --             --        984,224        350,928
   Distributions reinvested
      Class I                                              --      1,439,456             --          5,184
      Class II                                             --        165,230             --             --
      Class IV                                             --             --             --             --
      Class R                                              --             --             --          1,983
   Cost of shares redeemed
      Class I                                      (4,085,444)   (22,059,033)      (661,395)    (9,948,897)
      Class II                                     (2,001,779)   (11,592,735)            --             --
      Class IV                                             --             --             --             --
      Class R                                              --             --       (646,802)    (1,804,143)
                                                 ------------   ------------    -----------    -----------
Net increase (decrease) in net assets
   from share transactions                          6,154,686    (23,436,340)     1,373,272     (9,895,098)
                                                 ------------   ------------    -----------    -----------
Net Increase (Decrease) in Net Assets              (4,437,894)      (513,422)       265,238     (5,829,231)
Net Assets
   Beginning                                       83,932,931     84,446,353      9,894,431     15,723,662
                                                 ------------   ------------    -----------    -----------
   Ending                                        $ 79,495,037   $ 83,932,931    $10,159,669    $ 9,894,431
                                                 ============   ============    ===========    ===========
Undistributed net investment income
   (loss), ending                                $   (305,505)  $         --    $   (36,404)   $        --
                                                 ============   ============    ===========    ===========
Class I -- Capital Share Activity
   Shares sold                                        712,730        583,935        128,982        129,381
   Distributions reinvested                                --         97,656             --            460
   Shares redeemed                                   (256,030)    (1,600,418)       (50,793)      (879,179)
                                                 ============   ============    ===========    ===========
Net Class I Share Activity                            456,700       (918,827)        78,189       (749,338)
                                                 ============   ============    ===========    ===========
Class II -- Capital Share Activity
   Shares sold                                         26,512          2,726             --             --
   Distributions reinvested                                --         11,172             --             --
   Shares redeemed                                   (137,289)      (861,481)            --             --
                                                 ============   ============    ===========    ===========
   Net Class II Share Activity                       (110,777)      (847,583)            --             --
                                                 ============   ============    ===========    ===========
Class III -- Capital Share Activity
   Shares sold                                             --             --             --             --
   Distributions reinvested                                --             --             --             --
   Shares redeemed                                         --             --             --             --
                                                 ============   ============    ===========    ===========
   Net Class III Share Activity                            --             --             --             --
                                                 ============   ============    ===========    ===========
Class IV -- Capital Share Activity
   Shares sold                                             --             --             --             --
   Distributions reinvested                                --             --             --             --
   Shares redeemed                                         --             --             --             --
                                                 ============   ============    ===========    ===========
   Net Class IV Share Activity                             --             --             --             --
                                                 ============   ============    ===========    ===========
Class R -- Capital Share Activity
   Shares sold                                             --             --         75,647         31,266
   Distributions reinvested                                --             --             --            178
   Shares redeemed                                         --             --        (52,310)      (181,217)
                                                 ============   ============    ===========    ===========
   Net Class R Share Activity                              --             --         23,337       (149,773)
                                                 ============   ============    ===========    ===========

                                                    U.S. SMALL CAP VALUE
                                                ----------------------------
                                                SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006                    2006          MARCH 31,
AND MARCH 31, 2006                               (UNAUDITED)        2006
-----------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   From Investment Operations:
   Net investment income (loss)                 $    303,951    $    795,961
   Net realized gain (loss)                        7,221,639      14,420,355
   Net unrealized appreciation (depreciation)     (8,001,635)     11,266,796
                                                ------------    ------------
Net increase (decrease) in net assets from
   investment operations                            (476,045)     26,483,112
                                                ------------    ------------
Distributions to Shareholders:
   From net investment income                             --        (415,210)
   From net realized gains                                --      (7,768,635)
                                                ------------    ------------
Total distributions                                       --      (8,183,845)
                                                ------------    ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                      9,121,726      33,364,315
      Class II                                           250      20,190,331
      Class IV                                            --              --
      Class R                                         29,712          70,738
   Distributions reinvested
      Class I                                             --       6,277,485
      Class II                                            --       1,741,176
      Class IV                                            --              --
      Class R                                             --          43,447
   Cost of shares redeemed
      Class I                                    (15,219,256)    (19,888,795)
      Class II                                   (13,560,291)       (128,724)
      Class IV                                            --              --
      Class R                                        (24,322)       (110,870)
                                                ------------    ------------
Net increase (decrease) in net assets
   from share transactions                       (19,652,181)     41,559,103
                                                ------------    ------------
Net Increase (Decrease) in Net Assets            (20,128,226)     59,858,370
Net Assets
   Beginning                                     164,224,838     104,366,468
                                                ------------    ------------
   Ending                                       $144,096,612    $164,224,838
                                                ============    ============
Undistributed net investment income
   (loss), ending                               $    511,915    $164,224,838
                                                ============    ============
Class I -- Capital Share Activity
   Shares sold                                       465,903       1,831,695
   Distributions reinvested                               --         350,697
   Shares redeemed                                  (784,253)     (1,075,546)
                                                ============    ============
   Net Class I Share Activity                       (318,350)      1,106,846
                                                ============    ============
Class II -- Capital Share Activity
   Shares sold                                            13       1,079,112
   Distributions reinvested                               --          97,436
   Shares redeemed                                  (711,079)         (6,971)
                                                ============    ============
   Net Class II Share Activity                      (711,066)      1,169,577
                                                ============    ============
Class III -- Capital Share Activity
   Shares sold                                            --              --
   Distributions reinvested                               --              --
   Shares redeemed                                        --              --
                                                ============    ============
   Net Class III Share Activity                           --              --
                                                ============    ============
Class IV -- Capital Share Activity
   Shares sold                                            --              --
   Distributions reinvested                               --              --
   Shares redeemed                                        --              --
                                                ============    ============
   Net Class IV Share Activity                            --              --
                                                ============    ============
Class R -- Capital Share Activity
   Shares sold                                         1,503          38,257
   Distributions reinvested                               --              --
   Shares redeemed                                    (1,228)           (415)
                                                ============    ============
   Net Class R Share Activity                            275          37,842
                                                ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               U.S. SYSTEMATIC LARGE CAP
                                                    U.S. LARGE CAP VALUE                 GROWTH
                                                ---------------------------   ---------------------------
                                                SEPTEMBER 30,                 SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006                     2006        MARCH 31,        2006         MARCH 31,
AND MARCH 31, 2006                               (UNAUDITED)       2006       (UNAUDITED)        2006
------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   From Investment Operations:
   Net investment income (loss)                   $   163,624   $   272,042    $     7,214    $     1,377
   Net realized gain (loss)                           699,183     1,864,853        155,119        795,200
   Net unrealized appreciation (depreciation)         742,558       445,579        214,810        692,335
                                                  -----------   -----------    -----------    -----------
Net increase (decrease) in net assets from
   investment operations                            1,605,365     2,582,474        377,143      1,488,912
                                                  -----------   -----------    -----------    -----------
Distributions to Shareholders:
   From net investment income                              --            --                       (26,492)
   From net realized gains                                 --      (363,116)                           --
                                                  -----------   -----------    -----------    -----------
Total distributions                                        --      (363,116)            --        (26,492)
                                                  -----------   -----------    -----------    -----------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                       4,513,631     6,081,743         70,195      3,132,257
      Class II                                             --            --      5,009,374      3,424,053
      Class IV                                             --            --             --             --
      Class R                                         127,423       253,866        195,096        501,618
   Distributions reinvested
      Class I                                              --       313,005             --             --
      Class II                                             --            --             --         26,492
      Class IV                                             --            --             --             --
      Class R                                              --        50,110             --             --
   Cost of shares redeemed
      Class I                                      (2,041,265)   (3,449,778)       (39,256)    (3,624,807)
      Class II                                             --            --         (4,014)            --
      Class IV                                             --            --             --             --
      Class R                                        (448,394)   (4,225,956)      (562,542)    (4,555,093)
                                                  -----------   -----------    -----------    -----------
Net increase (decrease) in net assets
   from share transactions                          2,151,395      (977,010)     4,668,853     (1,095,480)
                                                  -----------   -----------    -----------    -----------
Net Increase (Decrease) in Net Assets               3,756,760     1,242,348      5,045,996        366,940
Net Assets
   Beginning                                       26,236,954    24,994,606     10,465,330     10,098,390
                                                  -----------   -----------    -----------    -----------
   Ending                                         $29,993,714   $26,236,954    $15,511,326    $10,465,330
                                                  ===========   ===========    ===========    ===========
Undistributed net investment income
   (loss), ending                                 $   435,661   $   272,037    $     8,591    $     1,377
                                                  ===========   ===========    ===========    ===========
Class I -- Capital Share Activity
   Shares sold                                        150,232       218,484          3,959        208,507
   Distributions reinvested                                --        11,215             --             --
   Shares redeemed                                    (68,194)     (125,785)        (2,300)      (220,921)
                                                  ===========   ===========    ===========    ===========
   Net Class I Share Activity                          82,038       103,914          1,659        (12,414)
                                                  ===========   ===========    ===========    ===========
Class II -- Capital Share Activity
   Shares sold                                             --            --        287,078        209,270
   Distributions reinvested                                --            --             --          1,596
   Shares redeemed                                         --            --           (222)            --
                                                  ===========   ===========    ===========    ===========
   Net Class II Share Activity                             --            --        286,856        210,866
                                                  ===========   ===========    ===========    ===========
Class III -- Capital Share Activity
   Shares sold                                             --            --             --             --
   Distributions reinvested                                --            --             --             --
   Shares redeemed                                         --            --             --             --
                                                  ===========   ===========    ===========    ===========
   Net Class III Share Activity                            --            --             --             --
                                                  ===========   ===========    ===========    ===========
Class IV -- Capital Share Activity
   Shares sold                                             --            --             --             --
   Distributions reinvested                                --            --             --             --
   Shares redeemed                                         --            --             --             --
                                                  ===========   ===========    ===========    ===========
   Net Class IV Share Activity                             --            --             --             --
                                                  ===========   ===========    ===========    ===========
Class R -- Capital Share Activity
   Shares sold                                          4,239         9,217         11,336        398,538
   Distributions reinvested                                --         1,792             --             --
   Shares redeemed                                    (14,938)     (157,044)       (32,445)    (1,817,930)
                                                  ===========   ===========    ===========    ===========
   Net Class R Share Activity                         (10,699)     (146,035)       (21,109)    (1,419,392)
                                                  ===========   ===========    ===========    ===========

                                                      U.S. SYSTEMATIC
                                                       MID CAP GROWTH              U.S. CONVERTIBLE
                                                ---------------------------   ---------------------------
                                                SEPTEMBER 30,                 SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006                    2006         MARCH 31,        2006         MARCH 31,
AND MARCH 31, 2006                               (UNAUDITED)      2006         (UNAUDITED)        2006
---------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   From Investment Operations:
   Net investment income (loss)                  $   (43,702)   $   (23,484)   $   134,065    $   409,204
   Net realized gain (loss)                          (33,722)     1,932,084      1,372,029      5,286,535
   Net unrealized appreciation (depreciation)     (1,326,804)     1,599,679     (1,123,793)      (263,420)
                                                 -----------    -----------    -----------    -----------
Net increase (decrease) in net assets from
   investment operations                          (1,404,228)     3,508,279        382,301      5,432,319
                                                 -----------    -----------    -----------    -----------
Distributions to Shareholders:
   From net investment income                             --             --       (353,691)      (776,075)
   From net realized gains                                --       (863,189)            --     (1,442,402)
                                                 -----------    -----------    -----------    -----------
Total distributions                                       --       (863,189)      (353,691)    (2,218,477)
                                                 -----------    -----------    -----------    -----------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                          1,079        474,215      2,000,300      3,537,830
      Class II                                     3,229,724     21,772,058         21,289      3,353,900
      Class IV                                            --      1,054,818             --             --
      Class R                                             --             --             --             --
   Distributions reinvested
      Class I                                             --        106,463        311,116      2,002,954
      Class II                                            --        661,945         36,828        178,843
      Class IV                                            --         94,576             --             --
      Class R                                             --             --             --             --
   Cost of shares redeemed
      Class I                                       (317,119)    (3,604,980)      (741,248)    12,423,302)
      Class II                                      (940,558)    (1,978,651)       (41,683)          (329)
      Class IV                                            --     (2,774,114)            --             --
      Class R                                             --             --             --             --
                                                 -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
   from share transactions                         1,973,126     15,806,330      1,586,602     (3,350,104)
                                                 -----------    -----------    -----------    -----------
Net Increase (Decrease) in Net Assets                568,898     18,451,420      1,615,212       (136,262)
Net Assets
   Beginning                                      25,285,623      6,834,203     35,260,780     35,397,042
                                                 -----------    -----------    -----------    -----------
   Ending                                        $25,854,521    $25,285,623    $36,875,992    $35,260,780
                                                 ===========    ===========    ===========    ===========
Undistributed net investment income
   (loss), ending                                $   (43,702)   $        --    $  (122,695)   $    96,931
                                                 ===========    ===========    ===========    ===========
Class I -- Capital Share Activity
   Shares sold                                            88         37,339         83,906        154,320
   Distributions reinvested                               --          9,043         12,838         86,189
   Shares redeemed                                   (25,652)      (309,803)       (30,325)      (530,327)
                                                 ===========    ===========    ===========    ===========
   Net Class I Share Activity                        (25,564)      (263,421)        66,419       (289,818)
                                                 ===========    ===========    ===========    ===========
Class II -- Capital Share Activity
   Shares sold                                       252,830      1,778,810             --        140,172
   Distributions reinvested                               --         56,144          1,520          7,706
   Shares redeemed                                   (76,563)      (156,138)        (1,787)           (14)
                                                 ===========    ===========    ===========    ===========
   Net Class II Share Activity                       176,267      1,678,816           (267)       147,864
                                                 ===========    ===========    ===========    ===========
Class III -- Capital Share Activity
   Shares sold                                            --             --             --             --
   Distributions reinvested                               --             --             --             --
   Shares redeemed                                        --             --             --             --
                                                 ===========    ===========    ===========    ===========
   Net Class III Share Activity                           --             --             --             --
                                                 ===========    ===========    ===========    ===========
Class IV -- Capital Share Activity
   Shares sold                                            --         98,798             --             --
   Distributions reinvested                               --          8,021             --             --
   Shares redeemed                                        --       (225,497)            --             --
                                                 ===========    ===========    ===========    ===========
   Net Class IV Share Activity                            --       (118,678)            --             --
                                                 ===========    ===========    ===========    ===========
Class R -- Capital Share Activity
   Shares sold                                           --              --             --             --
   Distributions reinvested                              --              --             --             --
   Shares redeemed                                       --              --             --             --
                                                 ==========     ===========     ==========    ===========
   Net Class R Share Activity                            --              --             --             --
                                                 ==========     ===========     ==========    ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                           GLOBAL SELECT             INTERNATIONAL GROWTH
                                                    ---------------------------  ---------------------------
                                                    SEPTEMBER 30,                SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006                         2006        MARCH 31,        2006        MARCH 31,
AND MARCH 31, 2006                                   (UNAUDITED)        2006      (UNAUDITED)       2006
--------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   From Investment Operations:
   Net investment income                             $    614,604  $    277,046   $    503,770  $  1,005,448
   Net realized gain (loss)                             8,345,780    22,090,673      4,402,023    19,987,251
   Net unrealized appreciation (depreciation)          (8,975,929)   13,470,141     (4,367,723)    7,906,288
                                                     ------------  ------------   ------------  ------------
Net increase (decrease) in net assets from
   investment operations                                  (15,545)   35,837,860        538,070    28,898,987
                                                     ------------  ------------   ------------  ------------
Distributions to Shareholders:
   From net investment income                                  --      (297,555)            --            --
   From net realized gains                                     --    (9,700,448)            --   (15,080,798)
                                                     ------------  ------------   ------------  ------------
   Total distributions                                         --    (9,998,003)            --   (15,080,798)
                                                     ------------  ------------   ------------  ------------
From Capital Share Transactions:
   Proceeds from shares sold
   Class I                                              1,210,085    20,080,568      1,723,985     6,546,866
   Class II                                                12,245    21,725,096         50,000    53,840,583
   Class III                                                   --            --             --            --
   Class IV                                                    --            --             --    45,381,290
   Class R                                                     --            --        202,902       670,079
Distributions reinvested
   Class I                                                     --     4,052,988             --     6,615,202
   Class II                                                    --     5,377,960             --            --
   Class III                                                   --            --             --            --
   Class IV                                                    --            --             --     8,221,384
   Class R                                                     --            --             --       216,270
Cost of shares redeemed
   Class I                                             (4,331,803)  (24,718,526)    (3,528,449)  (13,487,399)
   Class II                                           (18,250,829)  (10,186,408)            --            --
   Class III                                                   --            --             --   (43,546,717)
   Class IV                                                    --            --             --   (82,681,011)
   Class R                                                     --            --       (206,117)     (999,155)
                                                     ------------  ------------   ------------  ------------
Net increase (decrease) in net assets
   from share transactions                            (21,360,302)   16,331,678     (1,757,679)  (19,222,608)
                                                     ------------  ------------   ------------  ------------
Net Increase (Decrease) in Net Assets                 (21,375,847)   42,171,535     (1,219,609)   (5,404,419)
Net Assets
   Beginning                                          177,834,448   135,662,913    104,166,375   109,570,794
                                                     ------------  ------------   ------------  ------------
   Ending                                            $156,458,601  $177,834,448   $102,946,766  $104,166,375
                                                     ============  ============   ============  ============
Undistributed net investment income
   (loss), ending                                    $    667,721  $     53,117   $    965,048  $104,166,375
                                                     ============  ============   ============  ============
Class I -- Capital Share Activity
   Shares sold                                             64,738     1,183,767         77,236       305,670
   Distributions reinvested                                    --       241,393             --       340,639
   Shares redeemed                                       (231,925)   (1,462,753)      (157,182)     (646,622)
                                                     ============  ============   ============  ============
   Net Class I Share Activity                            (167,187)      (37,593)       (79,946)         (313)
                                                     ============  ============   ============  ============
Class II -- Capital Share Activity
   Shares sold                                                659     1,283,290          2,199     2,488,012
   Distributions reinvested                                    --       320,307             --            --
   Shares redeemed                                       (998,877)     (621,513)            --            --
                                                     ============  ============   ============  ============
   Net Class II Share Activity                           (998,218)      982,084          2,199     2,488,012
                                                     ============  ============   ============  ============
Class III -- Capital Share Activity
   Shares sold                                                 --            --             --            --
   Distributions reinvested                                    --            --             --            --
   Shares redeemed                                             --            --             --    (1,979,233)
                                                     ============  ============   ============  ============
   Net Class III Share Activity                                --            --             --    (1,979,233)
                                                     ============  ============   ============  ============
Class IV -- Capital Share Activity
   Shares sold                                                 --            --             --     2,059,584
   Distributions reinvested                                    --            --             --       422,693
   Shares redeemed                                             --            --             --    (3,755,023)
                                                     ============  ============   ============  ============
   Net Class IV Share Activity                                 --            --             --    (1,272,746)
                                                     ============  ============   ============  ============
Class R -- Capital Share Activity
   Shares sold                                                 --            --          9,071        30,959
   Distributions reinvested                                    --            --             --        11,347
   Shares redeemed                                             --            --         (9,557)      (49,170)
                                                     ============  ============   ============  ============
   Net Class R Share Activity                                  --            --           (486)       (6,864)
                                                     ============  ============   ============  ============

                                                           INTERNATIONAL
                                                        GROWTH OPPORTUNITIES
                                                    ---------------------------
                                                    SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006                         2006        MARCH 31,
AND MARCH 31, 2006                                   (UNAUDITED)       2006
-------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   From Investment Operations:
   Net investment income                             $    713,510  $     38,102
   Net realized gain (loss)                            12,991,623    28,684,670
   Net unrealized appreciation (depreciation)         (18,963,743)   24,818,398
                                                     ------------  ------------
Net increase (decrease) in net assets from
   investment operations                               (5,258,610)   53,541,170
                                                     ------------  ------------
Distributions to Shareholders:
   From net investment income                                  --      (909,444)
   From net realized gains                                     --            --
                                                     ------------  ------------
   Total distributions                                         --      (909,444)
                                                     ------------  ------------
From Capital Share Transactions:
   Proceeds from shares sold
   Class I                                             17,296,068    36,863,789
   Class II                                            20,219,088    10,543,685
   Class III                                               13,150     6,971,235
   Class IV                                                11,213    33,326,621
   Class R                                             670,079 --            --
Distributions reinvested
   Class I                                                     --       456,359
   Class II                                                    --       132,879
   Class III                                                   --        56,269
   Class IV                                                    --       215,598
   Class R                                                     --            --
Cost of shares redeemed
   Class I                                            (23,956,752)  (15,469,116)
   Class II                                                (6,945)  (24,544,547)
   Class III                                           (1,000,000)   (2,000,000)
   Class IV                                            (2,032,658)   (8,540,000)
   Class R                                                     --            --
                                                     ------------  ------------
Net increase (decrease) in net assets
   from share transactions                             10,543,164    38,012,772
                                                     ------------  ------------
Net Increase (Decrease) in Net Assets                   5,284,554    90,644,498
Net Assets
   Beginning                                          181,340,012    90,695,514
                                                     ------------  ------------
   Ending                                            $186,624,566  $181,340,012
                                                     ============  ============
Undistributed net investment income
   (loss), ending                                    $    713,510  $         --
                                                     ============  ============
Class I -- Capital Share Activity
   Shares sold                                            343,137       927,308
   Distributions reinvested                                    --        11,669
   Shares redeemed                                       (494,839)     (362,293)
                                                     ============  ============
   Net Class I Share Activity                            (151,702)      576,684
                                                     ============  ============
Class II -- Capital Share Activity
   Shares sold                                            415,170       301,249
   Distributions reinvested                                    --         3,389
   Shares redeemed                                           (142)     (659,426)
                                                     ============  ============
   Net Class II Share Activity                            415,028      (354,788)
                                                     ============  ============
Class III -- Capital Share Activity
   Shares sold                                                270       177,565
   Distributions reinvested                                    --         1,440
   Shares redeemed                                        (19,814)      (43,243)
                                                     ============  ============
   Net Class III Share Activity                           (19,544)      135,762
                                                     ============  ============
Class IV -- Capital Share Activity
   Shares sold                                                232       902,575
   Distributions reinvested                                    --         5,513
   Shares redeemed                                        (44,314)     (221,645)
                                                     ============  ============
   Net Class IV Share Activity                            (44,082)      686,443
                                                     ============  ============
Class R -- Capital Share Activity
   Shares sold                                                 --            --
   Distributions reinvested                                    --            --
   Shares redeemed                                             --            --
                                                     ============  ============
   Net Class R Share Activity                                  --            --
                                                     ============  ============

(1)  COMMENCED OPERATIONS ON 8/18/06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       EMERGING                                      INTERNATIONAL
                                                     MARKETS (1)    INTERNATIONAL SYSTEMATIC         ALL CAP GROWTH
                                                    -------------  -------------------------  ---------------------------
                                                    SEPTEMBER 30,  SEPTEMBER 30,              SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006                         2006           2006       MARCH 31,       2006        MARCH 31,
AND MARCH 31, 2006                                   (UNAUDITED)    (UNAUDITED)      2006      (UNAUDITED)       2006
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   From Investment Operations:
   Net investment income                             $     (487)    $   50,425    $   19,149   $   112,052   $     22,275
   Net realized gain (loss)                                 352        357,829       336,900     1,915,508      6,808,745
   Net unrealized appreciation (depreciation)             3,842       (212,592)      791,364    (2,171,378)       781,523
                                                     ----------     ----------    ----------   -----------   ------------
Net increase (decrease) in net assets from
   investment operations                                  3,707        195,662     1,147,413      (143,818)     7,612,543
                                                     ----------     ----------    ----------   -----------   ------------
Distributions to Shareholders:
   From net investment income                                --             --        (4,289)           --        (13,020)
   From net realized gains                                   --             --       (52,748)           --             --
                                                     ----------     ----------    ----------   -----------   ------------
   Total distributions                                       --             --       (57,037)           --        (13,020)
                                                     ----------     ----------    ----------   -----------   ------------
From Capital Share Transactions:
   Proceeds from shares sold
   Class I                                            1,004,009          9,084     3,608,886        80,324        262,832
   Class II                                                  --             --            --            --             --
   Class III                                                 --             --            --            --             --
   Class IV                                                  --             --            --            --             --
   Class R                                                   --             --            --            --             --
Distributions reinvested
   Class I                                                   --             --        57,037            --         13,020
   Class II                                                  --             --            --            --             --
   Class III                                                 --             --            --            --             --
   Class IV                                                  --             --            --            --             --
   Class R                                                   --             --            --            --             --
Cost of shares redeemed
   Class I                                                 (997)      (160,141)      (94,165)      (40,736)   (21,173,301)
   Class II                                                  --             --            --            --             --
   Class III                                                 --             --            --            --             --
   Class IV                                                  --             --            --            --             --
   Class R                                                   --             --            --            --             --
                                                     ----------     ----------    ----------   -----------   ------------
Net increase (decrease) in net assets
   from share transactions                            1,003,012       (151,057)    3,571,758        39,588    (20,897,449)
                                                     ----------     ----------    ----------   -----------   ------------
Net Increase (Decrease) in Net Assets                 1,006,719         44,605     4,662,134      (104,230)   (13,297,926)
Net Assets
   Beginning                                                 --      4,662,134            --    20,562,031     33,859,957
                                                     ----------     ----------    ----------   -----------   ------------
   Ending                                            $1,006,719     $4,706,739    $4,662,134   $20,457,801   $ 20,562,031
                                                     ==========     ==========    ==========   ===========   ============
Undistributed net investment income
   (loss), ending                                    $     (487)    $   65,560    $   15,135   $    82,400   $    (29,652)
                                                     ==========     ==========    ==========   ===========   ============
Class I -- Capital Share Activity
   Shares sold                                          100,397            642       342,323         6,028      1,672,171
   Distributions reinvested                                  --             --         4,694            --          1,238
   Shares redeemed                                          100        (11,539)       (6,824)       (3,177)    (3,820,232)
                                                     ==========     ==========    ==========   ===========   ============
   Net Class I Share Activity                           100,297        (10,897)      340,193         2,851     (2,146,823)
                                                     ==========     ==========    ==========   ===========   ============
Class II -- Capital Share Activity
   Shares sold                                               --             --            --            --             --
   Distributions reinvested                                  --             --            --            --             --
   Shares redeemed                                           --             --            --            --             --
                                                     ==========     ==========    ==========   ===========   ============
   Net Class II Share Activity                               --             --            --            --             --
                                                     ==========     ==========    ==========   ===========   ============
Class III -- Capital Share Activity
   Shares sold                                               --             --            --            --             --
   Distributions reinvested                                  --             --            --            --             --
   Shares redeemed                                           --             --            --            --             --
                                                     ==========     ==========    ==========   ===========   ============
   Net Class III Share Activity                              --             --            --            --             --
                                                     ==========     ==========    ==========   ===========   ============
Class IV -- Capital Share Activity
   Shares sold                                               --             --            --            --             --
   Distributions reinvested                                  --             --            --            --             --
   Shares redeemed                                           --             --            --            --             --
                                                     ==========     ==========    ==========   ===========   ============
   Net Class IV Share Activity                               --             --            --            --             --
                                                     ==========     ==========    ==========   ===========   ============
Class R -- Capital Share Activity
   Shares sold                                               --             --            --            --             --
   Distributions reinvested                                  --             --            --            --             --
   Shares redeemed                                           --             --            --            --             --
                                                     ==========     ==========    ==========   ===========   ============
   Net Class R Share Activity                                --             --            --            --             --
                                                     ==========     ==========    ==========   ===========   ============


                                                        U.S. HIGH YIELD BOND
                                                    ---------------------------
                                                    SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006                         2006        MARCH 31,
AND MARCH 31, 2006                                   (UNAUDITED)       2006
-------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
   From Investment Operations:
   Net investment income                             $  4,708,975  $ 10,031,173
   Net realized gain (loss)                            (1,313,063)    1,896,197
   Net unrealized appreciation (depreciation)             207,988    (1,320,960)
                                                     ------------  ------------
Net increase (decrease) in net assets from
   investment operations                                3,603,900    10,606,410
                                                     ------------  ------------
Distributions to Shareholders:
   From net investment income                          (4,518,589)  (10,900,316)
   From net realized gains                                     --            --
                                                     ------------  ------------
   Total distributions                                 (4,518,589)  (10,900,316)
                                                     ------------  ------------
From Capital Share Transactions:
   Proceeds from shares sold
   Class I                                             14,156,964    18,574,415
   Class II                                                 8,000       108,109
   Class III                                                   --            --
   Class IV                                                    --            --
   Class R                                                     --            --
Distributions reinvested
   Class I                                              2,570,333     6,754,819
   Class II                                                 7,088        13,019
   Class III                                                   --            --
   Class IV                                                    --            --
   Class R                                                     --            --
Cost of shares redeemed
   Class I                                            (17,979,762)  (75,706,764)
   Class II                                               (43,337)       (1,067)
   Class III                                                   --            --
   Class IV                                                    --            --
   Class R                                                     --            --
                                                     ------------  ------------
Net increase (decrease) in net assets
   from share transactions                             (1,280,714)  (50,257,469)
                                                     ------------  ------------
Net Increase (Decrease) in Net Assets                  (2,195,403)  (50,551,375)
Net Assets
   Beginning                                          123,835,265   174,386,640
                                                     ------------  ------------
   Ending                                            $121,639,862  $123,835,265
                                                     ============  ============
Undistributed net investment income
   (loss), ending                                    $    318,903  $    128,517
                                                     ============  ============
Class I -- Capital Share Activity
   Shares sold                                          1,390,508     1,854,714
   Distributions reinvested                               260,026       674,088
   Shares redeemed                                     (1,809,645)   (7,523,270)
                                                     ============  ============
   Net Class I Share Activity                            (159,111)   (4,994,468)
                                                     ============  ============
Class II -- Capital Share Activity
   Shares sold                                                801        10,737
   Distributions reinvested                                   719         1,302
   Shares redeemed                                         (4,391)         (107)
                                                     ============  ============
   Net Class II Share Activity                             (2,871)       11,932
                                                     ============  ============
Class III -- Capital Share Activity
   Shares sold                                                 --            --
   Distributions reinvested                                    --            --
   Shares redeemed                                             --            --
                                                     ============  ============
   Net Class III Share Activity                                --            --
                                                     ============  ============
Class IV -- Capital Share Activity
   Shares sold                                                 --            --
   Distributions reinvested                                    --            --
   Shares redeemed                                             --            --
                                                     ============  ============
   Net Class IV Share Activity                                 --            --
                                                     ============  ============
Class R -- Capital Share Activity
   Shares sold                                                 --            --
   Distributions reinvested                                    --            --
   Shares redeemed                                             --            --
                                                     ============  ============
   Net Class R Share Activity                                  --            --
                                                     ============  ============

NOTES TO FINANCIAL STATEMENTS -- (Unaudited)

NOTE A -- ORGANIZATION

Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), nine Funds have issued Class II shares ("Class II"), one Fund has issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and five Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R shares have a distribution fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bids and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at September 30, 2006.

FUTURES CONTRACTS

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at September 30, 2006.

OPTIONS CONTRACTS

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended September 30, 2006 were:

FUND                                                  MARKET VALUE    COLLATERAL
--------------------------------------------------------------------------------
U.S. Micro Cap                                         $15,298,135   $15,721,500
U.S. Emerging Growth                                     1,552,799     1,593,900
U.S. Small Cap Value                                     2,739,971     2,804,040
Global Select                                            5,339,846     5,531,959
International Growth                                     3,783,241     4,020,455
International Growth Opportunities                      19,994,468    21,227,863
International All Cap Growth                               398,897       422,450
--------------------------------------------------------------------------------

CREDIT FACILITY

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2007. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2006, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

Many of the brokers with whom the Investment Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Funds. In addition, through arrangements with the Funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds' expenses. During the period, the credits used to reduce the Funds' expenses were:

                                                  CREDIT      DIRECT    SECURITY
                                                 INTEREST   BROKERAGE    LENDING
FUND                                              OFFSET      OFFSET     OFFSET
--------------------------------------------------------------------------------
U.S. Micro Cap                                    40,507      33,119    96,735
U.S. Emerging Growth                              11,530       1,735     6,742
U.S. Small Cap Value                             193,315      15,532    16,455
U.S. Large Cap Value                              14,857         496     4,987
U.S. Systematic Large Cap Growth                   3,098         936     4,987
U.S. Systematic Mid Cap Growth                    10,658         240     4,987
U.S. Convertible                                      --      40,891     4,987
Global Select                                     68,883      38,508    25,930
International Growth                              58,604      19,013    35,403
International Growth Opportunities               175,646      35,692    63,327
Emerging Markets                                     311          --        --
International Systematic                           1,701       5,109        --
International All Cap Growth                      11,893       1,705       958
U.S. High Yield Bond                              81,992          --        --
--------------------------------------------------------------------------------

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D -- FEES AND TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Nicholas-Applegate Capital Management LLC ("NACM") serves as Investment Adviser (the "Investment Adviser") to the Trust. The Investment Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment advisory fee rates for each of the Funds are listed in the table below.

ADMINISTRATIVE & SHAREHOLDER SERVICES FEE

On January 24, 2006, the Funds entered into a new Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class I, II, III & IV shareholders of the Funds pay an administrative fee to the Investment Adviser computed as a percentage of the Funds' assets attributable in the aggregate to Class I, II, III & IV shares, the Investment Adviser, in turn, provides or procures administrative and shareholder services for Class I, II, III & IV shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class I, II, III & IV shareholders, such as brokerage fees, taxes, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the independent Trustees of the Trust and their counsel.

The investment advisory and administrative services fees are charged at the following annual rates:

                                                               ADMINISTRATION FEE*

FUND                                 ADVISORY FEE   CLASS I   CLASS II   CLASS III   CLASS IV
---------------------------------------------------------------------------------------------
U.S. Micro Cap                           1.00%       0.54%      0.29%       --          --
U.S. Emerging Growth                     0.75%       0.41%        --        --          --
U.S. Small Cap Value                     0.75%       0.52%      0.42%       --          --
U.S. Large Cap Value                     0.45%       0.33%        --        --          --
U.S. Systematic Large Cap Growth         0.45%       0.64%      0.49%       --          --
U.S. Systematic Mid Cap Growth           0.70%       0.61%      0.41%       --          --
U.S. Convertible                         0.55%       0.44%      0.34%       --          --
Global Select                            0.65%       0.47%      0.42%       --          --
International Growth                     0.50%       0.86%      0.46%       --          --
International Growth Opportunities       0.70%       0.69%      0.54%     0.49%        0.44%
Emerging Markets                         0.90%       0.42%        --        --          --
International Systematic                 0.50%       0.48%        --        --          --
International All Cap Growth             0.85%       0.27%        --        --          --
U.S. High Yield Bond                     0.40%       0.20%      0.15%       --          --
---------------------------------------------------------------------------------------------

* EXCLUDES TRUSTEES' FEES AND EXPENSES, TAX, BROKERAGE AND INTEREST EXPENSES, AND EXTRAORDINARY EXPENSES.

TRUSTEE COMPENSATION

Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust, except for the chairman of the Trust who will receive annual compensation of approximately $42,000 from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2006 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2006, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                                NET
                                                                                GROSS          GROSS        UNREALIZED
                                                                             UNREALIZED     UNREALIZED     APPRECIATION
                                      PURCHASES      SALES      TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND                                 (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)      (IN 000'S)
------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                          62,776       58,681       86,624       10,580         (2,204)          8,376
U.S. Emerging Growth                     8,740        7,032       10,883        1,238           (378)            860
U.S. Small Cap Value                    32,115       42,496      129,018       23,880         (7,329)         16,551
U.S. Large Cap Value                     7,681        5,684       24,485        5,935           (150)          5,785
U.S. Systematic Large Cap Growth        10,002        5,361       13,862        1,755           (122)          1,633
U.S. Systematic Mid Cap Growth          18,590       16,354       25,155        1,678           (961)            717
U.S. Convertible                        22,094       20,496       33,536        3,431            404           3,835
Global Select                           76,888       99,959      141,601       23,470         (2,909)         20,561
International Growth                    51,095       56,422       91,288       16,852         (1,972)         14,880
International Growth Opportunities     135,322      130,627      186,402       29,044          4,090          24,954
Emerging Markets                         1,028           62          978           41            (37)              4
International Systematic                 2,836        3,050        4,097          639            (60)            579
International All Cap Growth            13,658        1,418       17,910        3,286           (351)          2,935
U.S. High Yield Bond                    59,350       51,391      121,361        2,372           (629)          1,743
------------------------------------------------------------------------------------------------------------------------

Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, the Funds did not have any redemptions-in-kind.

NOTE F -- FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts. For the period ended September 30, 2006 the Funds were not party to any such agreements.

NOTE G -- SHAREHOLDER ACTIONS

The Trust held a special meeting of the shareholders of the Emerging Markets Opportunities Fund on August 16, 2006. Shareholders of the Emerging Markets Opportunities Fund approved the reorganization and tax free merger into the Allianz Emerging Markets Opportunities Fund as described in the proxy statement mailed to shareholders of record as of June 30, 2006 on July 14, 2006.

In the matter approving the reorganization and termination of the Fund there were the following votes either present or represented by proxy:

    FOR      AGAINST   ABSTAIN
------------------------------
948,204.06     0.00      0.00
------------------------------

NOTE H -- PROXY VOTING

The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds'

SHAREHOLDER EXPENSE EXAMPLE -- (Unaudited)

website at www.nacm.com. You may also view how the Fund's securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           EXPENSES PAID
                                               BEGINNING ACCOUNT     ENDING ACCOUNT     DURING THE PERIOD*   ANNUALIZED
                                                     VALUE                VALUE          APRIL 1, 2006 TO      EXPENSE
                                                 APRIL 1, 2006     SEPTEMBER 30, 2006   SEPTEMBER 30, 2006      RATIO
-----------------------------------------------------------------------------------------------------------------------
U.S. MICRO CAP -- CLASS I
Actual                                             $1,000.00            $  883.50              $7.37            1.57%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,017.10              $7.90            1.57%
-----------------------------------------------------------------------------------------------------------------------
U.S. MICRO CAP -- CLASS II
Actual                                             $1,000.00            $  884.60              $6.16            1.32%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,018.40              $6.59            1.32%
-----------------------------------------------------------------------------------------------------------------------
U.S. EMERGING GROWTH -- CLASS I
Actual                                             $1,000.00            $  899.30              $5.87            1.21%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,018.75              $6.24            1.21%
-----------------------------------------------------------------------------------------------------------------------
U.S. SMALL CAP VALUE -- CLASS I
Actual                                             $1,000.00            $1,002.00              $6.54            1.31%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,018.40              $6.59            1.31%
-----------------------------------------------------------------------------------------------------------------------
U.S. SMALL CAP VALUE -- CLASS II
Actual                                             $1,000.00            $1,002.00              $6.04            1.21%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,018.90              $6.09            1.21%
-----------------------------------------------------------------------------------------------------------------------
U.S. LARGE CAP VALUE -- CLASS I
Actual                                             $1,000.00            $1,059.00              $4.26            0.82%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,020.79              $4.18            0.82%
-----------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS I
Actual                                             $1,000.00            $1,019.60              $5.69            1.13%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,019.30              $5.69            1.13%
-----------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS II
Actual                                             $1,000.00            $1,020.30              $4.99            0.99%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,020.00              $4.99            0.99%
-----------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC MID CAP GROWTH -- CLASS I
Actual                                             $1,000.00            $  947.80              $6.51            1.34%
-----------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000.00            $1,018.25              $6.74            1.34%
-----------------------------------------------------------------------------------------------------------------------

                                                    BEGINNING                             EXPENSES PAID
                                                     ACCOUNT        ENDING ACCOUNT     DURING THE PERIOD*   ANNUALIZED
                                                      VALUE              VALUE          APRIL 1, 2006 TO      EXPENSE
                                                  APRIL 1, 2006   SEPTEMBER 30, 2006   SEPTEMBER 30, 2006      RATIO
----------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC MID CAP GROWTH -- CLASS II
Actual                                              $1,000.00         $  948.70              $5.54              1.14%
Hypothetical (5% return before expenses)            $1,000.00         $1,019.25              $5.74              1.14%
----------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS I
Actual                                              $1,000.00         $1,009.50              $5.16              1.03%
Hypothetical (5% return before expenses)            $1,000.00         $1,019.80              $5.19              1.03%
----------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS II
Actual                                              $1,000.00         $1,010.00              $4.66              0.93%
Hypothetical (5% return before expenses)            $1,000.00         $1,020.29              $4.68              0.93%
----------------------------------------------------------------------------------------------------------------------
GLOBAL SELECT -- CLASS I
Actual                                              $1,000.00         $1,004.70              $5.80              1.16%
Hypothetical (5% return before expenses)            $1,000.00         $1,019.15              $5.84              1.16%
----------------------------------------------------------------------------------------------------------------------
GLOBAL SELECT -- CLASS II
Actual                                              $1,000.00         $1,004.70              $5.55              1.11%
Hypothetical (5% return before expenses)            $1,000.00         $1,019.40              $5.59              1.11%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH -- CLASS I
Actual                                              $1,000.00         $1,004.40              $7.00              1.40%
Hypothetical (5% return before expenses)            $1,000.00         $1,017.95              $7.04              1.40%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH -- CLASS II
Actual                                              $1,000.00         $1,006.20              $5.00              1.00%
Hypothetical (5% return before expenses)            $1,000.00         $1,019.95              $5.04              1.00%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS I
Actual                                              $1,000.00         $  974.70              $7.04              1.43%
Hypothetical (5% return before expenses)            $1,000.00         $1,017.80              $7.19              1.43%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS II
Actual                                              $1,000.00         $  975.40              $6.35              1.29%
Hypothetical (5% return before expenses)            $1,000.00         $1,018.50              $6.49              1.29%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS III
Actual                                              $1,000.00         $  975.90              $6.06              1.23%
Hypothetical (5% return before expenses)            $1,000.00         $1,018.80              $6.19              1.23%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS IV
Actual                                              $1,000.00         $  976.00              $5.18              1.18%
Hypothetical (5% return before expenses)            $1,000.00         $1,019.05              $5.94              1.18%
----------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS -- CLASS I (1)
Actual                                              $1,000.00         $1,004.00              $2.33              1.39%
Hypothetical (5% return before expenses)            $1,000.00         $1,003.16              $2.33              1.39%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SYSTEMATIC FUND -- CLASS I
Actual                                              $1,000.00         $1,043.80              $5.35              1.01%
Hypothetical (5% return before expenses)            $1,000.00         $1,019.70              $5.29              1.01%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ALL CAP GROWTH -- CLASS I
Actual                                              $1,000.00         $  993.10              $8.05              1.17%
Hypothetical (5% return before expenses)            $1,000.00         $1,016.85              $8.15              1.17%
----------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD BOND -- CLASS I
Actual                                              $1,000.00         $1,034.40              $3.25              0.64%
Hypothetical (5% return before expenses)            $1,000.00         $1,021.74              $3.23              0.64%
----------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD BOND -- CLASS II
Actual                                              $1,000.00         $1,033.70              $2.99              0.59%
Hypothetical (5% return before expenses)            $1,000.00         $1,021.99              $2.97              0.59%
----------------------------------------------------------------------------------------------------------------------

(1) EMERGING MARKETS FUND'S CLASS I BEGINNING ACCOUNT VALUE ON 08/18/06 (COMMENCED DATE)

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO; MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD.

SUPPLEMENTARY INFORMATION -- (Unaudited)

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds' Form N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, the Funds have not evaluated the impact that will result from adopting FIN 48.

TRUSTEE APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 9, 2006, the Board of Trustees unanimously approved the Investment Advisory Agreement between the Trust and the Investment Adviser (the "Agreement") for the Emerging Countries Series of the Trust, a newly formed Series of the Trust. In approving the Agreement, the Board of Trustees evaluated information provided by the Investment Adviser, including expense data of other funds with similar investment objectives and policies. The independent Trustees assisted by independent legal counsel discussed the factors they felt were relevant. The factors included:

1. comparative fee and expense data for the Fund and other funds with similar investment objectives and policies; and to a relevant index;

2. the nature, extent and quality of investment advisory services to be rendered by the Investment Adviser;

3.   marketing and sales efforts to be committed to the Fund;

4.   payments received by the Investment Adviser;

5.   costs to be born by the Investment Adviser;

6. Investment Adviser's policies and practices regarding allocation of portfolio transactions, best price and execution of portfolio transactions, and soft dollar arrangements;

7. fall-out benefits, such as research received pursuant to Section 28(e) of the Securities Exchange Act of 1934;

8. fees that the Investment Adviser charges its other clients with similar investment objectives and policies and expense offset arrangements between the Fund and its service providers;

9. experience and qualifications of each of the members of the Fund's portfolio management team; and

10.  risks inherent to securities of issuers located in emerging markets.

The Trustees also considered the nature and quality of the services provided by the Investment Adviser, their confidence in the Investment Adviser's integrity and competence, and its responsiveness to questions and issues raised by the Trustees, including its ongoing willingness to consider and implement changes designed to improve investment and operational results.

The Trustees determined that the fees of the Investment Advisory Agreement between the Fund and the Investment Adviser were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant to the exercise of their reasonable judgment. The Trustees also separately discussed the material factors and conclusions that formed the basis for the approval of the Investment Advisory Agreement for the Fund.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER

The Trustees noted that the Investment Adviser will manage the portfolio of the Fund under the direction of the Board consistent with the Fund's investment objective and policies. The Trustees considered the scope and quality of services provided by the Investment Adviser and its research capabilities and other services to be provided to the Fund. The Trustees concluded that the nature, extent and quality of the services to be provided by the investment Adviser to the Fund is appropriate and consistent with the terms of the Investment Advisory Agreement and that the Fund will benefit from the services provided under the agreement with the Investment Adviser.

COST OF SERVICES

The Trustees examined the fee and expense information for the Fund in comparison to information from other comparable funds. The Trustees agreed that overall the Fund's management fees and expense ratio was reasonable in relation to the management fees and expense ratios of the Fund's peer group. The Trustees also reviewed the Investment Adviser's management fees for its institutional separate accounts. In most instances institutional separate account fees are lower than the Fund's management fee. However, the Trustees noted that the Investment Adviser will perform significant other services to the Fund that it does not provide to its institutional separate account clients, including administrative services, oversight of the Fund's other service providers, trustee support, regulatory compliance and numerous other services. The Trustees reviewed the profitability analysis for the Fund and discussed the methodology used by the Investment Adviser to assess profitability. The Trustees noted that the fees and projected expenses of the Fund were structured for competitiveness thereby positioning the Fund for growth in the institutional marketplace.

The Trustees concluded that the management fee and other compensation to be paid by the Fund to the Investment Adviser was reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees that the Investment Adviser charges to other clients, and that the estimated overall expense ratio of the Fund, taking into account offset arrangements with the Fund's brokers, custodian and third party services providers, was comparable to or more favorable than the mean or median expense ratios of their peers.

Having taken the relevant factors into consideration, the Trustees concluded that the Investment Advisory Agreement to be fair and reasonable and in the best interest of the Fund and its shareholders.

NAME, ADDRESS (1)
AGE                          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND   OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)    NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

GEORGE F. KEANE              PRINCIPAL OCCUPATIONS: President Emeritus and founding Chief Executive Officer, The Common
(76)                         Fund (1971-1993); and Endowment Advisors (1987-1999) (organizations that provide investment
Chairman of the Board &      management programs for colleges and universities)
Trustee
Since August 2004            OTHER DIRECTORSHIPS HELD: Director, Bramwell Funds (since 1994); Director, Longview Oil &
                             Gas (since 2000); Director, Security Capital U.S. Real Estate (since 1997); Director, The
                             Universal Bond Fund (since 1997); Director, Universal Stainless & Alloy Products Inc.
                             (since 1994); Director, United Water Services and affiliated companies (1996-2000);
                             Director, and former Chairman of the Board, Trigen Energy Corporation (1994-2000); Trustee,
                             Nicholas-Applegate Mutual Funds (1994-1999).

                             NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

WALTER E. AUCH               PRINCIPAL OCCUPATIONS: Retired; prior thereto, Chairman and CEO of Chicago Board of Options
(85)                         Exchange (1979-1986); Senior Executive Vice President PaineWebber, Inc.
Trustee Since May 1999
                             OTHER DIRECTORSHIPS HELD: Trustee, LLBS Funds (since 1994 and Brinson Supplementary Trust
                             (since 1997); Director, Thompson Asset Management Corp (1987-1999; Director, Smith Barney
                             Trak Fund (since 1992) and Smith Barney Advisors (since 1992); Director, PIMCO Advisors L.P
                             (since 1994); Director, Banyon Realty Trust (1988-2002), Banyon Mortgage Investment Fund
                             (1989-2002) and Banyon Land Fund II (since 1988); Director, Express America Holdings Corp
                             (1992-1999); Director, Legend Properties, Inc. (1987-1999); Director, Senele Group (since
                             1988); Director, Fort Dearborn Income Securities, Inc. (1987-1995); Trustee,
                             Nicholas-Applegate Mutual Funds (1994-1999); Director, Geotek Industries, Inc. (1987-1998).

                             NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

DARLENE DEREMER              PRINCIPAL OCCUPATIONS: Managing Director, Putnam Lovell NBF Private Equity (Since 2004);
(50)                         Managing Director, NewRiver E-Business Advisory Services Division (2000-2003); Prior to,
Trustee                      President and Founder, DeRemer Associates, a strategic and marketing consulting firm for
Since May 1999               the financial services industry (1987-2003); Vice President and Director, Asset Management
                             Division, State Street Bank and Trust Company, now referred to as State Street Global
                             Advisers, (1982-1987); Vice President, T. Rowe Price & Associates (1979-1982); Member,
                             Boston Club (since 1998); Member, Financial Women's Association Advisory Board (since
                             1995); Founder, Mutual Fund Cafe Website.

                             OTHER DIRECTORSHIPS HELD: Founding Member and Director, National Defined Contribution
                             Council (since 1997); Trustee, Boston Alzheimer's Association (since 1998); Director,
                             King's Wood Montessori School (since 1995); Editorial Board, National Association of
                             Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities, Ltd.
                             (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika &
                             Voyles Fund Group (since 1994-2000); Director, Nicholas-Applegate Southeast Asia Fund, Ltd.
                             (since 2004).

                             NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

JOHN J. MURPHY               PRINCIPAL OCCUPATIONS: Founder and senior principal, Murphy Capital Management
(62)
Trustee                      OTHER DIRECTORSHIPS HELD: Director, Smith Barney Multiple Discipline Trust; Director,
Since September 2005         Barclays International Funds Group Ltd. and affiliated companies.

                             NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:         PRINCIPAL OCCUPATIONS: Managing Director (since 2004) and Chief Investment Officer.

HORACIO A. VALEIRAS          Nicholas-Applegate Capital Management, Nicholas-Applegate Securities (since 2002); Managing
(47)                         Director of Morgan Stanley Investment Management, London (1997-2002); Head of International
President & Trustee          Equity and Asset Allocation, Miller Anderson & Sherred; Director and Chief of Investment
Since August 2004            Strategies, Credit Suisse First Boston.

                             OTHER DIRECTORSHIPS HELD: Trustee, The Bishops School (since 2002); Trustee, San Diego
                             Rowing Club (since 2002).

                             NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14
------------------------------------------------------------------------------------------------------------------------

NAME, ADDRESS (1)
AGE                          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND   OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)    NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
OFFICERS:

CHARLES H. FIELD, JR.        PRINCIPAL OCCUPATIONS: General Counsel, Nicholas-Applegate Capital Management,
(51)                         Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC (since February 2004),
Secretary and Chief          Deputy General Counsel, Nicholas-Applegate Capital Management, LLC (1996-2004).
Compliance Officer
Since May 2002               OTHER DIRECTORSHIPS HELD: Director, Nicholas-Applegate U.S. Convertible Fund, LLC (since
                             2006).

                             NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 14

DEBORAH A. WUSSOW            PRINCIPAL OCCUPATIONS: Vice President and Director, Nicholas-Applegate Capital Management,
(46)                         LLC (Since 2005), and previously Manager, Legal and Compliance, Nicholas-Applegate Capital
Treasurer and Assistant      Management, LLC (since 1995)
Secretary
Since August 2006            OTHER DIRECTORSHIPS HELD: NA

                             NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 14
------------------------------------------------------------------------------------------------------------------------

(1)  UNLESS OTHERWISE NOTED, THE ADDRESS OF THE TRUSTEES AND OFFICERS IS C/O:
     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 32ND FLOOR, SAN DIEGO, CALIFORNIA 92101.

(2) EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HER OR HIS SUCCESSOR IS ELECTED.

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                            George F. Keane, CHAIRMAN
                                 Walter E. Auch
                               Darlene T. DeRemer
                                 John J. Murphy
                               Horacio A. Valeiras

                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT
                        Charles H. Field, Jr., SECRETARY
                          Deborah A. Wussow, TREASURER

                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management

                                   DISTRIBUTOR

                          Nicholas-Applegate Securities

                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

[NICHOLAS | APPLEGATE(R) LOGO]                                       SAR0906INST
INSTITUTIONAL FUNDS
Nicholas-Applegate Securities, Distributor

                                                               600 West Broadway
[A company of Allianz LOGO]                          San Diego, California 92101
           Global Investors                                         800.551.8043

NICHOLAS | APPLEGATE(R)
INSTITUTIONAL FUNDS

SEPTEMBER 30, 2006 SEMI-ANNUAL REPORT (UNAUDITED)

CLASS R SHARES

U.S. EMERGING GROWTH

U.S. SMALL CAP VALUE

U.S. LARGE CAP VALUE

U.S. SYSTEMATIC LARGE CAP GROWTH

INTERNATIONAL GROWTH

[A company of Allianz LOGO]
Global Investors

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Equity markets around the world posted solid gains during the six months ended September 30, 2006. Despite rising inflationary pressures and monetary tightening, stock markets advanced amid strength in the global economy, healthy corporate profits and a retreat in commodity prices.

In this semi-annual report, we review the performance of the financial markets and our mutual funds from April 1 through September 30. In addition, we share our thoughts on key themes shaping the investment environment and our outlook for the months ahead.

In the United States, the broad equity market, as measured by the S&P 500 Index, gained 4.14% this period. The Federal Reserve continued increasing short-term interest rates during the spring in efforts to control rising inflation. However, the central bank held the target funds rate steady at its August and September meetings on signs that the U.S. economy was cooling. GDP grew at a 2.6% annual rate in the second quarter, following a scorching 5.6% pace in the first three months of the year. Corporate profits remained robust, with S&P 500 companies reporting 16.3% year-over-year earnings growth in the second quarter of 2006. This was well ahead of expectations and marked the twelfth consecutive quarter of double-digit expansion.

In developed countries overseas, the MSCI EAFE Index eked out a 0.86% gain in local currencies but rose 4.97% in U.S. dollar terms. European markets turned in some of the best results, with the MSCI Europe Index rising 3.86% in local currencies. Eurozone economies grew 0.9% in the second quarter (their fastest pace since 2000) and growth in the United Kingdom was also strong. Inflation climbed above policymakers' targets, prompting the European Central Bank and Bank of England to raise short-term interest rates. The MSCI Japan Index fell 5.21% in dollar terms and nearly the same in yen on fears that moderating U.S. economic growth would depress demand for exports. The Japanese economy remains sensitive to the global cycle, even though domestic fundamentals have improved. The Bank of Japan raised interest rates in July after five years of a near-zero interest rate policy, reflecting its confidence in the country's recovery.

After gaining more than 40% in the prior twelve months, emerging market equities took a breather this period, with the MSCI Emerging Markets Index rising 0.53% (US$). Global equity markets were volatile in May due to worries about U.S. inflation that were fueled by hawkish comments from the Fed and an unexpectedly large rise in core consumer prices. As is common in such environments, short-term investors took risk off the table and moved into perceived safe havens, such as stocks in more developed countries. These concerns, along with tensions in the Middle East, also contributed to the relative performance of style and capitalization segments. Globally, value stocks outpaced growth stocks and large caps outperformed smaller caps this period.

Commodity prices have corrected from their highest levels on slower demand worldwide for oil and raw materials. The Reuters/Jeffries CRB Index, a barometer of commodity prices, fell 9.4% from April 1 to September 30. The pullback eased investor concerns about inflation and the need for further monetary tightening from central banks. Investors were particularly enthusiastic about the approximately 20% drop in the price of oil from its mid-July peak. This steep decline was a major factor in the equity market gains realized during the latter part of the period.

Just as there were several positive developments in the markets, there were a number of positive developments at Nicholas-Applegate. One we are especially excited about is the October 2006 opening of our London office, an event we have been preparing for and anticipating for months. As a global investment firm, our priority is to capitalize on changes that are taking place around the world. This new office in Europe's leading financial center will strengthen our ability to identify and capitalize on investment opportunities in the European markets.

We added several professionals to our traditional and systematic investment teams this period, evidence of our commitment to providing shareholders with top-notch talent. In particular, the broadening of our systematic team is allowing us to pursue new avenues for maintaining the integrity and robustness of our proprietary stock selection models. We currently have several research projects underway in the areas of retail and financials, which have applicability to both our U.S. and non-U.S. systematic funds. This research is part of a process of continuous refinement and underscores our sensitivity to the dynamic nature of the financial markets.

We're pleased to report that the U.S. Large Cap Value Fund celebrated its ten-year anniversary this period. The Fund gained 12.41% on an annualized basis from its April 30, 1996 inception through September 30, 2006, outperforming its Russell 1000 Value benchmark, which rose 11.17%. The Fund also has a strong competitive track record, ranking in the top 5% of its Lipper style category during the ten years ended September 30.

Looking ahead, leading economic indicators in major developed countries outside of Japan remain positive, despite recent declines. This supports our belief that the global economy will continue to grow, albeit at a more modest pace. Although we anticipate further rate increases from the European Central Bank and Bank of Japan, we think the Fed is done tightening U.S. monetary policy. In addition, commodity prices have fallen, equity valuations are reasonable, and earnings growth, while decelerating, should remain at healthy levels in the United States and abroad. A slowdown in the global economy, tame inflation, attractive valuations and good earnings growth are an excellent recipe for higher share prices as we head into 2007.

In this environment, we believe companies that can deliver strong earnings growth should once again command premium valuations relative to all others. The market seems to be rotating away from early cyclical companies and sectors into more stable growth companies, suggesting that many years of value leadership may be finally coming to an end. We also think this kind of environment is ideal for security selection, particularly for investing in companies where positive change is leading to increased earnings estimates. In our ongoing quest to deliver excess return to shareholders, we continue to search out those companies in all of our funds.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,


/s/ Horacio A. Valeiras
---------------------------------------
Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2006

TABLE OF CONTENTS

THE FUNDS' REVIEW AND OUTLOOK, PERFORMANCE AND SCHEDULE OF INVESTMENTS
   U.S. Emerging Growth                                                        1
   U.S. Small Cap Value                                                        5
   U.S. Large Cap Value                                                        8
   U.S. Systematic Large Cap Growth                                           10
   International Growth                                                       13

THE FUNDS':
   Financial Highlights                                                       16
   Statements of Assets and Liabilities                                       18
   Statements of Operations                                                   19
   Statements of Changes in Net Assets                                        20
   Notes to Financial Statements                                              22
   Shareholder Expense Example                                                26
   Supplementary Information                                                  27

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS FOR NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS CLASS R SHARES. DISTRIBUTOR:
NICHOLAS-APPLEGATE SECURITIES.

U.S. EMERGING GROWTH FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; MONTIE L. WEISENBERGER, Portfolio Manager; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

MARKET OVERVIEW: From April 1 through September 30, 2006, the Russell 2000 Growth Index gave back some of the 14.36% gain it had posted in the first quarter of the year. This period's decline in U.S. small-cap growth stocks was mainly due to:

     - Comments from the Federal Reserve in May indicating that monetary tightening it had begun in June 2004 might not be over

     - Evidence that the Fed's interest rate hikes had been successful at slowing the economy, particularly the housing market

     - Soaring oil prices and four consecutive monthly increases of 0.3% in the core Consumer Price Index, which excludes food and energy prices

While generating losses for the entire six months, small-cap growth stocks staged a comeback in August and September. The rebound came in response to several welcome developments, most notably a pause in interest rate increases from the Fed and a steep drop in oil prices. Acknowledging the economy was slowing, the Fed decided to take a break from seventeen back-to-back interest rate increases that had left the target funds rate at 5.25%. The price of oil fell approximately 20% from its mid-July peak due to a mild Atlantic hurricane season, rising U.S. distillate inventories and easing geopolitical concerns.

PERFORMANCE: The Fund's Class R shares lost 10.15% during the six months ended September 30, 2006, compared to an 8.88% decline in the Russell 2000 Growth Index.

PORTFOLIO SPECIFICS: Stock selection in the consumer discretionary sector had a large positive impact on results versus the benchmark. Two of the Fund's best-performing names were Bebe Stores, a women's apparel retailer, and Steven Madden Ltd., a footwear wholesaler and retailer. Bebe Stores experienced positive sales momentum attributable to well-received merchandise assortments and the early success of a new customer loyalty program. Steven Madden Ltd. reported better-than-expected second quarter earnings, driven by robust revenue growth in its wholesale business. Unlike the energy stocks in the index, the Fund's energy holdings delivered solid gains, and positive stock selection in this sector was another key area of relative strength.

Holdings in the information technology and financials sectors subtracted the most from relative performance, mainly due to stock selection. An underweight in financials that resulted from our bottom-up stock selection decisions also detracted. Financials were generally resilient this period in anticipation of the end of the tightening cycle.

MARKET OUTLOOK: In the months ahead, a number of factors pave the way for gains among small-cap growth stocks, including:

     - Expectations that the Fed will hold the target funds rate steady through the end of 2006

     -    Healthy corporate profit growth

     -    Lower gasoline prices, which have bolstered consumer confidence

Risks to our outlook include ongoing cooling in the housing market and resurgent geopolitical tensions. However, we are confident that we can find companies with exciting growth prospects for the Fund in any type of investment environment.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS R SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                                     [CHART]

            U.S. EMERGING
             GROWTH FUND    RUSSELL 2000
            CLASS R SHARES  GROWTH INDEX
            --------------  ------------
 1-Oct-93   $  250,000.00    $250,000.00
31-Oct-93   $  250,400.00    $257,230.00
30-Nov-93   $  237,400.00    $246,825.05
31-Dec-93   $  249,920.00    $256,564.76
31-Jan-94   $  257,143.12    $263,394.52
28-Feb-94   $  255,285.75    $262,235.58
31-Mar-94   $  234,854.63    $246,126.45
30-Apr-94   $  235,473.76    $246,503.02
31-May-94   $  229,076.14    $240,978.89
30-Jun-94   $  217,519.14    $230,681.86
31-Jul-94   $  222,678.51    $233,969.08
31-Aug-94   $  237,743.88    $251,137.73
30-Sep-94   $  240,633.13    $252,190.00
31-Oct-94   $  243,935.13    $254,875.82
30-Nov-94   $  231,552.63    $244,563.54
31-Dec-94   $  241,146.93    $250,325.46
31-Jan-95   $  231,007.29    $245,226.33
28-Feb-95   $  243,351.19    $256,558.24
31-Mar-95   $  255,254.24    $264,052.31
30-Apr-95   $  259,442.35    $268,023.65
31-May-95   $  261,426.19    $271,534.76
30-Jun-95   $  284,571.01    $290,246.22
31-Jul-95   $  312,124.36    $312,868.01
31-Aug-95   $  313,006.06    $316,728.81
30-Sep-95   $  319,618.87    $323,250.25
31-Oct-95   $  307,054.54    $307,349.57
30-Nov-95   $  320,721.00    $320,915.98
31-Dec-95   $  327,708.03    $328,027.48
31-Jan-96   $  323,033.16    $325,311.41
29-Feb-96   $  342,667.60    $340,145.61
31-Mar-96   $  352,952.30    $346,870.29
30-Apr-96   $  389,649.99    $373,499.52
31-May-96   $  411,388.11    $392,652.58
30-Jun-96   $  386,377.58    $367,138.02
31-Jul-96   $  341,966.37    $322,317.81
31-Aug-96   $  372,352.99    $346,178.99
30-Sep-96   $  397,129.77    $364,007.21
31-Oct-96   $  379,832.77    $348,303.94
30-Nov-96   $  383,573.74    $357,990.27
31-Dec-96   $  389,595.30    $364,971.08
31-Jan-97   $  394,412.55    $374,088.06
28-Feb-97   $  351,960.52    $351,496.88
31-Mar-97   $  332,992.58    $326,691.75
30-Apr-97   $  327,874.25    $322,911.92
31-May-97   $  379,960.80    $371,445.59
30-Jun-97   $  407,660.00    $384,041.31
31-Jul-97   $  436,864.59    $403,719.58
31-Aug-97   $  445,294.78    $415,835.21
30-Sep-97   $  487,144.67    $449,018.86
31-Oct-97   $  452,520.66    $422,050.79
30-Nov-97   $  435,016.67    $411,989.09
31-Dec-97   $  436,748.43    $412,219.81
31-Jan-98   $  426,704.25    $406,720.80
28-Feb-98   $  464,802.85    $442,630.18
31-Mar-98   $  490,779.16    $461,198.51
30-Apr-98   $  490,779.16    $464,025.66
31-May-98   $  452,334.22    $430,314.19
30-Jun-98   $  468,959.06    $434,712.00
31-Jul-98   $  468,959.06    $398,413.55
31-Aug-98   $  325,072.58    $306,443.77
30-Sep-98   $  358,956.36    $337,514.10
31-Oct-98   $  363,544.79    $355,118.84
30-Nov-98   $  401,943.53    $382,665.41
31-Dec-98   $  455,853.84    $417,292.80
31-Jan-99   $  500,962.47    $436,062.63
28-Feb-99   $  447,785.63    $396,171.62
31-Mar-99   $  495,828.16    $410,283.25
30-Apr-99   $  525,167.10    $446,515.37
31-May-99   $  504,263.10    $447,220.86
30-Jun-99   $  567,341.83    $470,780.45
31-Jul-99   $  569,542.25    $456,223.92
31-Aug-99   $  564,774.67    $439,161.15
30-Sep-99   $  581,644.57    $447,632.57
31-Oct-99   $  636,288.35    $459,096.44
30-Nov-99   $  719,417.04    $507,641.29
31-Dec-99   $  881,444.55    $597,113.07
31-Jan-00   $  860,164.44    $591,553.95
29-Feb-00   $1,157,339.30    $729,184.89
31-Mar-00   $1,009,871.87    $652,532.98
30-Apr-00   $  866,884.47    $586,646.72
31-May-00   $  761,230.59    $535,279.93
30-Jun-00   $  917,284.73    $604,427.40
31-Jul-00   $  820,964.23    $552,627.97
31-Aug-00   $  940,804.85    $610,758.90
30-Sep-00   $  885,177.90    $580,416.40
31-Oct-00   $  791,097.41    $533,304.00
30-Nov-00   $  609,448.07    $436,472.00
31-Dec-00   $  663,207.24    $463,179.72
31-Jan-01   $  674,384.89    $500,669.48
28-Feb-01   $  562,076.12    $432,037.71
31-Mar-01   $  508,316.95    $392,756.84
30-Apr-01   $  568,995.62    $440,842.06
31-May-01   $  571,124.69    $451,051.96
30-Jun-01   $  581,237.81    $463,352.15
31-Jul-01   $  543,978.97    $423,823.58
31-Aug-01   $  507,252.41    $397,334.61
30-Sep-01   $  421,557.09    $333,204.80
31-Oct-01   $  456,686.85    $365,259.10
30-Nov-01   $  492,881.14    $395,758.24
31-Dec-01   $  515,236.44    $420,413.97
31-Jan-02   $  500,865.18    $405,447.24
28-Feb-02   $  469,461.31    $379,214.80
31-Mar-02   $  507,784.68    $412,168.57
30-Apr-02   $  499,800.64    $403,265.73
31-May-02   $  473,187.19    $379,674.68
30-Jun-02   $  439,654.24    $347,478.27
31-Jul-02   $  377,378.76    $294,070.86
31-Aug-02   $  376,314.22    $293,923.82
30-Sep-02   $  355,555.73    $272,702.52
31-Oct-02   $  361,942.96    $286,501.27
30-Nov-02   $  379,507.84    $314,893.55
31-Dec-02   $  353,958.92    $293,165.89
31-Jan-03   $  343,845.81    $285,191.78
28-Feb-03   $  333,200.43    $277,577.16
31-Mar-03   $  333,732.70    $281,768.57
30-Apr-03   $  365,136.57    $308,423.88
31-May-03   $  397,604.98    $343,183.25
30-Jun-03   $  407,185.83    $349,806.69
31-Jul-03   $  438,057.43    $376,252.08
31-Aug-03   $  465,203.15    $396,456.81
30-Sep-03   $  442,847.85    $386,426.45
31-Oct-03   $  483,832.57    $419,813.70
30-Nov-03   $  496,074.76    $433,499.63
31-Dec-03   $  487,026.18    $435,450.37
31-Jan-04   $  515,768.71    $458,311.52
29-Feb-04   $  506,720.14    $457,624.05
31-Mar-04   $  506,720.14    $459,774.89
30-Apr-04   $  475,848.53    $436,694.19
31-May-04   $  480,638.96    $445,384.40
30-Jun-04   $  501,397.45    $460,171.16
31-Jul-04   $  457,751.39    $418,893.81
30-Aug-04   $  439,654.24    $409,887.59
30-Sep-04   $  470,525.84    $432,554.38
31-Oct-04   $  483,135.93    $443,065.45
30-Nov-04   $  522,076.69    $480,504.48
31-Dec-04   $  539,983.92    $497,754.59
31-Jan-05   $  518,924.55    $475,305.86
28-Feb-05   $  532,105.23    $481,817.55
31-Mar-05   $  514,226.49    $463,749.39
30-Apr-05   $  481,573.11    $434,254.93
31-May-05   $  514,753.50    $464,869.90
30-Jun-05   $  537,917.41    $479,885.20
31-Jul-05   $  577,400.54    $513,429.17
31-Aug-05   $  581,615.57    $506,189.82
30-Sep-05   $  587,431.72    $510,188.72
31-Oct-05   $  572,158.50    $491,311.74
30-Nov-05   $  598,935.52    $519,119.98
31-Dec-05   $  611,034.01    $518,341.30
31-Jan-06   $  680,569.68    $568,361.24
28-Feb-06   $  690,029.60    $565,348.92
31-Mar-06   $  732,190.41    $592,824.88
30-Apr-06   $  740,610.60    $591,105.69
31-May-06   $  697,433.00    $549,491.85
30-Jun-06   $  693,248.41    $549,821.54
31-Jul-06   $  650,544.30    $521,285.81
31-Aug-06   $  657,375.02    $536,559.48
30-Sep-06   $     641,538    $540,208.08

Annualized Total Returns As of 9/30/06

                            1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------
U.S. Emerging Growth Fund
Class R Shares              11.79%    9.22%      5.04%
-------------------------------------------------------
Russell 2000 Growth Index    5.88%   10.15%      4.03%
-------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 2000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. THIS PERFORMANCE HAS BEEN RESTATED TO REFLECT SHAREHOLDER SERVICES FEES OF 0.25% APPLICABLE TO CLASS R SHARES, BUT NOT CLASS I SHARES OF THE FUND. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2006

                                                           NUMBER OF
                                                             SHARES      VALUE
-------------------------------------------------------------------------------
COMMON STOCK - 98.1%
ADVERTISING SERVICES - 0.8%
   inVentiv Health, Inc.*                                      2,400   $ 76,872
                                                                       --------
AEROSPACE/DEFENSE-EQUIPMENT - 3.3%
   AAR Corp.*                                                  3,400     81,056
   BE Aerospace, Inc.*                                         2,500     52,725
   LMI Aerospace, Inc.*, ##                                    4,000     74,000
   Moog, Inc. Cl. A*                                           1,600     55,456
   Orbital Sciences Corp.*                                     3,700     69,449
                                                                       --------
                                                                        332,686
                                                                       --------
AGRICULTURAL OPERATIONS - 0.7%
   The Andersons, Inc.                                         1,963     67,036
                                                                       --------
APPAREL MANUFACTURERS - 0.5%
   Phillips-Van Heusen Corp.                                   1,200     50,124
                                                                       --------
AUCTION HOUSE/ART DEALER - 0.7%
   Sotheby's Cl. A                                             2,300     74,152
                                                                       --------
BATTERIES/BATTERY SYSTEMS - 0.6%
   EnerSys*                                                    3,800     60,952
                                                                       --------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 0.6%
   NCI Building Systems, Inc.*                                 1,100     63,987
                                                                       --------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 0.7%
   Layne Christensen Co.*                                      2,400     68,568
                                                                       --------
BUILDING PRODUCTS-AIR & HEATING - 0.6%
   Comfort Systems USA, Inc.##                                 5,300     60,738
                                                                       --------
BUILDING-HEAVY CONSTRUCTION - 0.8%
   Infrasource Services, Inc.*                                 2,800     49,140
   Perini Corp.*                                               1,700     35,496
                                                                       --------
                                                                         84,636
                                                                       --------
BUILDING-MAINTENANCE & SERVICE - 0.5%
   Healthcare Services Group, Inc.                             2,200     55,352
                                                                       --------
CAPACITORS - 0.5%
   Kemet Corp.*                                                6,100     49,227
                                                                       --------
COMMERCIAL SERVICES - 0.9%
   PeopleSupport, Inc.*                                        4,900     90,650
                                                                       --------
COMMERCIAL SERVICES-FINANCE - 0.9%
   Coinstar, Inc.*                                             1,800     51,804
   Jackson Hewitt Tax Service, Inc.                            1,200     36,012
                                                                       --------
                                                                         87,816
                                                                       --------
COMMUNICATIONS SOFTWARE - 0.5%
   Smith Micro Software, Inc.*, ##                             3,500     50,330
                                                                       --------
COMPUTER AIDED DESIGN - 0.5%
   ANSYS, Inc.*                                                  700     30,926
   Aspen Technology, Inc.*                                     2,200     24,024
                                                                       --------
                                                                         54,950
                                                                       --------
COMPUTERS-INTEGRATED SYSTEMS - 0.7%
   Radiant Systems, Inc.*                                      5,900     71,272
                                                                       --------
COMPUTERS-MEMORY DEVICES - 0.4%
   Komag, Inc.*                                                1,400     44,744
                                                                       --------
CONSULTING SERVICES - 0.7%
   Watson Wyatt Worldwide, Inc. Cl. A                          1,700     69,564
                                                                       --------
DISPOSABLE MEDICAL PRODUCTS - 0.7%
   ICU Medical, Inc.*                                          1,600     72,768
                                                                       --------
DISTRIBUTION/WHOLESALE - 1.6%
   Brightpoint, Inc.*                                          5,100     72,522
   LKQ Corp.*                                                  4,300     94,471
                                                                       --------
                                                                        166,993
                                                                       --------
DIVERSIFIED MANUFACTURING OPERATIONS - 0.7%
   Ameron International Corp.                                  1,000   $ 66,440
                                                                       --------
E-COMMERCE/PRODUCTS - 0.4%
   Nutri/System, Inc.*, ##                                       600     37,374
                                                                       --------
ELECTRIC PRODUCTS-MISCELLANEOUS - 0.9%
   Littelfuse, Inc.*                                           2,500     86,750
                                                                       --------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.6%
   Diodes, Inc.*                                               1,300     56,121
   Lattice Semiconductor Corp.*                                6,800     46,376
   Silicon Image, Inc.*                                        4,500     57,240
                                                                       --------
                                                                        159,737
                                                                       --------
ELECTRONIC MEASURE INSTRUMENTS - 0.4%
   Eagle Test Systems, Inc.*                                   2,500     41,300
                                                                       --------
ELECTRONIC PARTS DISTRIBUTION - 0.6%
   NU Horizons Electronics Corp.*, ##                          4,800     61,152
                                                                       --------
E-MARKETING/INFORMATION - 0.5%
   aQuantive, Inc.*                                            2,200     51,964
                                                                       --------
ENERGY-ALTERNATE SOURCES - 1.0%
   Evergreen Solar, Inc.*, ##                                  5,200     43,160
   Sunpower Corp. Cl. A*, ##                                   2,100     58,254
                                                                       --------
                                                                        101,414
                                                                       --------
ENGINEERING/R & D SERVICES - 0.5%
   URS Corp.*                                                  1,400     54,446
                                                                       --------
ENTERPRISE SOFTWARE/SERVICES - 2.6%
   Concur Technologies, Inc.*, ##                              4,100     59,655
   Mantech International Corp. Cl. A*                          2,200     72,622
   Sybase, Inc.*                                               2,300     55,752
   Ultimate Software Group, Inc.*                              3,300     77,649
                                                                       --------
                                                                        265,678
                                                                       --------
ENTERTAINMENT SOFTWARE - 0.8%
   THQ, Inc.*, ##                                              2,650     77,300
                                                                       --------
FINANCE-CONSUMER LOANS - 1.3%
   Asta Funding, Inc.                                          2,200     82,478
   World Acceptance Corp.*                                     1,200     52,776
                                                                       --------
                                                                        135,254
                                                                       --------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.2%
   optionsXpress Holdings, Inc.                                2,300     64,124
   SWS Group, Inc.                                             2,400     59,736
                                                                       --------
                                                                        123,860
                                                                       --------
FINANCE-OTHER SERVICES - 0.8%
   GFI Group, Inc.*                                            1,400     77,406
                                                                       --------
FIREARMS & AMMUNITION - 0.8%
   Smith & Wesson Holding Corp.*, ##                           5,500     76,340
                                                                       --------
FOOD-RETAIL - 0.6%
   Wild Oats Markets, Inc.*, ##                                3,700     59,829
                                                                       --------
FOOD-WHOLESALE/DISTRIBUTION - 0.6%
   Performance Food Group Co.*                                 2,200     61,798
                                                                       --------
FOOTWEAR & RELATED APPAREL - 2.3%
   CROCS, Inc.*, ##                                            1,700     57,715
   Iconix Brand Group, Inc.*                                   5,400     86,940
   Steven Madden, Ltd.##                                       2,400     94,176
                                                                       --------
                                                                        238,831
                                                                       --------
GOLF - 0.7%
   Callaway Golf Co.                                           5,400     70,794
                                                                       --------
HOTELS & MOTELS - 0.7%
   Orient-Express Hotels, Ltd. Cl. A                           2,000     74,760
                                                                       --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           NUMBER OF
                                                             SHARES      VALUE
-------------------------------------------------------------------------------
HUMAN RESOURCES - 0.6%
   Kforce, Inc.*                                               5,100   $ 60,843
                                                                       --------
INDUSTRIAL AUTOMATION/ROBOTICS - 1.3%
   Gerber Scientific, Inc.*                                    5,200     77,896
   Hurco Cos, Inc.*                                            2,200     52,866
                                                                       --------
                                                                        130,762
                                                                       --------
INSTRUMENTS-SCIENTIFIC - 0.8%
   OYO Geospace Corp.*                                         1,500     85,125
                                                                       --------
INTERNET APPLICATIONS SOFTWARE - 2.3%
   Cybersource Corp*                                           7,000     82,810
   Dealertrack Holdings, Inc.*, ##                             4,400     97,284
   WebEx Communications, Inc.*                                 1,400     54,628
                                                                       --------
                                                                        234,722
                                                                       --------
INTERNET CONNECTIVITY SERVICES - 0.4%
   Redback Networks, Inc.*                                     2,600     36,088
                                                                       --------
INTERNET CONTENT-INFO/NEWS - 1.1%
   The Knot, Inc.*                                             2,500     55,325
   TheStreet.com, Inc.                                         5,300     56,392
                                                                       --------
                                                                        111,717
                                                                       --------
INTERNET INFRASTRUCTURE EQUIPMENT - 0.6%
   Avocent Corp.*                                              2,100     63,252
                                                                       --------
INTERNET INFRASTRUCTURE SOFTWARE - 0.7%
   RADvision, Ltd.*                                            4,200     69,300
                                                                       --------
INVESTMENT MANAGEMENT/ADVISOR SERVICES - 0.9%
   Affiliated Managers Group, Inc.*, ##                          900     90,099
                                                                       --------
LASERS-SYSTEMS/COMPONENTS - 0.6%
   II-VI, Inc.*                                                2,300     57,316
                                                                       --------
MACHINERY-GENERAL INDUSTRY - 1.5%
   Flow International Corp.*, ##                               2,400     31,128
   Gardner Denver, Inc.*                                       1,900     62,852
   Kadant, Inc.*                                               2,400     58,944
                                                                       --------
                                                                        152,924
                                                                       --------
MEDICAL INFORMATION SYSTEMS - 1.3%
   Allscripts Healthcare Solutions, Inc.*                      3,300     74,085
   Phase Forward, Inc.*                                        5,200     62,088
                                                                       --------
                                                                        136,173
                                                                       --------
MEDICAL INSTRUMENTS - 3.9%
   Angiodynamics, Inc.*                                        2,600     53,846
   Arthrocare Corp.*                                           2,200    103,092
   DexCom, Inc.*, ##                                           2,400     26,712
   Micrus Endovascular Corp.*                                  3,500     45,395
   NuVasive, Inc.*                                             2,500     50,275
   Spectranetics Corp.*                                        4,900     57,330
   Stereotaxis, Inc.*, ##                                      6,200     64,170
                                                                       --------
                                                                        400,820
                                                                       --------
MEDICAL LABS & TESTING SERVICES - 0.8%
   Icon PLC - ADR*                                             1,200     84,696
                                                                       --------
MEDICAL LASER SYSTEMS - 0.7%
   Cutera Inc.*                                                2,700     71,793
                                                                       --------
MEDICAL PRODUCTS - 0.6%
   Viasys Healthcare, Inc.*                                    2,400     65,376
                                                                       --------
MEDICAL-BIOMEDICAL/GENETICS - 1.8%
   InterMune, Inc.*, ##                                        2,800     45,976
   Keryx Biopharmaceuticals, Inc.*                             5,100     60,333
   Lifecell Corp.*, ##                                         2,500     80,550
                                                                       --------
                                                                        186,859
                                                                       --------
MEDICAL-DRUGS - 1.1%
   Collagenex Pharmaceuticals, Inc.*, ##                       4,300   $ 55,857
   New River Pharmaceuticals*, ##                              2,300     59,179
                                                                       --------
                                                                        115,036
                                                                       --------
MEDICAL-HMO - 0.4%
   WellCare Health Plans, Inc.*                                  700     39,641
                                                                       --------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 1.2%
   Hythiam, Inc.*, ##                                          6,500     46,930
   Matria Healthcare, Inc.*                                    2,700     75,033
                                                                       --------
                                                                        121,963
                                                                       --------
METAL PROCESSORS & FABRICATION - 0.7%
   RBC Bearings, Inc.*                                         3,000     72,450
                                                                       --------
OFFICE FURNISHINGS-ORIGINAL - 1.4%
   Interface, Inc. Cl. A*                                      5,400     69,552
   Knoll, Inc.                                                 3,400     68,680
                                                                       --------
                                                                        138,232
                                                                       --------
OIL & GAS DRILLING - 0.4%
   Bronco Drilling Co., Inc.*                                  2,100     36,918
                                                                       --------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.4%
   Goodrich Petroleum Corp*, ##                                1,400     42,168
                                                                       --------
OIL FIELD MACHINERY & EQUIPMENT - 0.8%
   Lufkin Industries, Inc.*                                      900     47,628
   Universal Compression Holdings, Inc.*                         600     32,070
                                                                       --------
                                                                         79,698
                                                                       --------
OIL-FIELD SERVICES - 2.5%
   Basic Energy Services, Inc.*                                1,400     34,160
   Global Industries, Ltd.*, ##                                3,800     59,128
   Helix Energy Solutions Group*                               1,500     50,100
   Hornbeck Offshore Services, Inc.*                           2,100     70,350
   Oceaneering International, Inc.*                            1,300     40,040
                                                                       --------
                                                                        253,778
                                                                       --------
PHARMACY SERVICES - 0.6%
   HealthExtras, Inc.*                                         2,200     62,282
                                                                       --------
PHYSICAL PRACTICE MANAGEMENT - 0.7%
   Healthways, Inc.*                                           1,500     66,900
                                                                       --------
PHYSICAL THERAPY/REHABILITATION CENTERS - 0.7%
   Psychiatric Solutions, Inc.*                                2,200     74,998
                                                                       --------
PRIVATE CORRECTIONS - 0.7%
   The Geo Group, Inc.*                                        1,800     76,050
                                                                       --------
PROPERTY/CASUALTY INSURANCE - 2.6%
   American Physicians Capital, Inc.*                          1,500     72,570
   Argonaut Group, Inc.*                                       1,900     58,957
   Navigators Group, Inc.*                                     1,400     67,214
   Ohio Casualty Corp.                                         2,500     64,675
                                                                       --------
                                                                        263,416
                                                                       --------
REAL ESTATE OPERATION/DEVELOPMENT - 1.0%
   Corrections Corp. of America*                               2,250     97,313
                                                                       --------
RENTAL AUTO/EQUIPMENT - 1.0%
   Dollar Thrifty Auto Group, Inc.*, ##                        1,500     66,855
   H&E Equipment Services, Inc.*                               1,600     39,024
                                                                       --------
                                                                        105,879
                                                                       --------
RESEARCH & DEVELOPMENT - 0.7%
   Parexel International Corp.*, ##                            2,000     66,180
                                                                       --------
RESORTS/THEME PARKS - 0.7%
   Vail Resorts, Inc.*                                         1,700     68,034
                                                                       --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER OF
                                                         SHARES          VALUE
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE - 3.5%
   Aeropostale, Inc.*                                       1,700    $   49,691
   Bebe Stores, Inc.*                                       3,800        94,164
   Charlotte Russe Holding, Inc.*                           3,200        88,128
   Christopher & Banks Corp.                                1,900        56,012
   DSW, Inc. Cl. A*, ##                                     2,200        69,300
                                                                    -----------
                                                                        357,295
                                                                    -----------
RETAIL-ARTS & CRAFTS - 0.5%
   AC Moore Arts & Crafts, Inc.*                            2,700        51,381
                                                                    -----------
RETAIL-COMPUTER EQUIPMENT - 0.8%
   GameStop Corp. Cl. A*, ##                                1,800        83,304
                                                                    -----------
RETAIL-JEWELRY - 0.5%
   Movado Group, Inc.                                       2,100        53,382
                                                                    -----------
RETAIL-LEISURE PRODUCTS - 0.5%
   MarineMax, Inc.*                                         2,100        53,445
                                                                    -----------
RETAIL-PETROLEUM PRODUCTS - 0.6%
   World Fuel Services Corp.                                1,500        60,675
                                                                    -----------
RETAIL-SPORTING GOODS - 0.6%
   Hibbett Sporting Goods, Inc.*                            2,400        62,832
                                                                    -----------
RUBBER & PLASTICS - 0.2%
   PW Eagle, Inc.##                                           800        24,008
                                                                    -----------
SAVINGS & LOANS/THRIFTS-SOUTHERN US - 0.6%
   BankUnited Financial Corp.Cl. A*                         2,300        59,961
                                                                    -----------
SAVINGS & LOANS/THRIFTS-WESTERN US - 0.8%
   FirstFed Financial Corp.*, ##                            1,400        79,408
                                                                    -----------
SEISMIC DATA COLLECTION - 0.6%
   Veritas DGC, Inc.*                                         900        59,238
                                                                    -----------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.4%
   Anadigics, Inc.*                                         9,900        70,884
   Standard Microsystems Corp.*                             2,400        68,208
                                                                    -----------
                                                                        139,092
                                                                    -----------
SEMICONDUCTOR EQUIPMENT - 0.8%
   Brooks Automation, Inc.*                                 3,000        39,150
   Rudolph Technologies, Inc.*                              2,100        38,493
                                                                    -----------
                                                                         77,643
                                                                    -----------
STEEL PIPE & TUBE - 0.6%
   Valmont Industries, Inc.                                 1,100        57,475
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT - 1.5%
   Arris Group, Inc.*                                       5,400        61,884
   CommScope, Inc.*                                         2,800        92,008
                                                                    -----------
                                                                        153,892
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT FIBER OPTICS - 0.6%
   Oplink Communications, Inc.*                             2,900        57,942
                                                                    -----------
THERAPEUTICS - 0.7%
   Medicines Co.*                                           3,000        67,680
                                                                    -----------
TRANSACTIONAL SOFTWARE - 2.3%
   Open Solutions, Inc.*                                    2,800        80,668
   Transaction Systems Architects, Inc. Cl. A*              2,100        72,072
   VeriFone Holding, Inc.*, ##                              2,900        82,795
                                                                    -----------
                                                                        235,535
                                                                    -----------
TRANSPORT-AIR FREIGHT - 0.4%
   EGL, Inc.*                                               1,000        36,440
                                                                    -----------
TRANSPORT-MARINE - 0.9%
   American Commercial Lines*                               1,500        89,175
                                                                    -----------
TRANSPORT-SERVICES - 0.6%
   Universal Truckload Services, Inc.*                      2,400    $   62,328
                                                                    -----------
TRANSPORT-TRUCK - 1.2%
   Old Dominion Freight Line, Inc.*                         1,600        48,048
   US Xpress Enterprises, Inc. Cl. A*                       3,000        69,450
                                                                    -----------
                                                                        117,498
                                                                    -----------
VITAMINS & NUTRITION PRODUCTS - 1.0%
   Herbalife, Ltd.*                                         2,700       102,276
                                                                    -----------
WEB PORTALS/ISP - 0.7%
   Trizetto Group, Inc.*, ##                                5,000        75,700
                                                                    -----------
WIRE & CABLE PRODUCTS - 1.4%
   General Cable Corp.*                                     1,900        72,599
   Superior Essex, Inc.*                                    2,100        71,925
                                                                    -----------
                                                                        144,524
                                                                    -----------
WIRELESS EQUIPMENT - 1.1%
   ID Systems, Inc.*, ##                                    1,900        44,897
   Stratex Networks, Inc.*                                 15,200        67,488
                                                                    -----------
                                                                        112,385
                                                                    -----------
-------------------------------------------------------------------------------
Total Common Stock (Cost: $9,108,893)                                 9,969,159
-------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 17.5%
MONEY MARKET FUNDS - 15.7%
   Boston Global Investment Trust - Enhanced
      Portfolio, 5.320%**                              $1,593,900     1,593,900
                                                                    -----------
TIME DEPOSIT - 1.8%
   Bank of America London
      4.630%, 10/01/06                                    180,059       180,059
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $1,773,959)                       1,773,959
-------------------------------------------------------------------------------
Total Investments - 115.6% (Cost: $10,882,852)                       11,743,118
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (15.6%)                      (1,583,449)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $10,159,669
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

ADR  - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 - Unaudited

                                                                     PERCENT OF
SECTOR                                                               NET ASSETS
-------------------------------------------------------------------------------
Consumer, Non-cyclical                                                     24.1%
Industrial                                                                 21.0
Consumer, Cyclical                                                         15.1
Technology                                                                 12.9
Communications                                                             11.2
Financial                                                                   8.2
Energy                                                                      5.6
Short Term Investments                                                     17.5
-------------------------------------------------------------------------------
Total Investments                                                         115.6%
-------------------------------------------------------------------------------
Liabilities in excess of other assets                                     (15.6)
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
-------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SMALL CAP VALUE FUND

MANAGEMENT TEAM: MARK W. STUCKELMAN, Portfolio Manager; NELSON SHING, Portfolio Manager; JAMES FERNANDES, CFA, CPA, Analyst; CHARLES HOEVELER, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

MARKET OVERVIEW: After posting double-digit gains in the first quarter of the year, prices of U.S. small-cap value stocks fell slightly from April 1 through September 30, 2006. Positive returns throughout much of the six-month period were offset by losses in May and July. The investment environment was characterized by:

     - Evidence that economic growth was moderating, including softness in retail sales, business investment and the housing market

     - Sharp spike and retreat in oil prices, which hit $78.40 a barrel in mid-July and subsequently fell by approximately 20%

     - Anticipation of the end of the monetary tightening cycle that the Federal Reserve had initiated in June 2004

Because equity prices were volatile during the period, small-cap value stocks in defensive sectors turned in some of the best results. Utilities were the clear winners, rising nearly 10%, followed by consumer staples and financials. Information technology stocks fared the worst due to their relatively high sensitivity to movements in the stock market. The energy and materials sectors also lagged, hurt by falling commodity prices.

PERFORMANCE: From April 1 through September 30, 2006, the Fund's Class R shares gained 0.05% and the Russell 2000 Value Index lost 0.22%.

PORTFOLIO SPECIFICS: Performance versus the index was helped by positive stock selection in most sectors. Stock selection was particularly strong in the industrials and information technology sectors, where top-performing positions included Corrections Corporation of America, an operator of correctional facilities, and Varian Semiconductor, a manufacturer of semiconductor processing equipment. Corrections Corporation of America benefited from a robust demand environment and a lack of supply of beds in the industry. Varian Semiconductor benefited from its dominant market share in the ion implantation process of wafer fabrication to report strong margins and positive guidance for the year.

Stock selection in the health care sector had the largest negative impact on relative results. Drug manufacturer MGI Pharma was a weak performer, as the company reduced its 2006 earnings guidance, citing increased generic competition for an existing product and slow sales of a new product. An overweight position in materials and an underweight in financials detracted from returns. Sector allocations are a result of our bottom-up investment decisions.

MARKET OUTLOOK: While oil prices have fallen and investors have started to speculate about when the Fed might start cutting interest rates, we feel that economic uncertainty has increased risk. The housing market has cooled substantially, and consumer and business spending has slowed.

Regardless of the macroeconomic environment, we remain confident that we will continue to add value to the benchmark through intense, fundamental research and our diversified, risk-controlled approach to portfolio construction.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SMALL CAP VALUE FUND CLASS R SHARES WITH THE RUSSELL 2000 VALUE INDEX.

                                     [CHART]

           U.S. SMALL CAP
             VALUE FUND     RUSSELL 2000
           CLASS R SHARES    VALUE INDEX
           --------------   ------------
12/30/1997   $250,000        $250,000
12/31/1997   $248,615        $250,504
 1/31/1998   $246,290        $245,969
 2/28/1998   $267,794        $260,851
 3/31/1998   $280,490        $271,441
 4/30/1998   $283,491        $272,771
 5/31/1998   $273,667        $263,115
 6/30/1998   $271,348        $261,642
 7/31/1998   $252,473        $241,155
 8/31/1998   $209,580        $203,390
 9/30/1998   $218,998        $214,882
10/31/1998   $230,020        $221,264
11/30/1998   $242,081        $227,260
12/31/1998   $250,628        $234,396
 1/31/1999   $239,061        $229,075
 2/28/1999   $224,141        $213,429
 3/31/1999   $215,914        $211,658
 4/30/1999   $236,611        $230,982
 5/31/1999   $246,067        $238,073
 6/30/1999   $255,665        $246,692
 7/31/1999   $254,058        $240,845
 8/31/1999   $245,736        $232,030
 9/30/1999   $237,929        $227,389
10/31/1999   $229,389        $222,842
11/30/1999   $235,289        $224,000
12/31/1999   $238,825        $230,877
 1/31/2000   $232,281        $224,828
 2/29/2000   $228,601        $238,565
 3/31/2000   $246,935        $239,687
 4/30/2000   $255,577        $241,101
 5/31/2000   $253,482        $237,412
 6/30/2000   $258,374        $244,344
 7/31/2000   $258,632        $252,481
 8/31/2000   $274,978        $263,767
 9/30/2000   $279,074        $262,263
10/31/2000   $280,835        $261,319
11/30/2000   $273,398        $255,988
12/31/2000   $302,786        $283,507
 1/31/2001   $315,347        $291,332
 2/28/2001   $315,435        $290,924
 3/31/2001   $310,187        $286,269
 4/30/2001   $331,161        $299,523
 5/31/2001   $350,941        $307,221
 6/30/2001   $358,004        $319,572
 7/31/2001   $361,354        $312,413
 8/31/2001   $357,292        $311,320
 9/30/2001   $320,955        $276,950
10/31/2001   $330,661        $284,178
11/30/2001   $347,505        $304,611
12/31/2001   $375,966        $323,253
 1/31/2002   $379,586        $327,552
 2/28/2002   $380,295        $329,550
 3/31/2002   $414,424        $354,234
 4/30/2002   $423,323        $366,703
 5/31/2002   $410,470        $354,565
 6/30/2002   $403,990        $346,729
 7/31/2002   $345,834        $295,205
 8/31/2002   $343,612        $293,906
 9/30/2002   $320,471        $272,921
10/31/2002   $318,257        $277,015
11/30/2002   $344,152        $299,121
12/31/2002   $338,326        $286,348
 1/31/2003   $328,072        $278,273
 2/28/2003   $318,807        $268,923
 3/31/2003   $324,421        $271,801
 4/30/2003   $353,160        $297,622
 5/31/2003   $394,223        $328,009
 6/30/2003   $405,191        $333,552
 7/31/2003   $432,905        $350,197
 8/31/2003   $457,432        $363,504
 9/30/2003   $447,152        $359,324
10/31/2003   $493,167        $388,609
11/30/2003   $516,305        $403,531
12/31/2003   $535,670        $418,139
 1/31/2004   $557,954        $432,607
 2/29/2004   $571,801        $440,999
 3/31/2004   $574,514        $447,085
 4/30/2004   $547,303        $423,971
 5/31/2004   $558,815        $429,101
 6/30/2004   $581,081        $450,899
 7/31/2004   $554,847        $430,158
 8/30/2004   $549,132        $434,373
 9/30/2004   $581,750        $451,575
10/31/2004   $588,681        $458,574
11/30/2004   $638,130        $499,295
12/31/2004   $660,975        $511,179
 1/31/2005   $641,807        $491,396
 2/28/2005   $650,279        $501,126
 3/31/2005   $641,045        $490,803
 4/30/2005   $618,224        $465,477
 5/31/2005   $647,342        $493,871
 6/30/2005   $671,682        $515,700
 7/31/2005   $712,587        $545,044
 8/31/2005   $693,063        $532,508
 9/30/2005   $690,498        $531,602
10/31/2005   $668,748        $518,259
11/30/2005   $707,869        $539,300
12/31/2005   $715,373        $535,148
 1/31/2006   $755,577        $579,405
 2/28/2006   $753,612        $579,347
 3/31/2006   $781,948        $607,445
 4/30/2006   $792,582        $609,085
 5/31/2006   $771,341        $583,869
 6/30/2006   $776,432        $591,051
 7/31/2006   $742,191        $582,835
 8/31/2006   $774,477        $600,262
 9/30/2006   $783,538        $606,144

Annualized Total Returns As of 9/30/06

                                                 SINCE
                            1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------
U.S. Small Cap Value Fund
Class R Shares              13.21%    19.43%     13.88%
--------------------------------------------------------
Russell 2000 Value Index    14.01%    16.96%     10.65%
--------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 2000 VALUE INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE FUND'S PERFORMANCE INCLUDES HISTORICAL PERFORMANCE OF COMPARABLE MANAGED INSTITUTIONAL POOLED ACCOUNTS MANAGED BY THE INVESTMENT ADVISER PRIOR TO THE INCEPTION OF THE FUND. THE FUND COMMENCED OPERATIONS ON DECEMBER 2, 2004. PERFORMANCE PRIOR TO THE DECEMBER 3, 2004 INCEPTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. THIS PERFORMANCE HAS BEEN RESTATED TO REFLECT SHAREHOLDER SERVICES FEES OF 0.25% APPLICABLE TO CLASS R SHARES, BUT NOT CLASS I SHARES OF THE FUND. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT.

IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2006

                                                         NUMBER OF
                                                           SHARES       VALUE
-------------------------------------------------------------------------------
COMMON STOCK - 92.9%
AEROSPACE/DEFENSE-EQUIPMENT - 1.5%
   AAR Corp.*                                               89,400   $2,131,296
                                                                     ----------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT - 0.6%
   Aftermarket Technology Corp.*                            49,500      879,120
                                                                     ----------
B2B/E-COMMERCE - 1.0%
   webMethods, Inc.*                                       193,400    1,479,510
                                                                     ----------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 1.0%
   ElkCorp.                                                 54,700    1,485,105
                                                                     ----------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 1.1%
   Dycom Industries, Inc.*                                  72,800    1,565,200
                                                                     ----------
BUILDING-MOBIL HOME/MANUFACTURED HOUSING - 0.6%
   Champion Enterprises, Inc.*                             131,000      903,900
                                                                     ----------
CHEMICALS-SPECIALTY - 1.2%
   Hercules, Inc.*                                         114,600    1,807,242
                                                                     ----------
COMMERCIAL BANKS-CENTRAL US - 6.1%
   Amcore Financial, Inc.                                   54,000    1,635,660
   Associated Banc-Corp.                                    50,000    1,625,000
   Macatawa Bank Corp.##                                    63,826    1,460,970
   Marshall & Ilsley Corp.                                  31,540    1,519,597
   Mercantile Bank Corp.                                    34,965    1,382,866
   Oak Hill Financial, Inc.+                                47,400    1,173,624
                                                                     ----------
                                                                      8,797,717
                                                                     ----------
COMMERCIAL BANKS-EASTERN US - 0.6%
   Community Bank Systems, Inc.                             39,300      870,888
                                                                     ----------
COMMERCIAL BANKS-WESTERN US - 1.1%
   Greater Bay Bancorp.                                     57,900    1,633,359
                                                                     ----------
COMMERCIAL SERVICES - 1.1%
   PHH Corp.*                                               57,800    1,583,720
                                                                     ----------
COMMERCIAL SERVICES-FINANCE - 1.0%
   TNS, Inc.*                                               96,100    1,447,266
                                                                     ----------
COMPUTERS-INTEGRATED SYSTEMS - 1.4%
   Intergraph Corp.*                                        45,600    1,955,328
                                                                     ----------
CONSUMER PRODUCTS-MISCELLANEOUS - 1.1%
   Prestige Brands Holdings, Inc.*                         137,300    1,529,522
                                                                     ----------
CONTAINERS-PAPER/PLASTIC - 1.1%
   Packaging Corp. of America                               67,200    1,559,040
                                                                     ----------
COSMETICS & TOILETRIES - 0.6%
   Elizabeth Arden, Inc.*                                   54,700      883,952
                                                                     ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.2%
   ESCO Technologies, Inc.*                                 33,600    1,546,944
   Griffon Corp.*                                           68,800    1,642,256
                                                                     ----------
                                                                      3,189,200
                                                                     ----------
ELECTRIC-INTEGRATED - 2.9%
   CMS Energy Corp.*                                       139,500    2,014,380
   El Paso Electric Co.*                                    95,300    2,129,002
                                                                     ----------
                                                                      4,143,382
                                                                     ----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 3.4%
   Benchmark Electronics, Inc.*                             49,200    1,322,496
   Methode Electronics, Inc. Cl. A                         137,100    1,303,821
   Rogers Corp.*                                            36,800    2,272,400
                                                                     ----------
                                                                      4,898,717
                                                                     ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.6%
   IXYS Corp.*                                              96,600      810,474
                                                                     ----------
ENERGY-ALTERNATE SOURCES - 1.4%
   Covanta Holdings Corp.*                                  93,300    2,008,749
                                                                     ----------
ENGINEERING/R & D SERVICES - 1.1%
   URS Corp.*                                               40,500    1,575,045
                                                                     ----------
FINANCE-AUTO LOANS - 0.8%
   United PanAm Financial Corp.*                            75,500   $1,168,740
                                                                     ----------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.0%
   Knight Capital Group, Inc. Cl. A*                        81,400    1,481,480
                                                                     ----------
FOOD-MISCELLANEOUS/DIVERSIFIED - 1.2%
   Ralcorp Holdings, Inc.*                                  35,900    1,731,457
                                                                     ----------
GAS-DISTRIBUTION - 2.4%
   Energen Corp.                                            33,300    1,394,271
   UGI Corp.                                                82,500    2,017,125
                                                                     ----------
                                                                      3,411,396
                                                                     ----------
HUMAN RESOURCES - 2.0%
   Korn/Ferry International*                                76,400    1,599,816
   Labor Ready, Inc.*                                       81,500    1,298,295
                                                                     ----------
                                                                      2,898,111
                                                                     ----------
INTERNET APPLICATIONS SOFTWARE - 0.9%
   Interwoven, Inc.*                                       114,100    1,258,523
                                                                     ----------
INTIMATE APPAREL - 1.2%
   The Warnaco Group, Inc.*                                 92,200    1,783,148
                                                                     ----------
LASERS-SYSTEMS/COMPONENTS - 0.8%
   Rofin-Sinar Technologies, Inc.*                          18,100    1,099,937
                                                                     ----------
LIFE/HEALTH INSURANCE - 0.8%
   Scottish Re Group, Ltd.                                  99,600    1,082,652
                                                                     ----------
MACHINERY TOOLS & RELATED PRODUCTS - 1.2%
   Kennametal, Inc.                                         29,900    1,693,835
                                                                     ----------
MACHINERY-GENERAL INDUSTRY - 2.5%
   Gardner Denver, Inc.*                                    51,900    1,716,852
   Wabtec Corp.                                             67,900    1,842,127
                                                                     ----------
                                                                      3,558,979
                                                                     ----------
MEDICAL-DRUGS - 0.7%
   Zymogenetics, Inc.* , ##                                 56,600      954,842
                                                                     ----------
MEDICAL-HMO - 0.5%
   Centene Corp.*                                           43,800      720,072
                                                                     ----------
METAL PROCESSORS & FABRICATION - 1.7%
   Commercial Metals Co.                                    53,400    1,085,622
   Quanex Corp.                                             47,150    1,431,002
                                                                     ----------
                                                                      2,516,624
                                                                     ----------
METAL-ALUMINUM - 1.2%
   Century Aluminum Co.*                                    51,500    1,732,975
                                                                     ----------
MOTION PICTURES & SERVICES - 1.2%
   Lions Gate Entertainment Corp.* , ##                    170,800    1,709,708
                                                                     ----------
MULTIMEDIA - 1.2%
   Gemstar - TV Guide International, Inc.*                 508,600    1,688,552
                                                                     ----------
NETWORKING PRODUCTS - 2.2%
   3Com Corp.*                                             245,000    1,080,450
   Aeroflex, Inc.*                                         106,100    1,090,708
   Foundry Networks, Inc.*                                  77,100    1,013,865
                                                                     ----------
                                                                      3,185,023
                                                                     ----------
NON-FERROUS METALS - 1.1%
   RTI International Metals, Inc.*                          36,700    1,599,386
                                                                     ----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.5%
   Forest Oil Corp.*                                        24,200      764,478
                                                                     ----------
OIL REFINING & MARKETING - 0.3%
   Holly Corp.                                               9,300      402,969
                                                                     ----------
OIL-FIELD SERVICES - 0.8%
   Superior Energy Services*                                41,600    1,092,416
                                                                     ----------
POWER CONVERSION/SUPPLY EQUIPMENT - 1.0%
   Power-One, Inc.*                                        208,400    1,508,816
                                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER OF
                                                        SHARES          VALUE
-------------------------------------------------------------------------------
PRIVATE CORRECTIONS - 1.3%
   Corrections Corp. of America*                          43,400   $  1,877,050
                                                                   ------------
PROPERTY/CASUALTY INSURANCE - 4.9%
   CastlePoint Holdings, Ltd. 144A* # +                  237,400      2,611,400
   Navigators Group, Inc.*                                41,700      2,002,017
   Tower Group, Inc.                                      74,400      2,481,240
                                                                   ------------
                                                                      7,094,657
                                                                   ------------
PUBLISHING-NEWSPAPERS - 0.6%
   Lee Enterprises, Inc.                                  33,000        832,920
                                                                   ------------
RADIO - 1.0%
   Entercom Communications Corp.*                         28,700        723,240
   Radio One, Inc. Cl. D*                                111,100        694,375
                                                                   ------------
                                                                      1,417,615
                                                                   ------------
REITS-DIVERSIFIED - 1.6%
   Cousins Properties, Inc.                               38,600      1,320,506
   Washington Real Estate Investment Trust                26,500      1,054,700
                                                                   ------------
                                                                      2,375,206
                                                                   ------------
REITS-HEALTH CARE - 1.0%
   Ventas, Inc.                                           36,483      1,406,055
                                                                   ------------
REITS-HOTELS - 1.4%
   Ashford Hospitality Trust, Inc.                        77,600        925,768
   DiamondRock Hospitality Co. 144A#                      69,700      1,157,717
                                                                   ------------
                                                                      2,083,485
                                                                   ------------
REITS-MORTGAGE - 5.5%
   American Home Mortgage Investment Corp.                22,200        774,114
   Fieldstone Investment Corp.                           119,600      1,044,108
   JER Investors Trust, Inc.                              42,000        720,720
   JER Investors Trust, Inc. 144A#                        63,800      1,094,808
   KKR Financial Corp.                                    89,150      2,187,741
   Newcastle Investment Corp.                             77,500      2,124,275
                                                                   ------------
                                                                      7,945,766
                                                                   ------------
REITS-SHOPPING CENTERS - 0.5%
   Equity One, Inc.                                       30,200        723,894
                                                                   ------------
RETAIL-APPAREL/SHOE - 1.0%
   Charming Shoppes, Inc.*                                95,800      1,368,024
                                                                   ------------
RETAIL-DISCOUNT - 0.9%
   Tuesday Morning Corp.*                                 90,800      1,260,304
                                                                   ------------
RETAIL-RESTAURANTS - 1.2%
   Lone Star Steakhouse & Saloon, Inc.                    64,600      1,793,942
                                                                   ------------
SAVINGS & LOANS/THRIFTS-CENTRAL US - 0.5%
   MAF Bancorp., Inc.                                     17,000        701,930
                                                                   ------------
SAVINGS & LOANS/THRIFTS-EASTERN US - 1.0%
   Brookline Bancorp, Inc.                                97,228      1,336,885
   First Niagara Financial Group, Inc.                     8,900        129,762
                                                                   ------------
                                                                      1,466,647
                                                                   ------------
SAVINGS & LOANS/THRIFTS-SOUTHERN US - 0.8%
   Fidelity Bankshares, Inc.                              30,300      1,182,003
                                                                   ------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.7%
   ChipMos Technologies Bermuda, Ltd.*                   186,000      1,110,420
   Emulex Corp.*                                          75,700      1,375,469
                                                                   ------------
                                                                      2,485,889
                                                                   ------------
SEMICONDUCTOR EQUIPMENT - 1.5%
   Mattson Technology, Inc.*                             117,500        975,250
   Varian Semiconductor Equipment  Associates,
      Inc.*                                               33,700      1,236,790
                                                                   ------------
                                                                      2,212,040
                                                                   ------------
TELECOMMUNICATIONS EQUIPMENT - 2.1%
   Adtran, Inc.                                           40,300        960,752
   Comtech Telecommunications Corp.*                      61,100      2,045,628
                                                                   ------------
                                                                      3,006,380
                                                                   ------------
THERAPEUTICS - 0.6%
   MGI Pharma, Inc.*                                      51,700   $    889,757
                                                                   ------------
TRANSPORT-AIR FREIGHT - 1.1%
   ABX Air, Inc.                                         280,600      1,576,972
                                                                   ------------
TRANSPORT-MARINE - 1.5%
   Quintana Maritime, Ltd.+                              217,400      2,228,350
   Quintana Maritime, Ltd.                                22,200              0
                                                                   ------------
                                                                      2,228,350
                                                                   ------------
TRANSPORT-SERVICES - 0.5%
   Universal Truckload Services, Inc.*                    26,800        695,996
                                                                   ------------
WIRELESS EQUIPMENT - 0.8%
   EFJ, Inc.*                                            155,200      1,151,584
-------------------------------------------------------------------------------
Total Common Stock (Cost: $117,675,479)                             133,958,317
-------------------------------------------------------------------------------
RIGHTS - 0.2%
TRANSPORT-MARINE - 0.2%
   Quintana Maritime, Ltd. (Cost: $0)                     88,800        268,636
-------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 7.9%
MONEY MARKET FUNDS - 2.0%
   Boston Global Investment Trust - Enhanced
      Portfolio, 5.320%**                             $2,804,040      2,804,040
                                                                   ------------
TIME DEPOSIT - 5.9%
   Wachovia Bank Grand Cayman 4.630%, 10/01/06         8,538,525      8,538,525
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $11,342,565)                     11,342,565
-------------------------------------------------------------------------------
Total Investments - 101.0% (Cost: $129,018,044)                     145,569,518
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (1.0%)                       (1,472,906)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $144,096,612
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

+ ILLIQUID SECURITIES, VALUED BY THE ADVISOR. THE TOTAL COST OF ILLIQUID SECURITIES AS OF SEPTEMBER 30, 2006 WAS $5,357,104. THE TOTAL MARKET VALUE OF ILLIQUID SECURITIES OWNED AT SEPTEMBER 30, 2006 WAS $6,013,374 OR 4.17% OF NET ASSETS.

# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2006 WAS $4,863,925 OR 3.38% OF NET ASSETS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 - Unaudited

                                                                     PERCENT OF
SECTOR                                                               NET ASSETS
-------------------------------------------------------------------------------
Financial                                                                 26.0%
Industrial                                                                21.8
Consumer, Non-cyclical                                                    11.9
Communications                                                             9.7
Consumer, Cyclical                                                         6.7
Technology                                                                 5.2
Utilities                                                                  5.2
Basic Materials                                                            3.6
Energy                                                                     3.0
Short Term Investments                                                     7.9
-------------------------------------------------------------------------------
Total Investments                                                        101.0%
-------------------------------------------------------------------------------
Liabilities in excess of other assets                                     (1.0)
-------------------------------------------------------------------------------
Net Assets                                                               100.0%
===============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. LARGE CAP VALUE FUND

MANAGEMENT TEAM: STEPHEN SEXAUER, Portfolio Manager; MARK W. STUCKELMAN, Portfolio Manager; JAMES FERNANDES, CFA, CPA, Analyst; TODD R. BUECHS, Analyst; CHARLES HOEVELER, Analyst; GREGORY ISE, Analyst

CHIEF INVESTMENT OFFICER:  HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Large Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

MARKET OVERVIEW: Key U.S. equity indices, including the S&P 500 Index and Dow Jones Industrial Average, climbed higher during the six months ended September 30, 2006. Within the U.S. stock market, large-cap value stocks produced some of the best returns.

Throughout much of the period, concerns that rising inflation would prompt the Federal Reserve to keep raising short-term interest rates weighed on investor sentiment. Equity returns in August and September were driven by:

     - A pause in interest rate increases from the Fed, ending more than two years of continuous monetary tightening

     - A significant drop in the price of gasoline due to weather and less miles driven, which prompted a rebound in consumer confidence

Equities were volatile during the period, and investors sold riskier assets, which drove the strong performance of large-cap value stocks relative to other segments of the market. Among large-cap value equities, stocks in all sectors posted gains except for materials, which was weak in response to falling commodity prices.

PERFORMANCE: The Fund's Class R shares registered a 5.79% increase during the six months ended September 30, 2005. The Russell 1000 Value Index rose 6.85%.

PORTFOLIO SPECIFICS: Like the index, the Fund's gain was broad based, with stocks in most sectors of investment generating positive returns. Modest underperformance of the benchmark was due to sector allocations that resulted from our bottom-up investment process. Underweight positions in telecommunication services and consumer staples were especially unfavorable, since these were the two best-performing sectors in the index.

On the plus side, our stock selection added value. Stock selection was particularly strong in the information technology and consumer discretionary sectors where Freescale Semiconductor and Federated Department Stores were top performers. Freescale, which had been a longer-term holding, advanced on news that it was being acquired by a group of private equity investors. Federated benefited from the successful integration of its August 2005 purchase of May Department Stores, as well as investor recognition of its strong cash flows and balance sheet.

Based on our stock-by-stock investment decisions, the Fund's weighting in the consumer discretionary and materials sectors decreased during the period. We identified better opportunities elsewhere, particularly in the industrials and financials sectors.

MARKET OUTLOOK: The Fed's seventeen increases in short-term interest rates have slowed the pace of growth in the economy and corporate earnings. That said, we expect earnings growth to remain positive and for price-to-earnings (P/E) multiples to expand.

We continue to believe there is significant value in owning reasonably priced, very large corporations that have strong cash flows, limited debt, solid assets and a catalyst to realize their value. By identifying these types of companies for the Fund, we are confident that we will deliver superior performance over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. LARGE CAP VALUE FUND CLASS R SHARES WITH THE RUSSELL 1000 VALUE INDEX.

                                     [CHART]

           U.S. LARGE CAP
             VALUE FUND      RUSSELL 1000
           CLASS R SHARES    VALUE INDEX
           ---------------   ------------
30-Apr-96   $250,000.00      $250,000.00
31-May-96   $256,600.00      $253,125.00
30-Jun-96   $263,800.00      $253,327.50
31-Jul-96   $257,600.00      $243,751.72
31-Aug-96   $264,800.00      $250,723.02
30-Sep-96   $278,800.00      $260,701.80
31-Oct-96   $288,600.00      $270,790.96
30-Nov-96   $311,580.76      $290,423.30
31-Dec-96   $310,622.05      $286,705.88
31-Jan-97   $327,247.49      $300,611.12
28-Feb-97   $331,246.01      $305,030.10
31-Mar-97   $316,935.51      $294,049.02
30-Apr-97   $333,350.49      $306,399.08
31-May-97   $358,183.42      $323,526.78
30-Jun-97   $369,758.09      $337,406.08
31-Jul-97   $412,900.04      $362,779.02
31-Aug-97   $403,429.86      $349,864.09
30-Sep-97   $428,683.68      $370,995.88
31-Oct-97   $412,268.70      $360,645.09
30-Nov-97   $425,854.22      $376,585.61
31-Dec-97   $436,586.20      $387,581.91
31-Jan-98   $434,531.14      $382,078.24
28-Feb-98   $469,923.85      $407,792.11
31-Mar-98   $500,064.74      $432,748.99
30-Apr-98   $502,804.82      $435,648.40
31-May-98   $500,749.76      $429,200.81
30-Jun-98   $511,938.43      $434,694.58
31-Jul-98   $501,864.37      $427,000.48
31-Aug-98   $424,288.37      $363,462.81
30-Sep-98   $448,322.65      $384,325.58
31-Oct-98   $479,971.75      $414,110.81
30-Nov-98   $502,997.40      $433,408.37
31-Dec-98   $524,486.61      $448,144.26
31-Jan-99   $530,983.34      $451,729.41
28-Feb-99   $512,742.51      $445,360.03
31-Mar-99   $522,237.74      $454,578.98
30-Apr-99   $563,217.16      $497,036.66
31-May-99   $554,721.42      $491,569.25
30-Jun-99   $570,213.64      $505,824.76
31-Jul-99   $558,719.42      $491,004.10
31-Aug-99   $538,729.45      $472,787.84
30-Sep-99   $516,740.50      $456,240.27
31-Oct-99   $546,225.69      $482,519.71
30-Nov-99   $530,983.34      $478,756.05
31-Dec-99   $570,488.00      $481,054.08
31-Jan-00   $534,848.18      $465,371.72
29-Feb-00   $491,678.83      $430,794.60
31-Mar-00   $545,640.52      $483,351.54
30-Apr-00   $545,640.52      $477,744.67
31-May-00   $544,636.58      $482,760.98
30-Jun-00   $520,291.08      $460,698.81
31-Jul-00   $538,361.97      $466,457.54
31-Aug-00   $568,229.14      $492,392.58
30-Sep-00   $576,511.63      $496,922.59
31-Oct-00   $605,625.84      $509,146.89
30-Nov-00   $581,408.50      $490,257.54
31-Dec-00   $613,498.41      $514,819.44
31-Jan-01   $622,847.44      $516,827.24
28-Feb-01   $609,455.59      $502,459.44
31-Mar-01   $591,010.21      $484,722.62
30-Apr-01   $624,616.18      $508,474.03
31-May-01   $644,830.29      $519,914.70
30-Jun-01   $634,470.56      $508,372.59
31-Jul-01   $634,470.56      $507,305.01
31-Aug-01   $604,149.38      $486,962.08
30-Sep-01   $556,140.86      $452,679.95
31-Oct-01   $553,361.42      $448,786.90
30-Nov-01   $593,536.91      $474,861.42
31-Dec-01   $605,623.67      $486,068.15
31-Jan-02   $593,022.58      $482,325.42
28-Feb-02   $597,394.39      $483,097.14
31-Mar-02   $627,225.53      $505,947.64
30-Apr-02   $602,537.69      $488,593.63
31-May-02   $609,223.98      $491,036.60
30-Jun-02   $563,962.93      $462,851.10
31-Jul-02   $508,672.45      $419,805.95
31-Aug-02   $506,100.80      $422,954.49
30-Sep-02   $443,095.37      $375,921.95
31-Oct-02   $485,270.43      $403,777.77
30-Nov-02   $516,011.09      $429,215.77
31-Dec-02   $494,130.76      $410,587.81
31-Jan-03   $486,576.83      $400,651.58
28-Feb-03   $473,813.31      $389,954.18
31-Mar-03   $473,031.87      $390,617.11
30-Apr-03   $510,801.48      $424,991.41
31-May-03   $543,101.02      $452,445.86
30-Jun-03   $549,092.06      $458,101.43
31-Jul-03   $557,166.94      $464,927.14
31-Aug-03   $560,292.70      $472,180.00
30-Sep-03   $556,645.98      $467,552.64
31-Oct-03   $591,289.84      $496,166.86
30-Nov-03   $592,708.49      $502,914.73
31-Dec-03   $628,404.19      $533,894.28
31-Jan-04   $641,190.71      $543,290.82
29-Feb-04   $654,510.01      $554,917.24
31-Mar-04   $648,383.13      $550,033.97
30-Apr-04   $637,727.70      $536,613.14
31-May-04   $645,186.50      $542,086.60
30-Jun-04   $654,510.01      $554,879.84
31-Jul-04   $641,723.48      $547,056.03
30-Aug-04   $641,457.10      $554,824.23
30-Sep-04   $656,108.32      $563,424.00
31-Oct-04   $664,834.56      $572,776.84
30-Nov-04   $697,344.97      $601,702.07
31-Dec-04   $714,290.45      $621,859.09
31-Jan-05   $706,218.97      $610,852.19
28-Feb-05   $732,066.59      $631,071.39
31-Mar-05   $718,376.94      $622,425.72
30-Apr-05   $703,578.38      $611,284.30
31-May-05   $721,308.55      $626,016.25
30-Jun-05   $729,892.12      $632,902.43
31-Jul-05   $756,533.18      $651,193.31
31-Aug-05   $750,102.65      $648,328.06
30-Sep-05   $750,927.77      $657,404.65
31-Oct-05   $731,328.55      $640,706.57
30-Nov-05   $759,850.36      $661,785.82
31-Dec-05   $758,482.63      $665,690.35
31-Jan-06   $783,133.32      $691,519.14
28-Feb-06   $783,681.51      $695,737.41
31-Mar-06   $802,881.71      $705,129.86
30-Apr-06   $831,062.86      $723,040.16
31-May-06   $805,050.59      $704,747.24
30-Jun-06   $812,457.06      $709,257.63
31-Jul-06   $826,187.58      $726,492.59
31-Aug-06   $819,908.55      $738,625.01
30-Sep-06   $831,076.00      $753,323.65

Annualized Total Returns As of 9/30/06

                            1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------
U.S. Large Cap Value Fund
Class R Shares               12.96%    9.03%     11.94%
-------------------------------------------------------
Russell 1000 Value Index     14.61%   10.73%     11.20%
-------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 1000 VALUE INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. THIS PERFORMANCE HAS BEEN RESTATED TO REFLECT SHAREHOLDER SERVICES FEES OF 0.25% APPLICABLE TO CLASS R SHARES, BUT NOT CLASS I SHARES OF THE FUND. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS). AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. ABSENT EXPENSE LIMITATIONS, TOTAL RETURNS WOULD HAVE BEEN SLIGHTLY LOWER. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2006

                                                        NUMBER OF
                                                         SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 96.3%
AEROSPACE/DEFENSE-EQUIPMENT - 1.6%
   United Technologies Corp.                                7,700   $   487,795
                                                                    -----------
APPLICATIONS SOFTWARE - 3.6%
   Microsoft Corp.                                         39,100     1,068,603
                                                                    -----------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.3%
   Martin Marietta Materials, Inc.                          4,600       389,252
                                                                    -----------
CABLE TV - 1.8%
   Comcast Corp. Cl. A*                                    14,700       541,695
                                                                    -----------
COMMERCIAL BANKS-EASTERN US - 3.2%
   North Fork Bancorporation, Inc.                         33,850       969,464
                                                                    -----------
COMPUTERS - 1.3%
   International Business Machines Corp.                    4,700       385,118
                                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 12.5%
   3M Co.                                                   8,100       602,802
   General Electric Co.                                    36,200     1,277,860
   ITT Corp.                                               25,900     1,327,893
   Textron, Inc.                                            6,100       533,750
                                                                    -----------
                                                                      3,742,305
                                                                    -----------
ELECTRIC-INTEGRATED - 2.5%
   Exelon Corp.                                            12,300       744,642
                                                                    -----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.5%
   Freescale Semiconductor, Inc. Cl. B*                    27,740     1,054,397
                                                                    -----------
FIDUCIARY BANKS - 1.2%
   Bank of New York Co., Inc.                              10,200       359,652
                                                                    -----------
FINANCE-CREDIT CARD - 1.5%
   Capital One Financial Corp.                              5,900       464,094
                                                                    -----------
FINANCE-INVESTMENT BANKERS/BROKERS - 6.1%
   Goldman Sachs Group, Inc.                                3,800       642,846
   Morgan Stanley                                          16,400     1,195,724
                                                                    -----------
                                                                      1,838,570
                                                                    -----------
FINANCE-MORTGAGE LOAN/BANKER - 4.4%
   Countrywide Financial Corp.                             38,100     1,335,024
                                                                    -----------
MEDICAL-DRUGS - 4.4%
   Abbott Laboratories                                      8,900       432,184
   Pfizer, Inc.                                            30,900       876,324
                                                                    -----------
                                                                      1,308,508
                                                                    -----------
MEDICAL-HMO - 2.1%
   WellPoint, Inc.*                                         8,400       647,220
                                                                    -----------
MULTI-LINE INSURANCE - 6.6%
   Allstate Corp.                                           9,900       621,027
   American International Group, Inc.                      20,500     1,358,330
                                                                    -----------
                                                                      1,979,357
                                                                    -----------
MULTIMEDIA - 4.2%
   Time Warner, Inc.                                       51,200       933,376
   Walt Disney Co.                                         10,600       327,646
                                                                    -----------
                                                                      1,261,022
                                                                    -----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 3.9%
   Apache Corp.                                            18,550     1,172,360
                                                                    -----------
OIL COMPANIES-INTEGRATED - 6.2%
   ConocoPhillips                                          18,720     1,114,402
   Marathon Oil Corp.                                       9,600       738,240
                                                                    -----------
                                                                      1,852,642
                                                                    -----------
OIL REFINING & MARKETING - 2.5%
   Valero Energy Corp.                                     14,400       741,168
                                                                    -----------
RETAIL-REGIONAL DEPARTMENT STORES - 3.9%
   Federated Department Stores, Inc.                       27,200   $ 1,175,312
                                                                    -----------
SAVINGS & LOANS/THRIFTS-WESTERN US - 2.5%
   Washington Mutual, Inc.                                 17,100       743,337
                                                                    -----------
STEEL-PRODUCERS - 1.2%
   United States Steel Corp.                                6,100       351,848
                                                                    -----------
SUPER-REGIONAL BANKS-US - 10.5%
   Bank of America Corp.                                   11,512       616,698
   US Bancorp                                              35,800     1,189,276
   Wells Fargo & Co.                                       37,200     1,345,896
                                                                    -----------
                                                                      3,151,870
                                                                    -----------
TELEPHONE-INTEGRATED - 2.0%
   Sprint Nextel Corp.                                     34,600       593,390
                                                                    -----------
TOBACCO - 1.8%
   Altria Group, Inc.                                       7,100       543,505
-------------------------------------------------------------------------------
Total Common Stock (Cost: $23,117,442)                               28,902,150
-------------------------------------------------------------------------------

                                                        Principal
                                                         Amount
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 4.6%
TIME DEPOSIT - 4.6%
   Wells Fargo Grand Cayman 4.630%, 10/01/06
      (Cost: $1,368,033)                               $1,368,033     1,368,033
-------------------------------------------------------------------------------
Total Investments - 100.9% (Cost: $24,485,475)                       30,270,183
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (0.9%)                         (276,469)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $29,993,714
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 - Unaudited

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                  36.1%
Industrial                                                                 15.4
Energy                                                                     12.6
Technology                                                                  8.4
Consumer, Non-cyclical                                                      8.2
Communications                                                              8.0
Consumer, Cyclical                                                          3.9
Utilities                                                                   2.5
Basic Materials                                                             1.2
Short Term Investments                                                      4.6
-------------------------------------------------------------------------------
Total Investments                                                         100.9%
-------------------------------------------------------------------------------
Liabilities in excess of other assets                                      (0.9)
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
-------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

MANAGEMENT TEAM: JAMES LI, PH.D., CFA, Portfolio Manager; JANE EDMONDSON, Portfolio Manager; JUNCAI YANG, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

MARKET OVERVIEW: U.S. large-cap growth stocks generated essentially flat returns from April 1 through September 30, 2006. Gains in August and September were unable to offset losses registered in the prior four months.

Despite strong corporate profit growth, large-cap growth equities were weak throughout most of the period on concerns about energy prices, interest rates and the geopolitical climate. The price of oil skyrocketed to $78.40 a barrel in mid-July on fears that hostilities in southern Lebanon would spread to neighboring, oil-producing countries. The core Consumer Price Index rose a worrisome 0.3% in four consecutive months, dashing investors' hopes for an imminent end to the monetary tightening cycle. In addition to ongoing tensions in the Middle East, North Korea launched a series of ballistic missiles into the Sea of Japan in July.

Large-cap growth equities reversed course in August and September, boosted by a drop in the price of oil and a pause in interest rate hikes from the Federal Reserve. Crude prices fell nearly 20% as the result of easing concerns about Iran's nuclear intentions, a tame Atlantic hurricane season and rising U.S. distillate inventories. The Fed held the target funds rate steady at its August and September meetings, indicating that a slowdown in the economy had become a bigger risk than inflation.

PERFORMANCE: The Fund's Class R shares gained 1.82% during the six months ended September 30, 2006, outperforming the Russell 1000 Growth Index, which declined 0.12%.

PORTFOLIO SPECIFICS: Strong performance versus the index was due to stock selection, which was positive in a majority of sectors. Stock selection added the most value in the information technology sector, where computer software companies Oracle and BEA Systems delivered steep price gains amid improving business fundamentals. Sun Microsystems, a computer hardware manufacturer, and Cisco Systems, a networking company, were other top-performing tech names in the Fund.

Stock selection in the consumer discretionary sector was also a key area of relative strength, helped by our position in toy manufacturer Mattel. The company experienced strong sales of toys based on the movies CARS and SUPERMAN and announced an acquisition that investors viewed positively.

While the Fund outperformed, there were pockets of relative weakness. For example, stock selection in the materials and energy sectors detracted from results versus the index.

Consistent with our risk-controlled approach to portfolio construction, we maintained the Fund's broad diversification throughout the period. As of September 30, the largest overweight versus the index was in the health care sector (+2.5%), and the largest underweight was in financials (-5.0%).

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

Through consistent application of this approach, we believe we will continue to identify companies with excellent growth potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS R SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                     [CHART]

            U.S. SYSTEMATIC
               LARGE CAP
              GROWTH FUND      RUSSELL 1000
             CLASS R SHARES    GROWTH INDEX
            ----------------   ------------
27-Dec-96   $  250,000.00      $250,000.00
31-Dec-96   $  247,420.02      $246,184.68
31-Jan-97   $  272,445.82      $263,452.07
28-Feb-97   $  267,801.86      $261,668.50
31-Mar-97   $  260,061.92      $247,507.00
30-Apr-97   $  269,865.84      $263,941.47
31-May-97   $  300,051.60      $282,990.12
30-Jun-97   $  311,145.51      $294,315.39
31-Jul-97   $  349,845.20      $320,344.64
31-Aug-97   $  341,847.27      $301,594.87
30-Sep-97   $  359,133.13      $316,436.35
31-Oct-97   $  358,617.13      $304,740.87
30-Nov-97   $  354,231.17      $317,683.21
31-Dec-97   $  360,423.12      $321,241.26
31-Jan-98   $  365,583.08      $330,846.38
28-Feb-98   $  399,122.81      $355,732.64
31-Mar-98   $  423,632.61      $369,912.14
30-Apr-98   $  437,048.50      $375,031.73
31-May-98   $  425,954.59      $364,388.33
30-Jun-98   $  456,656.35      $386,707.11
31-Jul-98   $  446,852.43      $384,147.11
31-Aug-98   $  372,291.02      $326,494.31
30-Sep-98   $  418,472.65      $351,575.61
31-Oct-98   $  449,690.40      $379,831.74
30-Nov-98   $  492,518.06      $408,725.54
31-Dec-98   $  577,915.38      $445,580.32
31-Jan-99   $  642,930.86      $471,744.80
28-Feb-99   $  629,256.97      $450,195.49
31-Mar-99   $  694,014.45      $473,907.29
30-Apr-99   $  730,134.16      $474,513.89
31-May-99   $  735,294.12      $459,932.08
30-Jun-99   $  766,253.87      $492,145.72
31-Jul-99   $  755,933.95      $476,505.33
31-Aug-99   $  751,289.99      $484,291.43
30-Sep-99   $  765,479.88      $474,116.47
31-Oct-99   $  820,691.43      $509,921.74
30-Nov-99   $  915,118.68      $537,432.02
31-Dec-99   $1,131,320.95      $593,330.32
31-Jan-00   $1,082,301.34      $565,509.06
29-Feb-00   $1,240,196.08      $593,156.80
31-Mar-00   $1,283,281.73      $635,614.97
30-Apr-00   $1,184,726.52      $605,372.41
31-May-00   $1,109,133.13      $574,885.85
30-Jun-00   $1,226,006.19      $618,456.45
31-Jul-00   $1,171,568.63      $592,673.00
31-Aug-00   $1,324,045.41      $646,333.62
30-Sep-00   $1,208,978.33      $585,196.92
31-Oct-00   $1,085,139.32      $557,505.40
30-Nov-00   $  876,102.27      $475,323.53
31-Dec-00   $  858,016.37      $460,284.29
31-Jan-01   $  836,206.90      $492,085.33
28-Feb-01   $  692,051.64      $408,544.01
31-Mar-01   $  598,962.45      $364,086.25
30-Apr-01   $  676,625.43      $410,132.24
31-May-01   $  646,304.95      $404,095.09
30-Jun-01   $  613,856.72      $394,736.25
31-Jul-01   $  578,482.83      $384,871.79
31-Aug-01   $  513,054.42      $353,389.28
30-Sep-01   $  429,540.12      $318,121.03
31-Oct-01   $  453,308.83      $334,822.38
30-Nov-01   $  508,668.67      $366,998.81
31-Dec-01   $  505,726.84      $366,301.51
31-Jan-02   $  486,203.81      $359,817.98
28-Feb-02   $  454,913.46      $344,885.53
31-Mar-02   $  480,320.15      $356,818.57
30-Apr-02   $  452,239.07      $327,702.17
31-May-02   $  438,867.13      $319,771.78
30-Jun-02   $  390,728.14      $290,192.89
31-Jul-02   $  359,972.68      $274,232.28
31-Aug-02   $  361,577.31      $275,054.98
30-Sep-02   $  338,310.13      $246,531.78
31-Oct-02   $  356,495.97      $269,138.74
30-Nov-02   $  369,867.91      $283,752.98
31-Dec-02   $  334,031.11      $264,145.65
31-Jan-03   $  327,345.14      $257,726.91
28-Feb-03   $  326,007.94      $256,541.36
31-Mar-03   $  337,240.37      $261,313.03
30-Apr-03   $  358,635.48      $280,650.20
31-May-03   $  368,798.16      $294,654.64
30-Jun-03   $  372,809.74      $298,720.88
31-Jul-03   $  383,507.29      $306,159.03
31-Aug-03   $  392,600.21      $313,782.38
30-Sep-03   $  381,902.66      $310,424.91
31-Oct-03   $  399,821.06      $327,870.79
30-Nov-03   $  404,367.52      $331,280.65
31-Dec-03   $  403,565.21      $342,742.96
31-Jan-04   $  414,262.76      $349,734.92
29-Feb-04   $  411,053.49      $351,973.22
31-Mar-04   $  398,483.87      $345,426.52
30-Apr-04   $  389,390.95      $341,419.57
31-May-04   $  399,286.18      $347,769.97
30-Jun-04   $  408,111.67      $352,151.88
31-Jul-04   $  386,181.68      $332,255.30
30-Aug-04   $  381,100.34      $330,627.24
30-Sep-04   $  385,914.24      $333,768.20
31-Oct-04   $  390,931.13      $338,974.99
30-Nov-04   $  414,191.53      $350,635.73
31-Dec-04   $  425,001.93      $364,380.65
31-Jan-05   $  410,466.86      $352,246.77
28-Feb-05   $  418,922.48      $355,980.59
31-Mar-05   $  413,895.41      $349,501.74
30-Apr-05   $  396,180.68      $342,861.21
31-May-05   $  416,504.75      $359,421.40
30-Jun-05   $  416,754.66      $358,091.54
31-Jul-05   $  434,716.78      $375,602.22
31-Aug-05   $  427,065.77      $370,756.95
30-Sep-05   $  431,806.20      $372,462.43
31-Oct-05   $  420,967.86      $368,849.55
30-Nov-05   $  440,795.45      $384,746.96
31-Dec-05   $  440,530.97      $383,554.25
31-Jan-06   $  457,447.36      $390,304.80
28-Feb-06   $  459,048.42      $389,680.32
31-Mar-06   $  471,718.16      $395,447.58
30-Apr-06   $  472,001.19      $394,893.96
31-May-06   $  456,425.15      $381,507.05
30-Jun-06   $  454,827.66      $380,019.18
31-Jul-06   $  457,738.56      $372,798.81
31-Aug-06   $  472,981.26      $384,430.13
30-Sep-06   $  490,456.00      $395,001.96

Annualized Total Returns As of 9/30/06

                                                             SINCE
                                        1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------
U.S. Systematic Large Cap Growth Fund
Class R Shares                          11.17%     2.10%     6.57%
--------------------------------------------------------------------
Russell 1000 Growth Index                6.03%     4.42%     4.80%
--------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 1000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. THIS PERFORMANCE HAS BEEN RESTATED TO REFLECT SHAREHOLDER SERVICES FEES OF 0.25% APPLICABLE TO CLASS R SHARES, BUT NOT CLASS I SHARES OF THE FUND. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. ABSENT EXPENSE LIMITATIONS, TOTAL RETURNS WOULD HAVE BEEN SLIGHTLY LOWER. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. IT IS A LARGE-CAP, MARKET-ORIENTED INDEX AND IS HIGHLY CORRELATED WITH THE S&P 500 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2006

                                                           NUMBER OF
                                                             SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 99.3%
AEROSPACE/DEFENSE - 4.0%
   Boeing Co.                                                  2,200   $173,470
   Lockheed Martin Corp.                                       2,800    240,968
   Raytheon Co.                                                4,200    201,642
                                                                       --------
                                                                        616,080
                                                                       --------
AGRICULTURAL OPERATIONS - 0.7%
   Archer-Daniels-Midland Co.                                  2,700    102,276
                                                                       --------
AIRLINES - 0.5%
   AMR Corp.*                                                  3,500     80,990
                                                                       --------
APPLICATIONS SOFTWARE - 5.1%
   Microsoft Corp.                                            29,100    795,303
                                                                       --------
BEVERAGES-NON-ALCOHOLIC - 2.1%
   Coca-Cola Co.                                               7,200    321,696
                                                                       --------
BREWERY - 1.1%
   Anheuser-Busch Cos, Inc.                                    3,500    166,285
                                                                       --------
BUILDING PRODUCTS-CEMENT/AGGREGATE - 1.5%
   Martin Marietta Materials, Inc.                             2,700    228,474
                                                                       --------
CASINO SERVICES - 0.7%
   International Game Technology                               2,600    107,900
                                                                       --------
COMPUTER SERVICES - 0.8%
   Electronic Data Systems Corp.                               5,300    129,956
                                                                       --------
COMPUTERS - 5.9%
   Hewlett-Packard Co.                                         7,700    282,513
   International Business Machines Corp.                       4,800    393,312
   Sun Microsystems, Inc.*                                    46,600    231,602
                                                                       --------
                                                                        907,427
                                                                       --------
COSMETICS & TOILETRIES - 1.6%
   Procter & Gamble Co.                                        3,975    246,371
                                                                       --------
DIVERSIFIED MANUFACTURING OPERATIONS - 5.5%
   General Electric Co.                                       11,600    409,480
   Illinois Tool Works, Inc.                                   5,100    228,990
   Parker-Hannifin Corp.                                       2,800    217,644
                                                                       --------
                                                                        856,114
                                                                       --------
E-COMMERCE/PRODUCTS - 1.0%
   Emdeon Corp.*                                              12,800    149,888
                                                                       --------
ELECTRIC PRODUCTS-MISCELLANEOUS - 0.5%
   Emerson Electric Co.                                          900     75,474
                                                                       --------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.5%
   Intersil Corp. Cl. A                                        6,700    164,485
   Micron Technology, Inc.*                                   14,600    254,040
   Texas Instruments, Inc.                                     3,700    123,025
                                                                       --------
                                                                        541,550
                                                                       --------
ELECTRONIC CONNECTORS - 1.0%
   Thomas & Betts Corp.*                                       3,400    162,214
                                                                       --------
ELECTRONIC MEASURE INSTRUMENTS - 1.1%
   Agilent Technologies, Inc.*                                 5,000    163,450
                                                                       --------
ENTERPRISE SOFTWARE/SERVICES - 4.0%
   BEA Systems, Inc.*                                         15,900    241,680
   Oracle Corp.*                                              21,700    384,958
                                                                       --------
                                                                        626,638
                                                                       --------
FINANCE-INVESTMENT BANKERS/BROKERS - 3.4%
   Goldman Sachs Group, Inc.                                   1,800    304,506
   Morgan Stanley                                              3,100    226,021
                                                                       --------
                                                                        530,527
                                                                       --------
FOOD-MISCELLANEOUS/DIVERSIFIED - 1.5%
   General Mills, Inc.                                         4,000   $226,400
                                                                       --------
HEALTH CARE COST CONTAINMENT - 1.6%
   McKesson Corp.                                              4,800    253,056
                                                                       --------
HOME DECORATION PRODUCTS - 0.8%
   Newell Rubbermaid, Inc.                                     4,200    118,944
                                                                       --------
HUMAN RESOURCES - 1.1%
   Manpower, Inc.                                              2,900    177,683
                                                                       --------
LIFE/HEALTH INSURANCE - 0.7%
   Cigna Corp.                                                 1,000    116,320
                                                                       --------
MEDICAL INFORMATION SYSTEMS - 1.0%
   IMS Health, Inc.                                            5,900    157,176
                                                                       --------
MEDICAL LABS & TESTING SERVICES - 1.3%
   Laboratory Corp. of America Holdings*                       3,100    203,267
                                                                       --------
MEDICAL PRODUCTS - 5.5%
   Baxter International, Inc.                                  4,900    222,754
   Johnson & Johnson                                           9,800    636,412
                                                                       --------
                                                                        859,166
                                                                       --------
MEDICAL-BIOMEDICAL/GENETICS - 1.0%
   Biogen Idec, Inc.*                                          3,400    151,912
                                                                       --------
MEDICAL-DRUGS - 3.0%
   Abbott Laboratories                                         6,200    301,072
   Celgene Corp.*                                              3,800    164,540
                                                                       --------
                                                                        465,612
                                                                       --------
MEDICAL-HMO - 2.9%
   Humana, Inc.*                                               2,500    165,225
                                                                       --------
   UnitedHealth Group, Inc.                                    5,900    290,280
                                                                       --------
                                                                        455,505
                                                                       --------
MEDICAL-NURSING HOMES - 0.7%
   Manor Care, Inc.                                            2,200    115,016
                                                                       --------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS - 0.7%
   Cardinal Health, Inc.                                       1,700    111,758
                                                                       --------
METAL-COPPER - 1.1%
   Phelps Dodge Corp.                                          2,000    169,400
                                                                       --------
MULTIMEDIA - 1.7%
   Walt Disney Co.                                             8,300    256,553
                                                                       --------
NETWORKING PRODUCTS - 3.3%
   Cisco Systems, Inc.*                                       22,100    508,300
                                                                       --------
OIL & GAS DRILLING - 0.9%
   Diamond Offshore Drilling, Inc.                             2,000    144,740
                                                                       --------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.2%
   Devon Energy Corp.                                          2,900    183,135
                                                                       --------
OIL COMPANIES-INTEGRATED - 0.9%
   ConocoPhillips                                              2,300    136,919
                                                                       --------
OIL-FIELD SERVICES - 0.8%
   Superior Energy Services*                                   4,700    123,422
                                                                       --------
PHARMACY SERVICES - 1.1%
   Medco Health Solutions, Inc.*                               2,900    174,319
                                                                       --------
RETAIL-APPAREL/SHOE - 1.5%
   Ann Taylor Stores Corp.*                                    5,600    234,416
                                                                       --------
RETAIL-DISCOUNT - 2.8%
   Dollar Tree Stores, Inc.*                                   7,000    216,720
   Wal-Mart Stores, Inc.                                       4,500    221,940
                                                                       --------
                                                                        438,660
                                                                       --------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER OF
                                                         SHARES        VALUE
-------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORES - 1.5%
   JC Penney Co., Inc.                                      3,500   $   239,365
                                                                    -----------
RETAIL-OFFICE SUPPLIES - 1.2%
   Staples, Inc.                                            7,800       189,774
                                                                    -----------
RETAIL-REGIONAL DEPARTMENT STORES - 2.9%
   Federated Department Stores, Inc.                        4,400       190,124
                                                                    -----------
   Kohl's Corp.*                                            3,900       253,188
                                                                    -----------
                                                                        443,312
                                                                    -----------
RETAIL-RESTAURANTS - 1.1%
   McDonald's Corp.                                         4,300       168,216
                                                                    -----------
STEEL-PRODUCERS - 1.3%
   Nucor Corp.                                              4,200       207,858
                                                                    -----------
TELEPHONE-INTEGRATED - 1.4%
   Level 3 Communications, Inc.*                           39,600       211,860
                                                                    -----------
TOBACCO - 1.1%
   Altria Group, Inc.                                       2,200       168,410
                                                                    -----------
TOYS - 1.4%
   Mattel, Inc.                                            10,700       210,790
                                                                    -----------
TRANSPORT-RAIL - 1.7%
   CSX Corp.                                                8,000       262,640
                                                                    -----------
TRANSPORT-SERVICES - 1.3%
   United Parcel Service, Inc. Cl. B                        2,800       201,432
                                                                    -----------
WEB PORTALS/ISP - 0.8%
   Google, Inc. Cl. A*                                        300       120,570
                                                                    -----------
WIRELESS EQUIPMENT - 2.5%
   Motorola, Inc.                                           9,900       247,500
   QUALCOMM, Inc.                                           3,800       138,130
                                                                    -----------
                                                                        385,630
-------------------------------------------------------------------------------
Total Common Stock (Cost: $13,766,681)                               15,400,149
-------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.6%
TIME DEPOSIT - 0.6%
   Brown Brothers Harriman & Co.
   4.630%, 10/01/06
   (Cost: $94,880)                                        $94,880        94,880
-------------------------------------------------------------------------------
Total Investments - 99.9% (Cost: $13,861,561)                        15,495,029
-------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 0.1%                             16,297
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $15,511,326
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 - Unaudited

                                                                     PERCENT OF
SECTOR                                                               NET ASSETS
-------------------------------------------------------------------------------
Consumer, Non-cyclical                                                     24.4%
Technology                                                                 22.0
Industrial                                                                 16.5
Consumer, Cyclical                                                         15.5
Communications                                                             10.5
Financial                                                                   4.2
Energy                                                                      3.8
Basic Materials                                                             2.4
Short Term Investments                                                      0.6
-------------------------------------------------------------------------------
Total Investments                                                          99.9%
-------------------------------------------------------------------------------
Other assets in excess of liabilities                                       0.1
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
===============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; LINDA Ba, Portfolio Manager; PEDRO V. MARCAL, Portfolio Manager; MICHAEL J. FREDERICKS, Analyst; FLORA KIM, Analyst; ERIC SAGMEISTER, Analyst; ALAN TRICE, Assistant Analyst

GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

MARKET OVERVIEW: During the six months ended September 30, 2006, stock markets in developed non-U.S. countries posted increases. The U.S. dollar weakened against a broad basket of currencies, enhancing returns for U.S.-based investors.

The period got off to a volatile start, as soaring oil prices and inflationary pressures prompted a sell-off in May. Equity markets regained their footing over the summer, however, as waning geopolitical tensions, rising U.S. distillate inventories and a mild hurricane season sent oil prices sharply lower. In addition, the Federal Reserve ended more than two years of continuous monetary tightening, fueling optimism that the U.S. economy was headed for a "soft landing."

European stock markets led the period's advance, benefiting from record merger and acquisition activity, falling unemployment and the fastest growth among manufacturing and services companies in several years. The European Central Bank and Bank of England raised short-term interest rates in efforts to control economic growth and inflation in their respective regions. The Bank of Japan also raised rates, evidence that the country's long battle with deflation was ending. However, Japanese stocks fell on worries that moderating U.S. economic growth would hurt exports.

PERFORMANCE: During the six months ended September 30, 2006, the Fund's Class R shares rose 0.27% and the MSCI EAFE Index increased 4.97%.

PORTFOLIO SPECIFICS: Amid volatile market conditions, investors shied away from riskier assets, and international value stocks outpaced international growth stocks. This hurt performance versus the index since the Fund's holdings are concentrated in growth stocks, while the style-neutral benchmark includes both growth and value names. Holdings in the United Kingdom and the financials sector were other major areas of weakness in the portfolio. In the United Kingdom, relative results were negatively affected by stock selection and underweights in both the country and pound, which resulted from our bottom-up investment decisions. In financials, underperformance was driven by stock selection.

On the plus side, stock selection in Ireland, Norway and the information technology sector bolstered results versus the index. The Fund's top-performing positions included Ireland-based C&C Group, a food and beverage distributor that had a successful product launch; Norway-based Telenor Group, a global telecommunication services provider experiencing rapid subscriber growth in emerging countries; and Japan-based SUMCO, a silicon wafer manufacturer that benefited from a favorable pricing environment

MARKET OUTLOOK: As 2006 draws to a close, international equities seem poised for additional gains. Strong corporate profits and brisk takeover activity in Europe should continue to offset inflation concerns and rising interest rates. In Japan, business sentiment is positive, the economy is expanding and reflationary pressures continue to gather strength. However, the geopolitical climate remains tense, and the U.S. economic slowdown has weighed on Asian exporters in recent months.

Against this dynamic backdrop, we are confident that our bottom-up investment process will identify stocks with strong growth potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS R SHARES WITH THE MSCI EAFE INDEX.

                                     [CHART]

           INTERNATIONAL
            GROWTH FUND    MSCI EAFE
           CLASS R SHARES    INDEX
           -------------- -----------
27-Dec-96   $250,000.00   $250,000.00
31-Dec-96   $252,400.00   $249,475.00
31-Jan-97   $274,600.00   $240,743.95
28-Feb-97   $277,200.00   $244,681.59
31-Mar-97   $282,600.00   $245,567.58
30-Apr-97   $286,600.00   $246,870.63
31-May-97   $313,200.00   $262,935.44
30-Jun-97   $331,200.00   $277,435.63
31-Jul-97   $352,400.00   $281,923.94
31-Aug-97   $334,000.00   $260,868.66
30-Sep-97   $358,600.00   $275,482.21
31-Oct-97   $328,800.00   $254,307.32
30-Nov-97   $325,131.31   $251,714.87
31-Dec-97   $329,722.39   $253,910.40
31-Jan-98   $341,826.12   $265,522.67
28-Feb-98   $365,198.85   $282,560.07
31-Mar-98   $386,902.09   $291,260.55
30-Apr-98   $398,171.08   $293,565.96
31-May-98   $407,979.28   $292,141.10
30-Jun-98   $412,779.04   $294,352.73
31-Jul-98   $431,143.32   $297,336.99
31-Aug-98   $369,372.55   $260,500.11
30-Sep-98   $351,843.00   $252,513.68
31-Oct-98   $358,312.24   $278,835.82
30-Nov-98   $379,862.12   $293,121.00
31-Dec-98   $400,733.67   $304,684.52
31-Jan-99   $416,178.61   $303,784.86
28-Feb-99   $399,063.94   $296,544.90
31-Mar-99   $411,795.59   $308,923.20
30-Apr-99   $426,823.10   $321,440.33
31-May-99   $410,543.29   $304,886.56
30-Jun-99   $442,894.19   $316,773.24
31-Jul-99   $457,086.84   $326,188.82
31-Aug-99   $464,183.16   $327,380.02
30-Sep-99   $471,070.77   $330,675.28
31-Oct-99   $501,960.66   $343,060.99
30-Nov-99   $566,871.17   $354,980.55
31-Dec-99   $676,523.01   $386,840.61
31-Jan-00   $628,304.31   $362,261.27
29-Feb-00   $704,494.04   $372,013.32
31-Mar-00   $664,624.89   $386,433.97
30-Apr-00   $609,726.54   $366,098.53
31-May-00   $577,163.26   $357,157.09
30-Jun-00   $608,056.63   $371,124.90
31-Jul-00   $581,129.30   $355,565.62
31-Aug-00   $604,299.33   $358,651.89
30-Sep-00   $565,265.14   $341,188.51
31-Oct-00   $529,362.04   $333,129.01
30-Nov-00   $503,189.97   $320,636.55
31-Dec-00   $519,378.98   $332,033.10
31-Jan-01   $503,411.74   $331,861.84
28-Feb-01   $461,054.19   $306,982.95
31-Mar-01   $424,240.82   $286,519.22
30-Apr-01   $453,735.86   $306,429.96
31-May-01   $439,099.22   $295,614.88
30-Jun-01   $421,136.07   $283,525.60
31-Jul-01   $410,934.78   $278,366.88
31-Aug-01   $393,858.70   $271,324.20
30-Sep-01   $362,367.74   $243,839.06
31-Oct-01   $361,924.21   $250,081.34
30-Nov-01   $369,020.76   $259,309.34
31-Dec-01   $373,234.34   $260,839.26
31-Jan-02   $356,601.79   $246,988.70
28-Feb-02   $358,819.47   $248,717.62
31-Mar-02   $378,556.76   $262,173.24
30-Apr-02   $376,560.85   $263,903.59
31-May-02   $376,117.32   $267,255.16
30-Jun-02   $363,254.81   $256,618.41
31-Jul-02   $328,880.88   $231,290.17
31-Aug-02   $325,554.37   $230,758.20
30-Sep-02   $294,285.19   $205,974.77
31-Oct-02   $304,264.71   $217,035.62
30-Nov-02   $312,691.87   $226,889.03
31-Dec-02   $300,716.44   $219,265.56
31-Jan-03   $290,071.61   $210,122.19
28-Feb-03   $285,858.03   $205,310.39
31-Mar-03   $282,087.99   $201,430.02
30-Apr-03   $306,925.92   $221,411.88
31-May-03   $326,219.68   $235,028.71
30-Jun-03   $331,763.86   $240,833.92
31-Jul-03   $335,977.44   $246,710.27
31-Aug-03   $349,061.71   $252,705.33
30-Sep-03   $348,839.94   $260,539.19
31-Oct-03   $373,899.64   $276,796.84
30-Nov-03   $376,888.20   $282,997.09
31-Dec-03   $401,067.60   $305,127.46
31-Jan-04   $410,384.44   $309,460.27
29-Feb-04   $415,486.52   $316,670.69
31-Mar-04   $419,479.45   $318,570.72
30-Apr-04   $403,729.56   $311,625.88
31-May-04   $403,507.73   $312,965.87
30-Jun-04   $408,166.15   $319,945.01
31-Jul-04   $386,648.89   $309,610.78
30-Aug-04   $387,536.01   $311,034.99
30-Sep-04   $398,405.65   $319,215.21
31-Oct-04   $412,668.57   $330,132.37
30-Nov-04   $442,421.98   $352,779.45
31-Dec-04   $459,410.98   $368,266.47
31-Jan-05   $455,827.57   $361,527.20
28-Feb-05   $478,436.62   $377,217.48
31-Mar-05   $458,055.22   $367,900.20
30-Apr-05   $447,748.98   $359,659.24
31-May-05   $453,345.84   $360,198.73
30-Jun-05   $461,642.07   $365,133.45
31-Jul-05   $482,231.31   $376,343.05
31-Aug-05   $486,716.06   $385,977.43
30-Sep-05   $518,936.66   $403,230.62
31-Oct-05   $499,684.11   $391,496.61
30-Nov-05   $523,369.14   $401,166.58
31-Dec-05   $566,808.78   $419,860.94
31-Jan-06   $610,226.33   $445,682.39
28-Feb-06   $591,614.43   $444,791.02
31-Mar-06   $612,380.09   $459,647.04
30-Apr-06   $638,038.82   $481,939.92
31-May-06   $604,031.35   $463,818.98
30-Jun-06   $597,809.83   $464,004.51
31-Jul-06   $597,510.92   $468,644.56
31-Aug-06   $615,017.99   $481,672.87
30-Sep-06   $618,402.00   $482,491.72

Annualized Total Returns As of 9/30/06

                                                 SINCE
                            1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------
International Growth Fund
Class R Shares               18.19%   11.04%     9.41%
--------------------------------------------------------
MSCI EAFE Index              19.65%   14.70%     7.16%
--------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE") OVER THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. THIS PERFORMANCE HAS BEEN RESTATED TO REFLECT SHAREHOLDER SERVICES FEES OF 0.25% APPLICABLE TO CLASS R SHARES, BUT NOT CLASS I SHARES OF THE FUND. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. ABSENT EXPENSE LIMITATIONS, TOTAL RETURNS WOULD HAVE BEEN SLIGHTLY LOWER. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF OVER 900 COMPANIES, AND IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2006

                                                        NUMBER OF
                                                          SHARES        VALUE
-------------------------------------------------------------------------------
COMMON STOCK - 93.9%
ARGENTINA - 0.7%
   Tenaris S.A. - ADR                                      21,200   $   750,056
                                                                    -----------
CANADA - 2.3%
   Cameco Corp.                                            26,800       978,411
   Suncor Energy, Inc.                                     12,800       920,031
   Teck Cominco, Ltd. Cl. B                                 7,500       470,578
                                                                    -----------
                                                                      2,369,020
                                                                    -----------
FINLAND - 0.8%
   Nokia Corp. - ADR                                       44,100       868,329
                                                                    -----------
FRANCE - 11.6%
   Axa S.A.                                                60,063     2,212,546
   BNP Paribas                                             19,126     2,055,734
   Lafarge S.A.                                            16,082     2,073,857
   SOITEC*                                                 26,561       767,132
   Total S.A.                                              23,660     1,551,015
   Vallourec S.A.                                           3,795       884,065
   Veolia Environnement                                    39,453     2,379,409
                                                                    -----------
                                                                     11,923,758
                                                                    -----------
GERMANY - 3.5%
   Bayerische Motoren Werke AG                             16,247       869,337
   Hannover Rueckversicherung AG*                          29,942     1,258,106
   Solarworld AG##                                          7,652       420,005
   Stada Arzneimittel AG                                   21,720     1,108,531
                                                                    -----------
                                                                      3,655,979
                                                                    -----------
HONG KONG - 2.6%
   Foxconn International Holdings, Ltd.*                  251,000       776,297
   Hutchison Telecommunications  International,
      Ltd.* , ##                                        1,071,300     1,878,014
                                                                    -----------
                                                                      2,654,311
                                                                    -----------
HUNGARY - 1.0%
   Mol Hungarian Oil & Gas PLC                             11,549     1,051,011
                                                                    -----------
IRELAND - 2.6%
   Bank of Ireland                                         55,044     1,075,190
   C&C Group PLC                                          115,555     1,567,722
                                                                    -----------
                                                                      2,642,912
                                                                    -----------
ITALY - 4.6%
   Sanpaolo IMI SpA                                       132,775     2,800,409
   UniCredito Italiano SpA                                229,030     1,898,860
                                                                    -----------
                                                                      4,699,269
                                                                    -----------
JAPAN - 26.1%
   Aoyama Trading Co., Ltd.                                14,400       459,815
   Asics Corp.                                             82,000     1,068,886
   Calsonic Kansei Corp.                                  115,000       723,712
   Chugai Pharmaceutical Co., Ltd.##                       53,700     1,155,279
   Fuji Electric Co., Ltd.                                202,000     1,041,952
   Haseko Corp.* , ##                                     341,000     1,175,514
   Hisamitsu Pharmaceutical Co., Inc.                      15,600       432,067
   Hokuhoku Financial Group, Inc.                         225,000       848,050
   Japan Steel Works, Ltd.##                               68,000       465,371
   Japan Tobacco, Inc.                                        510     1,982,721
   Mitsubishi Estate Co, Ltd.                              81,600     1,783,153
   Mitsubishi UFJ Financial Group, Inc.                       140     1,802,397
   Mitsui & Co., Ltd.                                      60,700       772,214
   Nippon Electric Glass Co., Ltd.                         46,000     1,014,949
   Nitori Co., Ltd.                                        22,150     1,003,706
   Okasan Holdings, Inc.                                   73,000       644,272
   Sumco Corp.                                             24,900     1,845,382
   Sumitomo Mitsui Financial Group, Inc.                      276     2,898,742
   Tokyo Electron, Ltd.                                    17,700   $ 1,308,779
   Toyota Motor Corp.                                      45,000     2,446,957
   Uni-Charm Corp.                                         21,900     1,216,821
   Yakult Honsha Co., Ltd.                                 26,300       772,973
                                                                    -----------
                                                                     26,863,712
                                                                    -----------
LUXEMBOURG - 0.9%
   Millicom International Cellular S.A.*                   23,100       945,252
                                                                    -----------
MEXICO - 1.3%
   Fomento Economico  Mexicano S.A. de CV                  23,600       229,075
   Fomento Economico  Mexicano S.A. de CV - ADR            11,700     1,134,198
                                                                    -----------
                                                                      1,363,273
                                                                    -----------
NETHERLANDS - 2.4%
   ASML Holding NV*                                        59,051     1,379,365
   Royal Numico NV                                         23,564     1,059,664
                                                                    -----------
                                                                      2,439,029
                                                                    -----------
NORWAY - 2.7%
   Acergy S.A.* , ##                                       66,100     1,130,625
   Telenor ASA                                             90,400     1,180,158
   TGS Nopec Geophysical Co. ASA*                          28,400       449,832
                                                                    -----------
                                                                      2,760,615
                                                                    -----------
PERU - 0.6%
   Southern Copper Corp.##                                  6,200       573,500
                                                                    -----------
PORTUGAL - 1.0%
   Banco Espirito Santo S.A.                               69,089     1,054,598
                                                                    -----------
REPUBLIC OF CHINA - 1.3%
   AAC Acoustic Technology Holdings, Inc.*                642,000       741,506
   Suntech Power Holdings Co., Ltd. - ADR*                 24,000       619,920
                                                                    -----------
                                                                      1,361,426
                                                                    -----------
SINGAPORE - 0.6%
   SembCorp Marine, Ltd.##                                279,000       587,405
                                                                    -----------
SOUTH KOREA - 2.0%
   Daewoo Shipbuilding & Marine  Engineering Co., Ltd.     35,910     1,160,957
   Kookmin Bank - ADR                                      12,100       944,163
                                                                    -----------
                                                                      2,105,120
                                                                    -----------
SWEDEN - 1.1%
   Modern Times Group AB Cl. B                             22,100     1,142,914
                                                                    -----------
SWITZERLAND - 14.3%
   ABB, Ltd.                                              175,135     2,297,516
   Adecco S.A.                                             22,949     1,380,838
   Compagnie Financiere  Richemont AG Cl. A                22,027     1,057,479
   Nestle S.A.                                              6,683     2,323,688
   Panalpina Welttransport AG                              12,133     1,301,398
   Roche Holding AG                                        14,614     2,519,675
   Swiss Reinsurance                                       16,731     1,276,890
   UBS AG                                                  42,375     2,527,732
                                                                    -----------
                                                                     14,685,216
                                                                    -----------
TAIWAN - 0.0%
   United Microelectronics Corp. - ADR                      1,788         5,507
                                                                    -----------
UNITED KINGDOM - 9.9%
   ARM Holdings PLC*                                      734,089     1,611,209
   AstraZeneca PLC                                         33,850     2,110,621
   Barclays PLC                                           127,762     1,608,521
   British American Tobacco PLC                            45,426     1,225,284

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       NUMBER OF
                                                         SHARES         VALUE
-------------------------------------------------------------------------------
   HSBC Holdings PLC                                     136,019   $  2,475,977
   Shire PLC                                              69,065      1,145,609
                                                                   ------------
                                                                     10,177,221
-------------------------------------------------------------------------------
Total Common Stock (Cost: $82,206,311)                               96,679,433
-------------------------------------------------------------------------------
PREFERRED STOCK - 1.6%
GERMANY - 1.6%
   Henkel KGaA
      (Cost: $1,394,498)                                  12,170      1,690,557
-------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 0.7%
INDIA - 0.7%
   Merrill Lynch Bharti Airtel, Ltd. - 3/17/11*
      (Cost: $632,852)                                    72,827        743,491
-------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 6.9%
MONEY MARKET FUNDS - 3.9%
   Boston Global Investment Trust - Enhanced
      Portfolio, 5.320%**                             $4,020,455      4,020,455
                                                                   ------------
TIME DEPOSIT - 3.0%
   Wachovia Bank Grand Cayman
      4.630%, 10/01/06                                 3,033,597      3,033,597
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $7,054,052)                       7,054,052
-------------------------------------------------------------------------------
Total Investments - 103.1% (Cost: $91,287,713)                      106,167,533
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (3.1%)                       (3,220,767)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $102,946,766
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/06.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2006 - Unaudited

                                                                     PERCENT OF
SECTOR                                                               NET ASSETS
-------------------------------------------------------------------------------
Financial                                                                  28.3%
Consumer, Non-cyclical                                                     22.4
Consumer, Cyclical                                                          9.3
Industrial                                                                  9.2
Communications                                                              7.3
Technology                                                                  6.7
Energy                                                                      6.0
Basic Materials                                                             4.7
Utilities                                                                   2.3
Short Term Investments                                                      6.9
-------------------------------------------------------------------------------
Total Investments                                                         103.1%
-------------------------------------------------------------------------------
Liabilities in excess of other assets                                      (3.1)
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
===============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS

For a Class R share outstanding during the period indicated

                                                                                                DISTRIBUTIONS FROM:
                                                      NET       NET REALIZED                --------------------------
                                       NET ASSET   INVESTMENT        AND       TOTAL FROM       NET           NET
                                         VALUE,      INCOME      UNREALIZED    INVESTMENT   INVESTMENT      REALIZED
                                       BEGINNING   (LOSS) (2)   GAINS (LOSS)   OPERATIONS     INCOME     CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
   For the period ended 09/30/06 (1)     $13.69     $(0.06)        $(1.33)       $(1.39)      $   --         $   --
   For the year ended 03/31/06             9.65      (0.14)          4.18          4.04           --             --
   For the year ended 03/31/05             9.52      (0.10)          0.23          0.13           --             --
   For the year ended 03/31/04             6.27      (0.11)          3.36          3.25           --             --
   For the year ended 03/31/03             9.54      (0.09)         (3.18)        (3.27)          --             --
   For the year ended 03/31/02             9.55      (0.07)          0.06         (0.01)          --             --
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)     $19.84     $ 0.01         $ 0.00        $ 0.01       $   --         $   --
   For the year ended 03/31/06            17.39       0.06           3.58          3.64        (0.01)         (1.18)
   12/03/04 (commenced) to 03/31/05       17.53      (0.00)(9)      (0.14)        (0.14)          --             --
U.S. LARGE CAP VALUE
   For the period ended 09/30/06 (1)     $29.35     $ 0.16         $ 1.54        $ 1.70       $   --         $   --
   For the year ended 03/31/06            26.62       0.27           2.77          3.04        (0.31)            --
   For the year ended 03/31/05            24.33       0.36           2.23          2.59        (0.30)            --
   For the year ended 03/31/04            18.15       0.24           6.45          6.69        (0.51)            --
   For the year ended 03/31/03            24.39       0.21          (6.20)        (5.99)       (0.25)            --
   For the year ended 03/31/02            23.39       0.15           1.26          1.41        (0.04)         (0.37)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)     $17.59     $(0.01)        $ 0.33        $ 0.32       $   --         $   --
   For the year ended 03/31/06            15.46      (0.02)          2.15          2.13           --             --
   For the year ended 03/31/05            14.90       0.02           0.54          0.56           --             --
   For the year ended 03/31/04            12.61      (0.06)          2.35          2.29           --             --
   For the year ended 03/31/03            17.96      (0.08)         (5.27)        (5.35)          --             --
   For the year ended 03/31/02            22.52      (0.16)         (4.40)        (4.56)          --             --
GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)     $22.26     $ 0.06         $(0.00)       $ 0.06       $   --         $   --
   For the year ended 03/31/06            20.19       0.12           5.94          6.06           --          (3.99)
   For the year ended 03/31/05            18.93       0.15           1.53          1.68           --          (0.42)
   For the year ended 03/31/04            12.72       0.12           6.10          6.22        (0.01)            --
   For the year ended 03/31/03            17.07       0.10          (4.45)        (4.35)          --             --
   For the year ended 03/31/02            19.13       0.02          (2.08)        (2.06)          --             --

(1)  UNAUDITED

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5) THIS CALCULATION INCLUDES EXPENSES NOT PART OF THE EXPENSE REIMBURSEMENT CALCULATION.

(6) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES) OF THE U.S. EMERGING GROWTH, U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH AND INTERNATIONAL GROWTH DO NOT EXCEED 1.25%, 1.00%, 1.00% AND 1.15%, FOR THE PERIOD 4/1/03 TO
     7/28/03, 1.48%, 0.81%, 1.12% AND 1.41% FOR THE PERIOD 7/29/03 TO 3/31/04,
     RESPECTIVELY.

(7) THE BOARD OF TRUSTEES APPROVED AN AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSE) OF U.S. LARGE CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, AND INTERNATIONAL GROWTH EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES, DO NOT EXCEED 1.25%, 1.25% AND 1.65% FOR THE PERIOD 4/1/02 TO 6/30/02. 1.10%, 1.15% AND 1.40% FOR THE
     PERIOD 7/1/02 TO 1/21/03, 1.25%, 1.25% AND 1.40% FOR THE PERIOD 1/22/03 TO
     3/31/03, RESPECTIVELY. EMERGING GROWTH HAD RATES THROUGHOUT THE YEAR OF 1.50%.

(8) ON MAY 18, 2001 THE BOARD OF TRUSTEES APPROVED AN AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES OF THE EMERGING GROWTH, EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES, DO NOT EXCEED 1.50% REPRESENTING A .08% INCREASE IN THE FUND'S EXPENSE CAP.

(9)  AMOUNT LESS THAN ONE PENNY.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





                                                    NET ASSET                 NET ASSETS,
                                        TOTAL         VALUE,       TOTAL         ENDING
                                    DISTRIBUTIONS    ENDING     RETURN (3)     (IN 000'S)
-----------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
   For the period ended 09/30/06 (1)   $   --        $12.30     (10.15%)        $ 3,136
   For the year ended 03/31/06             --         13.69      41.98%           3,173
   For the year ended 03/31/05             --          9.65       1.37%           3,681
   For the year ended 03/31/04             --          9.52      51.83%           3,948
   For the year ended 03/31/03             --          6.27     (34.28%)          2,879
   For the year ended 03/31/02             --          9.54      (0.10%)          4,597
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)   $   --        $19.85       0.05%         $   762
   For the year ended 03/31/06          (1.19)        19.84      21.68%             756
   12/03/04 (commenced) to 03/31/05        --         17.39      (0.80%)(10)        658
U.S. LARGE CAP VALUE
   For the period ended 09/30/06 (1)   $   --        $31.05       5.79%         $ 4,519
   For the year ended 03/31/06          (0.31)        29.35      11.47%           4,587
   For the year ended 03/31/05          (0.30)        26.62      10.69%           8,047
   For the year ended 03/31/04          (0.51)        24.33      37.09%           8,405
   For the year ended 03/31/03          (0.25)        18.15      24.58%           6,749
   For the year ended 03/31/02          (0.41)        24.39       6.13%          11,423
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)   $   --        $17.91       1.82%         $ 5,787
   For the year ended 03/31/06             --         17.59      13.78%           6,055
   For the year ended 03/31/05             --         15.46       3.76%           9,318
   For the year ended 03/31/04             --         14.90      18.16%          10,229
   For the year ended 03/31/03             --         12.61     (29.79%)          9,052
   For the year ended 03/31/02             --         17.96     (20.25%)         38,386
GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)   $   --        $22.32       0.27%         $ 1,770
   For the year ended 03/31/06          (3.99)        22.26      33.34%           1,776
   For the year ended 03/31/05          (0.42)        20.19       8.94%           1,749
   For the year ended 03/31/04          (0.01)        18.93      48.86%           9,236
   For the year ended 03/31/03             --         12.72     (25.48%)          7,845
   For the year ended 03/31/02             --         17.07     (10.77%)         11,199

                                                           RATIOS TO AVERAGE NET ASSETS (4)
                                    ------------------------------------------------------------------------------
                                                                                                      EXPENSES
                                                                                      EXPENSES         NET OF          FUND'S
                                          NET                      EXPENSE             NET OF       REIMBURSEMENT/   PORTFOLIO
                                      INVESTMENT      TOTAL    (REIMBURSEMENTS)/   REIMBURSEMENT/     RECOUPMENT      TURNOVER
                                    INCOME (LOSS)   EXPENSES      RECOUPMENT         RECOUPMENT       OFFSET (5)        RATE
------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
   For the period ended 09/30/06 (1)   (0.88%)       1.49%            --(12)           1.49%           1.09%            63%
   For the year ended 03/31/06         (1.27%)       2.09%         (0.36%)             1.73%           1.42%(11)       128%
   For the year ended 03/31/05         (1.06%)       1.89%         (0.20%)             1.69%           1.26%           142%
   For the year ended 03/31/04         (1.28%)       1.73%            --(12)           1.73%           1.51%(6)        166%
   For the year ended 03/31/03         (1.20%)       1.74%         (0.20%)             1.54%           1.50%(7)        118%
   For the year ended 03/31/02         (0.73%)       1.59%         (0.11%)             1.48%           1.48%(8)        138%
U.S. SMALL CAP VALUE
   For the period ended 09/30/06 (1)    0.13%        1.56%            --(12)           1.56%           1.27%            22%
   For the year ended 03/31/06         (0.34%)       1.57%         (0.01%)             1.56%           1.23%(11)        53%
   12/03/04 (commenced) to 03/31/05    (0.02%)       1.59%         (0.03%)             1.56%           1.29%            73%
U.S. LARGE CAP VALUE
   For the period ended 09/30/06 (1)    1.05%        1.07%            --(12)           1.07%           0.92%            22%
   For the year ended 03/31/06          0.96%        1.50%         (0.43%)             1.07%           0.96%(11)        44%
   For the year ended 03/31/05          1.44%        1.56%         (0.50%)             1.06%           1.01%            42%
   For the year ended 03/31/04          1.10%        1.52%         (0.45%)             1.07%           1.04%(6)         51%
   For the year ended 03/31/03          1.03%        1.54%         (0.34%)             1.20%           1.19%(7)        139%
   For the year ended 03/31/02          0.63%        1.39%         (0.13%)             1.26%           1.26%            99%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/06 (1)   (0.13%)       1.38%            --(12)           1.38%           1.25%            41%
   For the year ended 03/31/06         (0.11%)       1.86%         (0.48%)             1.38%           1.29%(11)       147%
   For the year ended 03/31/05          0.14%        1.94%         (0.57%)             1.37%           1.29%           197%
   For the year ended 03/31/04         (0.41%)       1.58%         (0.20%)             1.38%           1.18%(6)        172%
   For the year ended 03/31/03         (0.59%)       1.51%         (0.30%)             1.21%           1.20%(7)        193%
   For the year ended 03/31/02         (0.79%)       1.35%         (0.10%)             1.25%           1.25%           224%
GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
   For the period ended 09/30/06 (1)    0.53%        1.65%            --(12)           1.65%           1.45%            50%
   For the year ended 03/31/06          0.57%        1.62%         (0.00%)             1.62%           1.24%(11)       167%
   For the year ended 03/31/05          0.80%        1.66%         (0.02%)             1.64%           1.32%           203%
   For the year ended 03/31/04          0.71%        1.74%         (0.04%)             1.70%           1.44%(6)        186%
   For the year ended 03/31/03          0.65%        1.72%         (0.21%)             1.51%           1.48%(7)        203%
   For the year ended 03/31/02         (0.09%)       1.61%          0.01%              1.60%           1.62%           232%

(10) INCEPTION TO DATE RETURN.

(11) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH AND INTERNATIONAL GROWTH, DO NOT EXCEED 1.45% AND 1.64%, FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. SMALL CAP VALUE, U.S. LARGE CAP VALUE AND U.S. SYSTEMATIC LARGE CAP GROWTH HAD RATES THROUGHOUT THE YEAR OF 1.55%, 1.06% AND 1.37% RESPECTIVELY.

(12) THE EXPENSE REIMBURSEMENT WAS TERMINATED ON JANUARY 23, 2006.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                       U.S. SYSTEMATIC
                                     U.S. EMERGING   U.S. SMALL CAP   U.S. LARGE CAP      LARGE CAP      INTERNATIONAL
SEPTEMBER 30, 2006 (UNAUDITED)           GROWTH           VALUE           VALUE             GROWTH           GROWTH
----------------------------------------------------------------------------------------------------------------------
Assets
   Investments, at value*             $11,743,118     $145,569,518      $30,270,183      $15,495,029      $106,167,533
   Foreign currencies, at value**              --               --               --               --             1,540
   Cash                                        --               --               --               --             8,692
   Receivables:
      Investment securities sold          152,257        1,331,081               --               --         2,377,675
      Capital shares sold                  12,441          188,261            7,633           15,015            67,070
      Dividends                                --          193,948           43,530           13,333           124,667
      Foreign taxes receivable                 --               --               --               --            13,903
      Other                                 6,778           77,002            4,366            6,045            42,027
                                      -----------     ------------      -----------      -----------      ------------
Total assets                           11,914,594      147,359,810       30,325,712       15,529,422       108,803,107
                                      -----------     ------------      -----------      -----------      ------------
Liabilities
   Payables:
      Bank overdraft                  $        65     $     16,981      $       171      $        11      $         --
      Investments purchased               119,902          263,051          307,475               --         1,704,651
      Capital shares redeemed              30,501           29,929            4,348            4,014            33,206
      Collateral on securities
         loaned                         1,593,900        2,804,040               --               --         4,020,455
      To investment advisor                 6,051           85,108           10,237            5,467            40,613
   Accrued Expenses and other
      liabilities                           4,506           64,089            9,767            8,604            57,416
                                      -----------     ------------      -----------      -----------      ------------
Total Liabilities                       1,754,925        3,263,198          331,998           18,096         5,856,341
                                      -----------     ------------      -----------      -----------      ------------
NET ASSETS                             10,159,669      144,096,612       29,993,714       15,511,326       102,946,766
                                      ===========     ============      ===========      ===========      ============
* Investments, at cost                 10,882,852      129,018,044       24,485,475       13,861,561        91,287,713
                                      ===========     ============      ===========      ===========      ============
** Foreign currencies, at cost                 --               --               --               --             1,485
                                      ===========     ============      ===========      ===========      ============
Net Assets Consist of:
   Paid-in capital                    $15,891,539     $110,445,117      $27,292,718      $22,774,594      $ 89,692,488
   Undistributed net investment
      income (loss)                       (36,404)         511,915          435,661            8,591           965,048
   Accumulated net realized gain
      (loss) on  investments and
      foreign currencies               (6,555,732)      16,588,106       (3,519,373)      (8,905,327)       (2,589,376)
   Net unrealized appreciation
      (depreciation) of  investments
      and of other assets and
      liabilities denominated in
      foreign currencies                  860,266       16,551,474        5,784,708        1,633,468        14,878,606
Net Assets applicable to all          -----------     ------------      -----------      -----------      ------------
   shares outstanding                 $10,159,669     $144,096,612      $29,993,714      $15,511,326      $102,946,766
                                      ===========     ============      ===========      ===========      ============
   Net Assets of Class I shares       $ 7,023,587     $114,000,592      $25,474,670      $   710,594      $ 44,266,565
   Net Assets of Class II shares               --       29,334,250               --        9,013,239        56,912,654
   Net Assets of Class III shares              --               --               --               --                --
   Net Assets of Class IV shares               --               --               --               --            (2,897)
   Net Assets of Class R shares         3,136,082          761,770        4,519,044        5,787,493         1,770,444
                                      ===========     ============      ===========      ===========      ============
   Class I Shares outstanding             561,842        5,731,433          820,467           39,020         1,942,147
   Class II Shares outstanding                 --        1,475,980               --          497,722         2,490,211
   Class III Shares outstanding                --               --               --               --                --
   Class IV Shares outstanding                 --               --               --               --                --
   Class R Shares outstanding             255,047           38,373          145,564          323,080            79,312
                                      ===========     ============      ===========      ===========      ============
Net Asset Value -- Class I Share      $     12.50     $      19.89      $     31.05      $     18.21      $      22.79
Net Asset Value -- Class II Share     $        --     $      19.87      $        --      $     18.11      $      22.85
Net Asset Value -- Class III Share    $        --     $         --      $        --      $        --      $         --
Net Asset Value -- Class IV Share     $        --     $         --      $        --      $        --      $         --
Net Asset Value -- Class R Share      $     12.30     $      19.85      $     31.05      $     17.91      $      22.32
                                      ===========     ============      ===========      ===========      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

                                                                                       U.S. SYSTEMATIC
PERIOD ENDED                         U.S. EMERGING   U.S. SMALL CAP   U.S. LARGE CAP      LARGE CAP      INTERNATIONAL
SEPTEMBER 30, 2006 (UNAUDITED)          GROWTH            VALUE           VALUE             GROWTH          GROWTH
----------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*   $     9,907      $ 1,053,988      $  256,733         $ 75,981       $ 1,000,393
   Interest                                    59               18              96                5                --
                                      -----------      -----------      ----------         --------       -----------
Total Income                                9,966        1,054,006         256,829           75,986         1,000,393
                                      -----------      -----------      ----------         --------       -----------
Expenses
   Advisory fees                           37,880          567,553          58,723           30,132           256,134
   Administration fees                     22,706          397,399          46,929           39,571           344,172
   Shareholder servicing fees               3,960              923           5,660            7,112             2,178
   Professional fees                          348            4,834             921              489             3,617
   Trustees' fees and expenses                298            4,647             756              384             2,967
   Interest and credit facility
      fees                                  1,185               --             556              105               575
                                      -----------      -----------      ----------         --------       -----------
Total Expenses                             66,377          975,356         113,545           77,793           609,643
Expense offset                            (20,007)        (225,301)        (20,340)          (9,021)         (113,020)
                                      -----------      -----------      ----------         --------       -----------
Net Expenses                               46,370          750,055          93,205           68,772           496,623
                                      -----------      -----------      ----------         --------       -----------
Net Investment Income (Loss)              (36,404)         303,951         163,624            7,214           503,770
                                      -----------      -----------      ----------         --------       -----------
Net Realized and Unrealized Gain
   (Loss) on Investments Realized
   gain from:
   Securities                             660,587        7,221,639         699,183          155,119         2,838,565
   Foreign currency transactions               --               --              --               --         1,563,458
                                      -----------      -----------      ----------         --------       -----------
   Net realized gain (loss)               660,587        7,221,639         699,183          155,119         4,402,023
                                      -----------      -----------      ----------         --------       -----------
Change in unrealized appreciation
   (depreciation) of:
   Investments                         (1,732,217)      (8,001,635)        742,558          214,810        (4,260,287)
   Other assets and liabilities
      denominated in foreign
      currencies                               --               --              --               --          (107,436)
                                      -----------      -----------      ----------         --------       -----------
Net unrealized appreciation
   (depreciation)                      (1,732,217)      (8,001,635)        742,558          214,810        (4,367,723)
                                      -----------      -----------      ----------         --------       -----------
Net Gain (Loss) on Investments         (1,071,630)        (779,996)      1,441,741          369,929            34,300
                                      -----------      -----------      ----------         --------       -----------
Net Increase (Decrease) In Net
   Assets Resulting From
   Operations                         $(1,108,034)     $  (476,045)     $1,605,365         $377,143       $   538,070
                                      ===========      ===========      ==========         ========       ===========
*Foreign taxes withheld               $        --      $        --      $       --         $     --       $   132,974
                                      -----------      -----------      ----------         --------       -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            U.S. EMERGING GROWTH           U.S. SMALL CAP VALUE
                                        ----------------------------   ----------------------------
                                        SEPTEMBER 30,                  SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006             2006         MARCH 31,        2006          MARCH 31,
AND MARCH 31, 2006                       (UNAUDITED)        2006        (UNAUDITED)        2006
-------------------------------------   -------------   ------------   -------------   ------------
Increase (Decrease) In Net Assets
   from Investment Operations:
   Net investment income (loss)          $   (36,404)   $   (131,488)   $    303,951   $    795,961
   Net realized gain (loss)                  660,587       3,962,899       7,221,639     14,420,355
   Net unrealized appreciation
      (depreciation)                      (1,732,217)        241,623      (8,001,635)    11,266,796
                                         -----------    ------------    ------------   ------------
Net increase (decrease) in net
   assets from investment operations      (1,108,034)      4,073,034        (476,045)    26,483,112
                                         -----------    ------------    ------------   ------------
Distributions to Shareholders:
   From net investment income                     --              --              --       (415,210)
   From net realized gains                        --          (7,167)             --     (7,768,635)
                                         -----------    ------------    ------------   ------------
Total distributions                               --          (7,167)             --     (8,183,845)
                                         -----------    ------------    ------------   ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                              1,697,245       1,499,847       9,121,726     33,364,315
      Class II                                    --              --             250     20,190,331
      Class IV                                    --              --              --             --
      Class R                                984,224         350,928          29,712         70,738
   Distributions reinvested
      Class I                                     --           5,184              --      6,277,485
      Class II                                    --              --              --      1,741,176
      Class IV                                    --              --              --             --
      Class R                                     --           1,983              --         43,447
   Cost of shares redeemed
      Class I                               (661,395)     (9,948,897)    (15,219,256)   (19,888,795)
      Class II                                    --              --     (13,560,291)      (128,724)
      Class III
      Class IV                                    --              --              --             --
      Class R                               (646,802)     (1,804,143)        (24,322)      (110,870)
                                         -----------    ------------    ------------   ------------
Net increase (decrease) in net
   assets from share transactions          1,373,272      (9,895,098)    (19,652,181)    41,559,103
                                         -----------    ------------    ------------   ------------
Net Increase (Decrease) in Net Assets        265,238      (5,829,231)    (20,128,226)    59,858,370
Net Assets
   Beginning                               9,894,431      15,723,662     164,224,838    104,366,468
                                         -----------    ------------    ------------   ------------
   Ending                                $10,159,669    $  9,894,431    $144,096,612   $164,224,838
                                         ===========    ============    ============   ============
Undistributed net investment
   income (loss), ending                 $   (36,404)   $         --    $    511,915   $164,224,838
                                         ===========    ============    ============   ============
Class I -- Capital Share Activity
   Shares sold                               128,982         129,381         465,903      1,831,695
   Distributions reinvested                       --             460              --        350,697
   Shares redeemed                           (50,793)       (879,179)       (784,253)    (1,075,546)
                                         ===========    ============    ============   ============
   Net Class I Share Activity                 78,189        (749,338)       (318,350)     1,106,846
                                         ===========    ============    ============   ============
Class II -- Capital Share Activity
   Shares sold                                    --              --              13      1,079,112
   Distributions reinvested                       --              --              --         97,436
   Shares redeemed                                --              --        (711,079)        (6,971)
                                         ===========    ============    ============   ============
   Net Class II Share Activity                    --              --        (711,066)     1,169,577
                                         ===========    ============    ============   ============
Class III -- Capital Share Activity
   Shares sold                                    --              --              --             --
   Distributions reinvested                       --              --              --             --
   Shares redeemed                                --              --              --             --
                                         ===========    ============    ============   ============
   Net Class III Share Activity                   --              --              --             --
                                         ===========    ============    ============   ============
Class IV -- Capital Share Activity
   Shares sold                                    --              --              --             --
   Distributions reinvested                       --              --              --             --
   Shares redeemed                                --              --              --             --
                                         ===========    ============    ============   ============
   Net Class IV Share Activity                    --              --              --             --
                                         ===========    ============    ============   ============
Class R -- Capital Share Activity
   Shares sold                                75,647          31,266           1,503         38,257
   Distributions reinvested                       --             178              --             --
   Shares redeemed                           (52,310)       (181,217)         (1,228)          (415)
                                         ===========    ============    ============   ============
   Net Class R Share Activity                 23,337        (149,773)            275         37,842
                                         ===========    ============    ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             U.S. SYSTEMATIC
                                            U.S. LARGE CAP VALUE            LARGE CAP GROWTH             INTERNATIONAL GROWTH
                                        ---------------------------   ---------------------------   ----------------------------
                                        SEPTEMBER 30,                 SEPTEMBER 30,                 SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2006             2006        MARCH 31,        2006         MARCH 31,         2006         MARCH 31,
AND MARCH 31, 2006                       (UNAUDITED)        2006       (UNAUDITED)       2006        (UNAUDITED)        2006
-------------------------------------   -------------   -----------   -------------   -----------   -------------   ------------
Increase (Decrease) In Net Assets
   from Investment Operations:
   Net investment income (loss)          $   163,624    $   272,042    $     7,214    $     1,377    $    503,770   $  1,005,448
   Net realized gain (loss)                  699,183      1,864,853        155,119        795,200       4,402,023     19,987,251
   Net unrealized appreciation
      (depreciation)                         742,558        445,579        214,810        692,335      (4,367,723)     7,906,288
                                         -----------    -----------    -----------    -----------    ------------   ------------
Net increase (decrease) in net
   assets from investment operations       1,605,365      2,582,474        377,143      1,488,912         538,070     28,898,987
                                         -----------    -----------    -----------    -----------    ------------   ------------
Distributions to Shareholders:
   From net investment income                     --             --                       (26,492)             --             --
   From net realized gains                        --       (363,116)                           --              --    (15,080,798)
                                         -----------    -----------    -----------    -----------    ------------   ------------
Total distributions                               --       (363,116)            --        (26,492)             --    (15,080,798)
                                         -----------    -----------    -----------    -----------    ------------   ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                              4,513,631      6,081,743         70,195      3,132,257       1,723,985      6,546,866
      Class II                                    --             --      5,009,374      3,424,053          50,000     53,840,583
      Class IV                                    --             --             --             --              --     45,381,290
      Class R                                127,423        253,866        195,096        501,618         202,902        670,079
   Distributions reinvested
      Class I                                     --        313,005             --             --              --      6,615,202
      Class II                                    --             --             --         26,492              --             --
      Class IV                                    --             --             --             --              --      8,221,384
      Class R                                     --         50,110             --             --              --        216,270
   Cost of shares redeemed
      Class I                             (2,041,265)    (3,449,778)       (39,256)    (3,624,807)     (3,528,449)   (13,487,399)
      Class II                                    --             --         (4,014)            --              --             --
      Class III                                                                                                --    (43,546,717)
      Class IV                                    --             --             --             --              --    (82,681,011)
      Class R                               (448,394)    (4,225,956)      (562,542)    (4,555,093)       (206,117)      (999,155)
                                         -----------    -----------    -----------    -----------    ------------   ------------
Net increase (decrease) in net
   assets from share transactions          2,151,395       (977,010)     4,668,853     (1,095,480)     (1,757,679)   (19,222,608)
                                         -----------    -----------    -----------    -----------    ------------   ------------
Net Increase (Decrease) in Net Assets      3,756,760      1,242,348      5,045,996        366,940      (1,219,609)    (5,404,419)
Net Assets
   Beginning                              26,236,954     24,994,606     10,465,330     10,098,390     104,166,375    109,570,794
                                         -----------    -----------    -----------    -----------    ------------   ------------
   Ending                                $29,993,714    $26,236,954    $15,511,326    $10,465,330    $102,946,766   $104,166,375
                                         ===========    ===========    ===========    ===========    ============   ============
Undistributed net investment
   income (loss), ending                 $   435,661    $   272,037    $     8,591    $     1,377    $    965,048   $104,166,375
                                         ===========    ===========    ===========    ===========    ============   ============
Class I -- Capital Share Activity
   Shares sold                               150,232        218,484          3,959        208,507          77,236        305,670
   Distributions reinvested                       --         11,215             --             --              --        340,639
   Shares redeemed                           (68,194)      (125,785)        (2,300)      (220,921)       (157,182)      (646,622)
                                         ===========    ===========    ===========    ===========    ============   ============
   Net Class I Share Activity                 82,038        103,914          1,659        (12,414)        (79,946)          (313)
                                         ===========    ===========    ===========    ===========    ============   ============
Class II -- Capital Share Activity
   Shares sold                                    --             --        287,078        209,270           2,199      2,488,012
   Distributions reinvested                       --             --             --          1,596              --             --
   Shares redeemed                                --             --           (222)            --              --             --
                                         ===========    ===========    ===========    ===========    ============   ============
   Net Class II Share Activity                    --             --        286,856        210,866           2,199      2,488,012
                                         ===========    ===========    ===========    ===========    ============   ============
Class III -- Capital Share Activity
   Shares sold                                    --             --             --             --              --             --
   Distributions reinvested                       --             --             --             --              --             --
   Shares redeemed                                --             --             --             --              --     (1,979,233)
                                         ===========    ===========    ===========    ===========    ============   ============
   Net Class III Share Activity                   --             --             --             --              --     (1,979,233)
                                         ===========    ===========    ===========    ===========    ============   ============
Class IV -- Capital Share Activity
   Shares sold                                    --             --             --             --              --      2,059,584
   Distributions reinvested                       --             --             --             --              --        422,693
   Shares redeemed                                --             --             --             --              --     (3,755,023)
                                         ===========    ===========    ===========    ===========    ============   ============
   Net Class IV Share Activity                    --             --             --             --              --     (1,272,746)
                                         ===========    ===========    ===========    ===========    ============   ============
Class R -- Capital Share Activity
   Shares sold                                 4,239          9,217         11,336        398,538           9,071         30,959
   Distributions reinvested                       --          1,792             --             --              --         11,347
   Shares redeemed                           (14,938)      (157,044)       (32,445)    (1,817,930)         (9,557)       (49,170)
                                         ===========    ===========    ===========    ===========    ============   ============
   Net Class R Share Activity                (10,699)      (146,035)       (21,109)    (1,419,392)           (486)        (6,864)
                                         ===========    ===========    ===========    ===========    ============   ============

NOTES TO FINANCIAL STATEMENTS -- (Unaudited)

NOTE A -- ORGANIZATION

Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of fourteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), nine Funds have issued Class II shares ("Class II"), one Fund has issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and five Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R shares have a distribution fee. The Funds offering Class R shares are covered in this report.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

Equity securities, including ADRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the quoted bid price provided by an approved bond pricing service. Convertible securities are normally priced at the mean between the bids and ask prices. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at September 30, 2006.

FUTURES CONTRACTS

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at September 30, 2006.

OPTIONS CONTRACTS

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging securities market. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, loose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended September 30, 2006 were:

FUND                   MARKET VALUE   COLLATERAL
------------------------------------------------
U.S. Emerging Growth    $1,552,799    $1,593,900
U.S. Small Cap Value     2,739,971     2,804,040
International Growth     3,783,241     4,020,455

CREDIT FACILITY

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2007. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2006, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

Many of the brokers with whom the Investment Adviser places trades on behalf of the Funds provided services to the Funds in addition to trade execution. These services included payments of certain expenses on behalf of the Funds. In addition, through arrangements with the Funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the Funds' expenses. During the period, the credits used to reduce the Funds' expenses were:

                                    CREDIT      DIRECT    SECURITY
                                   INTEREST   BROKERAGE    LENDING
FUND                                OFFSET      OFFSET     OFFSET
------------------------------------------------------------------
U.S. Emerging Growth                 11,530      1,735       6742
U.S. Small Cap Value                193,315     15,532     16,455
U.S. Large Cap Value                 14,857        496      4,987
U.S. Systematic Large Cap Growth      3,098        936      4,987
International Growth                 58,604     19,013     35,403

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

DISTRIBUTIONS TO SHAREHOLDERS

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D -- FEES AND TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Nicholas-Applegate Capital Management LLC ("NACM") serves as Adviser (the "Adviser") to the Trust. The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds are listed in the table below.

ADMINISTRATIVE & SHAREHOLDER SERVICES FEE

On January 24, 2006, the Funds entered into a new Administration Agreement, the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class R shareholders of the Funds pay an administrative fee to the Investment Adviser computed as a percentage of the Funds' assets attributable in the aggregate to Class R shares, the Investment Adviser, in turn, provides or procures administrative and shareholder services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class R shareholders, such as brokerage fees, taxes, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the disinterested Trustees of the Trust and their counsel.

The Investment Advisory, Administrative Services and Distribution Fees are charged at the following annual rates:

                                   ADVISORY   ADMINISTRATION
FUND                                 FEE           FEE*
------------------------------------------------------------
U.S. Emerging Growth                 0.75%         0.41%
U.S. Small Cap Value                 0.75%         0.52%
U.S. Large Cap Value                 0.45%         0.33%
U.S. Systematic Large Cap Growth     0.45%         0.64%
International Growth                 0.50%         0.86%

* EXCLUDES TRUSTEES' FEES AND EXPENSES, TAX, BROKERAGE AND INTEREST EXPENSES, AND EXTRAORDINARY EXPENSES.

TRUSTEE COMPENSATION

Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust, except for the chairman of the Trust who will receive annual compensation of approximately $42,000 from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2006 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2006, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                              NET
                                                                             GROSS           GROSS        UNREALIZED
                                                                           UNREALIZED     UNREALIZED     APPRECIATION
                                    PURCHASES     SALES       TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND                               (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)      (IN 000'S)
----------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth                  8,740        7,032        10,883        1,238           (378)            860
U.S. Small Cap Value                 32,115       42,496       129,018       23,880         (7,329)         16,551
U.S. Large Cap Value                  7,681        5,684        24,485        5,935           (150)          5,785
U.S. Systematic Large Cap Growth     10,002        5,361        13,862        1,755           (122)          1,633
International Growth                 51,095       56,422        91,288       16,852         (1,972)         14,880
----------------------------------------------------------------------------------------------------------------------

GAINS AND LOSSES RESULTING FROM THE REDEMPTIONS-IN-KIND ARE INCLUDED IN THE REALIZED GAIN/LOSS FROM SECURITIES AND NON-U.S. CURRENCY TRANSACTIONS. DURING THE PERIOD, THE FUNDS DID NOT HAVE ANY REDEMPTIONS-IN-KIND.

NOTE F -- FINANCIAL INSTRUMENTS

The Funds may be party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts. For the period ended September 30, 2006 the Funds were not party to any such agreements.

NOTE G -- PROXY VOTING

The Investment Adviser votes proxies on behalf of the Funds pursuant to written policies and procedures adopted by the Funds. To obtain free information on how your Funds' securities were voted, please call the Funds at 1-800-551-8043 or visit the Funds' website at www.nacm.com. You may also view how the Fund's securities were voted by visiting the Securities & Exchange Commission's website at www.sec.gov.

SHAREHOLDER EXPENSE EXAMPLE -- (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return if 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID DURING
                                              BEGINNING ACCOUNT     ENDING ACCOUNT          THE PERIOD*       ANNUALIZED
                                                    VALUE                VALUE           APRIL 1, 2006 TO       EXPENSE
                                                APRIL 1, 2006     SEPTEMBER 30, 2006    SEPTEMBER 30, 2006       RATIO
------------------------------------------------------------------------------------------------------------------------
U.S. EMERGING GROWTH -- CLASS R
Actual                                            $1,000.00            $  898.50               $7.05             1.46%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00            $1,017.50               $7.49             1.46%
------------------------------------------------------------------------------------------------------------------------
U.S. SMALL CAP VALUE -- CLASS R
Actual                                            $1,000.00            $1,000.50               $7.78             1.56%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00            $1,017.15               $7.85             1.56%
------------------------------------------------------------------------------------------------------------------------
U.S. LARGE CAP VALUE -- CLASS R
Actual                                            $1,000.00            $1,057.90               $5.49             1.07%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00            $1,019.60               $5.39             1.07%
------------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS R
Actual                                            $1,000.00            $1,018.20               $6.94             1.38%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00            $1,018.05               $6.94             1.38%
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH -- CLASS R
Actual                                            $1,000.00            $1,002.70               $8.24             1.65%
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00            $1,016.70               $8.30             1.65%
------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO; MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD.

SUPPLEMENTARY INFORMATION -- (Unaudited)

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds' Form N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, the Funds have not evaluated the impact that will result from adopting FIN 48.

CORPORATE GOVERNANCE

NAME, ADDRESS (1) AGE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND       OTHER DIRECTORSHIP HELD BY TRUSTEE NUMBER OF
LENGTH OF TIME SERVED (2)        PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
------------------------------   -----------------------------------------------
DISINTERESTED TRUSTEES:

GEORGE F. KEANE (76)             PRINCIPAL OCCUPATIONS: President Emeritus and
Chairman of the Board &          founding Chief Executive Officer, The Common
Trustee  Since August 2004       Fund (1971-1993); and Endowment Advisors
                                 (1987-1999) (organizations that provide
                                 investment management programs for colleges and universities)

                                 OTHER DIRECTORSHIPS HELD: Director, Bramwell
                                 Funds (since 1994); Director, Longview Oil &
                                 Gas (since 2000); Director, Security Capital
                                 U.S. Real Estate (since 1997); Director, The
                                 Universal Bond Fund (since 1997); Director,
                                 Universal Stainless & Alloy Products Inc.
                                 (since 1994); Director, United Water Services and affiliated companies (1996-2000); Director, and former Chairman of the Board, Trigen Energy Corporation (1994-2000); Trustee,
                                 Nicholas-Applegate Mutual Funds (1994-1999).

                                 NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

WALTER E. AUCH  (85)             PRINCIPAL OCCUPATIONS: Retired; prior thereto,
Trustee  Since May 1999          Chairman and CEO of Chicago Board of Options
                                 Exchange (1979-1986); Senior Executive Vice
                                 President PaineWebber, Inc.

                                 OTHER DIRECTORSHIPS HELD: Trustee, LLBS Funds (since 1994 and Brinson Supplementary Trust (since 1997); Director, Thompson Asset Management Corp (1987-1999; Director, Smith Barney Trak Fund (since 1992) and Smith Barney Advisors (since 1992); Director, PIMCO Advisors L.P (since 1994); Director, Banyon Realty Trust (1988-2002), Banyon Mortgage Investment Fund (1989-2002) and Banyon Land Fund II (since
                                 1988); Director, Express America Holdings Corp (1992-1999); Director, Legend Properties, Inc. (1987-1999); Director, Senele Group (since
                                 1988); Director, Fort Dearborn Income
                                 Securities, Inc. (1987-1995); Trustee,
                                 Nicholas-Applegate Mutual Funds (1994-1999);
                                 Director, Geotek Industries, Inc. (1987-1998).

                                 NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

DARLENE DEREMER  (50)            PRINCIPAL OCCUPATIONS: Managing Director,
Trustee  Since May 1999          Putnam Lovell NBF Private Equity (Since 2004);
                                 Managing Director, NewRiver E-Business Advisory
                                 Services Division (2000-2003); Prior to,
                                 President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (1987-2003); Vice
                                 President and Director, Asset Management
                                 Division, State Street Bank and Trust Company, now referred to as State Street Global
                                 Advisers, (1982-1987); Vice President, T. Rowe
                                 Price & Associates (1979-1982); Member, Boston
                                 Club (since 1998); Member, Financial Women's
                                 Association Advisory Board (since 1995);
                                 Founder, Mutual Fund Cafe Website.

                                 OTHER DIRECTORSHIPS HELD: Founding Member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer's Association (since 1998); Director, King's Wood Montessori School (since 1995); Editorial Board, National Association of Variable Annuities (since 1997); Director, Nicholas-Applegate Strategic Opportunities,
                                 Ltd. (1994-1997); Trustee, Nicholas-Applegate Mutual Funds (1994-1999); Director, Jurika & Voyles Fund Group (since 1994-2000); Director, Nicholas-Applegate Southeast Asia Fund, Ltd. (since 2004).

                                 NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14

JOHN J. MURPHY  (62)             PRINCIPAL OCCUPATIONS: Founder and senior
Trustee  Since September 2005    principal, Murphy Capital Management

                                 OTHER DIRECTORSHIPS HELD: Director, Smith
                                 Barney Multiple Discipline Trust; Director,
                                 Barclays International Funds Group Ltd. and affiliated companies.

                                 NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14
--------------------------------------------------------------------------------
INTERESTED TRUSTEES:

HORACIO A. VALEIRAS  (47)        PRINCIPAL OCCUPATIONS: Managing Director (since
President & Trustee  Since       2004) and Chief Investment Officer.
August 2004                      Nicholas-Applegate Capital Management,
                                 Nicholas-Applegate Securities (since 2002);
                                 Managing Director of Morgan Stanley Investment
                                 Management, London (1997-2002); Head of
                                 International Equity and Asset Allocation,
                                 Miller Anderson & Sherred; Director and Chief of Investment Strategies, Credit Suisse First
                                 Boston.

                                 OTHER DIRECTORSHIPS HELD: Trustee, The Bishops School (since 2002); Trustee, San Diego Rowing Club (since 2002).

                                 NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 14
--------------------------------------------------------------------------------

CORPORATE GOVERNANCE

NAME, ADDRESS (1) AGE            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND       OTHER DIRECTORSHIP HELD BY TRUSTEE NUMBER OF
LENGTH OF TIME SERVED (2)        PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
------------------------------   -----------------------------------------------
OFFICERS:

CHARLES H. FIELD, JR.  (51)      PRINCIPAL OCCUPATIONS: General Counsel,
Secretary and Chief Compliance   Nicholas-Applegate Capital Management,
Officer  Since May 2002          Nicholas-Applegate Securities LLC,
                                 Nicholas-Applegate Holdings LLC (since February
                                 2004), Deputy General Counsel,
                                 Nicholas-Applegate Capital Management, LLC
                                 (1996-2004).

                                 OTHER DIRECTORSHIPS HELD: Director,
                                 Nicholas-Applegate U.S. Convertible Fund, LLC (since 2006).

                                 NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 14

DEBORAH A. WUSSOW  (46)          PRINCIPAL OCCUPATIONS: Vice President and
Treasurer and Assistant          Director, Nicholas-Applegate Capital
Secretary  Since August 2006     Management, LLC (Since 2005), and previously
                                 Manager, Legal and Compliance,
                                 Nicholas-Applegate Capital Management, LLC
                                 (since 1995)

                                 OTHER DIRECTORSHIPS HELD: NA

                                 NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 14
--------------------------------------------------------------------------------

(1)  UNLESS OTHERWISE NOTED, THE ADDRESS OF THE TRUSTEES AND OFFICERS IS C/O:
     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 32ND FLOOR, SAN DIEGO, CALIFORNIA 92101.

(2) EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HER OR HIS SUCCESSOR IS ELECTED.

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                            George F. Keane, CHAIRMAN
                                 Walter E. Auch
                               Darlene T. DeRemer
                                 John J. Murphy
                              Horacio A. Valeiras

                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT
                        Charles H. Field, Jr., SECRETARY
                          Deborah A. Wussow, TREASURER

                               INVESTMENT ADVISER

                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR

                         Nicholas-Applegate Securities

                                   CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                         UMB Fund Services Group, Inc.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

                                                                      SAR0906RET

NICHOLAS | APPLEGATE(R)
INSTITUTIONAL FUNDS
Nicholas-Applegate Securities, Distributor

[A company of Allianz LOGO]                                    600 West Broadway
Global Investors                                     San Diego, California 92101
                                                                    800.551.8043



ITEM 2. CODE OF ETHICS.

	Not required for this semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

	Not required for this semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	Not required for this semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSE-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

	Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

	Item 11(a) The registrant's principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1933, as amended.

	Item 11(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

	(a)(1) Not required for this semi-annual report on Form N-CSR.

	(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is filed as Exhibit 12(a) (2).

	(b) The certifications required by Rule 30a-2(b) under the Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached as exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Institutional Funds
 -------------------------------------

By (Signature and Title)

/s/ Horacio A. Valeiras
=======================
Horacio A. Valeiras
Title: Chief Executive Officer and President
Date: December 12, 2006


By (Signature and Title)

/s/ Deborah A. Wussow
=======================
Deborah A. Wussow
Title: Chief Financial Officer and Treasurer
Date: December 12, 2006

* Print name and title of each signing officer under his or her signature.